                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.
                 BlackRock Balanced Capital V.I. Fund
                 BlackRock Basic Value V.I. Fund
                 BlackRock Fundamental Growth V.I. Fund
                 BlackRock Global Allocation V.I. Fund
                 BlackRock Global Growth V.I. Fund
                 BlackRock Government Income V.I. Fund
                 BlackRock High Income V.I. Fund
                 BlackRock International Value V.I. Fund
                 BlackRock Large Cap Core V.I. Fund
                 BlackRock Large Cap Growth V.I. Fund
                 BlackRock Large Cap Value V.I. Fund
                 BlackRock Money Market V.I. Fund
                 BlackRock S&P 500 Index V.I. Fund
                 BlackRock Total Return V.I. Fund
                 BlackRock Utilities and Telecommunications V.I. Fund BlackRock Value Opportunities V.I. Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
     BlackRock Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2008

Date of reporting period: 01/01/2008 - 06/30/2008

Item 1 -   Report to Stockholders

--------------------------------------------------------------------------------

     BLACKROCK VARIABLE
     -------------
     SERIES FUNDS, INC.

     -------------


                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
A Letter to Shareholders

--------------------------------------------------------------------------------

DEAR SHAREHOLDER

Throughout the past year, investors were overwhelmed by lingering credit and financial market troubles, surging oil prices and more recently, renewed inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the "Fed") has been aggressive in its attempts to stoke economic growth and ease financial market instability. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. As widely anticipated, the end of the period saw a pause in Fed action, as the central bank held the target rate steady at 2.0% amid rising inflationary pressures.

As the Fed's bold response to the financial crisis helped ease credit turmoil and investor anxiety, U.S. equity markets sank sharply over the last six months, notwithstanding a brief rally in the spring. International markets were not immune to the tumult, with most regions also registering declines.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), with investors continuing to seek safety as part of a broader flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March 2008, climbed up to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged.

Tax-exempt issues eked out gains for the reporting period, but underperformed their taxable counterparts, as the group continued to be pressured by problems among municipal bond insurers and the breakdown in the market for auction rate securities.

The major benchmark indexes generated results that largely reflected heightened investor risk aversion:

TOTAL RETURNS AS OF JUNE 30, 2008

----------------------------------------------------
                                 6-month    12-month
----------------------------------------------------
U.S. equities (S&P 500
  Index)......................    (11.91)%   (13.12)%
Small cap U.S. equities
  (Russell 2000 Index)........     (9.37)    (16.19)
International equities (MSCI
  Europe, Australasia, Far
  East Index).................    (10.96)    (10.61)
Fixed income (Lehman Brothers
  U.S. Aggregate Index).......      1.13       7.12
Tax-exempt fixed income
  (Lehman Brothers Municipal
  Bond Index).................      0.02       3.23
High yield bonds (Lehman
  Brothers U.S. Corporate High
  Yield 2% Issuer Capped
  Index)......................     (1.08)     (1.74)

----------------------------------------------------


Past performance is no guarantee of future results. Index performance shown for illustrative purposes only.

You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit WWW.BLACKROCK.COM/FUNDS. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Rob Kapito
Rob Kapito
President, BlackRock Advisors, LLC



                     THIS PAGE NOT PART OF YOUR FUND REPORT

--------------------------------------------------------------------------------

     BLACKROCK BALANCED CAPITAL V.I. FUND

     ---------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - Asset allocation proved unfavorable, and bonds underperformed the Lehman Brothers U.S. Aggregate Index while equities comfortably outpaced the S&P 500 Index for the semi-annual period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Within the equity portfolio, good stock selection in the energy sector contributed most to relative results, led by double-digit gains from Weatherford International Ltd., Devon Energy Corp. and Murphy Oil Corp. Good stock selection in the information technology (IT) sector also proved advantageous due to solid gains from Accenture Ltd. and Broadcom Corp. Additionally, our underweight and good stock selection in the healthcare sector aided returns, led by Wyeth and Baxter International, Inc. These areas of strength more than offset poor stock selection in the industrials and materials sectors.

  - Within the fixed income portfolio, a substantial underweight in U.S. Treasury issues hampered results as the sector experienced a powerful rally early in the period. Likewise, an overweight to various high-quality spread sectors, including mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), generally detracted from performance. The Fund's bias toward a steeper yield curve was advantageous.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Within the equity portfolio, we increased our consumer exposure, initiating positions in Carnival Corp., Kohl's Corp. and J.C. Penney Co., Inc. Pessimism about the outlook for consumer spending has inflicted severe damage on this sector, affording us some attractive investment opportunities. We also increased our health care exposure given its non-cyclical characteristics and attractive valuation, adding to holdings in AmerisourceBergen Corp., and Schering-Plough Corp. and introducing Merck & Co., Inc. to the portfolio.

  - We reduced the Fund's IT exposure, trimming positions in International Business Machines Corp., Hewlett-Packard Co. and Yahoo, Inc. on recent relative strength and eliminating holdings in Applied Materials Inc., Motorola, Inc. and Texas Instruments, Inc. We also reduced our cyclical exposure, eliminating positions in paper companies International Paper Co. and MeadWestvaco Corp.

  - Within fixed income, we increased the Fund's duration to neutral versus the Lehman U.S. Aggregate Index. We maintained overweights in MBS and CMBS, although we did trim the size of the MBS position.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the semi-annual period invested 66.2% in equities, 32.0% in fixed income and 1.8% in cash equivalents.

  - While uncertainty over the pace of economic and corporate earnings growth is likely to persist through 2008 and credit conditions are likely to remain challenging, we view the associated decline in share prices opportunistically and will look to further increase our exposure to equities as opportunities present themselves. Bonds, meanwhile, look increasingly expensive as interest rates are low and inflation-adjusted yields are well below historical averages, limiting their return potential. As always, we will continue to take advantage of the Fund's flexibility as market conditions evolve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

LINE GRAPH

                          BLACKROCK BALANCED
                             CAPITAL V.I.                     LEHMAN BROTHERS
                            FUND(2)-CLASS I     S&P 500(R)     U.S. AGGREGATE
                               SHARES(1)         INDEX(3)         INDEX(4)
                          ------------------    ----------    ---------------
6/98                             10000             10000           10000
6/99                             10654             12276           10315
6/00                             11369             13165           10785
6/01                             10281             11213           11997
6/02                              9532              9196           13031
6/03                              9510              9219           14387
6/04                             10838             10981           14433
6/05                             11454             11675           15414
6/06                             12391             12683           15290
6/07                             14631             15294           16226
6/08                             13362             13287           17382




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund invests in a balanced portfolio of fixed income and equity securities.

(3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

(4) This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                      6-MONTH         ---------------------------------
                                                   TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------
Class I Shares(1)                                       (7.98)%        (8.67)%      7.04%        2.94%

-------------------------------------------------------------------------------------------------------

S&P 500 Index(2)                                       (11.91)        (13.12)       7.58         2.88
-------------------------------------------------------------------------------------------------------

Lehman Brothers U.S. Aggregate Index(3)                  1.13           7.12        3.86         5.68
-------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

(3) This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.


Past performance not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
ASSET MIX                                                          LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Common Stocks...................................................             58%
U.S. Government Agency Mortgage-Backed Securities...............             18
Non-U.S. Government Agency Mortgage-Backed Securities...........             10
Corporate Bonds.................................................              6
Asset-Backed Securities.........................................              4
U.S. Government Obligations.....................................              2
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...............              1
Foreign Government Obligations..................................              1

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                             INCLUDING INTEREST EXPENSE
                  ---------------------------------------------------------------------------------------------------------------
                                          ACTUAL                                               HYPOTHETICAL(2)
                  ------------------------------------------------------   ------------------------------------------------------
                     BEGINNING          ENDING                                BEGINNING          ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------
Class I.........       $1,000          $920.20              $4.06               $1,000         $1,020.67             $4.27

---------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.85% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.


                                                             EXCLUDING INTEREST EXPENSE
                  ---------------------------------------------------------------------------------------------------------------
                                          ACTUAL                                               HYPOTHETICAL(2)
                  ------------------------------------------------------   ------------------------------------------------------
                     BEGINNING          ENDING                                BEGINNING          ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------
Class I.........       $1,000          $920.20              $4.01               $1,000         $1,020.72             $4.22

---------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.84% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments June 30, 2008 (unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                              SHARES     VALUE
--------------------------------------------------------------
AEROSPACE & DEFENSE--2.0%
Honeywell International, Inc. ......        9,600  $   482,688
United Technologies Corp. ..........        7,600      468,920
                                                   -----------
                                                       951,608

--------------------------------------------------------------


AIR FREIGHT & LOGISTICS--1.1%
FedEx Corp. ........................        2,300      181,217
United Parcel Service, Inc. Class
  B.................................        5,500      338,085
                                                   -----------
                                                       519,302
--------------------------------------------------------------


AUTOMOBILES--0.8%
Harley-Davidson, Inc. ..............        9,800      355,348
--------------------------------------------------------------


BEVERAGES--1.4%
Anheuser-Busch Cos., Inc. ..........        7,500      465,900
Dr. Pepper Snapple Group, Inc.(a)...       10,000      209,800
                                                   -----------
                                                       675,700
--------------------------------------------------------------


BUILDING PRODUCTS--0.4%
Masco Corp. ........................       11,200      176,176
--------------------------------------------------------------


CAPITAL MARKETS--4.0%
The Bank of New York Mellon Corp. ..       17,300      654,459
Invesco Ltd.(b).....................       19,300      462,814
Legg Mason, Inc. ...................        6,300      274,491
Morgan Stanley......................       12,700      458,089
                                                   -----------
                                                     1,849,853
--------------------------------------------------------------


CHEMICALS--2.4%
The Dow Chemical Co. ...............       12,700      443,357
E.I. du Pont de Nemours & Co. ......       15,900      681,951
                                                   -----------
                                                     1,125,308
--------------------------------------------------------------


COMMUNICATIONS EQUIPMENT--1.8%
Cisco Systems, Inc.(a)..............       30,900      718,734
Juniper Networks, Inc.(a)...........        6,300      139,734
                                                   -----------
                                                       858,468
--------------------------------------------------------------


COMPUTERS & PERIPHERALS--2.9%
Hewlett-Packard Co. ................       11,600      512,836
International Business Machines
  Corp. ............................        6,100      723,033
Sun Microsystems, Inc.(a)...........       11,500      125,120
                                                   -----------
                                                     1,360,989
--------------------------------------------------------------


CONSUMER FINANCE--0.3%
Discover Financial Services, Inc. ..       11,600      152,772
--------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--1.5%
Citigroup, Inc. ....................        5,100       85,476
JPMorgan Chase & Co. ...............       17,700      607,287
                                                   -----------
                                                       692,763
--------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
AT&T Inc. ..........................       15,000      505,350
Verizon Communications, Inc. .......       17,900      633,660
                                                   -----------
                                                     1,139,010
--------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Tyco Electronics Ltd. ..............        6,200      222,084
--------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--3.7%
Schlumberger Ltd. ..................        4,800      515,664
Transocean, Inc. ...................        2,300      350,497
Weatherford International Ltd.(a)...       17,100      847,989
                                                   -----------
                                                     1,714,150
--------------------------------------------------------------


FOOD & STAPLES RETAILING--0.7%
Wal-Mart Stores, Inc. ..............        6,100      342,820
--------------------------------------------------------------


FOOD PRODUCTS--4.6%
Cadbury Plc(b)......................        9,000      452,880
General Mills, Inc. ................        6,100      370,697
Nestle SA Registered Shares.........       15,000      675,970
Unilever NV(b)......................       22,400      636,160
                                                   -----------
                                                     2,135,707
--------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Baxter International, Inc. .........        5,300      338,882
--------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--1.0%
AmerisourceBergen Corp. ............       11,500      459,885
--------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--2.7%
Carnival Corp. .....................       16,500      543,840
McDonald's Corp. ...................       12,500      702,750
                                                   -----------
                                                     1,246,590
--------------------------------------------------------------


HOUSEHOLD DURABLES--0.9%
Sony Corp.(b).......................        9,800      428,652
--------------------------------------------------------------


HOUSEHOLD PRODUCTS--1.6%
Kimberly-Clark Corp. ...............       12,200      729,316
--------------------------------------------------------------


IT SERVICES--1.3%
Accenture Ltd. Class A..............       14,500      590,440
--------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--3.7%
3M Co. .............................        7,400      514,966
General Electric Co. ...............       21,700      579,173
Textron, Inc. ......................       13,100      627,883
                                                   -----------
                                                     1,722,022
--------------------------------------------------------------


INSURANCE--4.0%
ACE Ltd. ...........................       11,500      633,535
American International Group,
  Inc. .............................       14,000      370,440
Prudential Financial, Inc. .........        8,500      507,790
RenaissanceRe Holdings Ltd. ........        8,500      379,695
                                                   -----------
                                                     1,891,460
--------------------------------------------------------------


INTERNET SOFTWARE & SERVICES--0.6%
Yahoo! Inc.(a)......................       12,600      260,316
--------------------------------------------------------------


MACHINERY--1.2%
Dover Corp. ........................       12,000      580,440
--------------------------------------------------------------


MEDIA--1.5%
CBS Corp. Class B...................       20,600      401,494
Comcast Corp. Special Class A.......        4,800       90,048
Walt Disney Co. ....................        6,000      187,200
                                                   -----------
                                                       678,742
--------------------------------------------------------------


METALS & MINING--0.8%
Alcoa, Inc. ........................       10,300      366,886
--------------------------------------------------------------


MULTILINE RETAIL--0.7%
J.C. Penney Co., Inc. ..............        6,300      228,627
Kohl's Corp.(a).....................        2,900      116,116
                                                   -----------
                                                       344,743
--------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--5.2%
Devon Energy Corp. .................        6,500      781,040
EnCana Corp. .......................        2,400      218,232
Exxon Mobil Corp. ..................        4,900      431,837
Murphy Oil Corp. ...................        8,200      804,010
Petroleo Brasileiro SA(b)...........        2,900      205,407
                                                   -----------
                                                     2,440,526
--------------------------------------------------------------


PHARMACEUTICALS--4.1%
Bristol-Myers Squibb Co. ...........       24,300      498,879
Merck & Co., Inc. ..................        7,700      290,213
Schering-Plough Corp. ..............       20,500      403,645
Wyeth...............................       15,000      719,400
                                                   -----------
                                                     1,912,137
--------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                              SHARES     VALUE
--------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.8%
Broadcom Corp. Class A(a)...........       21,000  $   573,090
Intersil Corp. Class A..............       17,400      423,168
Micron Technology, Inc.(a)..........       49,500      297,000
                                                   -----------
                                                     1,293,258
--------------------------------------------------------------


SOFTWARE--2.3%
Electronic Arts, Inc.(a)............        9,900      439,857
Microsoft Corp. ....................       23,200      638,232
                                                   -----------
                                                     1,078,089
--------------------------------------------------------------


SPECIALTY RETAIL--0.6%
Home Depot, Inc. ...................       12,200      285,724
--------------------------------------------------------------

TOTAL COMMON STOCKS--66.2%                          30,920,166
--------------------------------------------------------------

--------------------------------------------------------------



PREFERRED SECURITIES
--------------------------------------------------------------

                                              PAR
CAPITAL TRUSTS                              (000)
--------------------------------------------------------------


CAPITAL MARKETS--0.0%
Lehman Brothers Holdings Capital
  Trust V, 5.857%(c)(d).............  $        10        6,525
--------------------------------------------------------------


COMMERCIAL BANKS--0.1%
BAC Capital Trust VI, 5.625%,
  3/08/35...........................           30       24,428
--------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.3%
Bank of America Corp. Series M,
  8.125%(c)(d)......................           25       23,632
JPMorgan Chase & Co., 7.90%(c)(d)...          100       93,764
                                                   -----------
                                                       117,396
--------------------------------------------------------------

TOTAL PREFERRED SECURITIES--0.4%                       148,349
--------------------------------------------------------------

--------------------------------------------------------------



FIXED INCOME SECURITIES
--------------------------------------------------------------

CORPORATE BONDS
--------------------------------------------------------------


AEROSPACE & DEFENSE--0.1%
Honeywell International, Inc.,
  5.70%, 3/15/36....................           30       28,364
L-3 Communications Corp. Series B,
  6.375%, 10/15/15..................            2        1,870
                                                   -----------
                                                        30,234
--------------------------------------------------------------


AIR FREIGHT & LOGISTICS--0.0%
United Parcel Service, Inc., 6.20%,
  1/15/38...........................            5        5,068
--------------------------------------------------------------


AIRLINES--0.0%
American Airlines, Inc. Series 2003-
  1, 3.857%, 1/09/12................           18       16,991
--------------------------------------------------------------


CAPITAL MARKETS--1.4%
The Bear Stearns Cos., Inc., 6.95%,
  8/10/12...........................           70       72,784
Credit Suisse Guernsey Ltd.,
  5.86%(c)(d).......................           80       66,692
Goldman Sachs Capital II,
  5.793%(c)(d)......................           35       24,338
The Goldman Sachs Group, Inc.,
  5.25%, 10/15/13...................           80       78,309
Lehman Brothers Holdings, Inc.:
  5.625%, 1/24/13...................           70       66,255
  6.75%, 12/28/17...................           25       23,486
  Series I, 5.25%, 2/06/12..........           40       37,853
  Series MTN, 7%, 9/27/27...........           25       23,115
Morgan Stanley Series F:
  5.55%, 4/27/17....................           80  $    71,552
  5.95%, 12/28/17...................          105       95,320
UBS AG Series DPNT, 5.875%,
  12/20/17..........................          100       97,275
                                                   -----------
                                                       656,979
--------------------------------------------------------------


COMMERCIAL BANKS--0.7%
Barclays Bank Plc, 8.55%(c)(d)(e)...           55       53,454
Corporacion Andina de Fomento,
  6.875%, 3/15/12...................           50       52,548
Royal Bank of Scotland Group Plc,
  6.99%(c)(d)(e)....................          100       90,003
Wachovia Bank NA, 6.60%, 1/15/38....           75       65,354
Wachovia Corp., 5.50%, 5/01/13......           50       47,855
                                                   -----------
                                                       309,214
--------------------------------------------------------------


CONSUMER FINANCE--0.5%
HSBC Finance Corp., 6.50%,
  11/15/08(f).......................          165      166,319
MBNA Corp., 4.625%, 9/15/08.........           30       30,067
SLM Corp.:
  5.125%, 8/27/12...................           25       21,753
  Series A, 4%, 1/15/09.............           30       29,631
                                                   -----------
                                                       247,770
--------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--1.4%
Bank of America Corp.:
  4.875%, 9/15/12...................           65       63,836
  5.75%, 12/01/17...................           45       42,260
  Series K, 8%(c)(d)................           35       32,790
Citigroup, Inc.:
  5.625%, 8/27/12...................           90       88,543
  8.30%, 12/21/77(c)................           50       47,216
General Electric Capital Corp.:
  5.875%, 2/15/12(f)................          205      212,683
  5.625%, 5/01/18...................           50       48,353
  6.15%, 8/07/37....................           55       51,611
  6.375%, 11/15/67(c)...............           50       47,290
JPMorgan Chase Capital XXV, 6.80%,
  10/01/37..........................           45       40,391
                                                   -----------
                                                       674,973
--------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
AT&T, Inc., 6.50%, 9/01/37..........           75       72,586
GTE Corp., 6.84%, 4/15/18...........           50       51,472
Qwest Communications International,
  Inc., ............................
  7.50%, 2/15/14....................           15       14,250
                                                   -----------
                                                       138,308
--------------------------------------------------------------


ELECTRIC UTILITIES--0.2%
Florida Power & Light Co., 5.95%,
  2/01/38...........................           25       24,714
Public Service Co. of New Mexico,
  4.40%, 9/15/08....................           40       39,862
Southern California Edison Co.,
  5.625%, 2/01/36...................           36       34,036
                                                   -----------
                                                        98,612
--------------------------------------------------------------


FOOD PRODUCTS--0.1%
Kraft Foods, Inc., 6.50%, 8/11/17...           35       35,045
--------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.1%
UnitedHealth Group, Inc., 5.80%,
  3/15/36...........................           25       20,692
--------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.0%
American Real Estate Partners LP,
  7.125%, 2/15/13...................            5        4,538
--------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

                                              PAR
CORPORATE BONDS                             (000)     VALUE
--------------------------------------------------------------


INSURANCE--0.4%
American International Group, Inc.,
  8.175%, 5/15/58(c)(e).............           50  $    47,055
Chubb Corp., 6.375%, 3/29/67(c).....           25       22,869
Lincoln National Corp., 7%,
  5/17/66(c)........................           25       22,772
Metlife, Inc., 6.40%, 12/15/66......           45       39,290
Progressive Corp., 6.70%,
  6/15/37(c)........................           35       30,691
The Travelers Cos., Inc., 6.25%,
  3/15/67(c)........................           25       21,479
                                                   -----------
                                                       184,156
--------------------------------------------------------------


MEDIA--0.9%
CSC Holdings, Inc. Series B, 8.125%,
  7/15/09...........................            5        5,038
Cablevision Systems Corp. Series B,
  7.133%, 4/01/09(c)................           30       30,000
Comcast Corp.:
  5.85%, 1/15/10....................           50       50,766
  6.50%, 1/15/17....................           50       50,297
  6.45%, 3/15/37....................           30       27,921
  6.95%, 8/15/37....................           30       29,508
Cox Communications, Inc., 7.125%,
  10/01/12..........................           30       31,313
News America, Inc.:
  6.40%, 12/15/35...................           40       37,853
  6.75%, 1/09/38....................           85       86,936
Time Warner Cable, Inc., 5.85%,
  5/01/17...........................           50       47,490
                                                   -----------
                                                       397,122
--------------------------------------------------------------


METALS & MINING--0.1%
Freeport-McMoRan Copper & Gold,
  Inc.:
  5.883%, 4/01/15(c)................           10       10,099
  8.25%, 4/01/15....................           15       15,769
  8.375%, 4/01/17                              30       31,650
                                                   -----------
                                                        57,518
--------------------------------------------------------------


MULTI-UTILITIES--0.0%
Xcel Energy, Inc., 6.50%, 7/01/36...           20       20,044
--------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.4%
Anadarko Petroleum Corp:
  5.95%, 9/15/16....................           25       25,013
  6.45%, 9/15/36....................           20       19,742
Colonial Pipeline Co., 7.63%,
  4/15/32(e)........................           25       28,449
Midamerican Energy Holdings Co.,
  5.95%, 5/15/37....................           25       23,454
Motiva Enterprises LLC, 5.20%,
  9/15/12(e)........................           60       60,460
Petrobras International Finance Co.,
  5.875%, 3/01/18...................           15       14,429
Tennessee Gas Pipeline Co., 7%,
  10/15/28..........................            5        4,876
                                                   -----------
                                                       176,423
--------------------------------------------------------------


PHARMACEUTICALS--0.1%
Eli Lilly & Co., 7.125%, 6/01/25....            5        5,631
GlaxoSmithKline Capital, Inc.,
  4.85%, 5/15/13....................           25       24,966
Wyeth, 6%, 2/15/36..................           40       38,791
                                                   -----------
                                                        69,388
--------------------------------------------------------------


SOFTWARE--0.1%
Oracle Corp., 5.75%, 4/15/18........           20       19,983
--------------------------------------------------------------

TOTAL CORPORATE BONDS--6.8%                          3,163,058
--------------------------------------------------------------


                                              PAR
FOREIGN GOVERNMENT OBLIGATIONS              (000)     VALUE
--------------------------------------------------------------
Bundesrepublik Deutschland:
  Series 05, 4%, 1/04/37............  EUR      25  $    34,038
  Series 07, 4.25%, 7/04/39.........           50       70,946
Landwirtschaftliche Rentenbank,
  0.65%, 9/30/08....................  JPY  19,000      178,834
Mexico Government International
  Bond, 6.375%, 1/16/13.............  $        15       15,788
--------------------------------------------------------------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS--0.6%                                      299,606
--------------------------------------------------------------

--------------------------------------------------------------



ASSET-BACKED SECURITIES
--------------------------------------------------------------
ACE Securities Corp. Series 2005-
  ASP1 Class M1, 3.163%,
  9/25/35(c)........................          100       34,400
Capital Auto Receivables Asset Trust
  Series 2006-1 Class A4, 5.04%,
  5/17/10...........................          200      201,911
Chase Issuance Trust:
  Series 2007-A17 Class A, 5.12%,
  10/15/14..........................          100      101,062
  Series 2008-A9 Class A9, 4.26%,
  5/15/13...........................          110      109,281
Citibank Omni Master Trust Series
  2007-A9A Class A9, 3.581%,
  12/23/13(c).......................          120      120,865
Countrywide Asset Backed
  Certificates(c):
  Series 2004-5 Class A, 2.933%,
  10/25/34..........................           18       16,851
  Series 2004-13 Class AF4, 4.583%,
  1/25/33...........................           50       48,083
  Series 2007-5 Class 2A1, 2.493%,
  9/25/47...........................          139      130,515
Home Equity Asset Trust Series 2005-
  3 Class 1A2, 2.733%, 8/25/35(c)...            2        2,371
Irwin Home Equity Corp. Series 2005-
  C Class 1A1, 2.743%, 4/25/30(c)...           16       14,644
Lehman XS Trust Series 2005-5N Class
  3A2, 2.843%, 11/25/35(c)..........           47       29,514
MBNA Credit Card Master Note Trust
  Series 2002-A5 Class A5, 2.651%,
  10/17/11(c).......................          110      109,808
Morgan Stanley ABS Capital I Series
  2005-HE1 Class A2MZ, 2.783%,
  12/25/34(c).......................            8        6,168
Morgan Stanley Home Equity Loans
  Series 2007-2 Class A1, 2.583%,
  4/25/37(c)........................          133      124,446
New Century Home Equity Loan Trust
  Series 2005-2 Class A2MZ, 2.743%,
  6/25/35(c)........................           21       17,430
Park Place Securities, Inc. Series
  2005-WCH1(c):
  Class A1B,
  2.783%, 1/25/35...................            6        5,289
  Class A3D, 2.823%, 1/25/35........            6        5,049
Residential Asset Mortgage Products,
  Inc.(c):
  Series 2005-RS3 Class AI2,
  2.653%, 3/25/35...................           17       15,254
  Series 2007-RZ1 Class A1,
  2.553%, 2/25/37...................           66       63,403
SLM Student Loan Trust Series 2008-
  5(c):
  Class A2,
  3.973%, 10/25/16..................          120      121,627
  Class A4,
  4.597%, 7/25/23...................          100      103,376


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

                                              PAR
ASSET-BACKED SECURITIES                     (000)     VALUE
--------------------------------------------------------------
Structured Asset Investment Loan
  Trust(c):
  Series 2003-BC6 Class M1,
  3.233%, 7/25/33...................          150  $   131,689
  Series 2003-BC7 Class M1,
  3.233%, 7/25/33...................          135      107,765
  Series 2004-8 Class M4,
  3.483%, 9/25/34...................          100       65,000
Structured Asset Securities Corp.
  Series 2004-23XS Class 2A1,
  2.783%, 1/25/35(c)................           35       24,116
USAA Auto Owner Trust Series 2005-3
  Class A4,
  4.63%, 5/15/12....................          150      151,469
Wachovia Auto Owner Trust Series
  2005-B Class A3,
  4.79%, 4/20/10....................            9        8,875
World Omni Auto Receivables Trust
  Series 2006-B Class A3, 5.15%,
  11/15/10..........................          219      220,682
--------------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES--4.5%                  2,090,943
--------------------------------------------------------------

--------------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES
--------------------------------------------------------------


COLLATERALIZED MORTGAGE OBLIGATIONS--5.1%
Bear Stearns Adjustable Rate
  Mortgage Trust(c):
  Series 2005-4 Class 3A1, 5.371%,
  8/25/35...........................          449      434,903
  Series 2006-2 Class 2A1, 5.65%,
  7/25/36...........................          162      144,150
Citimortgage Alternative Loan Trust
  Series 2007-A8 Class A1, 6%,
  10/25/37..........................           95       83,332
Countrywide Alternative Loan Trust
  Series 2006-01A0 Class 1A1,
  4.488%, 8/25/46(c)................           21       16,860
Countrywide Home Loan Mortgage Pass-
  Through Trust:
  Series 2006-0A5 Class 2A1, 2.683%,
  4/25/46(c)........................           19       13,255
  Series 2006-0A5 Class 3A1, 2.683%,
  4/25/46(c)........................           44       30,531
  Series 2007-J3 Class A10, 6%,
  7/25/37...........................           96       87,085
Deutsche Alt-A Securities, Inc.
  Series 2006-0A1 Class A1, 2.683%,
  2/25/47(c)........................            9        6,187
First Horizon Asset Securities, Inc.
  Series 2005-AR3 Class 3A1, 5.494%,
  8/25/35(c)........................           73       71,349
Harborview Mortgage Loan Trust
  Series 2006-9 Class 2A1A, 2.693%,
  11/19/36(c).......................           36       25,538
Impac Secured Assets CMN Owner Trust
  Series 2004-3 Class 1A4, 2.883%,
  11/25/34(c).......................           19       14,162
Structured Adjustable Rate Mortgage
  Loan Trust Series 2007-3 Class
  2A1, 5.731%, 4/25/37(c)...........          132      121,331
Structured Asset Securities
  Corp.(c):
  Series 2005-GEL2 Class A, 2.763%,
  4/25/35...........................           16       13,754
  Series 2005-OPT1 Class A4M,
  2.743%, 11/25/35..................           40       36,080
WaMu Mortgage Pass Through
  Certificates(c):
  Series 2006-AR18 Class 1A1,
  5.343%, 1/25/37...................  $        77  $    72,406
  Series 2007-HY3 Class 1A1,
  5.665%, 3/25/37...................          399      369,866
  Series 2007-0A4 Class 1A,
  4.298%, 5/25/47...................           23       17,239
  Series 2007-0A5 Class 1A,
  4.278%, 6/25/47...................           46       37,173
Washington Mutual Alternative
  Mortgage Pass-Through Certificates
  Series 2007-OC1 Class A, 2.723%,
  1/25/47(c)........................          183      129,070
Wells Fargo Mortgage Backed Securities Trust(c):
  Series 2005-AR15 Class 2A1,
  5.107%, 9/25/35(c)................          237      230,039
  Series 2006-AR2 Class 2A5,
  5.107%, 3/25/36...................          226      218,751
  Series 2006-AR3 Class A4,
  5.705%, 3/25/36...................          146      136,166
  Series 2006-AR12 Class 2A1,
  6.099%, 9/25/36...................           36       33,967
  Series 2006-AR17 Class A1,
  5.33%, 10/25/36...................           62       59,424
                                                   -----------
                                                     2,402,618
--------------------------------------------------------------


COMMERCIAL MORTGAGE-BACKED SECURITIES--6.2%
Banc of America Commercial Mortgage, Inc.(c):
  Series 2006-2 Class A4,
  5.929%, 5/10/45...................          250      244,117
  Series 2007-2 Class A4, 5.688%,
  4/10/49...........................           75       71,307
Capco America Securitization Corp.
  Series 1998-D7 Class A1B, 6.26%,
  10/15/30..........................           68       68,255
Citigroup Commercial Mortgage Trust
  Series 2006-C5 Class AJ, 5.482%,
  10/15/49..........................           25       20,206
Citigroup/Deutsche Bank Commercial
  Mortgage Trust:
  Series 2007-CD4 Class A4, 5.322%,
  12/11/49..........................          165      152,528
  Series 2007-CD5 Class A4, 5.886%,
  11/15/44(c).......................           50       47,729
Commercial Mortgage Pass-Through
  Certificates Series 2004-LB3A
  Class A3, 5.09%, 7/10/37(c).......           40       39,751
First Union-Lehman Brothers-Bank of
  America Series 1998-C2 Class B,
  6.64%, 11/18/35...................          104      104,061
GE Capital Commercial Mortgage Corp.
  Series 2001-2 Class A4, 6.29%,
  8/11/33...........................          170      173,774
GMAC Commercial Mortgage Securities,
  Inc. Series 2004-C3 Class AAB,
  4.702%, 12/10/41..................          400      382,941
GS Mortgage Securities Corp. II
  Series 2006-GG6 Class A2, 5.506%,
  4/10/38(c)........................          150      149,832

Greenwich Capital Commercial Funding
  Corp.
  Series 2004-GG1 Class A4, 4.755%,
  6/10/36...........................          170      169,621
  Series 2006-GG7 Class A4, 6.112%,
  7/10/38(c)........................          150      147,971


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY MORTGAGE-          PAR
BACKED SECURITIES                           (000)     VALUE
--------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CONCLUDED)
JPMorgan Chase Commercial Mortgage
  Securities Corp. :
  Series 2006-CB15 Class A4, 5.814%,
  6/12/43(c)........................  $       250  $   243,885
  Series 2006-LDP7 Class A4, 6.066%,
  4/15/45(c)........................          250      245,571
  Series 2007-LD1 Class A2, 5.992%,
  6/15/49(c)........................           50       49,544
  Series 2007-LD12 Class A2, 5.827%,
  2/15/51...........................           35       34,549

LB Commercial Conduit Mortgage Trust
  Series 1999-C1 Class A2, 6.78%,
  6/15/31...........................          154      155,270
LB-UBS Commercial Mortgage Trust:
  Series 2005-C3 Class A5, 4.739%,
  7/15/30...........................          150      140,601
  Series 2007-C2 Class A3, 5.43%,
  2/15/40...........................          100       92,978
Morgan Stanley Capital I:
  Series 2006-IQ11 Class A2, 5.693%,
  10/15/42(c).......................           30       29,975
  Series 2007-HQ12 Class A2, 5.811%,
  4/12/49(c)........................           25       24,604
  Series 2007-IQ16 Class A4, 5.809%,
  12/12/49..........................           30       28,481
Wachovia Bank Commercial Mortgage
  Trust:
  Series 2005-C21 Class A3, 5.384%,
  10/15/44(c).......................           40       39,998
  Series 2007-C34 Class A3, 5.678%,
  5/15/46...........................           25       23,560
                                                   -----------
                                                     2,881,109
--------------------------------------------------------------

TOTAL NON-U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES--11.3%                                    5,283,727
--------------------------------------------------------------

--------------------------------------------------------------


U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES
--------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through
  Certificates:
  4.50%, 7/15/2023(g)...............          700      676,375
  5.00%, 7/15/23-7/15/38(g).........        2,900    2,837,063
  5.50%, 10/01/20-7/15/38(g)........        3,082    3,039,449
  6.00%, 6/01/20-7/15/38(g).........        1,723    1,745,480
  6.50%, 7/01/32-7/15/38(g).........          673      693,450
Freddie Mac Mortgage Participation
  Certificates:
  5.00%, 6/01/36-7/15/38(g).........          332      318,514
  5.50%, 9/01/19....................           71       71,752
  6.00%, 6/01/35....................           84       85,328
  7.00%, 12/01/31-7/01/32...........           34       36,400
Ginnie Mae MBS Certificates:
  6.004%, 12/20/37..................           93       93,951
  6.50%, 8/21/38(g).................          100      102,406
  7.00%, 12/15/30...................           95      101,772
--------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES--21.0%                                    9,801,940
--------------------------------------------------------------



U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED
SECURITIES--COLLATERALIZED MORTGAGE           PAR
OBLIGATIONS                                 (000)     VALUE
--------------------------------------------------------------
Fannie Mae Trust Series:
  Series 378 Class 4, 5%,
  7/01/36(h)........................  $       236  $    57,163
  Series 2005-69 Class LE, 5.50%,
  11/25/33..........................          216      220,567
  Series 2006-9 Class DA, 5.50%,
  7/25/25...........................          111      112,572
Freddie Mac Multiclass Certificates:
  Series 2684 Class SP, 4.986%,
  1/15/33(h)........................          100       16,656
  Series 3068 Class VA, 5.50%,
  10/15/16..........................           65       66,363
  Series 3087 Class VA, 5.50%,
  3/15/15...........................          186      190,710
  Series 3208 Class PS, 4.586%,
  8/15/36(h)........................           88        9,878
--------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES--COLLATERALIZED MORTGAGE
OBLIGATIONS--1.4%                                      673,909
--------------------------------------------------------------

--------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------
U.S. Treasury Bonds, 6.25%,
  8/15/23...........................           15       17,845
U.S. Treasury Inflation Indexed
  Bonds:
  3.875%, 1/15/09...................          174      179,760
  1.625%, 1/15/15...................          337      348,492
  2.375%, 1/15/25...................           28       29,875
U.S. Treasury Notes:
  3.50%, 5/31/13....................          420      423,117
  3.875%, 5/15/18...................           80       79,331
  5%, 5/15/37.......................           15       16,120
--------------------------------------------------------------

TOTAL U.S. GOVERNMENT
OBLIGATIONS--2.3%                                    1,094,540
--------------------------------------------------------------

TOTAL FIXED INCOME SECURITIES--47.9%                22,407,723
--------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$51,767,985)--114.5%                         53,476,238
--------------------------------------------------------------

--------------------------------------------------------------


SHORT-TERM SECURITIES
--------------------------------------------------------------



MEDIUM-TERM NOTES--0.0%
SLM Corp., 3.531%, 1/26/09(c).......           20       19,688
--------------------------------------------------------------

                                       BENEFICIAL
                                         INTEREST
                                            (000)
--------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash
  Sweep Series, 2.56%(i)(j).........        1,385    1,384,723
--------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$1,404,141)--3.0%                             1,404,411
--------------------------------------------------------------

--------------------------------------------------------------



OPTIONS PURCHASED                       CONTRACTS
--------------------------------------------------------------
CALL OPTIONS
EURIBOR, expiring September 2008 at
  $95 Broker Citigroup Global
  Markets...........................            3          650
--------------------------------------------------------------

CALL SWAPTIONS
Receive a fixed rate of 5.345% and
  pay a floating rate based on 3-
  month LIBOR, expiring November
  2009, Broker Lehman Brothers
  Special Financing(k)..............            1+      21,271


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


OPTIONS PURCHASED                      CONTRACTS+     VALUE
--------------------------------------------------------------
CALL SWAPTIONS (CONCLUDED)
Receive a fixed rate of 5.78% and
  pay a floating rate based on 3-
  month LIBOR, expiring August 2010,
  Broker Deutsche Bank AG...........            1  $    45,032
Receive a fixed rate of 5.365% and
  pay a floating rate based on 3-
  month LIBOR, expiring February
  2011, Broker JPMorgan Chase.......         --(k)      11,320
Receive a fixed rate of 5.338% and
  pay a floating rate based on 3-
  month LIBOR, expiring February
  2011, Broker JPMorgan Chase.......         --(k)      17,017
Receive a fixed rate of 5.86% and
  pay a floating rate based on 3-
  month LIBOR, expiring August 2011,
  Broker JPMorgan Chase.............            1       30,593
                                                   -----------
                                                       125,233
--------------------------------------------------------------


PUT SWAPTIONS
Pay a fixed rate of 5.345% and
  received a floating rate based 3-
  month LIBOR, expiring November
  2009, Broker Lehman Brothers
  Special Financing.................            1       11,634
Pay a fixed rate of 5.338% and
  receive a floating rate based on
  3-month LIBOR, expiring February
  2011, Broker JPMorgan Chase.......         --(k)      12,704
Pay a fixed rate of 5.365% and
  receive a floating rate based on
  3-month LIBOR, expiring February
  2011, Broker JPMorgan Chase.......         --(k)       8,202
Pay a fixed rate of 5.78% and
  receive a floating rate based 3-
  month LIBOR, expiring August 2010,
  Broker Deutsche Bank AG...........            1       15,512
Pay a fixed rate of 5.86% and
  receive a floating rate based 3-
  month LIBOR, expiring August 2011,
  Broker JPMorgan Chase Bank........            1       11,830
                                                   -----------
                                                        59,882
--------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(PREMIUMS PAID--$165,676)--0.4%                        185,765
--------------------------------------------------------------

TOTAL INVESTMENTS BEFORE TBA SALE COMMITMENTS AND
OPTIONS WRITTEN
(COST--$53,337,802*)--117.9%                        55,066,414
--------------------------------------------------------------

--------------------------------------------------------------


                                              PAR
TBA SALE COMMITMENTS                        (000)
--------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through
  Certificates:
  4.50% due 7/15/23.................  $      (600)    (580,395)
  5.00% due 7/15/23-7/15/38.........       (1,300)  (1,286,957)
  5.50% due 10/01/20-7/15/38........         (600)    (592,108)
  6.00% due 6/01/20-7/15/38.........         (600)    (612,061)
  6.50% due 6/01/20-7/15/38.........         (100)    (102,983)
--------------------------------------------------------------

TOTAL TBA SALE COMMITMENTS
(PROCEEDS--$3,161,316)--(6.8%)                      (3,174,504)
--------------------------------------------------------------



OPTIONS WRITTEN                        CONTRACTS+     VALUE
--------------------------------------------------------------

CALL SWAPTIONS
Pay a fixed rate of 4.20% and
  receive a floating rate based 3-
  month LIBOR, expiring November
  2008, Broker UBS AG...............         --(k) $    (3,468)
Pay a fixed rate of 4.74% and
  receive a floating rate based on
  3-month LIBOR, expiring May 2009,
  Broker Deutsche Bank AG...........            1      (15,209)
Pay a fixed rate of 4.875% and
  receive a floating rate based on
  3-month LIBOR, expiring May 2010,
  Broker Deutsche Bank AG...........         --(k)     (11,467)
Pay a fixed rate of 5.40% and
  receive a floating rate based on
  3-month LIBOR, expiring December
  2010, Broker UBS, AG..............            1      (11,734)
Pay a fixed rated of 4.87% and
  receive a floating rate based on
  3-month LIBOR, expiring February
  2010, Broker Deutsche Bank AG.....            1      (18,979)
                                                   -----------
                                                       (60,857)
--------------------------------------------------------------


PUT SWAPTIONS
Receive a fixed rate of 3.30% and
  pay a floating rate based on 3-
  month LIBOR, expiring October
  2008, Broker Deutsche Bank AG.....            2      (16,520)
Receive a fixed rate of 4.7% and pay
  a floating rate based on 3-month
  LIBOR, expiring November 2008,
  Broker UBS AG.....................         --(k)      (9,894)
Receive a fixed rate of 4.74% and
  pay a floating rate based on 3-
  month LIBOR, expiring May 2009,
  Broker Deutsche Bank AG...........            1      (18,165)
Receive a fixed rate of 4.87% and
  pay a floating rate based on 3-
  month LIBOR expiring February
  2010, Deutsche Bank AG............            1      (23,583)
Receive a fixed rate of 4.875% and
  pay a floating rate based on 3-
  month LIBOR, expiring May 2010,
  Broker Deutsche Bank AG...........         --(k)     (15,395)
Receive a fixed rate of 5.40% and
  pay a floating rate based on 3-
  month LIBOR, expiring December
  2010, Broker UBS, AG..............            1       (8,136)
                                                   -----------
                                                       (91,693)
--------------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS RECEIVED--$142,355)--(0.3%)                 (152,550)
--------------------------------------------------------------

TOTAL INVESTMENTS, NET OF TBA SALE COMMITMENTS
AND OPTIONS WRITTEN--110.8%......................   51,739,360

LIABILITIES IN EXCESS OF OTHER ASSETS--(10.8)%...   (5,023,789)
                                                   -----------

NET ASSETS--100.0%...............................  $46,715,571
                                                   ===========




--------------------------------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments June 30, 2008 (continued)

--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost....................    $53,847,495
                                      ===========
Gross unrealized appreciation.....    $ 6,261,087
Gross unrealized depreciation.....     (5,042,168)
                                      -----------
Net unrealized appreciation.......    $ 1,218,919
                                      ===========



+    One contract represents a notional amount of $1,000,000.

(a)  Non-income producing security.

(b)  Depositary receipts.

(c) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

(d)  Security is a perpetual in nature and has no stated maturity date.

(e) Security exempt from registration under Rule 144a of the SEC of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated these securities are considered to be liquid.

(f) All or a portion of security held as collateral in connection with open financial futures contracts.

(g) Represents or includes a to-be-announced transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(h) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------
                                      NET
                                   ACTIVITY   INTEREST
AFFILIATE                            (000)     INCOME
------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series.............    $(109)     $15,727

------------------------------------------------------


(j)  Represents the current yield as of report date.

(k)  Less than $1,000,000.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

- Financial futures contracts purchased as of June 30, 2008 were as follows:

-------------------------------------------------------------------------
                                                             UNREALIZED
NUMBER OF                                         FACE      APPRECIATION
CONTRACTS        ISSUE        EXPIRATION DATE     VALUE    (DEPRECIATION)
-------------------------------------------------------------------------
     8        10-Year U.S.
             Treasury Bond     September 2008  $  903,902     $  7,473
     3     Euro Bund Futures   September 2009  $  528,424       (6,161)
     5        Euro Dollar
                Futures          March 2009    $1,203,878        4,622
    11        Euro Dollar
                Futures          June 2009     $2,679,082      (26,157)



TOTAL                                                         $(20,223)
                                                              ========



- Financial futures contracts sold as of June 30, 2008 were as follows:

-------------------------------------------------------------------------
                                                             UNREALIZED
NUMBER OF                                         FACE      APPRECIATION
CONTRACTS        ISSUE        EXPIRATION DATE     VALUE    (DEPRECIATION)
-------------------------------------------------------------------------
    16        2-Year U.S.
             Treasury Bond     September 2008  $3,359,440     $(19,810)
    21        5-Year U.S.
             Treasury Bond     September 2008  $2,301,019      (20,629)
     8        Euro Dollar
                Futures          June 2010     $1,927,837       16,337



TOTAL                                                         $(24,102)
                                                              ========
-------------------------------------------------------------------------


- Forward foreign currency contracts as of June 30, 2008 were as follows:

-------------------------------------------------------------------------
                                                             UNREALIZED
CURRENCY                  CURRENCY           SETTLEMENT     APPRECIATION
PURCHASED                   SOLD                DATE       (DEPRECIATION)
-------------------------------------------------------------------------

JPY 22,165,000        $   205,430            7/23/08           $ 3,590

$  93,906             EUR 59,821             7/23/08           $  (185)

$  220,412            JPY  22,165,000        7/23/08           $11,392

-------------------------------------------------------------------------

TOTAL                                                          $14,797
                                                               =======
-------------------------------------------------------------------------


- Swaps outstanding as of June 30, 2008 were as follows:

--------------------------------------------------------
                                NOTIONAL    UNREALIZED
                                 AMOUNT    APPRECIATION
                                  (000)   (DEPRECIATION)
--------------------------------------------------------

Receive a fixed rate of 3.401%
  and pay 3.875% on Treasury
  Inflation Protected
  Securities (TIPS) adjusted
  principal
  Broker, JPMorgan Chase
  Expires January 2009........  $    171     $ (6,034)

Receive a fixed rate of 5.215%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Lehman Brothers
  Special Finance
  Expires October 2010........  $  1,000       33,882

Bought credit default
  protection on Sara Lee Corp.
  and pay 0.57%
  Broker, Lehman Brothers
  Special Finance
  Expires December 2010.......  $     60         (312)

Bought credit default
  protection on RadioShack
  Corp. and pay 1.16%
  Broker, UBS Warburg
  Expires December 2010.......  $     60        1,047

Bought credit default
  protection on Limited
  Brands, Inc. and pay 1.065%
  Broker, UBS Warburg
  Expires December 2010.......  $     60        1,839

Receive a fixed rate of 4.17%
  and pay 3.50% on Treasury
  Inflation Protected
  Securities (TIPS) adjusted
  principal
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires January 2011........  $    150      (14,201)

Sold credit default protection
  on SLM Corp. and receive
  5.10%
  Broker, Lehman Brothers
  Special Finance
  Expires March 2011..........  $     70         (510)

Bought credit default
  protection on Sara Lee Corp.
  and pay 0.604%
  Broker, JPMorgan Chase
  Expires March 2011..........  $     60         (369)


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments June 30, 2008 (continued)

--------------------------------------------------------------------------------

                                NOTIONAL    UNREALIZED
                                 AMOUNT    APPRECIATION
                                  (000)   (DEPRECIATION)
--------------------------------------------------------

Bought credit default
  protection on Limited
  Brands, Inc. and pay 0.73%
  Broker, Lehman Brothers
  Special Finance
  Expires March 2011..........  $     60     $  2,545

Bought credit default
  protection on Computer
  Sciences Corp. and pay 0.88%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires June 2011...........  $     60         (599)

Receive a fixed rate of 5.035%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires November 2011.......  $    600       19,302

Receive a fixed rate of 4.946%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires December 2011.......  $    500       14,953

Receive a fixed rate of 4.897%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, JPMorgan Chase
  Expires December 2011.......  $  1,000       28,333

Receive a fixed rate of 4.867%
  and pay a floating rate
  based on 3-month USD LIBOR
  Broker, UBS Warburg
  Expires October 2012........  $    400       10,774

Receive a fixed rate of 5.023%
  and pay a floating rate
  based on 3-month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2012........  $    500       16,538

Pay a fixed rate of 3.393% and
  receive a floating rate
  based on 3-month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires March 2013..........  $    600       21,033

Receive a fixed rate of
  3.66375% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank N.A.
  Expires April 2013..........  $    300       (7,358)

Receive a fixed rate of
  5.29375% and pay a floating
  rate based on 6-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires April 2013..........  GBP  100       (6,978)

Receive a fixed rate of 5.14%
  and pay a floating rate
  based on 6-month British
  Pound Sterling LIBOR

Broker, Deutsche Bank AG
  London
  Expires April 2013..........  GBP  100       (7,475)

Pay a fixed rate of 3.93625%
  and receive a floating rate
  based on 3-month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires May 2013............  $    400        5,414

Receive a fixed rate of 4.47%
  and pay a floating rate
  based on 3-month USD LIBOR
  Broker, Citibank N.A.
  Expires June 2013...........  $    500        4,780

Receive a fixed rate of 4.265%
  and pay a floating rate
  based on 3-month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2013...........  $    600           87

Bought credit default
  protection on Eastman
  Chemical Co. and pay 0.68%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires September 2013......  $     55           50

Pay a fixed rate of 5.725% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires June 2017...........  $    400      (32,652)

Pay a fixed rate of 5.722% and
  receive a floating rate
  based on 3-month USD LIBOR
  Broker, Citibank N.A.
  Expires July 2017...........  $    700      (56,667)

Pay a fixed rate of 5.6425%
  and receive a floating rate
  based on 3-month USD LIBOR
  Broker, Citibank N.A.
  Expires July 2017...........  $    300      (22,550)

Pay a fixed rate of 5.762% and
  receive a floating rate
  based on 3-month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2017...........  $    700      (59,032)

Pay a fixed rate of 5.775% and
  receive a floating rate
  based on 3-month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2017...........  $    700      (59,626)

Receive a fixed rate of 5.324%
  and pay a floating rate
  based on 3-month USD LIBOR
  Broker, Citibank N.A.
  Expires August 2017.........  $  1,000       65,098

Pay a fixed rate of 5.305% and
  receive a floating rate
  based on 3-month USD LIBOR
  Broker, Citibank N.A.
  Expires October 2017........  $    800      (40,063)

Receive a fixed rate of 5% and
  pay a floating rate based on
  3-month USD LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires November 2017.......  $    100        3,290

Pay a fixed rate of 4.49375%
  and receive a floating rate
  based on 3-month USD LIBOR
  Broker, Lehman Brothers
  Special Finance
  Expires January 2018........  $    200        2,516

Pay a fixed rate of 4.585% and
  receive a floating rate
  based on 3-month USD LIBOR
  Broker, Credit Suisse First
  Boston International
  Expires January 2018........  $    400        2,220

Receive a fixed rate of 4.311%
  and pay a floating rate
  based on 3-month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires May 2018............  $    500      (14,303)

Receive a fixed rate of 4.885%
  ana pay a floating rate
  based on 3-month USD LIBOR
  Broker, Goldman Sachs & Co.
  Expires June 2018...........  $    100        1,668

Pay a fixed rate of 4.68% and
  receive a floating rate
  based on 3-month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2018...........  $    300          (15)

Pay a fixed rate of 4.65% and
  receive a floating rate
  based on 3-month USD LIBOR
  Broker, UBS Warburg
  Expires November 2018.......  $    100        1,063


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments June 30, 2008 (concluded)

--------------------------------------------------------------------------------

                                NOTIONAL    UNREALIZED
                                 AMOUNT    APPRECIATION
                                  (000)   (DEPRECIATION)
--------------------------------------------------------

Receive a fixed rate of 5.409%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires April 2027..........  $    100     $  5,929
--------------------------------------------------------

TOTAL                                        $(86,383)
                                             ========




- Currency Abbreviations

EUR  Euro
GBP  British Pound
JPY  Japanese Yen



- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

    - Level 1--price quotations in active markets/exchanges for identical securities

    - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

    - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

-------------------------------------------------------------
VALUATION                    INVESTMENTS IN   OTHER FINANCIAL
INPUTS                         SECURITIES       INSTRUMENTS*
-------------------------------------------------------------
Level 1..................      $30,244,196        $(44,325)
Level 2..................       21,461,949         (38,371)
Level 3..................               --              --

-------------------------------------------------------------

TOTAL                          $51,706,145        $(82,696)
                               ===========        ========



* Other financial instruments are swaps, futures, options and forward foreign currency contracts.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$51,953,079)..............    $53,681,691
Investments at value--affiliated (cost--$1,384,723).................      1,384,723
Cash................................................................            816
Foreign currency at value (cost--$715)..............................            759
Unrealized appreciation on swaps....................................        242,361
Unrealized appreciation on forward foreign currency contracts.......         14,982
Cash on deposit for financial futures contracts.....................             52
Investments sold receivable.........................................      5,180,314
Interest receivable.................................................        127,394
Swaps receivable....................................................         78,371
Dividends receivable................................................         59,062
Principal paydowns receivable.......................................          1,312
Prepaid expenses....................................................          2,042
Other assets........................................................         19,817
                                                                        -----------
Total assets........................................................     60,793,696
                                                                        -----------

-----------------------------------------------------------------------------------

LIABILITIES:
TBA sale commitments at value (proceeds--$3,161,316)................      3,174,504
Options written at value (premiums received--$142,355)..............        152,550
Unrealized depreciation on swaps....................................        328,744
Unrealized depreciation on forward foreign currency contracts.......            185
Investments purchased payable.......................................     10,224,274
Swaps payable.......................................................        133,367
Capital shares redeemed payable.....................................         26,780
Investment advisory fees payable....................................         21,952
Margin variation payable............................................          7,758
Other affiliates payable............................................          1,294
Options payable.....................................................            716
Officer's and Directors' fees payable...............................             36
Other accrued expenses payable......................................          5,304
Other liabilities...................................................            661
                                                                        -----------
Total liabilities...................................................     14,078,125
                                                                        -----------
-----------------------------------------------------------------------------------

Net assets..........................................................    $46,715,571
                                                                        ===========
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $.10 par value, 100,000,000 shares authorized.......    $   358,419
Paid-in capital in excess of par....................................     45,460,482
Undistributed net investment income.................................        538,293
Accumulated net realized loss.......................................     (1,233,471)
Net unrealized appreciation/depreciation............................      1,591,848
                                                                        -----------
Net assets..........................................................    $46,715,571
                                                                        ===========
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $46,715,571 and 3,584,189 shares
  outstanding.......................................................    $     13.03
                                                                        ===========
-----------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest (including $15,727 from affiliates).........................    $   414,534
Dividends (net of $6,014 foreign withholding tax)....................        368,893
                                                                         -----------
Total income.........................................................        783,427
                                                                         -----------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees.............................................        140,425
Professional.........................................................         16,027
Custodian............................................................         13,764
Accounting services..................................................          9,743
Printing.............................................................          9,263
Officer and Directors................................................          8,216
Transfer agent.......................................................          2,376
Miscellaneous........................................................         15,171
                                                                         -----------
Total expenses before interest expense...............................        214,985
Interest expense on reverse repurchase agreements....................          2,999
                                                                         -----------
Total expenses.......................................................        217,984
                                                                         -----------
Net investment income................................................        565,443
                                                                         -----------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments........................................................      1,553,041
  Futures and swaps..................................................        (62,854)
  Options written....................................................          3,271
  Foreign currency transactions......................................         (5,613)
                                                                         -----------
                                                                           1,487,845
                                                                         -----------
Change in net unrealized appreciation/depreciation on:
  Investments........................................................     (6,272,790)
  Futures and swaps..................................................        (39,682)
  Options written....................................................         (9,145)
  TBA sale commitments...............................................         (5,678)
  Foreign currency transactions......................................          5,069
                                                                         -----------
                                                                          (6,322,226)
                                                                         -----------
Total realized and unrealized loss...................................     (4,834,381)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................    $(4,268,938)
                                                                         ===========
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2008         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)      DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...............................      $   565,443         $  1,363,562
  Net realized gain...................................        1,487,845            5,082,614
  Net change in unrealized appreciation/depreciation..       (6,322,226)          (2,948,732)
                                                            -----------         ------------
  Net increase (decrease) in net assets resulting from
     operations.......................................       (4,268,938)           3,497,444
                                                            -----------         ------------

----------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.............................................               --           (1,299,943)
  Class II............................................               --                  (29)
  Class III...........................................               --                  (28)
                                                            -----------         ------------
Net decrease in net assets resulting from dividends to
  shareholders........................................               --           (1,300,000)
                                                            -----------         ------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
  Net decrease in net assets derived from capital
     share transactions...............................       (5,565,455)         (12,329,655)
                                                            -----------         ------------
----------------------------------------------------------------------------------------------

NET ASSETS:
  Total decrease in net assets........................       (9,834,393)         (10,132,211)
  Beginning of period.................................       56,549,964           66,682,175
                                                            -----------         ------------
  End of period.......................................      $46,715,571         $ 56,549,964
                                                            ===========         ============

End of period undistributed (distributions in excess
  of) net investment income...........................      $   538,293         $    (27,150)
                                                            ===========         ============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                     -----------------------------------------------------------------------
                                     SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2008     ---------------------------------------------------
                                        (UNAUDITED)        2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period..........................       $  14.16        $ 13.76    $ 12.21    $ 11.95    $ 11.22    $  9.43
                                         --------        -------    -------    -------    -------    -------
Net investment income(1)..........           0.15           0.31       0.26       0.21       0.19       0.20
Net realized and unrealized gain
  (loss)..........................         (1.28)           0.42       1.59       0.28       0.78       1.83
                                         --------        -------    -------    -------    -------    -------
Net increase (decrease) from
  investment operations...........         (1.13)           0.73       1.85       0.49       0.97       2.03
                                         --------        -------    -------    -------    -------    -------
Dividends from net investment
  income..........................             --         (0.33)     (0.30)     (0.23)     (0.24)     (0.24)
                                         --------        -------    -------    -------    -------    -------
Net asset value, end of period....       $  13.03        $ 14.16    $ 13.76    $ 12.21    $ 11.95    $ 11.22
                                         ========        =======    =======    =======    =======    =======

------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN(2):
Based on net asset value..........        (7.98)%(3)       5.31%     15.14%      4.13%      8.67%     21.55%
                                         ========        =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses before interest
  expense.........................          0.84%(4)       0.75%      0.78%      0.78%      0.72%      0.68%
                                         ========        =======    =======    =======    =======    =======
Total expenses....................          0.85%(4)       0.75%      0.78%      0.78%      0.72%      0.68%
                                         ========        =======    =======    =======    =======    =======
Net investment income.............          2.21%(4)       2.14%      2.03%      1.78%      1.69%      2.00%
                                         ========        =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)...       $ 46,716        $56,550    $66,680    $72,512    $82,904    $92,438
                                         ========        =======    =======    =======    =======    =======
Portfolio turnover................           217%           385%       112%        84%        87%       109%
                                         ========        =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------



(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4)  Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.,
BlackRock Balanced Capital V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Balanced Capital V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III were liquidated on December 31, 2007 and are not currently offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Company's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swap agreements are valued by quoted fair values received daily by the Fund's pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid or price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day's price will be used, unless is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter ("OTC") options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various fund investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

- FINANCIAL FUTURES CONTRACTS--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts as a hedge against either specific transactions or fund positions. Forward currency contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- OPTIONS--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). European options are exercised at maturity date only.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

- COVERED CALL OPTIONS--The Fund may sell covered call options which are options that give the purchaser the right to require the Fund to sell a security owned by the Fund to the purchaser at a specified price within a limited time period. A Fund will receive a premium (an up front payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Fund will partially offset any unrealized losses on the underlying security. By writing a covered call option, however, a Fund limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

- SWAP OPTIONS--Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

- SWAPS--The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will

--------------------------------------------------------------------------------


record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

CREDIT DEFAULT SWAPS--Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

INTEREST RATE SWAPS--Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

TOTAL RETURN SWAPS--Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans.

An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issued. For example, mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments of the Fund. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

CAPITAL TRUSTS: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by GNMA, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership

--------------------------------------------------------------------------------


interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities. Classes of CMOs include interest only ("IOs"), principal only ("POs"), planned amortization classes ("PACs") and targeted amortization classes ("TACs"). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

PREFERRED STOCK: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statements of Assets and Liabilities. At the time the Fund enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement flies for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligations to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

TBA COMMITMENTS: The Fund may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Investments."

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortize all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains

--------------------------------------------------------------------------------


open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

SEGREGATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., futures) or certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the average daily value of the Fund's net assets.

The Advisor has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Financial Management, Inc., both affiliates of the Advisor, under which the pays each sub-advisor for services they provide a monthly fee at an annual rate that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $432, for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates, received $3,085 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's as transfer agent. Transfer agency fees borne of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments (including paydowns, TBA transactions and excluding short-term securities), for the period ended June 30, 2008 were $127,198,211 and $130,432,983 respectively.

Transactions in options written for the six months ended June 30, 2008 were as follows:



--------------------------------------------------------
                                                Premiums
Call Options Written               Contracts+   Received
--------------------------------------------------------
Outstanding call options
  written, beginning of period..        3        $ 9,903

Options opened..................        3         57,013

Options Expired.................       (3)        (1,671)

Options closed..................       --             --
                                       --        -------

Outstanding call options
  written, end of period........        3        $65,245
                                       ==        =======

--------------------------------------------------------


+ Some contracts include a notional amount of $1,000,000.

--------------------------------------------------------------------------------

---------------------------------------------------------
                                                 Premiums
Put Options Written               Contracts+     Received
---------------------------------------------------------
Outstanding put options
  written, beginning of
  period.......................        1          $ 8,760

Options opened.................        5           70,190

Options closed.................       (1)          (1,840)
                                      --          -------

Outstanding put options
  written, end of period.......        5          $77,110
                                      ==          =======

---------------------------------------------------------


+ Some contracts include a notional amount of $1,000,000.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:



--------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                             Shares         Amount
--------------------------------------------------------
Shares sold..................      4,296     $    61,743

Shares redeemed..............   (413,680)     (5,627,198)
                                --------     -----------

Net decrease.................   (409,384)    $(5,565,455)
                                ========     ===========

--------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31, 2007    Shares         Amount
--------------------------------------------------------
Shares sold.................      2,542     $     36,875

Shares issued to
  shareholders in
  reinvestment of
  dividends.................     91,288        1,299,943
                               --------     ------------

Total issued................     93,830        1,366,818

Shares redeemed.............   (947,588)     (13,663,832)
                               --------     ------------

Net decrease................   (853,758)    $(12,327,014)
                               ========     ============
--------------------------------------------------------



-----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....       2      $    29

Shares redeemed.................     (95)      (1,343)
                                     ---      -------

Net increase....................     (93)     $(1,314)
                                     ===      =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....       2      $    15

Shares redeemed.................     (95)      (1,342)
                                     ---      -------

Net decrease....................     (93)     $(1,327)
                                     ===      =======

-----------------------------------------------------


* Liquidated on December 31, 2007.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

6.  REVERSE REPURCHASE AGREEMENTS:

For the six months ended June 30, 2008, the Fund's average amount outstanding was approximately $209,000 and the daily weighted average interest rate was 2.77%.

7.  CAPITAL LOSS CARRYFORWARD:

As of December 31, 2007, the Fund had a capital loss carryforward of $2,219,273, all of which expires 2011. This amount will be available to offset future realized capital gains.

--------------------------------------------------------------------------------

     BLACKROCK BASIC VALUE V.I. FUND
     -----------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - Fund returns for the six months underperformed the broad-market S&P 500 Index, but outpaced the S&P 500 Citigroup Value Index. Notably, in terms of investment style, value underperformed growth, which had a greater negative effect on the Fund's performance versus the broad-market index that includes both growth and value names.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Favorable stock selection in healthcare, energy, information technology and materials enhanced Fund performance for the semi-annual period. Individual holdings that had the greatest positive impact on relative returns included Halliburton Co., BJ Services Co., International Business Machines Corp. and LSI Corp. An underweight in Wachovia Corp. proved advantageous as well.

  - Stock selection in consumer discretionary contributed favorably, but was partially offset by the negative impact of underweighting the sector.

  - From a sector allocation perspective, the Fund benefited from an underweight in financials (particularly commercial banks, mortgages and real estate development) and an overweight in information technology (especially semiconductors and computers & peripherals). An overweight in energy also aided comparative results.

  - Detracting from performance was stock selection within telecommunication services, consumer staples, industrials and financials. Individual holdings that negatively impacted performance were American International Group, Inc., Qwest Communications International, Inc., Morgan Stanley, Unilever NV and Alcatel-Lucent. Additionally, underweighting utilities did not produce the results we anticipated.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - We increased the Fund's exposure to information technology, financials and healthcare. We added to existing holdings within these sectors and initiated positions in Lehman Brothers Holdings, Inc., MetLife, Inc., Prudential Financial, Inc., Analog Devices, Inc. and Cardinal Health, Inc.

  - We trimmed exposure to energy during the reporting period, selling positions in Transocean, Inc. and CONSOL Energy, Inc. Other sales included Honda Motor Co. Ltd., GlaxoSmithKline Plc and Koninklijke Philips Electronics NV.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - As of June 30, 2008, the Fund had overweights in information technology, energy and health care, and was underweight financials, utilities, industrials, consumer discretionary and telecommunication services. The Fund was neutral in consumer staples and materials.

  - The economy should continue with a slower rate of growth as earnings decelerate and credit worsens. Industries such as autos, financials, housing and retail, among others, show signs of recession. However, other industries outside of these areas continue to show strength.

  - Large-capitalization companies that export to faster-growing areas of the world continue to have great appeal. Nevertheless, for the first time since 2003, we are employing a barbell approach, slowly increasing our holdings in lower-quality, early-cycle cyclical areas (semiconductors, among others) that have been negatively impacted. Adding to financials for the first time in years is also part and parcel of early-cycle additions. We believe many of these names have begun to discount dire economic conditions.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

(LINE GRAPH)

                                                 BLACKROCK BASIC     BLACKROCK BASIC     BLACKROCK BASIC
                                                    VALUE V.I.         VALUE V.I.           VALUE V.I.
                                                 FUND(2)-CLASS I    FUND(2)-CLASS II    FUND(2)-CLASS III    S&P 500(R)
                                                    SHARES(1)           SHARES(1)           SHARES(1)         INDEX(3)
                                                 ---------------    ----------------    -----------------    ----------
6/98                                                  10000               10000               10000             10000
6/99                                                  11760               11746               11731             12276
6/00                                                  11736               11705               11677             13165
6/01                                                  13709               13652               13607             11213
6/02                                                  12524               12452               12400              9196
6/03                                                  12423               12329               12269              9219
6/04                                                  15767               15626               15765             10981
6/05                                                  16155               15978               16111             11675
6/06                                                  17996               17787               17905             12683
6/07                                                  22636               22328               22465             15294
6/08                                                  18564               18287               18388             13287
                                                     S&P 500
                                                 CITIGROUP VALUE
                                                     INDEX(4)
                                                 ---------------
6/98                                                  10000
6/99                                                  11533
6/00                                                  10595
6/01                                                  10608
6/02                                                   9656
6/03                                                   9355
6/04                                                  11469
6/05                                                  12756
6/06                                                  14657
6/07                                                  17847
6/08                                                  14234




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based on performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.
(2) The Fund invests primarily in equities that Fund management believes are undervalued.
(3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.
(4) This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.
Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                              6-MONTH         ---------------------------------
                                                           TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                              (12.77)%       (17.99)%      8.36%        6.38%

---------------------------------------------------------------------------------------------------------------

Class II Shares(1)                                             (12.82)        (18.10)       8.20         6.22
---------------------------------------------------------------------------------------------------------------

Class III Shares(1)                                            (12.83)        (18.15)       8.43(2)      6.28(2)
---------------------------------------------------------------------------------------------------------------

S&P 500 Index(3)                                               (11.91)        (13.12)       7.58         2.88
---------------------------------------------------------------------------------------------------------------

S&P 500 Citigroup Value Index(4)                               (16.04)        (20.25)       8.76         3.59
---------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

     (3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

(4) This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value of the growth-value spectrum.

     Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
INVESTMENT CRITERIA                                                LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Above-Average Yield.............................................             36%
Below-Average Price/Earnings Ratio..............................             25
Low Price-to-Book Value.........................................             24
Special Situations..............................................             13
Price-to-Cash Flow..............................................              2

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                         ACTUAL                                            HYPOTHETICAL(2)
                  ----------------------------------------------------  ----------------------------------------------------
                     BEGINNING         ENDING                              BEGINNING         ENDING
                   ACCOUNT VALUE   ACCOUNT VALUE      EXPENSES PAID      ACCOUNT VALUE   ACCOUNT VALUE      EXPENSES PAID
                  JANUARY 1, 2008  JUNE 30, 2008  DURING THE PERIOD(1)  JANUARY 1, 2008  JUNE 30, 2008  DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------
Class I.........       $1,000         $872.30             $3.17              $1,000        $1,021.52            $3.42

---------------------------------------------------------------------------------------------------------------------------------

Class II........       $1,000         $871.80             $3.86              $1,000        $1,020.77            $4.17
---------------------------------------------------------------------------------------------------------------------------------

Class III.......       $1,000         $871.70             $4.33              $1,000        $1,020.28            $4.67
---------------------------------------------------------------------------------------------------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.68% for Class I, 0.83% for Class II and 0.93% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------




                                                                                                           PERCENT OF
INDUSTRY                                      SHARES              COMMON STOCKS                 VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD

---------------------------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES       440,295   AT&T Inc. ........................   $ 14,833,539        2.1%
METALS & MINING                              355,400   Alcoa, Inc. ......................     12,659,348        1.8
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT     250,700   Analog Devices, Inc. .............      7,964,739        1.1
CAPITAL MARKETS                                        The Bank of New York Mellon
                                             334,234     Corp. ..........................     12,644,072        1.8
PHARMACEUTICALS                            1,254,800   Bristol-Myers Squibb Co. .........     25,761,044        3.7
OIL, GAS & CONSUMABLE FUELS                  124,100   Chevron Corp. ....................     12,302,033        1.8
MULTI-UTILITIES                              189,200   Dominion Resources, Inc. .........      8,985,108        1.3
CHEMICALS                                     83,100   The Dow Chemical Co. .............      2,901,021        0.4
CHEMICALS                                              E.I. du Pont de Nemours & Co.
                                             406,000     (a).............................     17,413,340        2.5
OIL, GAS & CONSUMABLE FUELS                  361,200   Exxon Mobil Corp. ................     31,832,556        4.6
INDUSTRIAL CONGLOMERATES                     485,700   General Electric Co. .............     12,963,333        1.9
FOOD PRODUCTS                                262,800   General Mills, Inc. ..............     15,970,356        2.3
AEROSPACE & DEFENSE                          140,700   Honeywell International, Inc. ....      7,074,396        1.0
DIVERSIFIED FINANCIAL SERVICES               632,376   JPMorgan Chase & Co. .............     21,696,821        3.1
PHARMACEUTICALS                              125,000   Johnson & Johnson.................      8,042,500        1.1
PHARMACEUTICALS                              405,100   Pfizer, Inc. .....................      7,077,097        1.0
ELECTRIC UTILITIES                           257,300   The Southern Co. (a)..............      8,984,916        1.3
DIVERSIFIED TELECOMMUNICATION SERVICES       385,000   Verizon Communications, Inc. .....     13,629,000        1.9
PHARMACEUTICALS                              208,400   Wyeth.............................      9,994,864        1.4
                                                                                            ------------      -----
                                                                                             252,730,083       36.1
---------------------------------------------------------------------------------------------------------------------

BELOW-AVERAGE PRICE/EARNINGS RATIO
---------------------------------------------------------------------------------------------------------------------

INSURANCE                                              American International Group, Inc.
                                             327,500     (a).............................      8,665,650        1.2
DIVERSIFIED FINANCIAL SERVICES               377,814   Bank of America Corp. ............      9,018,420        1.3
HEALTH CARE PROVIDERS & SERVICES             113,300   Cardinal Health, Inc. ............      5,844,014        0.8
DIVERSIFIED FINANCIAL SERVICES               385,820   Citigroup, Inc. ..................      6,466,343        0.9
COMPUTERS & PERIPHERALS                      388,031   Hewlett-Packard Co. ..............     17,154,851        2.4
FOOD PRODUCTS                                565,700   Kraft Foods, Inc. ................     16,094,165        2.3
INSURANCE                                    128,700   MetLife, Inc. ....................      6,791,499        1.0
CAPITAL MARKETS                              419,000   Morgan Stanley....................     15,113,330        2.2
MULTILINE RETAIL                             107,300   Nordstrom, Inc. ..................      3,251,190        0.5
AEROSPACE & DEFENSE                          164,600   Northrop Grumman Corp. ...........     11,011,740        1.6
INSURANCE                                     85,100   Prudential Financial, Inc. .......      5,083,874        0.7
CONSUMER FINANCE                              80,900   SLM Corp. (b).....................      1,565,415        0.2
INSURANCE                                    445,008   The Travelers Cos., Inc. .........     19,313,347        2.8
FOOD PRODUCTS                                619,000   Unilever NV (c)...................     17,579,600        2.5
IT SERVICES                                1,575,400   Unisys Corp. (b)..................      6,222,830        0.9
MEDIA                                        114,900   Viacom, Inc. Class B (b)..........      3,509,046        0.5
OFFICE ELECTRONICS                         1,446,700   Xerox Corp. ......................     19,617,252        2.8
                                                                                            ------------      -----
                                                                                             172,302,566       24.6
---------------------------------------------------------------------------------------------------------------------


LOW PRICE-TO-BOOK VALUE
---------------------------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS                   71,000   Anadarko Petroleum Corp. .........      5,313,640        0.8
MACHINERY                                    164,600   Deere & Co. ......................     11,872,598        1.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT               Fairchild Semiconductor
                                             596,300     International, Inc. (b).........      6,994,599        1.0
ENERGY EQUIPMENT & SERVICES                  452,600   Halliburton Co. (a)...............     24,019,482        3.4
INSURANCE                                              Hartford Financial Services Group,
                                             214,200     Inc. ...........................     13,830,894        2.0
HOUSEHOLD PRODUCTS                           244,100   Kimberly-Clark Corp. .............     14,592,298        2.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT   2,615,400   LSI Corp. (a)(b)..................     16,058,556        2.3
CAPITAL MARKETS                                        Lehman Brothers Holdings, Inc.
                                             287,200     (a).............................      5,689,432        0.8
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT   2,072,700   Micron Technology, Inc. (b).......     12,436,200        1.8
AEROSPACE & DEFENSE                          279,700   Raytheon Co. .....................     15,741,516        2.2
MEDIA                                      1,637,700   Time Warner, Inc. ................     24,237,960        3.5


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments June 30, 2008 (continued)

--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY                                      SHARES              COMMON STOCKS                 VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE (CONCLUDED)

--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES                     192,700   Tyco International Ltd. ..........   $  7,715,708        1.1%
MEDIA                                        336,500   Walt Disney Co. ..................     10,498,800        1.5
COMMERCIAL BANKS                             114,700   Wells Fargo & Co. ................      2,724,125        0.4
                                                                                            ------------      -----
                                                                                             171,725,808       24.6
---------------------------------------------------------------------------------------------------------------------


PRICE-TO-CASH FLOW
---------------------------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS                   87,000   Peabody Energy Corp. .............      7,660,350        1.1
DIVERSIFIED TELECOMMUNICATION SERVICES                 Qwest Communications International
                                           2,321,700     Inc. (a)........................      9,124,281        1.3
                                                                                            ------------      -----
                                                                                              16,784,631        2.4
---------------------------------------------------------------------------------------------------------------------


SPECIAL SITUATIONS
---------------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES                  569,300   BJ Services Co. ..................     18,183,442        2.6
HEALTH CARE EQUIPMENT & SUPPLIES             119,800   Baxter International, Inc. .......      7,660,012        1.1
HOUSEHOLD PRODUCTS                            69,000   Clorox Co. .......................      3,601,800        0.5
HEALTH CARE EQUIPMENT & SUPPLIES             185,500   Covidien Ltd. ....................      8,883,595        1.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT     640,900   Intel Corp. ......................     13,766,532        2.0
COMPUTERS & PERIPHERALS                                International Business Machines
                                             202,110     Corp. ..........................     23,956,098        3.4
PHARMACEUTICALS                              653,500   Schering-Plough Corp. ............     12,867,415        1.8
                                                                                            ------------      -----
                                                                                              88,918,894       12.7
---------------------------------------------------------------------------------------------------------------------

                                                       TOTAL COMMON STOCKS
                                                       (COST--$707,841,193)..............    702,461,982      100.4
---------------------------------------------------------------------------------------------------------------------


                                          BENEFICIAL
                                            INTEREST
                                               (000)          SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                                       BlackRock Liquidity Series, LLC
                                                         Money Market Series, 2.70%
                                          $   33,483     (d)(e)(f).......................     33,483,000        4.8
---------------------------------------------------------------------------------------------------------------------

                                                       TOTAL SHORT-TERM SECURITIES
                                                       (COST--$33,483,000)...............     33,483,000        4.8
---------------------------------------------------------------------------------------------------------------------

                                                       TOTAL INVESTMENTS BEFORE OPTIONS
                                                       WRITTEN
                                                       (COST--$741,324,193*).............    735,944,982      105.2
---------------------------------------------------------------------------------------------------------------------


                                           CONTRACTS             OPTIONS WRITTEN
---------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                                   Micron Technology, Inc., expiring
                                                         July 2008 at $9,
                                               1,894     Broker Credit Suisse............         (9,470)      (0.0)
                                                       Nordstrom, Inc., expiring January
                                                         2009 at $40,
                                               1,073     Broker Credit Suisse............       (144,855)      (0.0)
                                                       Peabody Energy Corp., expiring
                                                         December 2008 at $90, Broker
                                                 430     Deutsche Bank...................       (559,000)      (0.1)
---------------------------------------------------------------------------------------------------------------------

                                                       TOTAL OPTIONS WRITTEN
                                                       (PREMIUMS RECEIVED--$992,612).....       (713,325)      (0.1)
---------------------------------------------------------------------------------------------------------------------

                                                       TOTAL INVESTMENTS, NET OF OPTIONS
                                                       WRITTEN...........................    735,231,657      105.1
                                                       LIABILITIES IN EXCESS OF OTHER
                                                       ASSETS............................    (35,800,975)      (5.1)
                                                                                            ------------      -----
                                                       NET ASSETS........................   $699,430,682      100.0%
                                                                                            ============      =====
---------------------------------------------------------------------------------------------------------------------






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments June 30, 2008 (concluded)

--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $748,608,793
                                     ============
Gross unrealized appreciation....    $ 77,644,900
Gross unrealized depreciation....     (90,308,711)
                                     ------------
Net unrealized appreciation......    $(12,663,811)
                                     ============



(a)  Security, or a portion of security, is on loan.

(b)  Non-income producing security.

(c)  Depositary receipts.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

----------------------------------------------------
                                    NET
                                  ACTIVITY  INTEREST
AFFILIATE                          (000)     INCOME
----------------------------------------------------
BlackRock Liquidity Series, LLC
  Money Market Series..........  $(57,253)  $124,099
BlackRock Liquidity Series, LLC
  Cash Sweep Series............  $(15,621)  $ 92,019

----------------------------------------------------


(e)  Represents the current yield as of the report date.

(f)  Security was purchased with cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

  - Level 1--price quotations in active markets/exchanges for identical securities

  - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

  - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

-------------------------------------------------------------
VALUATION                    INVESTMENTS IN   OTHER FINANCIAL
INPUTS                         SECURITIES       INSTRUMENTS*
-------------------------------------------------------------
Level 1..................     $702,461,982       $(713,325)
Level 2..................       33,483,000              --
Level 3..................               --              --

-------------------------------------------------------------

TOTAL                         $735,944,982       $(713,325)
                              ============       =========



* Other financial instruments are options.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $29,498,660) (cost--$707,841,193).................................   $702,461,982
Investments at value--affiliated (cost--$33,483,000)................     33,483,000
Investments purchased receivable....................................      2,978,913
Capital shares sold receivable......................................      1,340,249
Dividends receivable................................................        968,134
Securities lending income receivable................................         19,472
Interest receivable from affiliates.................................          3,201
Prepaid expenses....................................................         31,277
                                                                       ------------
Total assets........................................................    741,286,228
                                                                       ------------

-----------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned..............................     33,483,000
Investments purchased payable.......................................      6,215,010
Bank overdraft......................................................        931,710
Options written at value (premiums received--$992,612)..............        713,325
Investment advisory fees payable....................................        364,615
Capital shares redeemed payable.....................................         24,766
Other affiliates payable............................................          7,071
Distribution fees payable...........................................          6,379
Officer's and directors' fees payable...............................            540
Other accrued expenses payable......................................        108,896
Other liabilities...................................................            234
                                                                       ------------
Total liabilities...................................................     41,855,546
                                                                       ------------
-----------------------------------------------------------------------------------

Net assets..........................................................   $699,430,682
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 300,000,000 shares authorized......   $  5,483,245
Class II Shares, $0.10 par value, 100,000,000 shares authorized.....        125,146
Class III Shares, $0.10 par value, 100,000,000 shares authorized....        176,949
Paid-in capital in excess of par....................................    687,395,039
Undistributed net investment income.................................      6,845,646
Accumulated net realized gain.......................................      4,504,581
Net unrealized appreciation/depreciation............................     (5,099,924)
                                                                       ------------
Net assets..........................................................   $699,430,682
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $663,072,813 and 54,832,445 shares
  outstanding.......................................................   $      12.09
                                                                       ============
Class II--Based on net assets of $15,073,492 and 1,251,463 shares
  outstanding.......................................................   $      12.04
                                                                       ============
Class III--Based on net assets of $21,284,377 and 1,769,493 shares
  outstanding.......................................................   $      12.03
                                                                       ============
-----------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $72,273 foreign withholding tax)..................   $   9,255,480
Securities lending..................................................         124,099
Interest from affiliates............................................          92,019
                                                                       -------------
Total income........................................................       9,471,598
                                                                       -------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................       2,286,988
Distribution--Class II..............................................          12,986
Distribution--Class III.............................................          25,506
Transfer agent--Class I.............................................           2,401
Transfer agent--Class II............................................              58
Transfer agent--Class III...........................................              68
Accounting services.................................................         137,508
Printing............................................................          65,374
Professional........................................................          34,955
Custodian...........................................................          25,930
Officer and Directors...............................................          19,721
Miscellaneous.......................................................          17,273
                                                                       -------------
Total expenses......................................................       2,628,768
                                                                       -------------
Net investment income...............................................       6,842,830
                                                                       -------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
  Investments.......................................................       5,479,901
  Options written...................................................         189,102
                                                                       -------------
                                                                           5,669,003
                                                                       -------------
Net change in unrealized appreciation/depreciation on:
  Investments.......................................................    (118,745,949)
  Options written...................................................         453,080
                                                                       -------------
                                                                        (118,292,869)
                                                                       -------------
Total realized and unrealized loss..................................    (112,623,866)
                                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................   $(105,781,036)
                                                                       =============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                        SIX MONTHS ENDED
                                                          JUNE 30, 2008          YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                         (UNAUDITED)       DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income................................     $   6,842,830        $   13,597,592
Net realized gain....................................         5,669,003           113,563,096
Net change in unrealized appreciation/depreciation...      (118,292,869)         (103,087,669)
                                                          -------------        --------------
Net increase (decrease) in net assets resulting from
  operations.........................................      (105,781,036)           24,073,019
                                                          -------------        --------------

----------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
  Class I............................................                --           (12,996,045)
  Class II...........................................                --              (284,983)
  Class III..........................................                --              (313,748)
Net realized gain:
  Class I............................................                --          (107,399,340)
  Class II...........................................                --            (2,664,224)
  Class III..........................................                --            (3,029,651)
                                                          -------------        --------------
Decrease in net assets resulting from dividends and
  distributions to shareholders......................                --          (126,687,991)
                                                          -------------        --------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.......................................       (49,101,126)          (58,127,051)
                                                          -------------        --------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets.........................      (154,882,162)         (160,742,023)
Beginning of period..................................       854,312,844         1,015,054,867
                                                          -------------        --------------
End of period........................................     $ 699,430,682        $  854,312,844
                                                          =============        ==============

End of period undistributed net investment income....     $   6,845,646        $        2,816
                                                          =============        ==============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2008    ----------------------------------------------------------
                                     (UNAUDITED)       2007       2006        2005         2004         2003
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................       $   13.86      $  15.91   $  14.77   $    15.70   $    14.31   $    10.85
                                      ---------      --------   --------   ----------   ----------   ----------
Net investment income(1).......            0.12          0.23       0.24         0.19         0.16         0.14
Net realized and unrealized
  gain (loss)..................          (1.89)          0.07       2.97         0.27         1.42         3.47
                                      ---------      --------   --------   ----------   ----------   ----------
Net increase (decrease) from
  investment operations........          (1.77)          0.30       3.21         0.46         1.58         3.61
                                      ---------      --------   --------   ----------   ----------   ----------
Dividends and distributions
  from:
  Net investment income........              --        (0.25)     (0.27)       (0.22)       (0.17)       (0.15)
  Net realized gain............              --        (2.10)     (1.80)       (1.17)       (0.02)           --
                                      ---------      --------   --------   ----------   ----------   ----------
Total dividends and
  distributions................              --        (2.35)     (2.07)       (1.39)       (0.19)       (0.15)
                                      ---------      --------   --------   ----------   ----------   ----------
Net asset value, end of
  period.......................       $   12.09      $  13.86   $  15.91   $    14.77   $    15.70   $    14.31
                                      =========      ========   ========   ==========   ==========   ==========

---------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.......        (12.77)%(3)      1.82%     21.86%        2.94%       11.07%       33.23%
                                      =========      ========   ========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.................           0.68%(4)      0.67%      0.67%        0.67%        0.66%        0.67%
                                      =========      ========   ========   ==========   ==========   ==========
Net investment income..........           1.80%(4)      1.37%      1.53%        1.23%        1.09%        1.17%
                                      =========      ========   ========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................       $ 663,073      $810,621   $969,759   $1,024,308   $1,306,051   $1,306,427
                                      =========      ========   ========   ==========   ==========   ==========
Portfolio turnover.............             29%           37%        25%          37%          47%          25%
                                      =========      ========   ========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------



(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4)  Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------



                                                                     CLASS II
                                        ------------------------------------------------------------------
                                        SIX MONTHS ENDED               YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2008    -----------------------------------------------
                                           (UNAUDITED)       2007      2006      2005      2004      2003
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.............................       $   13.81      $ 15.86   $ 14.73   $ 15.66   $ 14.27   $ 10.82
                                            ---------      -------   -------   -------   -------   -------
Net investment income(1).............            0.11         0.20      0.22      0.16      0.14      0.12
Net realized and unrealized gain
  (loss).............................          (1.88)         0.07      2.96      0.27      1.42      3.46
                                            ---------      -------   -------   -------   -------   -------
Net increase (decrease) from
  investment operations..............          (1.77)         0.27      3.18      0.43      1.56      3.58
                                            ---------      -------   -------   -------   -------   -------
Dividends and distributions from:
  Net investment income..............              --       (0.22)    (0.25)    (0.19)    (0.15)    (0.13)
  Net realized gain..................              --       (2.10)    (1.80)    (1.17)    (0.02)        --
                                            ---------      -------   -------   -------   -------   -------
Total dividends and distributions....              --       (2.32)    (2.05)    (1.36)    (0.17)    (0.13)
                                            ---------      -------   -------   -------   -------   -------
Net asset value, end of period.......       $   12.04      $ 13.81   $ 15.86   $ 14.73   $ 15.66   $ 14.27
                                            =========      =======   =======   =======   =======   =======

----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.............        (12.82)%(3)     1.64%    21.67%     2.78%    10.94%    33.05%
                                            =========      =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.......................           0.83%(4)     0.82%     0.82%     0.82%     0.81%     0.82%
                                            =========      =======   =======   =======   =======   =======
Net investment income................           1.66%(4)     1.22%     1.38%     1.08%     0.94%     1.02%
                                            =========      =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)......       $  15,073      $20,427   $28,254   $30,552   $36,886   $38,154
                                            =========      =======   =======   =======   =======   =======
Portfolio turnover...................             29%          37%       25%       37%       47%       25%
                                            =========      =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------



(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4)  Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Basic Value V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                     CLASS III
                                    ---------------------------------------------------------------------------
                                    SIX MONTHS ENDED          YEAR ENDED DECEMBER 31               PERIOD
                                      JUNE 30, 2008      -------------------------------     MAY 25, 2004(1) TO
                                       (UNAUDITED)         2007        2006        2005       DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.........................       $   13.80        $ 15.86     $ 14.74     $ 15.69           $ 14.29
                                        ---------        -------     -------     -------           -------
Net investment income(2).........            0.10           0.18        0.20        0.15              0.08
Net realized and unrealized gain
  (loss).........................          (1.87)           0.08        2.97        0.26              1.50
                                        ---------        -------     -------     -------           -------
Net increase (decrease) from
  investment operations..........          (1.77)           0.26        3.17        0.41              1.58
                                        ---------        -------     -------     -------           -------

Dividends and distributions from:
  Net investment income..........              --         (0.22)      (0.25)      (0.19)            (0.16)
  Net realized gain..............              --         (2.10)      (1.80)      (1.17)            (0.02)
                                        ---------        -------     -------     -------           -------
Total dividends and
  distributions..................              --         (2.32)      (2.05)      (1.36)            (0.18)
                                        ---------        -------     -------     -------           -------
Net asset value, end of period...       $   12.03        $ 13.80     $ 15.86     $ 14.74           $ 15.69
                                        =========        =======     =======     =======           =======

---------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value.........        (12.83)%(4)       1.53%      21.59%       2.62%            11.08%(4)
                                        =========        =======     =======     =======           =======
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...................           0.93%(5)       0.92%       0.92%       0.92%             0.92%(5)
                                        =========        =======     =======     =======           =======
Net investment income............           1.54%(5)       1.12%       1.30%       0.98%             0.89%(5)
                                        =========        =======     =======     =======           =======
---------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)..       $  21,284        $23,265     $17,042     $ 6,211           $ 2,730
                                        =========        =======     =======     =======           =======
Portfolio turnover...............             29%            37%         25%         37%               47%
                                        =========        =======     =======     =======           =======
---------------------------------------------------------------------------------------------------------------



(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Total investment returns exclude insurance-related fees and expenses.

(4)  Aggregate total investment return.

(5)  Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Basic Value V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short term securities are valued at amortized cost.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the option market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

  - OPTIONS--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

    A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time

--------------------------------------------------------------------------------


    during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at a specified time during the option period.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of capital gains are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans.

Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remain open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BANK OVERDRAFT: The Fund recorded a bank overdraft which resulted from estimates of available cash.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161,"Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment

--------------------------------------------------------------------------------


Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $5,998, for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.15% and 0.25% of the average daily value of the Fund's Class II and III net assets, respectively.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended June 30, 2008, BIM received $30,079 in securities lending agent fees.

In addition, MLPF&S received $59,044 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's as transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008, were $222,588,509, and $260,026,109, respectively.

Transactions in call options written for the six months ended June 30, 2008 were as follows:


---------------------------------------------------------
                                                Premiums
Call Options Written             Contracts      Received
---------------------------------------------------------

Outstanding call options
  written, beginning of
  period......................      1,642      $  371,677

Options written...............      3,827       1,177,812

Options expired...............     (1,642)       (371,677)

Options closed................       (430)       (185,200)
                                   ------      ----------

Outstanding call options
  written, end of period......      3,397      $  992,612
                                   ======      ==========




4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:



---------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                            Shares          Amount
---------------------------------------------------------
Shares sold................    2,213,863     $ 28,933,094

Shares redeemed............   (5,872,233)     (76,216,551)
                              ----------     ------------

Net decrease...............   (3,658,370)    $(47,283,457)
                              ==========     ============

---------------------------------------------------------



----------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                            Shares           Amount
----------------------------------------------------------
Shares sold...............     2,749,833     $  44,661,770

Shares issued to
  shareholders in
  reinvestment of
  distributions...........     8,624,314       120,395,385
                             -----------     -------------

Total Issued..............    11,374,147       165,057,155

Shares redeemed...........   (13,828,130)     (227,193,655)
                             -----------     -------------

Net decrease..............    (2,453,983)    $ (62,136,500)
                             ===========     =============
----------------------------------------------------------



--------------------------------------------------------
Class II Shares
Six Months Ended June 30,
2008                             Shares         Amount
--------------------------------------------------------
Shares sold..................      6,541     $    80,297

Share redeemed...............   (233,747)     (3,015,100)
                                --------     -----------

Net decrease.................   (227,206)    $(2,934,803)
                                ========     ===========
--------------------------------------------------------



--------------------------------------------------------
Class II Shares
Year Ended December 31, 2007     Shares         Amount
--------------------------------------------------------
Shares sold..................     16,372     $   270,396

Shares issued to shareholders
  in reinvestment of
  distributions..............    212,021       2,949,207
                                --------     -----------

Total issued.................    228,393       3,219,603

Share redeemed...............   (530,756)     (8,813,592)
                                --------     -----------

Net decrease.................   (302,363)    $(5,593,989)
                                ========     ===========
--------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------
Class III Shares
Six Months Ended June 30,
2008                             Shares         Amount
--------------------------------------------------------
Shares sold..................    391,798     $ 5,060,442

Shares redeemed..............   (307,916)     (3,943,308)
                                --------     -----------

Net increase.................     83,882     $ 1,117,134
                                ========     ===========
--------------------------------------------------------



--------------------------------------------------------
Class III Shares
Year Ended December 31, 2007     Shares         Amount
--------------------------------------------------------
Shares sold.................     897,983     $14,849,042

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........     240,532       3,343,399
                               ---------     -----------

Total issued................   1,138,515      18,192,441

Shares redeemed.............    (527,399)     (8,589,003)
                               ---------     -----------

Net increase................     611,116     $ 9,603,438
                               =========     ===========
--------------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

--------------------------------------------------------------------------------

     BLACKROCK FUNDAMENTAL GROWTH V.I. FUND

     ---------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark S&P 500 Citigroup Growth Index, but outperformed the broad-market S&P 500 Index for the six-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - U.S. equity markets generally finished in negative territory for the first six months of 2008 as fears of economic recession, resulting primarily from the threat of inflation and record-high oil and gasoline prices, weighed heavily on stocks. Overall, shares of large-cap growth companies posted smaller losses than their large-cap value counterparts, with the S&P 500 Citigroup Growth Index returning (8.07)% versus the (16.04)% return of the S&P 500 Citigroup Value Index.

  - The Fund's underweight allocation to the energy sector was the primary detractor from performance versus the S&P 500 Citigroup Growth Index. Adverse stock selection in the financials and consumer discretionary sectors also hampered results. On an individual-stock basis, the top detractors included Hologic, Inc., Intercontinental Exchange, Inc., General Electric Co., Aetna Inc., and Google, Inc. Additionally, the absence of positions in ConocoPhillips, IBM Corp., and Merck & Co., Inc. hindered the comparative performance.

  - Conversely, strong stock selection in the energy and healthcare sectors contributed positively to performance. An overweight to the materials sector benefited relative returns as well. Top individual contributors to performance included CONSOL Energy Inc., Celgene Corp., Flowserve Corp., Weatherford International Ltd. and MasterCard, Inc. The absence of positions in UnitedHealth Group, Inc. and American International Group, Inc. also proved advantageous.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the semi-annual period, we reduced the Fund's exposure to the materials sector and, to a lesser degree, the healthcare and consumer staples sectors. We increased the weightings in consumer discretionary and information technology.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Turbulent and uncertain conditions in the credit and financing markets worldwide continue to have a disruptive impact upon global equity prices. Accelerating energy, food and materials prices have further complicated the outlook with fears of growing inflationary pressures. While ample monetary and fiscal stimulus in the U.S. will likely avert a "technical" recession, we remain cautious in our near-term outlook as equity markets attempt to stabilize. Although this environment is likely to challenge broader market earnings growth, we believe it should continue to provide a relatively attractive backdrop for select larger-company growth stocks.

  - At the end of the six-month period, the Fund had overweight positions in the information technology, materials, industrials, consumer discretionary and healthcare sectors, with the most noteworthy underweight in energy. Notably, a rebalance of the benchmark S&P 500 Citigroup Growth Index at year-end 2007 resulted in an increase in the Fund's modest energy underweight, as sector exposure was expanded to over 24% within the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

(LINE GRAPH)

                          BLACKROCK FUNDAMENTAL
                               GROWTH V.I.                            S&P 500
                             FUND(3)-CLASS I       S&P 500(R)    CITIGROUP GROWTH
                                SHARES(1)           INDEX(4)         INDEX(5)
                          ---------------------    ----------    ----------------
4/00(2)                           10000               10000            10000
6/00                              10190                9687             9818
6/01                               7878                8250             6944
6/02                               6284                6766             5074
6/03                               5948                6783             5255
6/04                               7236                8079             6088
6/05                               7473                8590             6190
6/06                               8148                9331             6355
6/07                               9030               11253             7586
6/08                               9101                9776             7144




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2)  Commencement of operations.

(3) The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.

(4) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

(5) This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------

                                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                          6-MONTH         ------------------------------------------
                                                       TOTAL RETURNS      1 YEAR      5 YEAR      SINCE INCEPTION(4)
--------------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                           (9.60)%         0.79%      8.88%             (1.14)%

--------------------------------------------------------------------------------------------------------------------

S&P 500 Index(2)                                           (11.91)        (13.12)      7.58              (0.27)
--------------------------------------------------------------------------------------------------------------------

S&P 500 Citigroup Growth Index(3)                           (8.07)         (5.83)      6.33              (4.00)
--------------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.

(3) This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

(4)  Commencement of operations for Class I Shares is 4/3/00.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................             28%
Health Care.....................................................             17
Consumer Staples................................................             12
Industrials.....................................................             11
Consumer Discretionary..........................................              9
Energy..........................................................              9
Financials......................................................              7
Materials.......................................................              6
Telecommunication Services......................................              1

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                               HYPOTHETICAL(2)
                  ------------------------------------------------------   ------------------------------------------------------
                     BEGINNING          ENDING                                BEGINNING          ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------

Class I.........       $1,000          $904.00              $3.55               $1,000         $1,021.17             $3.77

---------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.75% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments June 30, 2008 (unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------




COMMON STOCKS                             SHARES      VALUE
--------------------------------------------------------------
AEROSPACE & DEFENSE--3.9%
Boeing Co. .........................      11,800  $    775,496
Lockheed Martin Corp. ..............      26,900     2,653,954
Spirit Aerosystems Holdings, Inc.
  Class A(a)........................      42,800       820,904
United Technologies Corp. ..........      29,700     1,832,490
                                                  ------------
                                                     6,082,844

--------------------------------------------------------------


BEVERAGES--1.9%
The Coca-Cola Co. ..................      30,400     1,580,192
Diageo Plc..........................      73,900     1,353,934
                                                  ------------
                                                     2,934,126
--------------------------------------------------------------


BIOTECHNOLOGY--4.2%
Celgene Corp.(a)....................      46,900     2,995,503
Gilead Sciences, Inc.(a)............      65,600     3,473,520
                                                  ------------
                                                     6,469,023
--------------------------------------------------------------


CAPITAL MARKETS--5.8%
The Charles Schwab Corp. ...........     100,000     2,054,000
Franklin Resources, Inc. ...........       8,800       806,520
Janus Capital Group, Inc. ..........      87,200     2,308,184
Northern Trust Corp. ...............      22,700     1,556,539
State Street Corp. .................      36,500     2,335,635
                                                  ------------
                                                     9,060,878
--------------------------------------------------------------


CHEMICALS--5.3%
Air Products & Chemicals, Inc. .....      14,400     1,423,584
Monsanto Co. .......................      27,000     3,413,880
The Mosaic Co.(a)...................       2,500       361,750
Potash Corp. of Saskatchewan,
  Inc. .............................       1,600       365,712
Praxair, Inc. ......................      28,200     2,657,568
                                                  ------------
                                                     8,222,494
--------------------------------------------------------------


COMMUNICATIONS EQUIPMENT--4.8%
Cisco Systems, Inc.(a)..............     171,600     3,991,416
QUALCOMM, Inc. .....................      77,600     3,443,112
                                                  ------------
                                                     7,434,528
--------------------------------------------------------------


COMPUTERS & PERIPHERALS--5.0%
Apple, Inc.(a)......................      35,300     5,910,632
EMC Corp.(a)........................     124,300     1,825,967
                                                  ------------
                                                     7,736,599
--------------------------------------------------------------


CONSTRUCTION & ENGINEERING--1.8%
Fluor Corp. ........................       9,000     1,674,720
Jacobs Engineering Group, Inc.(a)...      13,500     1,089,450
                                                  ------------
                                                     2,764,170
--------------------------------------------------------------


ELECTRICAL EQUIPMENT--2.1%
Emerson Electric Co. ...............      49,000     2,423,050
General Cable Corp.(a)..............      13,900       845,815
                                                  ------------
                                                     3,268,865
--------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--5.7%
National Oilwell Varco, Inc.(a).....      31,982     2,837,443
Schlumberger Ltd. ..................      25,400     2,728,722
Transocean, Inc. ...................      14,985     2,283,564
Weatherford International Ltd.(a)...      20,400     1,011,636
                                                  ------------
                                                     8,861,365
--------------------------------------------------------------


FOOD & STAPLES RETAILING--6.4%
CVS Caremark Corp. .................      81,600     3,228,912
Costco Wholesale Corp. .............      36,100     2,532,054
Wal-Mart Stores, Inc. ..............      73,600     4,136,320
                                                  ------------
                                                     9,897,286
--------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--3.3%
Alcon, Inc. ........................      11,700     1,904,643
Hologic, Inc.(a)....................      86,896     1,894,332
Intuitive Surgical, Inc.(a).........       5,100     1,373,940
                                                  ------------
                                                     5,172,915
--------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--1.0%
Express Scripts, Inc.(a)............      24,400     1,530,368
--------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.8%
McDonald's Corp. ...................      48,400     2,721,048
--------------------------------------------------------------


HOUSEHOLD PRODUCTS--1.5%
The Procter & Gamble Co. ...........      38,900     2,365,509
--------------------------------------------------------------


IT SERVICES--3.5%
Infosys Technologies Ltd.(b)........      35,800     1,555,868
MasterCard, Inc. Class A............       7,900     2,097,608
Visa, Inc. Class A..................      21,000     1,707,510
                                                  ------------
                                                     5,360,986
--------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.9%
General Electric Co. ...............      54,400     1,451,936
--------------------------------------------------------------


INTERNET & CATALOG RETAIL--0.8%
Amazon.com, Inc.(a).................      17,100     1,253,943
--------------------------------------------------------------


INTERNET SOFTWARE & SERVICES--5.4%
Akamai Technologies, Inc.(a)........      55,900     1,944,761
Google, Inc. Class A(a).............      12,200     6,422,324
                                                  ------------
                                                     8,367,085
--------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--3.2%
Covance, Inc.(a)....................      19,100     1,642,982
Thermo Fisher Scientific, Inc.(a)...      59,800     3,332,654
                                                  ------------
                                                     4,975,636
--------------------------------------------------------------


MACHINERY--2.0%
Deere & Co. ........................      14,400     1,038,672
Flowserve Corp. ....................      14,600     1,995,820
                                                  ------------
                                                     3,034,492
--------------------------------------------------------------


METALS & MINING--0.6%
Freeport-McMoRan Copper & Gold, Inc.
  Class B...........................       7,500       878,925
--------------------------------------------------------------


MULTILINE RETAIL--0.7%
J.C. Penney Co., Inc. ..............      30,100     1,092,329
--------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--3.1%
Consol Energy, Inc. ................      26,300     2,955,331
Petroleo Brasileiro SA(b)...........      27,000     1,912,410
                                                  ------------
                                                     4,867,741
--------------------------------------------------------------


PHARMACEUTICALS--4.7%
Abbott Laboratories.................      44,800     2,373,056
Johnson & Johnson...................      38,500     2,477,090
Teva Pharmaceutical Industries
  Ltd.(b)...........................      52,000     2,381,600
                                                  ------------
                                                     7,231,746
--------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.7%
Intel Corp. ........................     124,500     2,674,260
Nvidia Corp.(a).....................      78,500     1,469,520
                                                  ------------
                                                     4,143,780
--------------------------------------------------------------


SOFTWARE--5.5%
Adobe Systems, Inc.(a)..............      66,300     2,611,557
Microsoft Corp. ....................     117,600     3,235,176
Oracle Corp.(a).....................     127,600     2,679,600
                                                  ------------
                                                     8,526,333
--------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                             SHARES      VALUE
--------------------------------------------------------------


SPECIALTY RETAIL--4.7%
Abercrombie & Fitch Co. Class A.....      10,200  $    639,336
Best Buy Co., Inc. .................      38,700     1,532,520
GameStop Corp. Class A(a)...........      34,800     1,405,920
Lowe's Cos., Inc. ..................     101,700     2,110,275
TJX Cos., Inc. .....................      51,500     1,620,705
                                                  ------------
                                                     7,308,756
--------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.9%
Coach, Inc.(a)......................      50,500     1,458,440
--------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.7%
Fannie Mae..........................      56,000     1,092,560
--------------------------------------------------------------


TOBACCO--1.4%
Philip Morris International, Inc. ..      44,000     2,173,160
--------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.6%
SBA Communications Corp. Class
  A(a)..............................      25,000       900,250
--------------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$148,603,585)--95.9%                        148,640,116
--------------------------------------------------------------

--------------------------------------------------------------


                                      BENEFICIAL
                                        INTEREST
SHORT-TERM SECURITIES                      (000)
--------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash
  Sweep Series, 2.56%(c)(d).........    $  6,900     6,899,775
--------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$6,899,775)--4.4%                             6,899,775
--------------------------------------------------------------


OPTIONS PURCHASED                      CONTRACTS      VALUE
--------------------------------------------------------------
CALL OPTIONS PURCHASED
Apple, Inc., expiring July 2008 at
  $135..............................         108  $    355,320
Cisco Systems, Inc., expiring July
  2008 at $25.......................         607         8,802
Monsanto Co., expiring July 2008 at
  $120..............................         125       111,250
                                                  ------------
                                                       475,372
--------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(COST--$495,284)--0.3%                                 475,372
--------------------------------------------------------------

TOTAL INVESTMENTS BEFORE OPTIONS
WRITTEN
(COST--$155,998,644*)--100.6%                      156,015,263
--------------------------------------------------------------


--------------------------------------------------------------


OPTIONS WRITTEN
--------------------------------------------------------------
CALL OPTIONS WRITTEN
Apple, Inc., expiring July 2008 at
  $155..............................         216      (316,440)
Monsanto Co., expiring July 2008 at
  $140..............................         250       (27,500)
                                                  ------------
                                                      (343,940)
--------------------------------------------------------------

TOTAL OPTIONS WRITTEN (PREMIUMS
RECEIVED--$410,663)--(0.2%).........                  (343,940)
--------------------------------------------------------------

TOTAL INVESTMENTS, NET OF OPTIONS
WRITTEN--100.4%.................................   155,671,323

LIABILITIES IN EXCESS OF OTHER ASSETS--(0.4)%...      (675,280)
                                                  ------------
NET ASSETS--100.0%..............................  $154,996,043
                                                  ============
--------------------------------------------------------------


--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate Cost....................  $156,224,770
                                    ------------
Gross unrealized appreciation.....  $ 10,435,170
Gross unrealized depreciation.....   (10,644,677)
                                    ------------
Net unrealized depreciation.......  $   (209,507)
                                    ============



(a)  Non-income producing security.

(b)  Depository receipts.

(c)  Represents the current yield as of report date.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------
                                      NET
                                   ACTIVITY  INTEREST
AFFILIATE                            (000)    INCOME
-----------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series..............   $6,900    $95,663
BlackRock Liquidity Series, LLC
  Money Market Series............       --    $ 7,029

-----------------------------------------------------


- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purpose of this report, which may combine industry sub-classifications for reporting ease.


- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

  - Level 1--price quotations in active markets/exchanges for identical securities

  - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

  - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments June 30, 2008 (concluded)

--------------------------------------------------------------------------------

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

-----------------------------------------------------------
VALUATION                  INVESTMENTS IN   OTHER FINANCIAL
INPUTS                       SECURITIES       INSTRUMENTS*
-----------------------------------------------------------
Level 1..................   $147,286,182        $131,432
Level 2..................      8,253,709              --
Level 3..................             --              --

-----------------------------------------------------------

TOTAL                       $155,539,891        $131,432
                            ============        ========



* Other financial instruments are options.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statement of Assets and Liabilities June 30, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$149,098,869).............   $149,115,488
Investments at value--affiliated (cost--$6,899,775).................      6,899,775
Investments sold receivable.........................................      9,614,540
Dividends receivable................................................        103,179
Securities lending income receivable................................            829
Prepaid expenses....................................................          3,491
Other assets........................................................            548
                                                                       ------------
Total assets........................................................    165,737,850
                                                                       ------------

-----------------------------------------------------------------------------------

LIABILITIES:
Options written at value (premiums received--$410,663)..............        343,940
Options purchased payable...........................................          6,665
Capital shares redeemed payable.....................................     10,286,531
Investment advisory fees payable....................................         92,390
Other accrued expenses payable......................................         12,281
                                                                       ------------
Total liabilities...................................................     10,741,807
                                                                       ------------
-----------------------------------------------------------------------------------

Net Assets..........................................................   $154,996,043
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......   $  1,960,456
Paid-in capital in excess of par....................................    149,665,529
Undistributed net investment income.................................        313,020
Accumulated net realized gain.......................................      2,972,090
Net unrealized appreciation/depreciation............................         84,948
                                                                       ------------
Net assets..........................................................   $154,996,043
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $154,996,043 and 19,604,560 shares
  outstanding.......................................................   $       7.91
                                                                       ============
-----------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $13,442 foreign withholding tax)...................  $    802,206
Interest from affiliates.............................................        95,663
Securities lending...................................................         7,029
                                                                       ------------
Total income.........................................................       904,898
                                                                       ------------

-----------------------------------------------------------------------------------

EXPENSES:
Investment advisory..................................................       513,637
Accounting services..................................................        25,458
Professional.........................................................        18,509
Custodian............................................................        11,393
Printing.............................................................         8,953
Officer and Directors................................................         8,745
Transfer agent--Class I..............................................         2,267
Miscellaneous........................................................         6,232
                                                                       ------------
Total expenses.......................................................       595,194
                                                                       ------------
Net investment income................................................       309,704
                                                                       ------------
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments (including $56,897 in foreign capital gains tax
     credit).........................................................     2,942,418
  Options written....................................................       386,829
  Foreign currency...................................................       (22,380)
                                                                       ------------
                                                                          3,306,867
                                                                       ------------
Net change in unrealized appreciation/depreciation on:
  Investments........................................................   (18,830,821)
  Options written....................................................       435,408
  Foreign currency...................................................        (4,884)
                                                                       ------------
                                                                        (18,400,297)
                                                                       ------------
Total realized and unrealized loss...................................   (15,093,430)
                                                                       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................  $(14,783,726)
                                                                       ============
-----------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                            SIX MONTHS ENDED     YEAR ENDED
                                                              JUNE 30, 2008     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)          2007
--------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income....................................     $    309,704      $    310,238
Net realized gain........................................        3,306,867        10,389,283
Net change in unrealized appreciation/depreciation.......      (18,400,297)        8,014,250
                                                              ------------      ------------
Net increase (decrease) in net assets resulting from
  operations.............................................      (14,783,726)       18,713,771
                                                              ------------      ------------

--------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
  Class I................................................               --          (438,537)
  Class II...............................................               --                (4)
  Class III..............................................               --                (3)
Net realized gain
  Class I................................................               --       (10,348,638)
  Class II...............................................               --              (150)
  Class III..............................................               --              (150)
                                                              ------------      ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders..........................               --       (10,787,482)
                                                              ------------      ------------
--------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions...........................................       10,491,929        36,678,354
                                                              ------------      ------------
--------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets..................       (4,291,797)       44,604,643
Beginning of period......................................      159,287,840       114,683,197
                                                              ------------      ------------
End of period............................................     $154,996,043      $159,287,840
                                                              ============      ============

End of period undistributed net investment income........     $    313,020      $      3,316
                                                              ============      ============
--------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                  ----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2008     --------------------------------------------------------
                                     (UNAUDITED)        2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................       $   8.75        $   8.22    $   7.91    $   7.40    $   6.98    $   5.46
                                      --------        --------    --------    --------    --------    --------
Net investment income(1).......           0.02            0.02        0.05        0.04        0.05        0.01
Net realized and unrealized
  gain (loss)..................         (0.86)            1.56        0.31        0.51        0.42        1.52
                                      --------        --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations........         (0.84)            1.58        0.36        0.55        0.47        1.53
                                      --------        --------    --------    --------    --------    --------

Dividends and distributions
  from:
  Net investment income........             --          (0.04)      (0.05)      (0.04)      (0.05)      (0.01)
  Net realized gain............             --          (1.01)          --          --          --          --
                                      --------        --------    --------    --------    --------    --------
Total dividends and
  distributions................             --          (1.05)      (0.05)      (0.04)      (0.05)      (0.01)
                                      --------        --------    --------    --------    --------    --------
Net asset value, end of
  period.......................       $   7.91        $   8.75    $   8.22    $   7.91    $   7.40    $   6.98
                                      ========        ========    ========    ========    ========    ========

--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.......        (9.60)%(3)       19.08%       4.54%       7.49%       6.80%      27.98%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.................          0.75%(4)        0.79%       0.75%       0.76%       0.74%       0.74%
                                      ========        ========    ========    ========    ========    ========
Net investment income..........          0.39%(4)        0.29%       0.58%       0.56%       0.75%       0.13%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................       $154,996        $159,288    $114,681    $178,692    $199,342    $197,010
                                      ========        ========    ========    ========    ========    ========
Portfolio turnover.............            52%            102%         69%         82%         78%        135%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------


(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.

(3) Aggregate total investment return.

(4) Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Fundamental Growth V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III were liquidated on December 31, 2007.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each day. Short-term securities are valued at amortized cost.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter ("OTC") options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors of the Company (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

     - OPTIONS--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to

--------------------------------------------------------------------------------


     reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

     A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses

--------------------------------------------------------------------------------


shared by several Funds are pro-rated among those Funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

In addition, the Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $2,044 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended June 30, 2008, BIM received $1,772 in securities lending agent fees from the Fund.

In addition, MLPF&S received $21,857 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $89,668,736 and $77,470,751, respectively.

Transactions in call options written for the six months ended June 30, 2008 were as follows:


-------------------------------------------------------
                                               Premiums
Call Options Written             Contracts     Received
-------------------------------------------------------
Outstanding call options
  written, beginning of
  period.......................     2,322     $ 435,646

Options written................     2,762       890,087

Options closed.................    (2,301)     (404,189)

Options expired................    (2,183)     (397,814)

Options exercised..............      (134)     (113,067)
                                   ------     ---------

Outstanding call options
  written, end of period.......       466     $ 410,663
                                   ======     =========

-------------------------------------------------------


4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:


--------------------------------------------------------
Class I Shares
Six Months ended June 30,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................   4,003,703     $ 31,315,108

Shares redeemed............  (2,609,884)     (20,823,179)
                             ----------     ------------

Net increase...............   1,393,819     $ 10,491,929
                             ==========     ============

--------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------
Class I Shares
Year ended December 31,
2007                           Shares          Amount
--------------------------------------------------------
Shares sold................   6,896,639     $ 60,447,924

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........   1,218,890       10,787,175
                             ----------     ------------

Total Issued...............   8,115,529       71,235,099

Shares redeemed............  (3,862,504)     (34,554,139)
                             ----------     ------------

Net increase...............   4,253,025     $ 36,680,960
                             ==========     ============
--------------------------------------------------------



-----------------------------------------------------
Class II Share
Year ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................      18      $   154

Shares redeemed.................    (167)      (1,457)
                                    ----      -------

Net decrease....................    (149)     $(1,303)
                                    ====      =======
-----------------------------------------------------


* Liquidated on December 31, 2007

-----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................      17      $   153

Shares redeemed.................    (166)      (1,456)
                                    ----      -------

Net decrease....................    (149)     $(1,303)
                                    ====      =======

-----------------------------------------------------


* Liquidated on December 31, 2007

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

--------------------------------------------------------------------------------

     BLACKROCK GLOBAL ALLOCATION V.I. FUND

     ----------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund outperformed both its Reference Portfolio and the all-equity benchmark for the semi-annual period. The Fund invests in both equities and bonds; therefore, the Reference Portfolio provides a truer representation of the Fund's composition and a more comparable means for measurement.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund's outperformance of its Reference Portfolio was largely attributable to its underweight and effective security selection in the U.S., along with a favorable overweight in Japan. Overweights and stock selection in Brazil and Canada also contributed to results.

  - On a sector basis, underweight positions in financials and consumer discretionary, coupled with overweights in energy and materials, enhanced relative returns. Additionally, the Fund's investments in U.S. Treasury Inflation Protected Securities (TIPS) benefited results, as a general flight to quality in the fixed income markets and a general concern over elevated levels of inflation caused U.S. TIPS to appreciate over the period.

  - Detracting moderately from the Fund's relative performance was its overweight in India and its overweight and stock selection in the healthcare sector. An underweight and stock selection in the utilities sector also slightly hindered overall performance.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the six months, the Fund's overall equity allocation decreased modestly from 57% of net assets to 54% at period-end. The Fund increased its weightings in the U.S. and Latin America, and decreased its allocation to Asia. From a sector perspective, the Fund's exposure to healthcare and information technology increased, while exposure to financials, consumer discretionary and industrials was reduced.

  - The Fund's allocation to fixed income decreased from 31% of net assets to 28% as decreases in the U.S. were partially offset by increases in European and Asian bonds. The Fund's cash equivalent holdings increased from 12% of net assets to approximately 18% at period-end.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the period underweight relative to its Reference Portfolio in equities (-6.3%). Within that allocation, the Fund maintained an overweight in Asia (+5.8%) and Latin America (+1.5%), while it held underweights in the U.S. (-9.0%) and Europe (-4.7%). The Fund was underweight in fixed income (-12.1%) and, consequently, overweight in cash equivalents (+18.4%).

  - On a sector basis, the Fund held overweights in materials (+1.6%), telecommunication services (+0.8%) and healthcare (+0.3%), and was underweight in consumer discretionary (-4.2%), financials (-4.1%), information technology (-2.0%), consumer staples (-1.8%) and utilities (-1.1%).

  - With respect to currency exposure, the Fund was underweight in the U.S. dollar (-1.9%), the euro (-7.1%) and the British pound (-6.0%), and maintained overweights in the Swiss franc (+3.6%), the Brazilian real (+2.7%) and the Japanese yen (+2.7%). Additionally, the Fund had overweight positions in the Singapore dollar (+2.1%), the Malaysian ringgit (+0.9%) and the Korean won (+0.9%).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

(LINE GRAPH)

                            BLACKROCK GLOBAL    BLACKROCK GLOBAL     BLACKROCK GLOBAL
                             ALLOCATION V.I.     ALLOCATION V.I.     ALLOCATION V.I.
                             FUND(2)-CLASS I    FUND(2)-CLASS II    FUND(2)-CLASS III    FTSE WORLD
                                SHARES(1)           SHARES(1)           SHARES(1)         INDEX(3)     REFERENCE PORTFOLIO(4)
                            ----------------    ----------------    -----------------    ----------    ----------------------
6/98                              10000               10000               10000             10000               10000
6/99                              10303               10287               10277             11636               11234
6/00                              11875               11840               11816             13090               12200
6/01                               9845                9800                9771             10696               11027
6/02                               9611                9553                9515              9155               10569
6/03                              10443               10365               10313              9011               11125
6/04                              12577               12509               12392             11242               12792
6/05                              14073               13976               13824             12584               13901
6/06                              16452               16317               16145             14904               15148
6/07                              19383               19197               18972             18706               17551
6/08                              20584               20353               20101             16977               17401




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class II shares and Class III shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II shares and Class III shares, respectively, are based on the performance of the Fund's Class I shares. The returns for Class II and III shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III shares.

(2) The Fund invests primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.

(3) This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.

(4) The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged S&P 500 Index, 24% FTSE World Index (Ex-US) Equities, 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (Ex-US).

     Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                      6-MONTH         ---------------------------------
                                                   TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------
Class I Shares(1)                                       (1.93)%         6.20%      14.54%        7.49%

-------------------------------------------------------------------------------------------------------

Class II Shares(1)                                      (2.00)          6.03       14.45(8)      7.37(8)
-------------------------------------------------------------------------------------------------------

Class III Shares(1)                                     (2.06)          5.95       14.28(8)      7.23(8)
-------------------------------------------------------------------------------------------------------

FTSE World Index(2)                                    (10.22)         (9.24)      13.51         5.44
-------------------------------------------------------------------------------------------------------

Reference Portfolio(3)                                  (4.99)         (0.86)       9.36         5.70
-------------------------------------------------------------------------------------------------------

U.S. Stocks: S&P 500(R) Index(4)                       (11.91)        (13.12)       7.58         2.88
-------------------------------------------------------------------------------------------------------

Non-U.S. Stocks: FTSE World Index (Ex-U.S.)
  Equities(5)                                           (9.14)         (6.59)      19.19         7.80
-------------------------------------------------------------------------------------------------------

U.S. Bonds: ML Treasury Index GA05(6)                    1.96          11.21        3.26         5.44
-------------------------------------------------------------------------------------------------------

Non-U.S. Bonds: Citigroup World Government
  Bond Index (Ex-U.S.)(7)                                5.70          18.72        7.06         6.67
-------------------------------------------------------------------------------------------------------


(1) Average Annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.

(3) The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

(4) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

(5) This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.

(6) This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

(7) This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

(8) The returns for Class II shares and Class III shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II shares and Class III shares, respectively, are based on the performance of the Fund's Class I shares. The returns for Class II and III shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III shares.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Summary of Fund's Overall Asset Mix

--------------------------------------------------------------------------------


                                                       PERCENT OF FUND'S   REFERENCE PORTFOLIO(3)
AS OF JUNE 30, 2008                                        NET ASSETS            PERCENTAGES
-------------------------------------------------------------------------------------------------
U.S. Equities                                                 26.9(1)               36.0%

-------------------------------------------------------------------------------------------------

European Equities                                              8.3(1)               13.0
-------------------------------------------------------------------------------------------------

Pacific Basin Equities                                        13.5(1)                7.7
-------------------------------------------------------------------------------------------------

Other Equities                                                 5.0                   3.3
-------------------------------------------------------------------------------------------------

TOTAL EQUITIES                                                53.7                  60.0
-------------------------------------------------------------------------------------------------

U.S. Dollar-Denominated Fixed Income Securities               17.9                  24.0
-------------------------------------------------------------------------------------------------

  U.S. Issuer                                                 17.0                    --
-------------------------------------------------------------------------------------------------

  Non-U.S. Issuer                                              0.9                    --
-------------------------------------------------------------------------------------------------

Non-U.S. Dollar-Denominated Fixed Income Securities           10.0                  16.0
-------------------------------------------------------------------------------------------------

TOTAL FIXED INCOME SECURITIES                                 27.9                  40.0
-------------------------------------------------------------------------------------------------

CASH & CASH EQUIVALENTS                                       18.4(2)                 --
-------------------------------------------------------------------------------------------------


(1)  Includes value of financial futures contracts.

(2) Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

(3) The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World Index (Ex-U.S.); 24% Merrill Lynch Treasury Index GA05; 16% Citigroup Non-USD World Government Bond Index.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 31, 2008 and held through June 30, 2008), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                               HYPOTHETICAL(2)
                  ------------------------------------------------------   ------------------------------------------------------
                     BEGINNING          ENDING                                BEGINNING          ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------
Class I.........       $1,000          $980.70              $3.94               $1,000         $1,020.92             $4.02

---------------------------------------------------------------------------------------------------------------------------------

Class II........       $1,000          $980.00              $4.68               $1,000         $1,020.18             $4.77
---------------------------------------------------------------------------------------------------------------------------------

Class III.......       $1,000          $979.40              $5.12               $1,000         $1,019.73             $5.22
---------------------------------------------------------------------------------------------------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.80% for Class I, 0.95% for Class II and 1.04% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------




COMMON STOCKS                            SHARES       VALUE
---------------------------------------------------------------
AUSTRALIA--0.7%
BEVERAGES--0.0%
Coca-Cola Amatil Ltd. ..........         47,100  $      316,526

---------------------------------------------------------------


METALS & MINING--0.5%
BHP Billiton Ltd. ..............         83,000       3,532,516
Newcrest Mining Ltd. ...........         35,350         981,069
Oxiana Ltd.(a)..................         67,694         169,375
Rio Tinto Ltd. .................         25,500       3,299,385
                                                 --------------
                                                      7,982,345
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.1%
Woodside Petroleum Ltd. ........         30,800       1,990,799
---------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.0%
Great Southern Plantations
  Ltd. .........................         71,500          44,146
---------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.1%
Macquarie Airports Group........        136,400         269,793
Macquarie Infrastructure Group..        358,600         797,893
Transurban Group................        129,396         526,045
                                                 --------------
                                                      1,593,731
---------------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRALIA                     11,927,547
---------------------------------------------------------------


AUSTRIA--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
Telekom Austria AG..............          5,600         121,345
---------------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRIA                          121,345
---------------------------------------------------------------


BELGIUM--0.1%
DIVERSIFIED FINANCIAL SERVICES--0.1%
Fortis..........................         52,599         836,544
---------------------------------------------------------------

TOTAL COMMON STOCKS IN BELGIUM                          836,544
---------------------------------------------------------------


BRAZIL--2.0%
COMMERCIAL BANKS--0.2%
Banco Bradesco SA...............         63,993       1,302,134
Uniao de Bancos Brasileiros
  SA(b).........................         10,600       1,345,458
                                                 --------------
                                                      2,647,592
---------------------------------------------------------------


ELECTRIC UTILITIES--0.0%
Cia Energetica de Minas
  Gerais(b).....................         25,330         621,852
---------------------------------------------------------------


FOOD & STAPLES RETAILING--0.1%
Cia Brasileira de Distribuicao
  Grupo pao de Acucar(a)(b).....          1,281          27,169
Cia Brasileira de Distribuicao
  Grupo Pao de Acucar
  (Preference Shares)...........         66,520       1,415,381
                                                 --------------
                                                      1,442,550
---------------------------------------------------------------


FOOD PRODUCTS--0.2%
Cosan SA Industria e Comercio...         32,100         553,655
JBS Sa Receipts(a)..............         24,260         122,579
SLC Agricola SA.................        154,100       3,056,815
                                                 --------------
                                                      3,733,049
---------------------------------------------------------------


HOUSEHOLD DURABLES--0.1%
Cyrela Brazil Realty SA.........         24,300         335,298
Gafisa SA.......................         53,800         926,255
                                                 --------------
                                                      1,261,553
---------------------------------------------------------------


METALS & MINING--0.3%
Companhia Vale do Rio Doce
  (Preference 'A' Shares)(b)....        114,300       3,410,712
Usinas Siderurgicas de Minas
  Gerais SA (Preference 'A'
  Shares).......................         37,400       1,840,021
                                                 --------------
                                                      5,250,733
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.9%
Petroleo Brasileiro SA(b).......        244,000      14,848,200
---------------------------------------------------------------


ROAD & RAIL--0.1%
All America Latina Logistica
  SA............................        110,100       1,403,808
---------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.0%
Obrascon Huarte Lain Brasil SA..         44,200         734,783
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
Vivo Participacoes SA(b)(c).....        289,700       1,842,492
---------------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                        33,786,612
---------------------------------------------------------------


CANADA--1.9%
AUTO COMPONENTS--0.0%
Magna International, Inc. (Class
  A)............................            400          23,696
---------------------------------------------------------------


COMMUNICATIONS EQUIPMENT--0.0%
Nortel Networks Corp.(a)........         42,481         349,194
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
BCE, Inc. ......................            900          31,329
TELUS Corp. ....................         14,900         626,422
                                                 --------------
                                                        657,751
---------------------------------------------------------------


FOOD PRODUCTS--0.0%
Vittera, Inc.(a)................         53,900         740,022
---------------------------------------------------------------


INSURANCE--0.0%
Sun Life Financial, Inc. .......            600          24,570
---------------------------------------------------------------


METALS & MINING--1.2%
Alamos Gold, Inc.(a)............        117,100         706,252
Aurelian Resources, Inc.(a).....        167,900         928,661
Barrick Gold Corp. .............         41,986       1,910,363
Eldorado Gold Corp.(a)..........        183,800       1,566,365
Goldcorp, Inc. .................         93,500       4,316,895
Golden Star Resources Ltd.(a)...         83,600         224,639
Iamgold Corp. ..................        102,200         618,310
Kinross Gold Corp. .............        328,685       7,765,899
Peak Gold Ltd.(a)(t)............        160,000         122,389
Yamaha Gold, Inc. ..............        168,200       2,797,560
                                                 --------------
                                                     20,957,333
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.2%
Canadian Natural Resources
  Ltd. .........................         16,100       1,614,025
EnCana Corp. ...................            600          54,558
Imperial Oil Ltd. ..............            900          49,563
Petro-Canada....................         19,000       1,063,921
Talisman Energy, Inc. ..........         16,700         369,761
                                                 --------------
                                                      3,151,828
---------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.1%
Sino-Forest Corp.(a)............         51,600         903,772
---------------------------------------------------------------


ROAD & RAIL--0.3%
Canadian Pacific Railway Ltd. ..         66,900       4,433,437
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
Rogers Communications, Inc.
  Class B.......................         53,400       2,067,606
---------------------------------------------------------------

TOTAL COMMON STOCKS IN CANADA                        33,309,209
---------------------------------------------------------------


CHILE--0.1%
COMMERCIAL BANKS--0.0%
Banco Santander Chile SA(b).....         15,800         679,558
---------------------------------------------------------------


ELECTRIC UTILITIES--0.0%
Enersis SA(b)...................         20,000         311,600
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                            SHARES       VALUE
---------------------------------------------------------------
CHILE (CONCLUDED)


FOOD & STAPLES RETAILING--0.0%
Centros Comerciales
  Sudamericanos SA..............        171,600  $      518,340
---------------------------------------------------------------


MULTILINE RETAIL--0.1%
SACI Falabella..................        184,900         785,796
---------------------------------------------------------------

TOTAL COMMON STOCKS IN CHILE                          2,295,294
---------------------------------------------------------------


CHINA--0.9%
AUTOMOBILES--0.0%
Denway Motors Ltd. .............        494,000         190,836
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
China Communications Services
  Corp. Ltd. ...................         17,100          12,473
---------------------------------------------------------------


ELECTRICAL EQUIPMENT--0.0%
Shanghai Electric Group Corp. ..      1,329,400         652,062
---------------------------------------------------------------


FOOD PRODUCTS--0.2%
Chaoda Modern Agriculture
  Holdings Ltd. ................      2,215,725       2,803,174
---------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.0%
Huaneng Power International,
  Inc. .........................        134,000          92,981
---------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.2%
Beijing Enterprises Holdings
  Ltd. .........................      1,044,351       3,423,219
Tianjin Development Holdings
  Ltd. .........................        901,000         572,955
                                                 --------------
                                                      3,996,174
---------------------------------------------------------------


INSURANCE--0.1%
China Life Insurance Co.
  Ltd.(b).......................         11,933         622,664
Ping An Insurance Group Co. of
  China Ltd. ...................         80,900         602,944
                                                 --------------
                                                      1,225,608
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.2%
China Shenhua Energy Co. Ltd.
  Class H.......................        716,500       2,819,919
---------------------------------------------------------------


ROAD & RAIL--0.0%
Guangshen Railway Co. Ltd. .....        384,800         174,193
---------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.1%
Hainan Meilan International
  Airport Co., Ltd. ............        222,900         205,622
Jiangsu Express.................        144,000         118,019
Tianjin Port Development
  Holdings Ltd. ................      1,361,600         547,768
Xiamen International Port Co.
  Ltd. .........................      1,788,500         450,666
                                                 --------------
                                                      1,322,075
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
China Mobile Ltd. ..............        123,000       1,651,010
---------------------------------------------------------------

TOTAL COMMON STOCKS IN CHINA                         14,940,505
---------------------------------------------------------------


DENMARK--0.0%
COMMERCIAL BANKS--0.0%
Danske Bank A/S.................         19,822         570,769
---------------------------------------------------------------

TOTAL COMMON STOCKS IN DENMARK                          570,769
---------------------------------------------------------------


EGYPT--0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
Telecom Egypt...................        495,994       1,530,891
---------------------------------------------------------------

TOTAL COMMON STOCKS IN EGYPT                          1,530,891
---------------------------------------------------------------


FINLAND--0.1%
COMMUNICATIONS EQUIPMENT--0.0%
Nokia Oyj(b)....................          1,200          29,400
---------------------------------------------------------------


ELECTRIC UTILITIES--0.1%
Fortum Oyj......................         21,913       1,109,141
---------------------------------------------------------------

TOTAL COMMON STOCKS IN FINLAND                        1,138,541
---------------------------------------------------------------


FRANCE--0.7%
COMMERCIAL BANKS--0.0%
Societe Generale SA.............         10,252         888,840
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
France Telecom SA...............         69,000       2,023,571
---------------------------------------------------------------


ELECTRIC UTILITIES--0.1%
Electricite de France SA........         12,870       1,219,189
---------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--0.1%
Cie Generale d'Optique Essilor
  International SA..............         40,000       2,439,976
---------------------------------------------------------------


MACHINERY--0.1%
Vallourec SA....................          3,639       1,272,670
---------------------------------------------------------------


MULTI-UTILITIES--0.1%
Suez SA.........................         17,182       1,164,728
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.2%
Total SA........................         31,455       2,677,406
---------------------------------------------------------------


PHARMACEUTICALS--0.0%
Sanofi-Aventis(b)...............          1,400          46,522
---------------------------------------------------------------


SOFTWARE--0.0%
Inforgrames Entertainment
  SA(a).........................          4,512          72,350
---------------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                        11,805,252
---------------------------------------------------------------


GERMANY--0.8%
AIR FREIGHT & LOGISTICS--0.1%
Deutsche Post AG................         53,453       1,395,614
---------------------------------------------------------------


AUTOMOBILES--0.1%
Bayerische Motoren Werke AG.....          4,600         221,015
DaimlerChrysler AG..............         19,126       1,186,309
                                                 --------------
                                                      1,407,324
---------------------------------------------------------------


CHEMICALS--0.1%
Bayer AG........................         23,684       1,992,735
Bayer AG(b).....................            600          50,424
                                                 --------------
                                                      2,043,159
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
Deutsche Telekom AG.............         89,816       1,472,108
---------------------------------------------------------------


ELECTRIC UTILITIES--0.2%
E.ON AG.........................         12,916       2,603,151
---------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.1%
Siemens AG......................         19,365       2,146,811
---------------------------------------------------------------


INSURANCE--0.1%
Allianz AG Registered Shares....         10,630       1,869,856
---------------------------------------------------------------


MACHINERY--0.0%
MG Technologies AG..............          9,542         336,903
---------------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY                       13,274,926
---------------------------------------------------------------


HONG KONG--0.4%
ELECTRIC UTILITIES--0.0%
Cheung Kong Infrastructure
  Holdings Ltd. ................        204,600         866,932
---------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.1%
Hutchison Whampoa Ltd. .........        200,690       2,023,819
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                            SHARES       VALUE
---------------------------------------------------------------
HONG KONG (CONCLUDED)


REAL ESTATE INVESTMENT TRUSTS (REITS)--0.1%
The Link REIT...................        455,000  $    1,036,740
---------------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT--0.2%
Cheung Kong Holdings Ltd. ......         90,000       1,217,071
Sun Hung Kai Properties Ltd. ...         88,600       1,204,435
Wharf Holdings Ltd. ............        268,737       1,125,103
                                                 --------------
                                                      3,546,609
---------------------------------------------------------------

TOTAL COMMON STOCKS IN HONG KONG                      7,474,100
---------------------------------------------------------------


INDIA--0.6%
AUTOMOBILES--0.0%
Bajaj Auto Ltd. ................          7,500          78,504
---------------------------------------------------------------


BEVERAGES--0.0%
United Spirits Ltd. ............          4,551         132,199
---------------------------------------------------------------


COMMERCIAL BANKS--0.0%
State Bank of India Ltd. .......         25,950         672,232
---------------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.0%
Larsen & Toubro Ltd. ...........          9,100         463,055
---------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.0%
Bajaj Holdings and Investments
  Ltd. .........................          7,500          75,869
Reliance Capital Ltd. ..........          8,005         168,784
                                                 --------------
                                                        244,653
---------------------------------------------------------------


ELECTRIC UTILITIES--0.0%
Reliance Infrastructure Ltd. ...             97           1,768
---------------------------------------------------------------


ELECTRICAL EQUIPMENT--0.1%
Bharat Heavy Electricals Ltd. ..         30,600         983,044
---------------------------------------------------------------


IT SERVICES--0.0%
Infosys Technologies Ltd. ......          8,452         343,059
---------------------------------------------------------------


INSURANCE--0.0%
Bajaj Finserv Ltd. .............          7,500          93,757
---------------------------------------------------------------


MEDIA--0.1%
Wire and Wireless India
  Ltd.(a).......................        170,193          85,447
Zee News Ltd. ..................        153,888         164,649
Zee Telefilms Ltd. .............        164,187         764,131
                                                 --------------
                                                      1,014,227
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.2%
Hindustan Petroleum Corp. ......         13,500          55,466
Reliance Industries Ltd. .......         72,000       3,510,023
                                                 --------------
                                                      3,565,489
---------------------------------------------------------------


PHARMACEUTICALS--0.0%
Wockhardt Ltd. .................         10,100          43,233
---------------------------------------------------------------


ROAD & RAIL--0.0%
Container Corp. of India........         40,000         724,763
---------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.1%
Housing Development Finance
  Corp. ........................         21,000         961,404
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
Reliance Communication Ventures
  Ltd. .........................         75,000         774,867
---------------------------------------------------------------

TOTAL COMMON STOCKS IN INDIA                         10,096,254
---------------------------------------------------------------


INDONESIA--0.1%
OIL, GAS & CONSUMABLE FUELS--0.1%
Bumi Resources Tbk PT...........      2,483,436       2,216,355
---------------------------------------------------------------

TOTAL COMMON STOCKS IN INDONESIA                      2,216,355
---------------------------------------------------------------


ISRAEL--0.1%
PHARMACEUTICALS--0.1%
Teva Pharmaceutical Industries
  Ltd.(b).......................         13,481         617,430
---------------------------------------------------------------


SOFTWARE--0.0%
AFI Development Plc(a)(b).......         46,100         353,126
Ectel Ltd.(a)(b)................         12,832          23,996
                                                 --------------
                                                        377,122
---------------------------------------------------------------

TOTAL COMMON STOCKS IN ISRAEL                           994,552
---------------------------------------------------------------


ITALY--0.3%
COMMERCIAL BANKS--0.1%
Banca Intesa SpA................        171,524         975,224
Unicredit SpA...................        236,287       1,437,487
                                                 --------------
                                                      2,412,711
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
Telecom Italia SpA..............        509,238       1,018,527
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.1%
Eni SpA.........................         55,902       2,076,782
---------------------------------------------------------------

TOTAL COMMON STOCKS IN ITALY                          5,508,020
---------------------------------------------------------------


JAPAN--5.6%
AUTO COMPONENTS--0.1%
Toyota Industries Corp. ........         46,000       1,476,920
---------------------------------------------------------------


AUTOMOBILES--0.2%
Honda Motor Co., Ltd. ..........         16,600         566,503
Suzuki Motor Corp. .............         89,300       2,115,032
                                                 --------------
                                                      2,681,535
---------------------------------------------------------------


BEVERAGES--0.3%
Coca-Cola Central Japan Co.,
  Ltd. .........................             63         492,551
Coca-Cola West Holdings Co.,
  Ltd. .........................         81,095       1,892,562
Hokkaido Coca-Cola Bottling Co.,
  Ltd. .........................         15,000          86,234
Kirin Holdings Co., Ltd. .......        131,000       2,048,486
Mikuni Coca-Cola Bottling Co.,
  Ltd. .........................         57,100         569,778
                                                 --------------
                                                      5,089,611
---------------------------------------------------------------


BUILDING PRODUCTS--0.2%
Asahi Glass Co., Ltd. ..........        123,800       1,498,840
Daikin Industries Ltd. .........         23,300       1,178,114
                                                 --------------
                                                      2,676,954
---------------------------------------------------------------


CHEMICALS--0.4%
Mitsubishi Rayon Co., Ltd. .....        485,000       1,529,805
Shin-Etsu Chemical Co., Ltd. ...         51,000       3,164,808
Sumitomo Chemical Co., Ltd. ....        352,500       2,220,779
Ube Industries Ltd. ............         84,000         297,534
                                                 --------------
                                                      7,212,926
---------------------------------------------------------------


COMMERCIAL BANKS--0.2%
The Bank of Yokohama Ltd. ......         26,514         183,352
Fukuoka Financial Group, Inc. ..        191,330         864,915
Shinsei Bank Ltd. ..............         88,800         304,419
Sumitomo Mitsui Financial Group,
  Inc. .........................            365       2,744,876
                                                 --------------
                                                      4,097,562
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                            SHARES       VALUE
---------------------------------------------------------------
JAPAN (CONTINUED)


CONSTRUCTION & ENGINEERING--0.2%
JGC Corp. ......................        103,000  $    2,028,242
Kinden Corp. ...................         89,000         898,471
Okumura Corp. ..................        258,500       1,047,295
Toda Corp. .....................        100,900         368,823
                                                 --------------
                                                      4,342,831
---------------------------------------------------------------


CONSUMER FINANCE--0.0%
Credit Saison Co., Ltd. ........         33,600         704,816
---------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.1%
NCB Holdings Ltd.(a)............          2,150          79,550
RHJ International(a)............        161,000       2,007,603
RHJ International(a)(b)(d)......         40,600         511,383
                                                 --------------
                                                      2,598,536
---------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Hoya Corp. .....................         83,100       1,924,778
Murata Manufacturing Co.,
  Ltd. .........................         22,400       1,056,800
                                                 --------------
                                                      2,981,578
---------------------------------------------------------------


FOOD & STAPLES RETAILING--0.2%
Ministop Co., Ltd. .............         11,000         235,832
Seven & I Holdings Co. Ltd. ....        101,000       2,891,943
                                                 --------------
                                                      3,127,775
---------------------------------------------------------------


FOOD PRODUCTS--0.0%
Ajinomoto Co., Inc. ............         23,600         223,585
House Foods Corp. ..............         13,800         222,405
                                                 --------------
                                                        445,990
---------------------------------------------------------------


GAS UTILITIES--0.1%
Tokyo Gas Co., Ltd. ............        376,000       1,519,221
---------------------------------------------------------------


HOUSEHOLD DURABLES--0.3%
Matsushita Electric Industrial
  Co., Ltd. ....................        108,500       2,321,225
Rinnai Corp. ...................         10,500         402,032
Sekisui House Ltd. .............        208,000       1,944,650
Sony Corp.(b)...................          1,300          56,862
                                                 --------------
                                                      4,724,769
---------------------------------------------------------------


INSURANCE--1.1%
Aioi Insurance Co., Ltd. .......        577,000       3,080,427
Mitsui Sumitomo Insurance Group
  Holdings, Inc. ...............        139,100       4,807,524
Nipponkoa Insurance Co., Ltd. ..        342,200       2,971,970
Tokio Marine Holdings, Inc. ....        199,000       7,756,046
                                                 --------------
                                                     18,615,967
---------------------------------------------------------------


MACHINERY--0.1%
Kubota Corp. ...................        260,000       1,868,592
Tadano Ltd. ....................          7,500          80,758
                                                 --------------
                                                      1,949,350
---------------------------------------------------------------


MEDIA--0.1%
Toho Co., Ltd. .................         67,000       1,369,362
---------------------------------------------------------------


OFFICE ELECTRONICS--0.2%
Canon, Inc. ....................         58,450       3,008,767
---------------------------------------------------------------


PHARMACEUTICALS--0.6%
Astellas Pharma, Inc. ..........         98,400       4,184,478
Mitsubishi Tanabe Pharma
  Corp. ........................         54,000         705,862
Takeda Pharmaceutical Co.,
  Ltd. .........................        113,800       5,787,810
                                                 --------------
                                                     10,678,150
---------------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
Daiwa House Industry Co.,
  Ltd. .........................         87,000         818,995
Marco Polo Investment Holdings
  Ltd.(a).......................            263          73,500
NTT Urban Development Co. ......            560         734,149
                                                 --------------
                                                      1,626,644
---------------------------------------------------------------


ROAD & RAIL--0.2%
East Japan Railway Co. .........            363       2,956,748
---------------------------------------------------------------


SPECIALTY RETAIL--0.0%
Shimachu Co., Ltd. .............         15,000         365,687
---------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.0%
Asics Corp. ....................         23,600         257,939
---------------------------------------------------------------


TOBACCO--0.1%
Japan Tobacco, Inc. ............            225         959,593
---------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--0.3%
Mitsubishi Corp. ...............        166,000       5,469,820
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.3%
KDDI Corp. .....................            150         928,114
NTT DoCoMo, Inc. ...............          3,039       4,457,423
                                                 --------------
                                                      5,385,537
---------------------------------------------------------------

TOTAL COMMON STOCKS IN JAPAN                         96,324,588
---------------------------------------------------------------


KAZAKHSTAN--0.1%
OIL, GAS & CONSUMABLE FUELS--0.1%
KazMunaiGas Exploration
  Production(b).................         40,300       1,178,775
---------------------------------------------------------------

TOTAL COMMON STOCKS IN
KAZAKHSTAN                                            1,178,775
---------------------------------------------------------------


LUXEMBOURG--0.1%
METALS & MINING--0.1%
ArcelorMittal...................         20,753       2,040,804
---------------------------------------------------------------

TOTAL COMMON STOCKS IN
LUXEMBOURG                                            2,040,804
---------------------------------------------------------------


MALAYSIA--0.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
Telekom Malaysia Bhd............        270,000         263,280
---------------------------------------------------------------


ELECTRIC UTILITIES--0.1%
Tenaga Nasional Bhd.............        551,203       1,378,930
---------------------------------------------------------------


FOOD PRODUCTS--0.1%
IOI Corp. Bhd...................        994,518       2,271,910
---------------------------------------------------------------


TOBACCO--0.1%
British American Tobacco
  Malaysia Bhd..................         61,000         826,376
---------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.0%
PLUS Expressways Bhd............        207,100         164,476
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.0%
TM International Bhd(a).........        165,000         310,559
---------------------------------------------------------------

TOTAL COMMON STOCKS IN MALAYSIA                       5,215,531
---------------------------------------------------------------


MEXICO--0.2%
BEVERAGES--0.1%
Fomento Economico Mexicano, SA
  de CV(b)......................         30,700       1,397,157
---------------------------------------------------------------


HOUSEHOLD DURABLES--0.0%
Urbi, Desarrollos Urbanos, SA de
  CV(a).........................         24,500          84,691
---------------------------------------------------------------


MEDIA--0.0%
Megacable Holdings SAB de
  CV(a).........................          9,100          26,462
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                            SHARES       VALUE
---------------------------------------------------------------
MEXICO (CONCLUDED)


WIRELESS TELECOMMUNICATION SERVICES--0.1%
America Movil, SA de CV(b)......         34,100  $    1,798,775
---------------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                         3,307,085
---------------------------------------------------------------


NETHERLANDS--0.1%
CHEMICALS--0.1%
Akzo Nobel NV...................         20,748       1,419,866
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
Koninklijke KPN NV..............         33,500         572,745
---------------------------------------------------------------


FOOD PRODUCTS--0.0%
Unilever NV(b)..................         12,200         346,480
---------------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS                2,339,091
---------------------------------------------------------------


NEW ZEALAND--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
Telecom Corp. of New Zealand
  Ltd. .........................        101,156         274,880
---------------------------------------------------------------


ELECTRIC UTILITIES--0.0%
Contact Energy Ltd. ............         57,000         346,906
---------------------------------------------------------------

TOTAL COMMON STOCKS IN NEW ZEALAND                      621,786
---------------------------------------------------------------


NORWAY--0.1%
COMMERCIAL BANKS--0.1%
DnB NOR ASA.....................         77,573         985,499
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
Telenor ASA.....................         20,800         390,461
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.0%
Statoilhydro ASA................         25,638         956,548
---------------------------------------------------------------

TOTAL COMMON STOCKS IN NORWAY                         2,332,508
---------------------------------------------------------------


PERU--0.0%
METALS & MINING--0.0%
Southern Copper Corp. ..........            700          74,641
---------------------------------------------------------------

TOTAL COMMON STOCKS IN PERU                              74,641
---------------------------------------------------------------


PHILIPPINES--0.0%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.0%
First Gen Corp. ................         27,000          16,801
PNOC Energy Development Corp. ..        384,000          44,370
---------------------------------------------------------------

TOTAL COMMON STOCKS IN THE PHILIPPINES                   61,171
---------------------------------------------------------------


RUSSIA--0.6%
METALS & MINING--0.3%
Cherepovets MK Severstal(b).....         55,100       1,449,130
Kuzbassrazrezugol(a)............      1,939,475       1,706,738
Novolipetsk Steel(b)............         13,600         771,120
Polyus Gold Co. ZAO(b)..........         55,700       1,615,300
                                                 --------------
                                                      5,542,288
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.3%
OAO Gazprom(b)..................         82,800       4,813,048
---------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.0%
Novorossiysk Commercial Sea
  Port(b).......................         19,900         297,903
---------------------------------------------------------------

TOTAL COMMON STOCKS IN RUSSIA                        10,653,239
---------------------------------------------------------------


SINGAPORE--0.9%
COMMERCIAL BANKS--0.1%
Oversea-Chinese Banking Corp. ..        211,800       1,275,727
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Singapore Telecommunications
  Ltd. .........................      1,415,230       3,772,628
---------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.1%
Parkway Holdings Ltd. ..........        580,800         990,977
---------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.3%
Fraser and Neave Ltd. ..........        369,500       1,232,734
Keppel Corp. Ltd. ..............        489,500       4,015,109
                                                 --------------
                                                      5,247,843
---------------------------------------------------------------


MACHINERY--0.0%
SembCorp Marine Ltd. ...........        220,900         658,473
---------------------------------------------------------------


MEDIA--0.1%
Singapore Press Holdings Ltd. ..        219,000         684,749
---------------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--0.0%
Parkway Life REIT...............         19,800          16,425
---------------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
CapitaLand Ltd. ................        344,000       1,445,518
Keppel Land Ltd. ...............         99,329         362,790
                                                 --------------
                                                      1,808,308
---------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--0.0%
Noble Group Ltd. ...............        246,560         431,555
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.0%
MobileOne Ltd. .................        488,430         676,794
---------------------------------------------------------------

TOTAL COMMON STOCKS IN SINGAPORE                     15,563,479
---------------------------------------------------------------


SOUTH AFRICA--0.1%
METALS & MINING--0.1%
Anglo Platinum Ltd. ............          3,600         598,705
Gold Fields Ltd.(b).............         26,700         337,755
Impala Platinum Holdings Ltd. ..         14,100         554,122
Katanga Mining Ltd.(a)..........         23,500         300,289
                                                 --------------
                                                      1,790,871
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.0%
Sasol Ltd. .....................          7,300         429,713
---------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.0%
Mondi Ltd. .....................          6,051          36,845
---------------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH
AFRICA                                                2,257,429
---------------------------------------------------------------


SOUTH KOREA--1.2%
CHEMICALS--0.1%
Samsung Fine Chemicals Co.,
  Ltd. .........................         24,400       1,222,075
---------------------------------------------------------------


COMMERCIAL BANKS--0.1%
Daegu Bank......................         22,300         296,247
Hana Financial Group, Inc. .....          8,300         319,382
Kookmin Bank....................         11,700         687,637
Pusan Bank......................         20,800         278,183
                                                 --------------
                                                      1,581,449
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
KT Corp.(b).....................        112,600       2,400,632
---------------------------------------------------------------


ELECTRIC UTILITIES--0.1%
Korea Electric Power Corp. .....         29,400         862,773
---------------------------------------------------------------


ELECTRICAL EQUIPMENT--0.1%
LS Corp. .......................         15,200       1,329,670
---------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
Fine DNC Co., Ltd. .............         23,000          68,948
Interflex Co., Ltd. ............         20,500          83,225
                                                 --------------
                                                        152,173
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                            SHARES       VALUE
---------------------------------------------------------------
SOUTH KOREA (CONCLUDED)


FOOD PRODUCTS--0.1%
CJ Cheil Jedang Corp.(a)........          3,163  $      826,817
Nong Shim Co., Ltd. ............          1,100         235,087
                                                 --------------
                                                      1,061,904
---------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.0%
Paradise Co. Ltd. ..............        100,118         325,262
---------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.0%
CJ Corp. .......................          5,237         310,093
---------------------------------------------------------------


INSURANCE--0.1%
Dongbu Insurance Co., Ltd. .....         17,900         656,476
Korean Reinsurance Co. .........         70,404         809,568
Meritz Fire & Marine Insurance
  Co. Ltd. .....................         82,122         792,196
                                                 --------------
                                                      2,258,240
---------------------------------------------------------------


METALS & MINING--0.2%
POSCO...........................          3,187       1,659,657
POSCO(b)........................         15,200       1,972,656
                                                 --------------
                                                      3,632,313
---------------------------------------------------------------


MULTILINE RETAIL--0.0%
Lotte Shopping Co.(b)(d)........          9,400         139,959
---------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.0%
Samsung Electronics Co., Ltd. ..            800         477,951
---------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.0%
Cheil Industries, Inc. .........         11,053         511,506
---------------------------------------------------------------


TOBACCO--0.2%
KT&G Corp. .....................         34,500       2,969,982
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.0%
SK Telecom Co., Ltd. ...........          4,100         742,894
---------------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH
KOREA                                                19,978,876
---------------------------------------------------------------


SPAIN--0.1%
COMMERCIAL BANKS--0.1%
Banco Santander SA..............         93,836       1,711,957
---------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.0%
Iberdrola Renovables(a).........         59,700         459,941
---------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.0%
Cintra Concesiones de
  Infraestructuras de Transporte
  SA............................         24,806         276,754
---------------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                          2,448,652
---------------------------------------------------------------


SWITZERLAND--0.8%
CAPITAL MARKETS--0.1%
Credit Suisse Group AG..........         35,024       1,594,187
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
Swisscom AG.....................          3,574       1,190,370
---------------------------------------------------------------


FOOD PRODUCTS--0.3%
Nestle SA Registered Shares.....        105,010       4,732,241
---------------------------------------------------------------


INSURANCE--0.1%
Zurich Financial Services AG....          5,635       1,436,106
---------------------------------------------------------------


PHARMACEUTICALS--0.2%
Novartis AG Registered Shares...         51,190       2,817,098
Roche Holding AG................          9,742       1,751,342
                                                 --------------
                                                      4,568,440
---------------------------------------------------------------

TOTAL COMMON STOCKS IN
SWITZERLAND                                          13,521,344
---------------------------------------------------------------


TAIWAN--0.6%
COMMERCIAL BANKS--0.0%
Chinatrust Financial Holding
  Co. ..........................        452,320         436,318
---------------------------------------------------------------


CONSTRUCTION MATERIALS--0.1%
Taiwan Cement Corp. ............      1,122,989       1,514,683
---------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.0%
Fubon Financial Holding Co.
  Ltd. .........................        302,500         308,790
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Chunghwa Telecom Co., Ltd. .....        405,040       1,042,344
Chunghwa Telecom Co., Ltd.(b)...        102,575       2,602,328
                                                 --------------
                                                      3,644,672
---------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Delta Electronics, Inc. ........        457,288       1,270,384
HON HAI Precision Industry Co.,
  Ltd. .........................        172,000         845,826
                                                 --------------
                                                      2,116,210
---------------------------------------------------------------


INSURANCE--0.1%
Cathay Financial Holding Co.,
  Ltd. .........................        361,059         784,353
---------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.1%
Taiwan Semiconductor
  Manufacturing Co., Ltd. ......        176,000         373,975
Taiwan Semiconductor
  Manufacturing Co., Ltd.(b)....         59,000         643,690
                                                 --------------
                                                      1,017,665
---------------------------------------------------------------

TOTAL COMMON STOCKS IN TAIWAN                         9,822,691
---------------------------------------------------------------


THAILAND--0.3%
COMMERCIAL BANKS--0.1%
Siam Commercial Bank Pcl........        554,100       1,284,365
---------------------------------------------------------------


CONSTRUCTION MATERIALS--0.0%
Siam Cement Pcl Foreign Shares..         52,000         309,693
---------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
Hana Microelectronics Pcl.......        471,900         258,285
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.1%
PTT Exploration & Production
  Pcl...........................         75,000         432,930
PTT Public Company THB10........        158,300       1,429,837
                                                 --------------
                                                      1,862,767
---------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.1%
Airports of Thailand Pcl........        274,900         400,819
Bangkok Expressway Pcl Foreign
  Shares........................        256,600         125,096
                                                 --------------
                                                        525,915
---------------------------------------------------------------

TOTAL COMMON STOCKS IN THAILAND                       4,241,025
---------------------------------------------------------------


UNITED KINGDOM--1.9%
AEROSPACE & DEFENSE--0.1%
BAE Systems Plc.................        197,731       1,735,545
---------------------------------------------------------------


BEVERAGES--0.3%
Diageo Plc(b)...................         55,800       4,121,946
---------------------------------------------------------------


COMMERCIAL BANKS--0.1%
Barclays Plc....................         84,964         482,040
HSBC Holdings Plc...............         55,697         857,596
                                                 --------------
                                                      1,339,636
---------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.0%
Guinness Peat Group Plc.........        331,104         345,420
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                            SHARES       VALUE
---------------------------------------------------------------
UNITED KINGDOM (CONCLUDED)


FOOD PRODUCTS--0.2%
Cadbury Plc(b)..................         23,424  $    1,178,696
Premier Foods Plc...............         42,000          79,275
Unilever Plc....................         72,887       2,070,854
                                                 --------------
                                                      3,328,825
---------------------------------------------------------------


INSURANCE--0.1%
Prudential Plc..................        114,354       1,206,176
---------------------------------------------------------------


METALS & MINING--0.2%
Anglo American Plc..............         28,808       2,023,291
BHP Billiton Plc................         54,524       2,090,995
                                                 --------------
                                                      4,114,286
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.4%
BP Plc..........................        244,786       2,837,211
Royal Dutch Shell Plc(b)........         12,400       1,013,204
Royal Dutch Shell Plc Class B...         83,265       3,334,187
                                                 --------------
                                                      7,184,602
---------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.0%
Mondi Plc.......................         15,127          88,671
---------------------------------------------------------------


PHARMACEUTICALS--0.1%
GlaxoSmithKline Plc.............         72,764       1,608,503
---------------------------------------------------------------


TOBACCO--0.1%
British American Tobacco Plc....         48,567       1,675,261
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.3%
Vodafone Group Plc..............      1,191,247       3,509,782
Vodafone Group Plc(b)...........         43,280       1,275,029
                                                 --------------
                                                      4,784,811
---------------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM            31,533,682
---------------------------------------------------------------


UNITED STATES--24.5%
AEROSPACE & DEFENSE--0.4%
Boeing Co. .....................         49,300       3,239,996
General Dynamics Corp. .........          4,500         378,900
Goodrich Corp. .................            700          33,222
Honeywell International, Inc. ..            700          35,196
L-3 Communications Holdings,
  Inc. .........................            500          45,435
Lockheed Martin Corp. ..........            300          29,598
Northrop Grumman Corp. .........            400          26,760
Precision Castparts Corp. ......          6,200         597,494
Raytheon Co. ...................            500          28,140
Spirit Aerosystems Holdings,
  Inc. Class A(a)...............         61,000       1,169,980
United Technologies Corp. ......         12,300         758,910
                                                 --------------
                                                      6,343,631
---------------------------------------------------------------


AIR FREIGHT & LOGISTICS--0.0%
FedEx Corp. ....................          2,300         181,217
---------------------------------------------------------------


AUTO COMPONENTS--0.0%
Autoliv, Inc. ..................          1,200          55,944
Johnson Controls, Inc. .........          1,000          28,680
WABCO Holdings, Inc. ...........            200           9,292
                                                 --------------
                                                         93,916
---------------------------------------------------------------


AUTOMOBILES--0.1%
General Motors Corp. ...........         87,700       1,008,550
---------------------------------------------------------------


BEVERAGES--0.1%
The Coca-Cola Co. ..............         27,700       1,439,846
Coca-Cola Enterprises, Inc. ....          2,100          36,330
Constellation Brands, Inc. Class
  A(a)..........................         20,200         401,172
Dr. Pepper Snapple Group,
  Inc.(a).......................         20,468         429,419
PepsiAmericas, Inc. ............          8,500         168,130
Pepsi Bottling Group, Inc. .....          1,200          33,504
                                                 --------------
                                                      2,508,401
---------------------------------------------------------------


BIOTECHNOLOGY--0.0%
Amgen, Inc.(a)..................          1,700          80,172
Senomyx, Inc.(a)................         21,300         105,009
                                                 --------------
                                                        185,181
---------------------------------------------------------------


CAPITAL MARKETS--0.9%
The Bank of New York Mellon
  Corp. ........................        121,537       4,597,745
Lehman Brothers Holdings,
  Inc. .........................         57,000       1,129,170
Northern Trust Corp. ...........         58,600       4,018,202
State Street Corp. .............        100,600       6,437,394
                                                 --------------
                                                     16,182,511
---------------------------------------------------------------


CHEMICALS--0.2%
CF Industries Holdings, Inc. ...            600          91,680
Celanese Corp. Series A.........          1,200          54,792
The Dow Chemical Co. ...........         56,400       1,968,924
E.I. du Pont de Nemours & Co. ..         33,000       1,415,370
Lubrizol Corp. .................            700          32,431
Terra Industries, Inc. .........          1,300          64,155
                                                 --------------
                                                      3,627,352
---------------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--0.0%
Manpower, Inc. .................            300          17,472
Republic Services, Inc. Class
  A.............................          1,400          41,580
                                                 --------------
                                                         59,052
---------------------------------------------------------------


COMMUNICATIONS EQUIPMENT--1.1%
3Com Corp.(a)...................        360,000         763,200
Ciena Corp.(a)..................         70,300       1,628,851
Cisco Systems, Inc.(a)..........        273,600       6,363,936
Comverse Technology, Inc.(a)....        124,800       2,115,360
Corning, Inc. ..................        102,900       2,371,845
Extreme Networks, Inc.(a).......         44,800         127,232
JDS Uniphase Corp.(a)...........         13,862         157,472
Juniper Networks, Inc.(a).......          1,400          31,052
Motorola, Inc. .................         75,000         550,500
Polycom, Inc.(a)................         89,600       2,182,656
QUALCOMM, Inc. .................         48,400       2,147,508
Tellabs, Inc.(a)................         15,900          73,935
                                                 --------------
                                                     18,513,547
---------------------------------------------------------------


COMPUTERS & PERIPHERALS--0.9%
EMC Corp.(a)....................          2,200          32,318
Hewlett-Packard Co. ............        194,211       8,586,068
International Business Machines
  Corp. ........................         43,600       5,167,908
Lexmark International, Inc.
  Class A(a)....................         31,000       1,036,330
Seagate Technology..............          1,900          36,347
Sun Microsystems, Inc.(a).......         52,850         575,008
Western Digital Corp.(a)........          1,900          65,607
                                                 --------------
                                                     15,499,586
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                            SHARES       VALUE
---------------------------------------------------------------
UNITED STATES (CONTINUED)


CONSTRUCTION & ENGINEERING--0.2%
Foster Wheeler Ltd.(a)..........         40,320  $    2,949,408
KBR, Inc. ......................         15,731         549,169
                                                 --------------
                                                      3,498,577
---------------------------------------------------------------


CONSUMER FINANCE--0.0%
Discover Financial Services,
  Inc. .........................            150           1,975
---------------------------------------------------------------


CONTAINERS & PACKAGING--0.1%
Crown Holdings, Inc.(a).........         30,300         787,497
Owens-Illinois, Inc.(a).........          1,200          50,028
Smurfit-Stone Container
  Corp.(a)......................         27,900         113,553
                                                 --------------
                                                        951,078
---------------------------------------------------------------


DISTRIBUTORS--0.0%
Genuine Parts Co. ..............            800          31,744
---------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.1%
Bank of America Corp. ..........         20,800         496,496
JPMorgan Chase & Co. ...........         30,000       1,029,300
                                                 --------------
                                                      1,525,796
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
AT&T Inc. ......................        321,672      10,837,130
AboveNet, Inc.(a)(t)............            183          11,163
CenturyTel, Inc. ...............            600          21,354
Embarq Corp. ...................          4,920         232,568
FairPoint Communications,
  Inc. .........................          2,795          20,152
General Communication, Inc.
  Class A(a)....................         16,900         116,103
Qwest Communications
  International Inc. ...........        326,800       1,284,324
Verizon Communications, Inc. ...        164,100       5,809,140
Windstream Corp. ...............         23,678         292,187
                                                 --------------
                                                     18,624,121
---------------------------------------------------------------


ELECTRIC UTILITIES--0.3%
Duke Energy Corp. ..............          2,300          39,974
Exelon Corp. ...................          1,700         152,932
FPL Group, Inc. ................         29,900       1,960,842
FirstEnergy Corp. ..............            900          74,097
PPL Corp. ......................         30,300       1,583,781
RusHydro(a).....................     16,030,900       1,218,348
                                                 --------------
                                                      5,029,974
---------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Avnet, Inc.(a)..................          1,000          27,280
Mettler Toledo International,
  Inc.(a).......................          2,800         265,608
Tyco Electronics Ltd. ..........         16,578         593,824
                                                 --------------
                                                        886,712
---------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.0%
Complete Production Services,
  Inc.(a).......................         44,100       1,606,122
ENSCO International, Inc. ......          6,400         516,736
Global Industries Ltd.(a).......         45,800         821,194
Halliburton Co. ................         33,860       1,796,950
Key Energy Services, Inc.(a)....         28,500         553,470
Nabors Industries Ltd.(a).......         12,900         635,067
National Oilwell Varco,
  Inc.(a).......................         46,227       4,101,259
Noble Corp. ....................          7,700         500,192
Patterson-UTI Energy, Inc. .....          2,400          86,496
Schlumberger Ltd. ..............         29,500       3,169,185
Smith International, Inc. ......         10,200         848,028
Transocean, Inc. ...............         10,225       1,558,188
Weatherford International
  Ltd.(a).......................         24,400       1,209,996
                                                 --------------
                                                     17,402,883
---------------------------------------------------------------


FOOD & STAPLES RETAILING--0.1%
CVS Caremark Corp. .............         20,235         800,699
The Kroger Co. .................          1,300          37,531
SUPERVALU, Inc. ................          9,282         286,721
Wal-Mart Stores, Inc. ..........          8,800         494,560
                                                 --------------
                                                      1,619,511
---------------------------------------------------------------


FOOD PRODUCTS--0.3%
ConAgra Foods, Inc. ............         23,100         445,368
H.J. Heinz Co. .................         18,400         880,440
Hormel Foods Corp. .............          1,600          55,376
Kraft Foods, Inc. ..............        104,818       2,982,072
Sara Lee Corp. .................         17,600         215,600
                                                 --------------
                                                      4,578,856
---------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--0.4%
Baxter International, Inc. .....         10,600         677,764
Boston Scientific Corp.(a)......         40,200         494,058
Covidien Ltd. ..................         16,578         793,920
Hologic, Inc.(a)................         82,900       1,807,220
Medtronic, Inc. ................         44,700       2,313,225
                                                 --------------
                                                      6,086,187
---------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--1.3%
Aetna, Inc. ....................         79,600       3,226,188
AmerisourceBergen Corp. ........         27,700       1,107,723
Cigna Corp. ....................        145,900       5,163,401
Coventry Health Care, Inc.(a)...         25,900         787,878
DaVita, Inc.(a).................         14,300         759,759
Express Scripts, Inc.(a)........            800          50,176
HealthSouth Corp.(a)............         25,240         419,741
Humana, Inc.(a).................         66,200       2,632,774
McKesson Corp. .................         26,100       1,459,251
Medco Health Solutions,
  Inc.(a).......................         24,800       1,170,560
PharMerica Corp.(a).............            858          19,382
UnitedHealth Group, Inc. .......        133,050       3,492,563
WellPoint, Inc.(a)..............         54,000       2,573,640
                                                 --------------
                                                     22,863,036
---------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.4%
International Game Technology...         33,800         844,324
McDonald's Corp. ...............         31,300       1,759,686
Panera Bread Co. Class A(a).....        102,000       4,718,520
                                                 --------------
                                                      7,322,530
---------------------------------------------------------------


HOUSEHOLD DURABLES--0.0%
Mohawk Industries, Inc.(a)......            500          32,050
---------------------------------------------------------------


HOUSEHOLD PRODUCTS--0.4%
The Procter & Gamble Co. .......        124,500       7,570,845
---------------------------------------------------------------


IT SERVICES--0.0%
Accenture Ltd. Class A..........          1,000          40,720
Affiliated Computer Services,
  Inc. Class A(a)...............          1,300          69,537
Computer Sciences Corp.(a)......            800          37,472
Electronic Data Systems Corp. ..          1,400          34,496
Hewitt Associates, Inc. Class
  A(a)..........................          1,600          61,328
SAIC, Inc.(a)...................          4,000          83,240
                                                 --------------
                                                        326,793
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                            SHARES       VALUE
---------------------------------------------------------------
UNITED STATES (CONTINUED)


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.3%
The AES Corp.(a)................         34,900  $      670,429
Calpine Corp.(a)................          1,845          41,623
Constellation Energy Group,
  Inc. .........................         19,500       1,600,950
Dynegy, Inc. Class A(a).........         56,006         478,851
Mirant Corp.(a).................         28,200       1,104,030
NRG Energy, Inc.(a).............         20,700         888,030
                                                 --------------
                                                      4,783,913
---------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--1.0%
General Electric Co. ...........        585,900      15,637,671
Textron, Inc. ..................          1,200          57,516
Tyco International Ltd. ........         17,478         699,819
                                                 --------------
                                                     16,395,006
---------------------------------------------------------------


INSURANCE--1.7%
ACE Ltd. .......................         49,100       2,704,919
The Allstate Corp. .............         40,900       1,864,631
American International Group,
  Inc. .........................        356,100       9,422,406
Assurant, Inc. .................         24,186       1,595,309
Axis Capital Holdings Ltd. .....            900          26,829
CNA Financial Corp. ............            800          20,120
Chubb Corp. ....................         13,100         642,031
Darwin Professional
  Underwriters, Inc.(a).........          6,300         194,040
Endurance Specialty Holdings
  Ltd. .........................         42,000       1,293,180
Everest Re Group Ltd. ..........          5,000         398,550
Fidelity National Title Group,
  Inc. Class A..................        160,100       2,017,260
Genworth Financial, Inc. Class
  A.............................            800          14,248
Hartford Financial Services
  Group, Inc. ..................         16,600       1,071,862
IPC Holdings, Ltd. .............         23,400         621,270
Lincoln National Corp. .........            300          13,596
Loews Corp. ....................            700          32,830
Marsh & McLennan Cos., Inc. ....         15,000         398,250
Platinum Underwriters Holdings
  Ltd. .........................         18,000         586,980
Prudential Financial, Inc. .....          5,700         340,518
RenaissanceRe Holdings Ltd. ....         14,400         643,248
The Travelers Cos., Inc. .......         44,945       1,950,613
XL Capital Ltd. Class A.........        144,245       2,965,677
                                                 --------------
                                                     28,818,367
---------------------------------------------------------------


INTERNET & CATALOG RETAIL--0.0%
Expedia, Inc.(a)................          1,700          31,246
Liberty Media Holding
  Corp.--Interactive(a).........          1,984          29,284
                                                 --------------
                                                         60,530
---------------------------------------------------------------


INTERNET SOFTWARE & SERVICES--0.3%
Google, Inc. Class A(a).........         10,900       5,737,978
---------------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS--0.1%
Hasbro, Inc. ...................          1,300          46,436
Mattel, Inc. ...................         54,800         938,176
                                                 --------------
                                                        984,612
---------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--0.2%

Applera Corp.--Applied
  Biosystems Group(a)...........          5,600         187,488
Invitrogen Corp.(a).............          5,500         215,930
PerkinElmer, Inc. ..............          6,900         192,165
Thermo Fisher Scientific,
  Inc.(a).......................         18,600       1,036,578
Varian, Inc.(a).................          2,800         142,968
Waters Corp.(a).................         23,900       1,541,550
                                                 --------------
                                                      3,316,679
---------------------------------------------------------------


MACHINERY--0.0%
AGCO Corp.(a)...................            900          47,169
Cummins, Inc. ..................            700          45,864
Deere & Co. ....................            700          50,491
Dover Corp. ....................          1,600          77,392
Ingersoll-Rand Co. Class A......          1,700          63,631
Pall Corp. .....................          5,600         222,208
Parker Hannifin Corp. ..........            700          49,924
SPX Corp. ......................            500          65,865
                                                 --------------
                                                        622,544
---------------------------------------------------------------


MARINE--0.1%
American Commercial Lines,
  Inc.(a).......................        191,200       2,089,816
---------------------------------------------------------------


MEDIA--0.4%
Comcast Corp. Class A...........        272,118       5,162,078
DISH Network Corp.(a)...........          2,300          67,344
Discovery Holding Co.(a)........          3,090          67,856
Idearc, Inc. ...................          3,992           9,381
Liberty Media
  Corp.--Entertainment Class
  A(a)..........................             32             775
Liberty Media Holding
  Corp.--Capital(a).............              8             115
Time Warner, Inc. ..............         24,800         367,040
Viacom, Inc. Class B(a).........         10,779         329,191
Virgin Media, Inc. .............         49,697         676,376
                                                 --------------
                                                      6,680,156
---------------------------------------------------------------


METALS & MINING--0.8%
AK Steel Holding Corp. .........            900          62,100
Alcoa, Inc. ....................         34,200       1,218,204
Freeport-McMoRan Copper & Gold,
  Inc. Class B..................         13,800       1,617,222
Newmont Mining Corp. ...........        141,300       7,370,208
Reliance Steel & Aluminum Co. ..          1,000          77,090
United States Steel Corp. ......         21,700       4,009,726
                                                 --------------
                                                     14,354,550
---------------------------------------------------------------


MULTI-UTILITIES--0.0%
CMS Energy Corp. ...............         34,800         518,520
---------------------------------------------------------------


MULTILINE RETAIL--0.0%
Big Lots, Inc.(a)...............          1,400          43,736
Family Dollar Stores, Inc. .....          1,000          19,940
                                                 --------------
                                                         63,676
---------------------------------------------------------------


OFFICE ELECTRONICS--0.1%
Xerox Corp. ....................        177,900       2,412,324
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--3.8%
Alliance Resource Partners LP...         19,600       1,091,328
Anadarko Petroleum Corp. .......         16,900       1,264,796
Apache Corp. ...................         10,300       1,431,700
CNX Gas Corp.(a)................         38,100       1,601,724
Chevron Corp. ..................         64,812       6,424,814
Cimarex Energy Co. .............          1,200          83,604
ConocoPhillips..................         75,700       7,145,323
Consol Energy, Inc. ............         70,000       7,865,900
Devon Energy Corp. .............         29,800       3,580,768
El Paso Corp. ..................        291,500       6,337,210
Exxon Mobil Corp. ..............        171,450      15,109,889
Foundation Coal Holdings,
  Inc. .........................         43,800       3,879,804


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                            SHARES       VALUE
---------------------------------------------------------------
UNITED STATES (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONCLUDED)
Frontline Ltd...................          1,400  $       97,692
Hess Corp. .....................         13,000       1,640,470
Marathon Oil Corp. .............         51,700       2,681,679
Murphy Oil Corp. ...............         12,900       1,264,845
Noble Energy, Inc. .............            700          70,392
Occidental Petroleum Corp. .....         25,950       2,331,867
Stone Energy Corp.(a)...........          9,375         617,906
Sunoco, Inc. ...................            500          20,345
Valero Energy Corp. ............            700          28,826
                                                 --------------
                                                     64,570,882
---------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.1%
International Paper Co. ........         38,600         899,380
---------------------------------------------------------------


PERSONAL PRODUCTS--0.0%
Avon Products, Inc. ............         17,800         641,156
---------------------------------------------------------------


PHARMACEUTICALS--2.5%
Abbott Laboratories.............         57,400       3,040,478
Bristol-Myers Squibb Co. .......        470,100       9,651,153
Eli Lilly & Co. ................         36,700       1,694,072
Endo Pharmaceuticals Holdings,
  Inc.(a).......................          9,400         227,386
Forest Laboratories, Inc.(a)....         13,800         479,412
Johnson & Johnson...............        169,900      10,931,366
King Pharmaceuticals, Inc.(a)...         14,200         148,674
Merck & Co., Inc. ..............         95,200       3,588,088
Pfizer, Inc. ...................        354,400       6,191,368
Schering-Plough Corp. ..........         93,500       1,841,015
Valeant Pharmaceuticals
  International(a)..............         84,600       1,447,506
Wyeth...........................         56,100       2,690,556
                                                 --------------
                                                     41,931,074
---------------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--0.0%
Ventas, Inc. ...................         10,313         439,024
---------------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
The St. Joe Co. ................         43,900       1,506,648
---------------------------------------------------------------


ROAD & RAIL--1.6%
Burlington Northern Santa Fe
  Corp. ........................        133,700      13,355,293
CSX Corp. ......................          1,000          62,810
Norfolk Southern Corp. .........         37,600       2,356,392
Ryder System, Inc. .............          1,000          68,880
Union Pacific Corp. ............        145,500      10,985,250
                                                 --------------
                                                     26,828,625
---------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4%
Applied Materials, Inc. ........         38,800         740,692
Intel Corp. ....................        257,500       5,531,100
Intersil Corp. Class A..........          1,400          34,048
LSI Corp.(a)....................         11,231          68,958
Novellus Systems, Inc.(a).......          1,300          27,547
Texas Instruments, Inc. ........          9,500         267,520
                                                 --------------
                                                      6,669,865
---------------------------------------------------------------


SOFTWARE--1.1%
BMC Software, Inc.(a)...........            900          32,400
CA, Inc. .......................        142,452       3,289,217
Cadence Design Systems,
  Inc.(a).......................          1,600          16,160
Check Point Software
  Technologies Ltd.(a)..........          2,700          63,909
Microsoft Corp. ................        563,600      15,504,636
Novell, Inc.(a).................         27,100         159,619
Oracle Corp.(a).................          2,200          46,200
Symantec Corp.(a)...............          3,700          71,595
Synopsys, Inc.(a)...............          1,400          33,474
                                                 --------------
                                                     19,217,210
---------------------------------------------------------------


SPECIALTY RETAIL--0.0%
Circuit City Stores, Inc. ......         25,800          74,562
The Gap, Inc. ..................          4,200          70,014
Ross Stores, Inc. ..............          2,300          81,696
TJX Cos., Inc. .................          2,700          84,969
                                                 --------------
                                                        311,241
---------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.0%
Hanesbrands, Inc.(a)............          2,187          59,355
Unifi, Inc.(a)..................         77,100         194,292
                                                 --------------
                                                        253,647
---------------------------------------------------------------


TOBACCO--0.2%
Altria Group, Inc. .............         57,400       1,180,144
Lorillard, Inc.(a)..............            500          34,580
Philip Morris International,
  Inc. .........................         57,400       2,834,986
Reynolds American, Inc. ........            900          42,003
                                                 --------------
                                                      4,091,713
---------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.1%
Macquarie Infrastructure Co.
  LLC...........................         78,100       1,975,149
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
Sprint Nextel Corp. ............        171,200       1,626,400
---------------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED STATES            420,356,297
---------------------------------------------------------------

TOTAL COMMON STOCKS--46.4%                          795,699,410
---------------------------------------------------------------

---------------------------------------------------------------



PREFERRED STOCKS
---------------------------------------------------------------


UNITED STATES--0.3%
DIVERSIFIED FINANCIAL SERVICES--0.1%
Citigroup, Inc. Series T,
  6.50%(e)......................         42,500       1,848,750
---------------------------------------------------------------


INSURANCE--0.0%
IPC Holdings, Ltd., 7.25%(e)....          4,200         104,600
Metlife, Inc. Series B,
  6.375%(e).....................         22,500         589,725
                                                 --------------
                                                        694,325
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.1%
El Paso Corp., 4.99%(a)(d)(e)...            510         879,112
---------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.1%
Fannie Mae Series 2004-1,
  5.375%(e).....................             24       1,440,000
---------------------------------------------------------------

TOTAL PREFERRED STOCKS--0.3%                          4,862,187
---------------------------------------------------------------

---------------------------------------------------------------



EXCHANGE-TRADED FUNDS
---------------------------------------------------------------


SOUTH KOREA--0.2%
iShares MSCI South Korea Index
  Fund..........................         46,100       2,359,398
---------------------------------------------------------------

TOTAL EXCHANGE-TRADED FUNDS IN SOUTH KOREA            2,359,398
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


EXCHANGE-TRADED FUNDS                    SHARES       VALUE
---------------------------------------------------------------


UNITED STATES--3.4%
Consumer Staples Select Sector
  SPDR Fund.....................         76,800  $    2,054,400
Health Care Select Sector SPDR
  Fund..........................         77,100       2,357,718
iShares Dow Jones US Financial
  Sector Index Fund.............         11,900         807,891
iShares Dow Jones US Technology
  Sector Index Fund.............         25,200       1,366,596
iShares Dow Jones US
  Telecommunications Sector
  Index Fund....................         40,100         966,410
iShares FTSE/Xinhua China 25
  Index Fund....................          3,800         499,662
iShares MSCI Brazil (Free) Index
  Fund..........................         44,000       3,941,960
iShares Silver Trust(a).........         22,100       3,812,913
SPDR(R) Gold Trust(a)...........        265,100      24,230,140
Technology Select Sector SPDR
  Fund..........................        570,300      13,065,573
Telecom HOLDRs Trust............          8,900         268,958
Utilities Select Sector SPDR
  Fund..........................        120,700       4,912,490
Vanguard Telecommunication
  Services......................          1,300          81,276
---------------------------------------------------------------

TOTAL EXCHANGE-TRADED FUNDS IN THE UNITED
STATES                                               58,365,987
---------------------------------------------------------------

TOTAL EXCHANGE-TRADED
FUNDS--3.6%                                          60,725,385
---------------------------------------------------------------

---------------------------------------------------------------



MUTUAL FUNDS
---------------------------------------------------------------



VIETNAM--0.1%
Vietnam Enterprise Investments
  Ltd.-- R Shares(a)............        137,961         310,412
Vinaland Ltd.(a)................      1,165,500       1,421,910
---------------------------------------------------------------

TOTAL MUTUAL FUNDS--0.1%                              1,732,322
---------------------------------------------------------------

---------------------------------------------------------------



WARRANTS(F)
---------------------------------------------------------------


CANADA--0.0%
METALS & MINING--0.0%
Peak Gold Ltd. (expires
  4/03/12)......................         80,000          11,376
---------------------------------------------------------------

TOTAL WARRANTS IN CANADA                                 11,376
---------------------------------------------------------------


UNITED STATES--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
AboveNet, Inc. (expires
  9/08/08)......................            872          26,160
AboveNet, Inc. (expires
  9/08/10)......................          1,026          30,780
                                                 --------------
                                                         56,940
---------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.0%
Mandra Forestry Finance Ltd.
  (expires 5/15/13).............          1,250         162,500
---------------------------------------------------------------

TOTAL WARRANTS IN THE UNITED
STATES                                                  219,440
---------------------------------------------------------------

TOTAL WARRANTS--0.0%                                    230,816
---------------------------------------------------------------




UNITED KINGDOM--0.0%
COMMERCIAL BANKS--0.0%
Barclays Plc(g).................         18,206           3,445
---------------------------------------------------------------

TOTAL RIGHTS--0.0%                                        3,445
---------------------------------------------------------------

---------------------------------------------------------------

FIXED INCOME SECURITIES
---------------------------------------------------------------

                                            PAR
CORPORATE BONDS                           (000)
---------------------------------------------------------------


BRAZIL--0.0%
FOOD PRODUCTS--0.0%
Cosan Finance Ltd., 7%,
  2/01/17(d)....................    $       285         273,600
---------------------------------------------------------------


METALS & MINING--0.0%
Cia Vale do Rio Doce(h)(i)(k)...  BRL        10               0
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN BRAZIL                         273,600
---------------------------------------------------------------


CANADA--0.0%
WIRELESS TELECOMMUNICATION SERVICES--0.0%
Rogers Wireless Communications,
  Inc., 7.625%, 12/15/11........  CAD       325         338,727
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN CANADA                         338,727
---------------------------------------------------------------


CHILE--0.2%
ELECTRIC UTILITIES--0.2%
Empresa Electrica del Norte
  Grande SA, 7%, 11/05/17.......    $     2,760       2,787,533
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN CHILE                        2,787,533
---------------------------------------------------------------


CHINA--0.1%
AUTOMOBILES--0.0%
Brilliance China Finance Ltd.,
  0%, 6/07/11(e)(j).............          1,025       1,098,082
---------------------------------------------------------------


FOOD PRODUCTS--0.1%
Chaoda Modern Agriculture
  Holdings Ltd.:
  7.75%, 2/08/10...............             660         666,600
  0%, 5/08/11(e)(j)............   HKD     4,210         848,346
                                                 --------------
                                                      1,514,946
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN CHINA                        2,613,028
---------------------------------------------------------------


EUROPE--0.4%
COMMERCIAL BANKS--0.4%
European Investment Bank Series
  1158/0100, 3.625%, 10/15/11...  EUR       652         983,924
European Investment Bank(d)(j):
  0%, 9/12/08..................   BRL     5,181       3,057,865
  0%, 9/21/10..................           6,160       2,793,791
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN EUROPE                       6,835,580
---------------------------------------------------------------


GERMANY--0.6%
COMMERCIAL BANKS--0.6%
KfW--Kreditanstalt fuer
  Wiederaufbau:
  4.50%, 12/07/08...............  GBP       700       1,382,566
  4.25%, 7/04/14................  EUR     2,000       3,025,909
Kreditanstalt fuer Wiederaufbau,
  3.25%, 6/27/13(e).............          3,600       5,487,798
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN GERMANY                      9,896,273
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

                                            PAR
CORPORATE BONDS                           (000)       VALUE
---------------------------------------------------------------


HONG KONG--0.2%
HOTELS, RESTAURANTS & LEISURE--0.0%
FU JI Food and Catering Services
  Holdings Ltd., 0%,
  10/18/10(e)(j)................  CNY     3,000         356,163
---------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.1%
Hutchison Whampoa International
  03/33 Ltd., 5.45%, 11/24/10...    $       725         731,510
---------------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT--0.0%
Hongkong Land CB 2005 Ltd.,
  2.75%, 12/21/12(e)............            400         475,000
---------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--0.1%
Noble Group Ltd., 8.50%,
  5/30/13(d)....................          1,387       1,366,195
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN HONG
KONG                                                  2,928,868
---------------------------------------------------------------


INDIA--0.5%
AUTOMOBILES--0.1%
Tata Motors Ltd.:
  1%, 4/27/11(e)................            975         936,068
  0% 7/12/12(j).................            200         192,014
---------------------------------------------------------------


METALS & MINING--0.1%
Gujarat NRE Coke Ltd., 0%,
  4/12/11(e)(j).................            500       1,050,000
---------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.1%
Housing Development Finance
  Corp., 0%, 9/27/10(e)(j)......            800       1,189,000
---------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.0%
Punj Lloyd Ltd., 0%,
  4/08/11(e)(j).................            600         612,000
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.2%
Reliance Communications
  Ltd.(e)(j):
  0%, 5/10/11..................             575         659,812
  0%, 3/01/12..................           3,500       3,504,375
                                                 --------------
                                                      4,164,187
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN INDIA                        8,143,269
---------------------------------------------------------------


JAPAN--0.1%
COMMERCIAL BANKS--0.1%
The Bank of Kyoto Ltd. Series 1,
  1.90%, 9/30/09(e).............  JPY    80,000       1,315,113
The Mie Bank Ltd., 1%,
  10/31/11(e)...................         17,000         166,342
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN JAPAN                        1,481,455
---------------------------------------------------------------


KAZAKHSTAN--0.2%
OIL, GAS & CONSUMABLE FUELS--0.2%
KazMunaiGaz Finance Sub BV,
  9.125%, 7/02/18(d)............    $     4,200       4,253,256
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN
KAZAKHSTAN                                            4,253,256
---------------------------------------------------------------


LUXEMBOURG--0.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
VIP Finance Ireland Ltd. For
  OJSC Vimpel Communications,
  9.125%, 4/30/18(d)............          3,045       2,995,513
---------------------------------------------------------------


METALS & MINING--0.1%
Evraz Group SA:
  8.875%, 4/24/13(d)............            550         550,660
  8.25%, 11/10/15...............            300         295,125
  9.50%, 4/24/18(d).............          1,380       1,383,450
                                                 --------------
                                                      2,229,235
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN
LUXEMBOURG                                            5,224,748
---------------------------------------------------------------


MALAYSIA--0.6%
DIVERSIFIED FINANCIAL SERVICES--0.2%
Cherating Capital Ltd., 2%,
  7/05/12(e)....................    $     1,800       1,818,000
Feringghi Capital Ltd., 0%,
  12/22/09(e)(j)................            800         876,000
Johor Corp., 1%, 7/31/09(l).....  MYR     2,225         823,948
                                                 --------------
                                                      3,517,948
---------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Rafflesia Capital Ltd., 1.25%,
  10/04/11(e)(h)................    $     2,800       3,155,585
---------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.1%
Berjaya Land Bhd, 8%,
  8/15/11(e)....................  MYR     2,980         942,223
Resorts World Bhd, 0%,
  9/19/08(e)(j).................            580         240,856
                                                 --------------
                                                      1,183,079
---------------------------------------------------------------


MULTI-UTILITIES--0.1%
YTL Power Finance Cayman Ltd.,
  0%, 5/09/10(e)(j).............    $     1,500       1,762,350
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN
MALAYSIA                                              9,618,962
---------------------------------------------------------------


NETHERLANDS--0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.0%
ASM International NV(e):
4.25%, 12/06/11.................             70         104,599
4.25%, 12/06/11(d)..............            265         366,362
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN THE
NETHERLANDS                                             470,961
---------------------------------------------------------------


PHILIPPINES--0.1%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
First Gen Corp., 2.50%,
  2/11/13(e)....................          1,500       1,305,000
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN
PHILIPPINES                                           1,305,000
---------------------------------------------------------------


SINGAPORE--0.3%
COMMERCIAL BANKS--0.0%
Somerset Global, 0%,
  1/12/09(e)(j).................  SGD       250         244,846
---------------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
CapitaLand Ltd.(e):
  2.10%, 11/15/16..............           2,750       1,983,725
  2.95%, 6/20/22...............           4,250       2,399,770
Keppel Land Ltd., 2.50%,
  6/23/13(e)....................          1,000         738,697
                                                 --------------
                                                      5,122,192
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN
SINGAPORE                                             5,367,038
---------------------------------------------------------------


SOUTH KOREA--0.0%
WIRELESS TELECOMMUNICATION SERVICES--0.0%
LG Telecom Ltd.:
  8.25%, 7/15/09................    $        50          51,535
  8.25%, 7/15/09(d).............            900         926,338
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN SOUTH KOREA                    977,873
---------------------------------------------------------------


SWEDEN--0.1%
DIVERSIFIED FINANCIAL SERVICES--0.1%
Svensk Exportkredit AB, 10.50%,
  9/29/15(h)....................  TRY     1,397       1,082,039
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN SWEDEN                       1,082,039
---------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

                                            PAR
CORPORATE BONDS                           (000)       VALUE
---------------------------------------------------------------


TAIWAN--0.0%
INSURANCE--0.0%
Shin Kong Financial Holding Co.
  Ltd., 0%, 6/17/09(e)(j).......    $        40          39,005
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN TAIWAN                          39,005
---------------------------------------------------------------


UNITED ARAB EMIRATES--0.5%
OIL, GAS & CONSUMABLE FUELS--0.2%
Dana Gas Sukuk Ltd., 7.50%,
  10/31/12(e)...................          4,140       3,952,168
---------------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Aldar Funding Ltd., 5.767%,
  11/10/11(e)...................          1,900       4,066,000
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN THE
UNITED ARAB EMIRATES                                  8,018,168
---------------------------------------------------------------


UNITED STATES--0.9%
AIRLINES--0.0%
Northwest Airlines, Inc. Series
  1999-3-B, 9.485%,
  10/01/16(a)(m)................            356          52,546
---------------------------------------------------------------


AUTOMOBILES--0.0%
General Motors Corp., 8.25%,
  7/15/23.......................            522         304,065
---------------------------------------------------------------


BIOTECHNOLOGY--0.0%
Cell Genesys, Inc., 3.125%,
  11/01/11(e)...................            150         107,812
Nabi Biopharmaceuticals, 2.875%,
  4/15/25(e)....................            200         178,750
                                                 --------------
                                                        286,562
---------------------------------------------------------------


COMMERCIAL BANKS--0.1%
Preferred Term Securities XXIV,
  Ltd., 5.965%, 3/22/37(d)(e)...            400         242,000
Preferred Term Securities XXV,
  Ltd., 5.758%, 6/22/37(e)......            500         335,000
Preferred Term Securities XXVI,
  Ltd., 6.191%, 9/22/37(e)......            500         325,000
Preferred Term Securities XXVII,
  Ltd., 6.29%, 12/22/37(e)......            500         425,000
                                                 --------------
                                                      1,327,000
---------------------------------------------------------------


CONTAINERS & PACKAGING--0.0%
Crown Cork & Seal Co., Inc.,
  7.50%, 12/15/96...............            375         286,875
---------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.2%
General Electric Capital Corp.,
  0.963%, 1/15/10(h)............  JPY   300,000       2,792,047
Triad Acquisition Corp. Series
  B, 11.125%, 5/01/13...........    $       100          65,000
                                                 --------------
                                                      2,857,047
---------------------------------------------------------------


ELECTRICAL EQUIPMENT--0.1%
Suzlon Energy Ltd., 0%,
  10/11/12(e)(j)................          1,125       1,094,062
---------------------------------------------------------------


FOOD PRODUCTS--0.1%
IOI Capital Bhd Series IOI, 0%,
  12/18/11(e)(j)................          1,475       2,395,031
---------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.0%
Tenet Healthcare Corp., 9.25%,
  2/01/15.......................            600         588,000
---------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.0%
Uno Restaurant Corp., 10%,
  2/15/11(d)....................            220         103,400
---------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.0%
The AES Corp., 8.375%, 3/01/11..  GBP       213         417,897
Calpine Generating Co. LLC(m):
  9.07%, 4/01/09(i)............     $     1,220               0
  11.07%, 4/01/10..............             650          34,125
                                                 --------------
                                                        452,022
---------------------------------------------------------------


MARINE--0.0%
Horizon Lines, Inc., 4.25%,
  8/15/12(e)....................            100          77,625
---------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.3%
McMoRan Exploration Co.(e):
  5.25%, 10/06/11..............             560         950,600
  5.25%, 10/06/11(d)...........             325         551,687
Pemex Project Funding Master
  Trust, 5.50%, 2/24/25.........  EUR     2,030       2,731,426
                                                 --------------
                                                      4,233,713
---------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.1%
Mandra Forestry, 12%,
  5/15/13(d)(t).................    $     1,250       1,162,500
---------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.0%
Nextel Communications, Inc.,
  5.25%, 1/15/10(e).............            800         772,000
---------------------------------------------------------------

TOTAL CORPORATE BONDS IN THE UNITED STATES           15,992,448
---------------------------------------------------------------

TOTAL CORPORATE BONDS--5.1%                          87,647,831
---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------



ASSET-BACKED SECURITIES
---------------------------------------------------------------
Latitude CLO Ltd. Series 2005-1I
  Class SUB, 13%, 12/15/17......            300         166,074
---------------------------------------------------------------

TOTAL ASSET-BACKED
SECURITIES--0.0%                                        166,074
---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------



FOREIGN GOVERNMENT OBLIGATIONS
---------------------------------------------------------------
Australian Government Bond:
  8.75%, 8/15/08...............   AUD     1,315       1,263,115
  Series 121, 5.25%, 8/15/10...           2,625       2,439,026
  Series 217, 6%, 2/15/17......           1,564       1,454,127
  Series 909, 7.50%, 9/15/09...           1,315       1,268,778
Brazil Notas do Tesouro Nacional
  Series F:
  10%, 1/01/12.................   BRL       850         477,115
  10%, 1/01/17.................           8,296       4,228,042
Bundesrepublik Deutschland:
  4%, 7/04/16..................   EUR     8,250      12,435,400
  4.25%, 7/04/17...............           6,400       9,808,785
  Series 07, 4%, 1/04/18.......           2,300       3,452,933
Caisse d'Amortissement de la
  Dette Sociale:
  3.75%, 7/12/09...............             300         465,796
  3.25%, 4/25/13...............             900       1,312,463
  4%, 10/25/14.................           1,125       1,680,929
Canadian Government Bond:
  4%, 9/01/10..................   CAD     2,355       2,343,568
  4%, 6/01/16..................           1,295       1,298,683
Deutsche Bundesrepublik
  Inflation Linked Series I/L,
  1.50%, 4/15/16................  EUR       525         795,065
Iceland Rikisbref, 7.25%,
  5/17/13.......................  ISK    30,500         343,189


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

                                            PAR
FOREIGN GOVERNMENT OBLIGATIONS            (000)       VALUE
---------------------------------------------------------------
Japanese Government CPI Linked
  Bond:
  Series 5, 0.80%, 9/10/15.....   JPY   312,127       2,917,122
  Series 6, 0.80%, 12/10/15....     $   451,376       4,212,166
  Series 7, 0.80%, 3/10/16.....         986,649       9,175,647
Malaysia Government Bond:
  0%, 9/04/08(j)...............   MYR     2,200         669,166
  3.756%, 4/28/11..............           7,400       2,239,814
  Series 3/06, 3.869%,
  4/13/10......................           7,250       2,212,247
Netherlands Government Bond,
  3.75%, 7/15/14................  EUR     1,300       1,940,032
New Zealand Government Bond
  Series 216, 4.50%, 2/14/16....  NZD     1,175       1,202,152
Poland Government Bond, 3%,
  8/24/16.......................  PLN     6,000       2,857,746
Sweden Government Bond Series
  3101, 4%, 12/01/08............  SEK    19,125       3,925,381
Unedic, 3.50%, 9/18/08..........  EUR     2,750       4,316,245
United Kingdom Gilt:
  4.25%, 3/07/11...............   GBP     7,810      15,192,671
  4%, 9/07/16..................           4,650       8,574,691
  5%, 3/07/18..................           6,245      12,301,798
---------------------------------------------------------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS--6.8%          116,803,892
---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------



U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------



UNITED STATES--9.9%
Freddie Mac, 6.625%, 9/15/09....          3,600       3,756,442
U.S. Treasury Inflation Indexed
  Bonds:
  0.875%, 4/15/10..............          10,317      10,495,075
  2.375%, 4/15/11..............          26,728      28,320,830
  2%, 4/15/12..................           7,409       7,816,579
  1.875%, 7/15/15(n)...........          11,114      11,637,437
  2%, 1/15/16(n)...............          27,540      29,007,846
  2.50%, 7/15/16...............          17,977      19,642,325
  2.625%, 7/15/17..............           6,529       7,211,140
  2.375%, 1/15/27..............          10,437      10,942,134
U.S. Treasury Notes:
  4%, 6/15/09..................           7,400       7,512,732
  4.875%, 6/30/09..............           7,400       7,580,952
  4.625%, 7/31/09..............           4,183       4,281,694
  2.125%, 1/31/10..............           3,940       3,919,685
  4.875%, 5/31/11..............          12,500      13,191,400
  4.875%, 6/30/12..............           4,500       4,781,952
---------------------------------------------------------------

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS--9.9%                                   170,098,223
---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------



STRUCTURED NOTES
---------------------------------------------------------------


BRAZIL--0.6%
JPMorgan Chase & Co. (NTN--B
  Linked Notes)(o):
  6%, 8/15/10..................   BRL    13,286       7,862,771
  6%, 8/17/10..................           2,850       1,686,550
---------------------------------------------------------------

TOTAL STRUCTURED NOTES IN BRAZIL                      9,549,321
---------------------------------------------------------------


TAIWAN--0.1%
UBS AG (Total Return TWD Linked
  Notes), 12/01/10(o)...........    $     1,329       1,346,417
---------------------------------------------------------------

TOTAL STRUCTURED NOTES IN TAIWAN                      1,346,417
---------------------------------------------------------------


UNITED STATES--1.3%
Goldman Sachs & Co. (TOPIX(R)
  Index Linked Notes),
  2/24/09(o)....................    $     4,000       4,182,340
JPMorgan Chase & Co. (Bearish
  Buffered Return Enhanced Notes
  Linked Inversely to the S&P
  500), 5/04/09(p)..............          6,000       7,534,800
Morgan Stanley (Bear Market PLUS
  S&P 500 Linked Notes),
  5/07/09(o)....................          6,453       7,970,100
UBS AG (Gold Linked Notes),
  3/23/09(o)....................          2,500       3,203,500
---------------------------------------------------------------

TOTAL STRUCTURED NOTES IN THE UNITED STATES          22,890,740
---------------------------------------------------------------

TOTAL STRUCTURED NOTES--2.0%                         33,786,478
---------------------------------------------------------------

TOTAL FIXED INCOME
SECURITIES--23.8%                                   408,502,498
---------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$1,154,350,248)--74.2%                     1,271,756,063
---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------



SHORT-TERM SECURITIES
---------------------------------------------------------------


MALAYSIA--0.3%
FOREIGN COMMERCIAL PAPER--0.3%
Bank Negara Malaysia Monetary
  Notes(j):
  Series 1008, 0%, 8/28/08.....   MYR     8,328       2,534,480
  Series 3707, 0%, 9/23/08.....           6,600       2,003,817
---------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES IN MALAYSIA               4,538,297
---------------------------------------------------------------


UNITED STATES--26.6%
GOVERNMENT AGENCY NOTES--0.7%
Fannie Mae, 5.125%, 7/13/09.....    $     6,060       6,206,480
Freddie Mac, 4.25%, 7/15/09.....          6,100       6,205,303
---------------------------------------------------------------


TIME DEPOSITS--0.0%
Brown Brothers Harriman & Co.,
  1.42%, 6/30/08................            531         530,853
---------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS--25.8%
U.S. Treasury Bills:
  0.85%, 7/03/08...............          42,342      42,338,833
  0.75%, 7/10/08...............          52,300      52,281,960
  1.29%, 7/17/08...............          50,400      50,363,909
  1.17%, 7/24/08...............          54,500      54,447,475
  1.80%, 8/07/08...............          42,600      42,521,746
  1.88%, 8/14/08...............          42,400      42,305,663
  1.87%, 8/21/08...............          25,100      25,034,253
  1.94%, 8/28/08...............          25,000      24,923,593
  1.87%, 9/04/08...............          41,500      41,361,253
  1.98%, 9/11/08...............          37,000      36,857,390
  1.93%, 10/02/08..............          30,000      29,856,523
---------------------------------------------------------------
---------------------------------------------------------------


                                     BENEFICIAL
                                       INTEREST
                                          (000)
---------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Money Market Series,
  2.70%(q)(r)(s)................    $       700         700,000
---------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES IN THE UNITED
STATES                                              455,935,234
---------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$460,569,573)--26.9%                         460,473,531
---------------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

OPTIONS PURCHASED                     CONTRACTS       VALUE
---------------------------------------------------------------


CALL OPTIONS PURCHASED
Bristol-Myers Squibb Co.,
  expiring January 2009 at $35..    $       451           1,353
General Motors Corp.:
  expiring January 2010 at
  $50..........................             265           4,373
  expiring January 2010 at
  $60..........................             250           2,125
JPMorgan Euro Stoxx Index
  6/19/09:
  expiring June 2009 at $0.001,
  Broker Credit Suisse First
  Boston.......................           7,800          (4,029)
  expiring July 2009 at $0.001,
  Broker JPMorgan Chase........           7,748         (30,995)
Lockheed Martin Corp., expiring
  January 2009 at $115..........            294          77,910
Medtronic, Inc.:
  expiring January 2009 at
  $50..........................              67          31,490
  expiring January 2009 at
  $55..........................              73          16,607
  expiring January 2009 at
  $60..........................             221          19,890
Northrop Grumman Corp., expiring
  January 2009 at $80...........            349          54,968
Raytheon Co., expiring January
  2009 at $70...................            550          35,750
                                                 --------------
                                                        209,442
---------------------------------------------------------------


PUT OPTIONS PURCHASED
Bed Bath & Beyond, Inc.:
  expiring August 2008 at $25..             448          24,640
  expiring August 2009 at $25..               2             110
Carnival Corp., expiring July
  2008 at $40...................            450         319,500
Kohl's Corp., expiring July 2008
  at $40........................            896         154,560
Masco Corp., expiring July 2008
  at $20........................            457         205,650
Swiss Franc, expiring September
  2008 at $1.03, Broker Morgan
  Stanley Capital Services,
  Inc. .........................          3,000          79,170
Russell 2000 Index, expiring
  September 2008 at $670........            170         467,500
Williams-Sonoma, Inc., expiring
  August 2008 at $20............            437          71,013
                                                 --------------
                                                      1,322,143
---------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(COST--$3,152,263)--0.1%                              1,531,585
---------------------------------------------------------------

TOTAL INVESTMENTS BEFORE
INVESTMENTS
SOLD SHORT AND OPTIONS WRITTEN
(COST--$1,618,072,084*)--101.2%                   1,733,761,179
---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------


INVESTMENTS SOLD SHORT                   SHARES
---------------------------------------------------------------
Bed Bath & Beyond, Inc. ........       (142,400)     (4,001,440)
Best Buy Co., Inc. .............        (62,700)     (2,482,920)
Black & Decker, Corp. ..........        (12,900)       (741,879)
CBS Corp........................        (61,300)     (1,194,737)
Carnival Corp. .................        (68,400)     (2,254,464)
D R HORTON Inc..................       (116,700)     (1,266,195)
FORD Motor Co...................       (142,556)       (685,694)
iShares Russell 2000 Index
  Fund..........................       (747,559)    (51,603,998)
Kohl's Corp. ...................        (54,180)     (2,169,367)
Leggett & Platt, Inc. ..........        (68,800)     (1,153,776)
Masco Corp. ....................       (139,000)     (2,186,470)
STAPLES Inc.....................        (64,100)     (1,522,375)
Volkswagen AG...................         (2,800)       (808,546)
Wells Fargo & Co. ..............        (21,200)       (503,500)
Williams-Sonoma, Inc. ..........        (79,700)     (1,581,248)
---------------------------------------------------------------

TOTAL INVESTMENTS SOLD SHORT
(PROCEEDS--$80,383,148)--(4.3%)                     (74,156,609)
---------------------------------------------------------------


OPTIONS WRITTEN                       CONTRACTS
---------------------------------------------------------------


CALL OPTIONS WRITTEN
Aetna, Inc., expiring January
  2009 at $50...................            189         (28,350)
American Commercial Lines, Inc.,
  expiring January 2009 at $20..             36            (360)
Boeing Co.:
  expiring January 2009 at
  $75..........................             136         (42,160)
  expiring January 2009 at
  $85..........................              57          (6,413)
Burlington Northern Santa Fe
  Corp., expiring January 2009
  at $90........................            432        (684,720)
Cigna Corp.:
  expiring January 2009 at
  $40..........................             120         (27,000)
  expiring January 2009 at
  $43.38.......................             442         (59,670)
Circuit City Stores, Inc.,
  expiring January 2009 at $5...            258          (9,030)
Consol Energy, Inc., expiring
  January 2009 at $45...........            216      (1,474,200)
Corning, Inc.:
  expiring January 2009 at
  $25..........................             358         (63,545)
  expiring January 2009 at
  $30..........................             486         (27,945)
The Dow Chemical Co., expiring
  January 2009 at $35...........            361        (108,300)
E.I. du Pont de Nemours & Co.,
  expiring January 2009 at $45..            236         (61,360)
Foster Wheeler Ltd.:
  expiring August 2008 at
  $77.50.......................             165         (52,800)
  expiring January 2009 at
  $67.50.......................              46         (62,560)
Hewlett-Packard Co.:
  expiring January 2009 at
  $47.50.......................           1,095        (306,600)
  expiring January 2009 at
  $50..........................             619        (120,705)
Hologic, Inc., expiring January
  2009 at $25...................            101         (19,190)
Humana, Inc.:
  expiring January 2009 at
  $45..........................             312        (102,960)
  expiring January 2009 at
  $50..........................              89         (16,910)
International Game Technology,
  expiring January 2009 at $25..            338        (109,850)
Kraft Foods, Inc., expiring
  January 2009 at $30...........            364         (48,230)
Lehman Brothers Holdings, Inc.:
  expiring July 2008 at $28....              29            (638)
  expiring October 2008 at
  $32..........................             285         (18,525)
Lexmark International, Inc.
  Class A, expiring January 2009
  at $35........................            310        (111,600)
Mattel, Inc., expiring January
  2009 at $17...................            548         (97,270)
Norfolk Southern Corp., expiring
  January 2009 at $55...........            210        (237,300)
Panera Bread Co. Class A:
  expiring January 2009 at
  $40..........................             643        (562,625)
  expiring January 2009 at
  $55..........................              86         (20,855)
Polycom, Inc.:
  expiring January 2009 at
  $25..........................             210         (64,575)
  expiring January 2009 at
  $30..........................             603         (79,897)
The St. Joe Co.:
  expiring January 2009 at
  $35..........................             230         (77,050)
  expiring January 2009 at
  $40..........................             181         (26,245)
  expiring January 2009 at
  $45..........................              28          (1,540)


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

OPTIONS WRITTEN                       CONTRACTS       VALUE
---------------------------------------------------------------
CALL OPTIONS WRITTEN (CONTINUED)
State Street Corp.:
  expiring January 2009 at
  $70..........................     $        87         (46,545)
  expiring January 2009 at
  $75..........................             220         (78,100)
  expiring January 2009 at
  $80..........................              49         (11,148)
Unilever NV, expiring January
  2009 at $30...................            122         (19,520)
United States Steel Corp.,
  expiring January 2009 at
  $110..........................            103        (812,155)

UnitedHealth Group, Inc.:
  expiring January 2009 at
  $30..........................             371         (59,360)
  expiring January 2009 at
  $35..........................             646         (40,375)
Valeant Pharmaceuticals
  International:
  expiring January 2009 at
  $12.50.......................             531        (257,535)
  expiring January 2009 at
  $15..........................             315         (94,500)
WellPoint, Inc., expiring
  January 2009 at $55...........            406        (102,515)
Xerox Corp., expiring January
  2009 at $20...................            296          (2,960)
                                                 --------------
                                                     (6,255,691)
---------------------------------------------------------------


PUT OPTIONS WRITTEN
Russell 2000 Index, expiring
  September 2008 at $550........             84         (32,760)
---------------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS RECEIVED--$5,084,234)--(0.4%)              (6,288,451)
---------------------------------------------------------------

TOTAL INVESTMENTS, NET OF INVESTMENTS
SOLD SHORT AND OPTIONS WRITTEN--96.5%             1,653,316,119

OTHER ASSETS LESS
LIABILITIES--3.5%...............                     59,701,603
                                                 --------------

NET ASSETS--100.0%..............                 $1,713,017,722
                                                 ==============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008 as computed for federal income tax purposes, were as follows:

Aggregate cost..................    $1,625,544,380
                                    ==============
Gross unrealized appreciation...    $  179,069,415
Gross unrealized depreciation...       (70,852,616)
                                    --------------
Net unrealized appreciation.....    $  108,216,799
                                    ==============



(a)  Non-income producing security.

(b)  Depositary receipts.

(c)  Security, or a portion of security, is on loan.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

(e)  Convertible security.

(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g)  The rights may be exercised until July 17, 2008.

(h)  Variable rate security. Rate shown is as of report date.

(i)  Security is fair valued.

(j)  Represents a zero-coupon bond.

(k) Received through a bonus issue from Cia Vale do Rio Doce. As of June 30, 2008, the bond has not commenced trading and the coupon rate has not been determined. Security is perpetual in nature and has no stated maturity date.

(l)  Represents a step bond.

(m)  Issuer filed for bankruptcy or is in default of interest payments.

(n) All, or a portion of security, pledged as collateral in connection with open financial futures contracts.

(o) Security represents an index linked note. Value of the instrument is derived from the price fluctuations in the underlying index.

(p) Security represents an index linked note. Value of the instrument is inversely derived from the price fluctuations in the underlying index.

(q) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------
                                     NET
                                  ACTIVITY    INTEREST
AFFILIATE                           (000)      INCOME
------------------------------------------------------
BlackRock Liquidity Series,
  LLC Money Market Series.....    $(5,739)     $10,727

------------------------------------------------------


(r)  Security was purchased with the cash proceeds from securities loans.

(s)  Represents the current yield as of report date.

(t)  Issued with warrants.

   - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

   - Forward foreign currency contracts as of June 30, 2008 were as follows:

---------------------------------------------------------------------------
                                                               UNREALIZED
CURRENCY                   CURRENCY            SETTLEMENT     APPRECIATION
PURCHASED                  SOLD                   DATE       (DEPRECIATION)
---------------------------------------------------------------------------
JPY       7,155,045        $         66,953      7/01/08       $      433
BRL       3,343,140        $      2,011,626      7/02/08           72,738
CHF       1,307,173        EUR      807,645      7/02/08            8,142

CHF       6,562,028        GBP    3,223,000      7/02/08            5,049
CHF       9,507,564        GBP    4,665,831      7/02/08           15,074
CHF      12,899,793        $     12,340,580      7/02/08          287,511
GBP       5,257,000        $     10,478,542      7/02/08           (8,962)
JPY     205,541,115        NZD    2,528,181      7/02/08            9,661
NOK       9,824,290        $      1,894,478      7/02/08           34,065
SGD      10,002,935        $      7,319,578      7/02/08           33,397
$           943,004        AUD    1,003,836      7/02/08          (19,074)
$         2,066,856        BRL    3,343,140      7/02/08          (17,507)
$        12,409,053        GBP    6,360,192      7/02/08         (257,589)
$        10,259,955        GBP    5,257,000      7/02/08         (209,624)
AED       3,880,104        $      1,057,335      7/03/08             (952)
CHF       1,277,747        HUF  194,025,918      7/03/08          (45,882)
EUR         286,408        ISK   36,128,158      7/03/08           (6,050)
GBP         529,082        $      1,032,504      7/03/08           21,115
HKD       8,566,250        $      1,097,435      7/03/08            1,262


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)

--------------------------------------------------------------------------------

                                                               UNREALIZED
CURRENCY                   CURRENCY            SETTLEMENT     APPRECIATION
PURCHASED                  SOLD                   DATE       (DEPRECIATION)
---------------------------------------------------------------------------
JPY     652,732,382        $      6,040,323      7/03/08       $  107,762
JPY     343,779,900        $      3,180,909      7/03/08           57,153
JPY     231,408,100        $      2,140,685      7/03/08           38,947
JPY     275,019,100        $      2,544,824      7/03/08           45,580
JPY     805,900,725        $      7,460,628      7/03/08          130,149
KRW   5,019,575,000        $      4,870,064      7/03/08          (72,054)
MYR       4,195,360        $      1,285,343      7/03/08           (1,394)
NOK      16,841,236        $      3,241,754      7/03/08           63,932
SGD      10,127,326        $      7,399,933      7/03/08           44,910
$         3,534,399        CAD    3,598,124      7/03/08            5,952
$         6,152,049        JPY  652,732,382      7/03/08            3,964
$         1,292,869        MYR    4,195,360      7/03/08            8,920
$         2,184,272        TRY    2,774,026      7/03/08          (79,916)
$           499,842        TRY      631,750      7/03/08          (15,799)
$           768,504        ZAR    6,223,040      7/03/08          (25,632)
JPY   1,608,841,900        $     14,931,109      7/10/08          228,503
JPY   1,234,908,594        $     11,507,754      7/10/08          128,402
JPY     262,925,000        $      2,441,045      7/10/08           36,414
JPY   2,264,285,700        $     21,090,197      7/10/08          245,456
SEK      29,739,130        $      4,923,697      7/10/08           11,722
$        11,314,537        GBP    5,760,922      7/10/08         (151,636)
$         9,317,280        GBP    4,736,193      7/10/08         (109,337)
$           502,659        GBP      255,676      7/10/08           (6,222)
$         9,324,346        GBP    4,737,957      7/10/08         (105,782)
CHF      11,897,598        $     11,439,998      7/11/08          208,579
CHF       7,342,474        GBP    3,589,574      7/11/08           44,938
CHF       8,642,434        GBP    4,222,000      7/11/08           59,056
CHF       8,871,975        $      8,538,956      7/11/08          147,325
EUR       6,411,249        $      9,987,892      7/11/08          101,160
EUR      11,952,300        $     18,621,683      7/11/08          187,035
EUR       4,178,042        $      6,509,390      7/11/08           65,380
EUR       4,431,884        $      6,902,970      7/11/08           71,258
EUR       5,248,923        $      8,269,202      7/11/08           (9,242)
JPY     235,360,141        EUR    1,400,953      7/11/08           13,252
JPY     536,659,790        $      4,982,229      7/11/08           74,857
TWD      21,365,000        $        703,606      7/11/08              886
$         2,156,803        MXN   22,261,870      7/11/08            1,565
CHF       1,295,018        EUR      807,645      7/17/08           (2,501)
CHF       6,526,575        GBP    3,223,000      7/17/08          (20,591)
CHF       9,454,210        GBP    4,665,831      7/17/08          (24,030)
CHF      17,891,913        $     17,592,835      7/17/08          (74,064)
JPY     203,708,184        NZD    2,528,191      7/17/08             (759)
NOK      19,997,690        $      3,924,810      7/17/08           (5,571)
SGD      15,986,935        $     11,771,545      7/17/08          (10,994)
$         1,262,284        AUD    1,315,784      7/17/08            3,977
$        12,658,595        GBP    6,360,192      7/17/08            7,176
$        11,464,982        GBP    5,758,404      7/17/08           10,614
HKD      20,265,500        $      2,600,208      7/18/08             (104)
JPY   1,511,170,382        $     14,255,652      7/18/08           (9,406)
TWD     129,387,000        $      4,300,000      7/21/08          (30,516)
KRW   5,019,575,000        $      4,790,814      7/25/08            2,466
IDR  29,666,900,000        $      3,225,234      7/31/08          (25,312)
AED       1,907,892        $        536,000     11/24/08          (14,426)

---------------------------------------------------------------------------

TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY
CONTRACTS                                                      $1,284,809
                                                               ==========



   - Swaps outstanding as of June 30, 2008 were as follows:

--------------------------------------------------------
                                NOTIONAL    UNREALIZED
                                 AMOUNT    APPRECIATION
                                 (000)    (DEPRECIATION)
--------------------------------------------------------
Bought credit default
  protection on United
  Mexican States and pay
  1.12%
  Broker, Credit Suisse First
  Boston
  Expires May 2010...........    $   380     $  (3,717)

Receive a fixed rate of
  2.675% and pay a floating
  rate based on 3-month LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires May 2010...........    $12,490      (182,782)


Receive a fixed rate of
  4.855% and pay a floating
  rate based on 6-month LIBOR
  plus 24.2%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires May 2010...........  GBP 7,800      (341,676)

Receive a fixed rate of 3.62%
  and pay a floating rate
  based on 6-month EURO
  EURIBOR--Telerate
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires May 2010...........  EUR 9,945      (453,610)

Receive a fixed rate of 4.65%
  and pay a floating rate
  based on 6-month British
  Pound Sterling LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires May 2010...........  GBP 7,835      (402,021)

Bought credit default
  protection on
  DaimlerChrysler NA Holding
  Corp. and pay 0.53%
  Broker, JPMorgan Chase
  Expires June 2011..........  EUR   245         2,647

Bought credit default
  protection on Carnival
  Corp. and pay 0.25%
  Broker, JPMorgan Chase
  Expires September 2011.....    $   475        13,510

Bought credit default
  protection on Whirlpool
  Corp. and pay 0.48%
  Broker, JPMorgan Chase
  Expires September 2011.....    $   150         1,873

Bought credit default
  protection on McDonald's
  Corp. and pay 0.16%
  Broker, JPMorgan Chase
  Expires September 2011.....    $   150           345

Bought credit default
  protection on JC Penney
  Corp., Inc. and pay 0.53%
  Broker, JPMorgan Chase
  Expires September 2011.....    $   150         4,799

Sold credit default
  protection on General
  Motors Corp. and receive
  7.15%
  Broker, Deutsche Bank AG
  London
  Expires September 2012.....    $   283       (73,250)

Sold credit default
  protection on General
  Motors Corp. and receive
  6.95%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires September 2012.....    $   283       (74,593)

Bought credit default
  protection on Dow Jones CDX
  North America High Yield
  Index Series 9-V2 and pay
  3.75%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires December 2012......    $ 1,145       (37,368)


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (continued)

--------------------------------------------------------------------------------

                                NOTIONAL    UNREALIZED
                                 AMOUNT    APPRECIATION
                                 (000)    (DEPRECIATION)
--------------------------------------------------------

Bought credit default
  protection on Dow Jones CDX
  North America Investment
  Grade Series 10 and pay
  1.55%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires June 2013..........    $ 1,024     $  17,299

Bought credit default
  protection on Dow Jones CDX
  North America Investment
  Grade High Yield Series 10
  Index and pay 5%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires June 2013..........    $ 1,259        36,293

Pay a fixed rate of 4.255%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires May 2018...........    $ 2,910        96,423

Pay a fixed rate of 4.3% and
  receive a floating rate
  based on 6-month EURO
  EURIBOR--Telerate
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires May 2018...........  EUR 2,303       203,647

Pay a fixed rate of 5.0975%
  and receive a floating rate
  based on 6-month LIBOR plus
  24.2%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires May 2018...........  GBP 1,860       148,460

Pay a fixed rate of 4.91% and
  receive a floating rate
  based on 6-month British
  Pound Sterling LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires May 2018...........  GBP 1,873       201,025

Bought credit default
  protection on CMBX.NA.AAA
  Index Series 4 and pay
  2.05%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires February 2051......    $   578       (35,139)

Bought credit default
  protection on CMBX North
  America Series 4.AAA and
  pay 0.35%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires February 2051......    $ 1,145       (73,313)

--------------------------------------------------------

TOTAL                                        $(951,148)
                                             =========



   - Financial futures contracts purchased as of June 30, 2008 were as follows:

-----------------------------------------------------------------------------------------
                                                                             UNREALIZED
                                              EXPIRATION        FACE        APPRECIATION
CONTRACTS         ISSUE          EXCHANGE        DATE          VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------
   256         2-Year U.S.       Chicago       September
              Treasury Bond                      2008       $53,950,578      $   117,422
    19          Dax Index         Eurex        September
                 25 Euro       Deutschland       2008       $ 5,150,453         (304,277)
   458           DJ Euro          Eurex        September
                Stoxx 50       Deutschland       2008       $25,393,255       (1,020,046)

     1         EuroDollar        Chicago       September
                 Future                          2008       $   237,902            4,773
    94          FTSE 100          LIFFE        September
                  Index                          2008       $10,729,779         (154,896)
    18          Hang Seng       Hong Kong        July
              Index Future                       2008       $ 2,629,564          (76,356)
    31       MSCI Singapore     Singapore        July
              IX ETS Future                      2008       $ 1,650,682          (17,916)
    15           S&P 200         Chicago       September
                  Index                          2008       $ 1,933,726          (66,869)
   181           S&P 500         Chicago       September
                  Index                          2008       $60,153,911       (2,184,136)
   250          S&P EMINI        Chicago       September
                  Index                          2008       $16,833,915      $  (820,165)
    22           S&P TSE         Montreal      September
                60 Index                         2008       $ 3,911,956         (174,308)
    60         Taiwan MSCI      Singapore        July
               Simex Index                       2008       $ 1,764,841          (39,841)
    92            TOPIX           Tokyo        September
              Index Future                       2008       $12,142,261         (718,614)



TOTAL UNREALIZED DEPRECIATION                                                $(5,455,229)
                                                                             ===========



   - Financial futures contracts sold as of June 30, 2008 were as follows:

-------------------------------------------------------------------------------------
                                            EXPIRATION        FACE        UNREALIZED
CONTRACTS         ISSUE         EXCHANGE       DATE          VALUE       DEPRECIATION
-------------------------------------------------------------------------------------
     1          EuroDollar       Chicago     September
                  Future                       2009       $   237,549      $  (2,989)
    11        Japan 10-Year       Tokyo      September
             Government Bond                   2008       $13,869,658       (161,985)
   152         10-Year U.S.      Chicago     September
              Treasury Bond                    2008       $17,154,552       (161,574)



TOTAL UNREALIZED DEPRECIATION                                              $(326,548)
                                                                           =========



-   Currency Abbreviations:

AED  United Arab Emirates Dirhams
AUD  Australian Dollar
BRL  Brazilian Real
CAD  Canadian Dollar
CHF  Swiss Franc
CNY  Chinese Yuen
EUR  Euro
GBP  British Pound
HKD  Hong Kong Dollar
HUF  Hungarian Forint
IDR  Indonesian Rupiah
ISK  Icelandic Crona
JPY  Japanese Yen
KRW  South Korean Won
MXN  Mexican New Peso
MYR  Malaysian Ringgit
NOK  Norwegian Krone
NZD  New Zealand Dollar
PLN  Polish Zloty
SEK  Swedish Krona
SGD  Singapore Dollar
TRY  Turkish Lira
TWD  New Taiwan Dollar
ZAR  South African Rand


- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

- Level 1--price quotations in active markets/exchanges for identical securities


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments June 30, 2008 (concluded)

--------------------------------------------------------------------------------

- Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

- Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

-------------------------------------------------------------------
VALUATION           INVESTMENTS IN    INVESTMENTS   OTHER FINANCIAL
INPUTS                SECURITIES      SOLD SHORT      INSTRUMENTS*
-------------------------------------------------------------------
Level 1..........   $  577,399,979   $(73,348,063)    $ (9,466,608)
Level 2..........    1,154,829,615       (808,546)        (738,374)
Level 3..........               --             --               --

-------------------------------------------------------------------

TOTAL               $1,732,229,594   $(74,156,609)    $(10,204,982)
                    ==============   ============     ============



* Other financial instruments are swaps, futures, foreign currency contracts and options.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $636,000) (cost--$1,617,372,084).................................    $1,733,061,179
Investments at value--affiliated (cost--$700,000)..................           700,000
Unrealized appreciation on swaps...................................           726,321
Unrealized appreciation on forward foreign currency contracts......         2,645,737
Swap premiums......................................................           425,485
Foreign currency at value (cost--$2,881,326).......................         2,882,775
Investments sold receivable........................................        82,424,631
Capital shares sold receivable.....................................        19,171,500
Interest receivable................................................         4,917,165
Dividends receivable...............................................         1,961,565
Margin variation receivable........................................           267,799
Investments sold receivable affiliates.............................           125,267
Options written receivable.........................................           108,051
Swaps receivable...................................................            14,358
Other assets.......................................................               660
Securities lending income receivable...............................               299
Prepaid expenses...................................................            34,168
                                                                       --------------
Total assets.......................................................     1,849,466,960
                                                                       --------------

-------------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned.............................           700,000
Cash collateral....................................................         5,961,247
Investments sold short at value (proceeds-- $80,383,148)...........        74,156,609
Options written at value (premiums received $5,084,234)............         6,288,451
Unrealized depreciation on swaps...................................         1,677,469
Unrealized depreciation on forward foreign currency contracts......         1,360,928
Investments purchased payable......................................        44,149,962
Investment advisory fees payable...................................           849,886
Capital shares redeemed payable....................................           654,704
Distribution fees payable..........................................           170,675
Swaps payable......................................................            94,762
Dividends on short sales payable...................................            33,751
Swap premiums......................................................            22,887
Other affiliates payable...........................................            10,333
Officer's and Directors' fees payable..............................               675
Other accrued expenses payable.....................................           316,899
                                                                       --------------
Total liabilities..................................................       136,449,238
                                                                       --------------
-------------------------------------------------------------------------------------

Net assets.........................................................    $1,713,017,722
                                                                       ==============
-------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 200,000,000 shares authorized.....    $    4,771,609
Class II Shares, $0.10 par value, 200,000,000 shares authorized....            13,853
Class III Shares, $0.10 par value, 200,000,000 shares authorized...         6,750,255
Paid-in capital in excess of par...................................     1,544,579,286
Undistributed net investment income................................         4,881,184
Accumulated net realized gain......................................        36,509,574
Net unrealized appreciation/depreciation...........................       115,511,961
                                                                       --------------
Net assets.........................................................    $1,713,017,722
                                                                       ==============
-------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $750,212,473 and 47,716,088 shares
  outstanding......................................................    $        15.72
                                                                       ==============
Class II--Based on net assets of $2,176,632 and 138,531 shares
  outstanding......................................................    $        15.71
                                                                       ==============
Class III--Based on net assets of $960,628,617 and 67,502,546
  shares outstanding...............................................    $        14.23
                                                                       ==============
-------------------------------------------------------------------------------------






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $489,017 foreign withholding tax)................          $  9,107,723
Interest (net of $20,855 foreign withholding tax)..................             7,762,584
Securities lending.................................................                10,727
                                                                             ------------
Total income.......................................................            16,881,034
                                                                             ------------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory................................................          $  4,033,716
Distribution--Class II.............................................                 1,533
Distribution--Class III............................................               608,656
Dividends on short sales...........................................               338,870
Accounting services................................................               215,195
Custodian..........................................................               197,991
Printing...........................................................                81,758
Professional.......................................................                39,060
Officer and Directors..............................................                21,947
Transfer agent--Class I............................................                 1,412
Transfer agent--Class II...........................................                     4
Transfer agent--Class III..........................................                   905
Miscellaneous......................................................                35,542
                                                                             ------------
Total expenses.....................................................             5,576,589
                                                                             ------------
Net investment income..............................................            11,304,445
                                                                             ------------
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments......................................................            20,068,777
  Short sales......................................................             2,100,199
  Futures and swaps................................................            (7,214,775)
  Options written..................................................             2,291,299
  Foreign currency.................................................             8,643,177
                                                                             ------------
                                                                               25,888,677
                                                                             ------------
Net change in unrealized appreciation/depreciation on:
  Investments, including $49,415 in deferred foreign capital gain
     credit........................................................           (74,761,605)
  Short sales......................................................             5,081,706
  Futures and swaps................................................            (6,563,485)
  Options written..................................................             2,993,535
  Foreign currency.................................................             1,599,469
                                                                             ------------
                                                                              (71,650,380)
                                                                             ------------
Total realized and unrealized loss.................................           (45,761,703)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............          $(34,457,258)
                                                                             ============
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2008         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)      DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income.................................    $   11,304,445       $   17,933,738
Net realized gain.....................................        25,888,677           67,533,371
Net change in unrealized appreciation/depreciation....       (71,650,380)          57,316,999
                                                          --------------       --------------
Net increase (decrease) in net assets resulting from
  operations..........................................       (34,457,258)         142,784,108
                                                          --------------       --------------

----------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.............................................                --          (20,481,532)
  Class II............................................                --              (38,840)
  Class III...........................................                --           (9,324,350)
Net realized gain:
  Class I.............................................                --          (34,897,960)
  Class II............................................                --              (70,345)
  Class III...........................................                --          (16,639,658)
                                                          --------------       --------------
Decrease in net assets resulting from dividends
  and distributions to shareholders...................                --          (81,452,685)
                                                          --------------       --------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions........................................       656,803,776          238,433,245
                                                          --------------       --------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total increase in net assets..........................       622,346,518          299,764,668
Beginning of period...................................     1,090,671,204          790,906,536
                                                          --------------       --------------
End of period.........................................    $1,713,017,722       $1,090,671,204
                                                          ==============       ==============

End of period undistributed (distributions in excess
  of) net investment income...........................    $    4,881,184       $   (6,423,261)
                                                          ==============       ==============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                  ----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31
                                    JUNE 30, 2008     --------------------------------------------------------
                                     (UNAUDITED)        2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................       $  16.03        $  14.78    $  13.54    $  12.56    $  11.29    $   8.62
                                      --------        --------    --------    --------    --------    --------
Net investment income(1).......           0.15            0.32        0.32        0.27        0.23        0.21
Net realized and unrealized
  gain (loss)..................         (0.46)            2.19        1.92        1.03        1.41        2.77
                                      --------        --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations........         (0.31)            2.51        2.24        1.30        1.64        2.98
                                      --------        --------    --------    --------    --------    --------

Dividends and distributions
  from:
  Net investment income........             --          (0.47)      (0.41)      (0.32)      (0.37)      (0.31)
  Net realized gain............             --          (0.79)      (0.59)          --          --          --
                                      --------        --------    --------    --------    --------    --------
Total dividends and
  distributions................             --          (1.26)      (1.00)      (0.32)      (0.37)      (0.31)
                                      --------        --------    --------    --------    --------    --------
Net asset value, end of
  period.......................       $  15.72        $  16.03    $  14.78    $  13.54    $  12.56    $  11.29
                                      ========        ========    ========    ========    ========    ========

--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN(2):
Based on net asset value.......        (1.93)%(3)       17.01%      16.53%(4)   10.43%      14.57%      34.57%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.................          0.80%(5)        0.78%       0.79%       0.77%       0.76%       0.75%
                                      ========        ========    ========    ========    ========    ========
Net investment income..........          1.91%(5)        2.03%       2.18%       2.07%       1.93%       2.16%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................       $750,212        $755,675    $717,928    $679,681    $613,145    $507,674
                                      ========        ========    ========    ========    ========    ========
Portfolio turnover.............            12%             34%         55%         57%         44%         47%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------


(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.

(3) Aggregate total investment return.

(4) In 2006, the previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

(5) Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------



                                                                    CLASS II
                              ------------------------------------------------------------------------------------
                              SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,                   PERIOD
                                JUNE 30, 2008     ----------------------------------------    NOVEMBER 24, 2003(1)
                                 (UNAUDITED)        2007       2006       2005       2004     TO DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of period................       $  16.03        $ 14.78    $ 13.54    $ 12.56    $ 11.29           $ 10.73
                                  --------        -------    -------    -------    -------           -------
Net investment income(2)...           0.14           0.30       0.29       0.25       0.21              0.01
Net realized and unrealized
  gain (loss)..............         (0.46)           2.19       1.92       1.03       1.41              0.85
                                  --------        -------    -------    -------    -------           -------
Net increase (decrease)
  from investment
  operations...............         (0.32)           2.49       2.21       1.28       1.62              0.86
                                  --------        -------    -------    -------    -------           -------

Dividends and distributions
  from:
  Net investment income....             --         (0.45)     (0.38)     (0.30)     (0.35)            (0.30)
  Net realized gain........             --         (0.79)     (0.59)         --         --                --
                                  --------        -------    -------    -------    -------           -------
Total dividends and
  distributions............             --         (1.24)     (0.97)     (0.30)     (0.35)            (0.30)
                                  --------        -------    -------    -------    -------           -------
Net asset value, end of
  period...................       $  15.71        $ 16.03    $ 14.78    $ 13.54    $ 12.56           $ 11.29
                                  ========        =======    =======    =======    =======           =======

------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN(3):
Based on net asset value...        (2.00)%(4)      16.82%     16.36%(5)  10.27%     14.40%             8.05%(4)
                                  ========        =======    =======    =======    =======           =======
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET
  ASSETS:
Total expenses.............          0.95%(6)       0.93%      0.94%      0.92%      0.91%             0.95%(6)
                                  ========        =======    =======    =======    =======           =======
Net investment income......          1.82%(6)       1.90%      2.03%      1.92%      1.78%             0.87%(6)
                                  ========        =======    =======    =======    =======           =======
------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)....................       $  2,177        $ 1,521    $ 1,771    $ 1,743    $ 1,720           $ 1,797
                                  ========        =======    =======    =======    =======           =======
Portfolio turnover.........            12%            34%        55%        57%        44%               47%
                                  ========        =======    =======    =======    =======           =======
------------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.

(2) Based on average shares outstanding.

(3) Total investment returns exclude insurance-related fees and expenses.

(4) Aggregate total investment return.

(5) In 2006, the previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

(6) Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                   CLASS III
                              -----------------------------------------------------------------------------------
                              SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,                   PERIOD
                                JUNE 30, 2008    -----------------------------------------   NOVEMBER 18, 2003(1)
                                 (UNAUDITED)       2007          2006      2005      2004    TO DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of period................       $  14.53       $  13.51      $ 12.45   $ 11.58   $ 10.46         $  10.00
                                  --------       --------      -------   -------   -------         --------
Net investment income(2)...           0.12           0.24         0.23      0.22      0.19               --(3)
Net realized and unrealized
  gain (loss)..............         (0.42)           2.02         1.81      0.95      1.29             0.76
                                  --------       --------      -------   -------   -------         --------
Net increase (decrease)
  from investment
  operations...............         (0.30)           2.26         2.04      1.17      1.48             0.76
                                  --------       --------      -------   -------   -------         --------
Dividends and distributions
  from:
  Net investment income....             --         (0.45)       (0.39)    (0.30)    (0.36)           (0.30)
  Net realized gain........             --         (0.79)       (0.59)        --        --               --
                                  --------       --------      -------   -------   -------         --------
Total dividends and
  distributions............             --         (1.24)       (0.98)    (0.30)    (0.36)           (0.30)
                                  --------       --------      -------   -------   -------         --------
Net asset value, end of
  period...................       $  14.23       $  14.53      $ 13.51   $ 12.45   $ 11.58         $  10.46
                                  ========       ========      =======   =======   =======         ========

-----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN(4):
Based on net asset value...        (2.06)%(5)      16.75%       16.40%(6) 10.18%    14.20%            7.62%(5)
                                  ========       ========      =======   =======   =======         ========
-----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET
  ASSETS:
Total expenses.............          1.04%(7)       1.04%        1.04%     1.02%     1.01%            1.08%(7)
                                  ========       ========      =======   =======   =======         ========
Net investment income
  (loss)...................          1.67%(7)       1.67%        1.88%     1.85%     1.79%          (0.24%)(7)
                                  ========       ========      =======   =======   =======         ========
-----------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)....................       $960,629       $333,475      $71,208   $29,074   $ 9,455         $     37
                                  ========       ========      =======   =======   =======         ========
Portfolio turnover.........            12%            34%          55%       57%       44%              47%
                                  ========       ========      =======   =======   =======         ========
-----------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.

(2) Based on average shares outstanding.

(3) Amount is less than ($0.01) per share.

(4) Total investment returns exclude insurance-related fees and expenses.

(5) Aggregate total investment return.

(6) In 2006, the previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

(7) Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Global Allocation V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by quoted fair values received daily by the Fund's pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods

--------------------------------------------------------------------------------


that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

- FINANCIAL FUTURES CONTRACTS--The Fund may purchase or sell financial futures contracts and options on such contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- HYBRID INSTRUMENTS--The Fund may invest in hybrid instruments, including structured notes and commodity-linked notes. The principal and/or interest payments on these hybrid instruments are linked to the value of commodities, commodity futures contracts, or the performance of one or more indexes or other readily measurable economic variables. The principal value of the hybrid instruments, and/or the value of the interest that they pay, will rise or fall in response to changes in the values of the underlying commodities, commodity futures contracts, or commodity indexes. Although these hybrid instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities.

- OPTIONS--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

- SWAPS--The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon the termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of)

--------------------------------------------------------------------------------


the closing transaction and the Fund's basis in the contract, if any.

- CREDIT DEFAULT SWAPS--The Fund may invest in credit default swaps, which are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

- INTEREST RATE SWAPS--Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

ASSET-BACKED SECURITIES: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans.

An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

PREFERRED STOCK: The fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

SHORT SALES: When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

ZERO-COUPON BONDS: The Fund may invest in zero-coupon bonds, which are normally issues at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations, which provide for regular interest payments.

SEGREGATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., futures) or certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of capital gains are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remain open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft which resulted from management estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC, (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch & Co. and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.65% of the average daily net assets of the Fund.

The Advisor has entered into separate sub-advisory agreements with BlackRock Investment

--------------------------------------------------------------------------------


Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Advisor, under which the Advisor pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $10,008, for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of 0.15% and 0.25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended June 30, 2008, BIM received $2,562 in securities lending agent fees.

In addition, MLPF&S received $34,961 in commissions on the execution of portfolio security transactions for the Fund for six months ended June 30, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2008 were $487,847,239 and $133,295,288, respectively.

Transactions in options written for the six months ended June 30, 2008 were as follows:



----------------------------------------------------------
                                                 Premiums
Call Options Written            Contracts        Received
----------------------------------------------------------
Outstanding call options
  written, beginning of
  period.....................     12,460       $ 4,892,290

Options written..............     11,124         3,836,842

Options closed...............       (926)         (388,545)

Options expired..............     (8,037)       (2,272,394)

Options exercised............     (1,656)       (1,140,530)
                                  ------       -----------

Outstanding call options
  written, end of period.....     12,965       $ 4,927,663
                                  ======       ===========

----------------------------------------------------------



--------------------------------------------------------
                                                Premiums
Put Options Written              Contracts      Received
--------------------------------------------------------
Outstanding put options
  written, beginning of
  period......................       296         802,306

Options written...............       340         341,892

Options closed................      (199)       (685,960)

Options expired...............      (353)       (301,667)
                                    ----       ---------

Outstanding put options
  written, end of period......        84       $ 156,571
                                    ====       =========
--------------------------------------------------------


4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:

---------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                            Shares          Amount
---------------------------------------------------------
Shares sold................    2,289,473     $ 36,396,015

Shares redeemed............   (1,717,511)     (27,421,027)
                              ----------     ------------

Net increase...............      571,962     $  8,974,988
                              ==========     ============

---------------------------------------------------------



---------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                            Shares          Amount
---------------------------------------------------------
Shares sold................    1,062,386     $ 16,925,142

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........    3,448,289       55,379,492
                              ----------     ------------

Total issued...............    4,510,675       72,304,634

Shares redeemed............   (5,946,010)     (95,567,008)
                              ----------     ------------

Net decrease...............   (1,435,335)    $(23,262,374)
                              ==========     ============
---------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------
Class II Shares
Six Months Ended June 30, 2008    Shares       Amount
-------------------------------------------------------
Shares sold...................    82,320     $1,305,923

Shares redeemed...............   (38,688)      (619,564)
                                 -------     ----------

Net increase..................    43,632     $  686,359
                                 =======     ==========
-------------------------------------------------------



------------------------------------------------------
Class II Shares
Year Ended December 31, 2007      Shares       Amount
------------------------------------------------------
Shares sold...................     2,314     $  36,571

Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     6,799       109,185
                                 -------     ---------

Total issued..................     9,113       145,756

Shares redeemed...............   (34,044)     (534,069)
                                 -------     ---------

Net decrease..................   (24,931)    $(388,313)
                                 =======     =========
------------------------------------------------------



--------------------------------------------------------
Class III Shares
Six Months Ended June 30,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold...............   45,509,933     $661,074,844

Shares redeemed...........     (964,270)     (13,932,415)
                             ----------     ------------

Net increase..............   44,545,663     $647,142,429
                             ==========     ============
--------------------------------------------------------



--------------------------------------------------------
Class III Shares
Year Ended December 31,
2007                           Shares          Amount
--------------------------------------------------------
Shares sold...............   16,317,570     $242,128,683

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........    1,784,462       25,964,008
                             ----------     ------------

Total issued..............   18,102,032      268,092,691

Shares redeemed...........     (415,880)      (6,008,759)
                             ----------     ------------

Net increase..............   17,686,152     $262,083,932
                             ==========     ============
--------------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

6.  COMMITMENTS:

At June 30, 2008, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $33,656,000 and $46,988,000 respectively.

--------------------------------------------------------------------------------

     BLACKROCK GLOBAL GROWTH V.I. FUND

     ---------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark MSCI World Index for the six-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Amid fears of economic recession, resulting primarily from record-high oil and gasoline prices and the continued fallout from the troubled U.S. housing market, global equity markets generally finished in negative territory during the first six months of 2008. International stocks modestly outperformed their U.S. counterparts, with the MSCI EAFE Index returning (10.96)% versus the (11.91)% return of the S&P 500 Index. In terms of investment style, shares of growth companies significantly outperformed value stocks for the period.

  - Both stock selection and country allocation detracted from the Fund's performance versus the benchmark over the six months. Regionally, positions in India, China and Hong Kong hindered the relative return. At the sector level, an overweight in industrials and an underweight allocation to the energy sector had a negative impact on comparative results. Individual stocks that detracted included Larsen & Toubro Ltd., Jaiprakash Associates Ltd., and HDFC Bank Ltd. in India; Dick's Sporting Goods, Inc. in the U.S.; and Veolia Environnement SA in France.

  - Stock selection in the consumer staples and telecommunication services sectors enhanced relative performance for the period. The Fund's holdings in Brazil and Switzerland also contributed positively. Top-performing individual holdings included CONSOL Energy Inc., and Joy Global Inc. in the U.S.; Petrobras SA of Brazil; Incitec Pivot Ltd. in Australia; and Potash Corp. of Saskatchewan in Canada.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the semi-annual period, we reduced the Fund's exposure to materials, telecommunication services and utilities, and added to positions in the information technology and consumer discretionary sectors. On a geographic basis, we reduced the Fund's holdings in Australia, China, Hong Kong, India and South Africa, and reinvested the proceeds into positions in the U.S., Japan and the U.K.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Turbulent and uncertain conditions in the credit and financing markets worldwide continue to have a disruptive impact upon global equity prices. Additionally, accelerating energy, food and materials prices have further complicated the outlook with fears of growing inflationary pressures in many global economies. While we maintain a constructive long-term view on many global markets (especially in the Asia-Pacific region), we are concerned with how near-term cyclical pressures impact the short-term outlook for global equities.

  - At the end of the semi-annual period, approximately 45% of the Fund's net assets was invested in U.S. stocks, 25% in the Asia-Pacific region and roughly 16% in emerging market economies. On a sector basis, the portfolio was overweight versus the benchmark in industrials and information technology, and underweight in the financials, energy and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

(LINE GRAPH)

                          BLACKROCK GLOBAL     BLACKROCK GLOBAL
                             GROWTH V.I.         GROWTH V.I.           MORGAN STANLEY
                           FUND(2)-CLASS I    FUND(2)-CLASS III    CAPITAL INTERNATIONAL
                              SHARES(1)           SHARES(1)            WORLD INDEX(3)
                          ----------------    -----------------    ---------------------
6/98                            10000                10000                 10000
6/99                            11257                11229                 11567
6/00                            14594                14521                 12977
6/01                            10505                10426                 10343
6/02                             8123                 8042                  8769
6/03                             7460                 7367                  8561
6/04                             9359                 9219                 10616
6/05                            10779                10592                 11683
6/06                            13205                12944                 13661
6/07                            17708                17315                 16884
6/08                            17590                17158                 15081




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the commencement of operations of Class III Shares are based on performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(2) The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.

(3) This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                              6-MONTH         ---------------------------------
                                                           TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                              (14.82)%        (0.66)%     18.71%        5.81%

---------------------------------------------------------------------------------------------------------------

Class III Shares(1)                                            (14.92)(3)      (0.91)(3)   18.42(3)      5.55(3)
---------------------------------------------------------------------------------------------------------------

MSCI World Index(2)                                            (10.57)        (10.68)      11.99         4.19
---------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

(3) The returns for Class III Shares prior to June 23, 2008, the commencement of operations of Class III Shares are based upon performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
GEOGRAPHIC ALLOCATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
United States...................................................             46%
Japan...........................................................              8
Hong Kong.......................................................              6
United Kingdom..................................................              6
Australia.......................................................              5
Switzerland.....................................................              5
Brazil..........................................................              4
India...........................................................              4
Canada..........................................................              3
France..........................................................              3
Germany.........................................................              2
Singapore.......................................................              2
South Korea.....................................................              1
Israel..........................................................              1
Spain...........................................................              1
South Africa....................................................              1
Mexico..........................................................              1
Netherlands.....................................................              1

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                            ACTUAL                                    HYPOTHETICAL(4)
                   -------------------------------------------------------   --------------------------------
                                          ENDING                                                    ENDING
                       BEGINNING      ACCOUNT VALUE       EXPENSES PAID          BEGINNING      ACCOUNT VALUE
                   ACCOUNT VALUE(1)   JUNE 30, 2008   DURING THE PERIOD(2)   ACCOUNT VALUE(1)   JUNE 30, 2008
-------------------------------------------------------------------------------------------------------------
Class I..........       $1,000           $851.80              $4.37               $1,000          $1,020.18

-------------------------------------------------------------------------------------------------------------

Class III........       $1,000           $974.00              $0.24               $1,000          $1,000.85
-------------------------------------------------------------------------------------------------------------
                      HYPOTHETICAL(4)
                   --------------------
                       EXPENSES PAID
                   DURING THE PERIOD(2)
---------------------------------------
Class I..........          $4.77

---------------------------------------

Class III........          $0.25
---------------------------------------



(1) January 1, 2008 for Class I Shares and June 23, 2008 (commencement of operations) for Class III Shares.

(2) The period represents the six months ended for Class I Shares and from June 23, 2008 (commencement of operations) to June 30, 2008 for Class III Shares.

(3) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.95% for Class I and 1.13% for Class III), multiplied by the average account value over the period, multiplied by 182/366 for Class I and 8/366 for Class III (to reflect the one-half year period for Class I and actual days since inception for Class III).

(4) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Class I and actual days since inception for Class III divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------




COMMON STOCKS                      SHARES     VALUE
------------------------------------------------------
AUSTRALIA--5.5%
BIOTECHNOLOGY--0.5%
CSL Ltd. ....................      14,500  $   496,350

------------------------------------------------------


CHEMICALS--0.6%
Incitec Pivot Ltd. ..........       3,300      584,333
------------------------------------------------------


COMMERCIAL BANKS--0.5%
Westpac Banking Corp. .......      23,800      457,127
------------------------------------------------------


CONSTRUCTION & ENGINEERING--1.3%
Boart Longyear Group.........     231,100      494,154
Leighton Holdings Ltd. ......      15,600      759,640
                                           -----------
                                             1,253,794
------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--0.5%
WorleyParsons Ltd. ..........      13,911      504,046
------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Cochlear Ltd. ...............      12,600      529,205
------------------------------------------------------


INSURANCE--0.5%
QBE Insurance Group Ltd. ....      22,500      483,776
------------------------------------------------------


METALS & MINING--0.7%
BHP Billiton Ltd. ...........      14,600      621,382
------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.3%
Transurban Group.............      62,300      253,273
------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRALIA             5,183,286
------------------------------------------------------


BERMUDA--0.5%
ENERGY EQUIPMENT & SERVICES--0.5%
SeaDrill Ltd. ...............      16,300      497,527
------------------------------------------------------

TOTAL COMMON STOCKS IN BERMUDA                 497,527
------------------------------------------------------


BRAZIL--4.6%
BEVERAGES--0.5%
Cia de Bebidas das Americas
  (Preference Shares)(a).....       7,300      462,455
------------------------------------------------------


COMMERCIAL BANKS--1.4%
Banco Bradesco SA(a).........      62,250    1,273,635
------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.4%
Bovespa Holding SA...........      33,900      418,701
------------------------------------------------------


METALS & MINING--0.6%
Companhia Vale do Rio Doce
  (Common Shares)(a).........      15,700      562,374
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--1.7%
Petroleo Brasileiro SA(a)....      22,200    1,572,426
------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                4,289,591
------------------------------------------------------


CANADA--3.0%
COMMERCIAL SERVICES & SUPPLIES--1.1%
Ritchie Bros. Auctioneers,
  Inc. ......................      39,200    1,063,496
------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--0.4%
Ensign Resource Service Group
  Inc. ......................      16,800      366,084
------------------------------------------------------


FOOD & STAPLES RETAILING--1.0%
Shoppers Drug Mart Corp. ....      16,400      898,888
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.5%
Cameco Corp. ................      10,600      455,310
------------------------------------------------------

TOTAL COMMON STOCKS IN CANADA                2,783,778
------------------------------------------------------


CHINA--0.5%
ELECTRICAL EQUIPMENT--0.3%
Suntech Power Holdings Co.
  Ltd.(a)(b).................       6,300      235,998
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.2%
China Shenhua Energy Co. Ltd.
  Class H....................      56,500      222,366
------------------------------------------------------

TOTAL COMMON STOCKS IN CHINA                   458,364
------------------------------------------------------


FRANCE--2.8%
ELECTRIC UTILITIES--0.6%
Electricite de France SA.....       6,200      587,333
------------------------------------------------------


ELECTRICAL EQUIPMENT--1.3%
Alstom.......................       3,100      710,849
Areva SA.....................         400      466,249
                                           -----------
                                             1,177,098
------------------------------------------------------


MULTI-UTILITIES--0.4%
Veolia Environnement SA......       7,525      420,101
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
STMicroelectronics NV........      44,400      459,346
------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                2,643,878
------------------------------------------------------


GERMANY--2.3%
AUTOMOBILES--0.5%
Porsche Automobil Holding SE
  (Preference Shares)........       3,000      461,937
------------------------------------------------------


CHEMICALS--0.7%
Wacker Chemie AG.............       2,900      605,838
------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.6%
Deutsche Boerse AG...........       5,300      599,114
------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.5%
Siemens AG...................       4,000      443,441
------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY               2,110,330
------------------------------------------------------


HONG KONG--5.7%
COMMERCIAL BANKS--1.6%
Hang Seng Bank Ltd. .........      40,400      853,010
Industrial & Commercial Bank
  of China...................   1,002,800      685,641
                                           -----------
                                             1,538,651
------------------------------------------------------


COMMUNICATIONS EQUIPMENT--0.7%
ZTE Corp. ...................     131,780      634,146
------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.4%
China Railway Construction
  Corp.(b)...................     279,000      393,600
------------------------------------------------------


DISTRIBUTORS--0.4%
China Resources Enterprise,
  Ltd. ......................     125,800      359,628
------------------------------------------------------


ELECTRIC UTILITIES--0.7%
Cheung Kong Infrastructure
  Holdings Ltd. .............     147,000      622,869
------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES     VALUE
------------------------------------------------------
HONG KONG (CONCLUDED)


FOOD PRODUCTS--1.0%
Chaoda Modern Agriculture
  Holdings Ltd. .............     368,167  $   465,778
China Mengniu Dairy Co.,
  Ltd. ......................     151,200      428,029
                                           -----------
                                               893,807
------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.4%
NWS Holdings Ltd. ...........     161,900      422,780
------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.5%
China Mobile Ltd. ...........      35,100      471,142
------------------------------------------------------

TOTAL COMMON STOCKS IN HONG KONG             5,336,623
------------------------------------------------------


INDIA--3.8%
COMMERCIAL BANKS--0.4%
HDFC Bank Ltd. ..............      13,900      325,581
------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.3%
Larsen & Toubro Ltd. ........       6,200      315,488
------------------------------------------------------


ELECTRICAL EQUIPMENT--0.4%
Suzlon Energy Ltd. ..........      69,600      350,557
------------------------------------------------------


IT SERVICES--1.5%
Infosys Technologies Ltd. ...      12,100      491,128
Infosys Technologies
  Ltd.(a)....................      21,900      951,774
                                           -----------
                                             1,442,902
------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.1%
Siemens India Ltd. ..........       7,000       63,252
------------------------------------------------------


METALS & MINING--0.3%
Sterlite Industries India
  Ltd.(b)....................      19,300      313,392
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.4%
Reliance Industries Ltd. ....       7,300      355,877
------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.4%
Bharti Tele-Ventures
  Ltd.(b)....................      21,700      365,348
------------------------------------------------------

TOTAL COMMON STOCKS IN INDIA                 3,532,397
------------------------------------------------------


ISRAEL--1.0%
PHARMACEUTICALS--1.0%
Teva Pharmaceutical
  Industries Ltd.(a).........      20,100      920,580
------------------------------------------------------

TOTAL COMMON STOCKS IN ISRAEL                  920,580
------------------------------------------------------


JAPAN--7.6%
AUTOMOBILES--1.3%
Honda Motor Co., Ltd. .......      34,600    1,180,783
------------------------------------------------------


COMMERCIAL BANKS--0.8%
Sumitomo Mitsui Financial
  Group, Inc. ...............         100      752,021
------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.8%
Kyocera Corp. ...............       7,600      716,934
------------------------------------------------------


HOUSEHOLD DURABLES--0.7%
Sony Corp. ..................      15,500      679,422
------------------------------------------------------


MACHINERY--0.5%
Kurita Water Industries
  Ltd. ......................      13,000      482,347
------------------------------------------------------


OFFICE ELECTRONICS--0.8%
Canon, Inc. .................      14,800      761,844
------------------------------------------------------


SOFTWARE--1.3%
Nintendo Co., Ltd. ..........       2,100    1,190,854
------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--1.4%
Mitsubishi Corp. ............      23,400      771,047
Mitsui & Co., Ltd. ..........      26,800      591,505
                                           -----------
                                             1,362,552
------------------------------------------------------

TOTAL COMMON STOCKS IN JAPAN                 7,126,757
------------------------------------------------------


MEXICO--0.6%
WIRELESS TELECOMMUNICATION SERVICES--0.6%
America Movil, SA de CV(a)...      11,500      606,625
------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                  606,625
------------------------------------------------------


NETHERLANDS--0.6%
FOOD & STAPLES RETAILING--0.6%
X 5 Retail Group NV(a)(b)....      15,564      524,507
------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS         524,507
------------------------------------------------------


NORWAY--0.3%
ELECTRICAL EQUIPMENT--0.3%
Renewable Energy Corp.
  AS(b)......................       9,700      250,439
------------------------------------------------------

TOTAL COMMON STOCKS IN NORWAY                  250,439
------------------------------------------------------


SINGAPORE--1.4%
FOOD PRODUCTS--0.6%
Wilmar International Ltd. ...     168,000      624,259
------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.8%
Keppel Corp. Ltd. ...........      88,900      729,199
------------------------------------------------------

TOTAL COMMON STOCKS IN SINGAPORE             1,353,458
------------------------------------------------------


SOUTH AFRICA--0.9%
METALS & MINING--0.9%
Impala Platinum Holdings
  Ltd. ......................      12,100      475,523
Kumba Resources Ltd. ........      19,000      349,079
------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH AFRICA            824,602
------------------------------------------------------


SOUTH KOREA--1.3%
AUTOMOBILES--0.3%
Hyundai Motor Co. ...........       3,700      250,770
------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.5%
Doosan Heavy Industries and
  Construction Co. Ltd. .....       3,000      283,519
GS Engineering & Construction
  Corp. .....................       2,100      229,715
                                           -----------
                                               513,234
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
Samsung Electronics Co.,
  Ltd. ......................         700      418,207
------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH KOREA           1,182,211
------------------------------------------------------


SPAIN--0.9%
COMMERCIAL BANKS--0.9%
Banco Santander SA...........      48,400      883,016
------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                   883,016
------------------------------------------------------


SWITZERLAND--4.8%
COMMERCIAL SERVICES & SUPPLIES--0.6%
SGS SA.......................         400      570,420
------------------------------------------------------


ELECTRICAL EQUIPMENT--0.7%
ABB Ltd. ....................      23,500      665,188
------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES     VALUE
------------------------------------------------------
SWITZERLAND (CONCLUDED)


FOOD PRODUCTS--1.4%
Nestle SA Registered Shares..      29,000  $ 1,306,875
------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--0.9%
Lonza Group AG Registered
  Shares.....................       6,100      843,008
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.4%
Petroplus Holdings AG........       6,650      355,903
------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.8%
The Swatch Group Ltd.
  Registered Shares..........      15,100      704,373
------------------------------------------------------

TOTAL COMMON STOCKS IN SWITZERLAND           4,445,767
------------------------------------------------------


UNITED KINGDOM--5.7%
BEVERAGES--1.1%
Diageo Plc...................      57,300    1,049,802
------------------------------------------------------


COMMERCIAL BANKS--1.2%
Standard Chartered Plc.......      40,100    1,135,609
------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--1.6%
Aggreko Plc..................      60,000      873,309
Intertek Group Plc...........      31,000      607,211
                                           -----------
                                             1,480,520
------------------------------------------------------


FOOD & STAPLES RETAILING--0.7%
Tesco Plc....................                  642,927
------------------------------------------------------


METALS & MINING--1.1%
Anglo American Plc...........       7,500      526,752
Rio Tinto Plc Registered
  Shares.....................       4,000      481,708
                                           -----------
                                             1,008,460
------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM    5,317,318
------------------------------------------------------


UNITED STATES--46.3%
AEROSPACE & DEFENSE--0.7%
Spirit Aerosystems Holdings,
  Inc. Class A(b)............      34,400      659,792
------------------------------------------------------


BEVERAGES--0.5%
The Coca-Cola Co. ...........       9,100      473,018
------------------------------------------------------


BIOTECHNOLOGY--1.1%
Gilead Sciences, Inc.(b).....      19,800    1,048,410
------------------------------------------------------


CAPITAL MARKETS--3.0%
The Charles Schwab Corp. ....      25,600      525,824
Janus Capital Group, Inc. ...      35,200      931,744
Northern Trust Corp. ........      11,200      767,984
State Street Corp. ..........       9,200      588,708
                                           -----------
                                             2,814,260
------------------------------------------------------


CHEMICALS--1.6%
Monsanto Co. ................      11,800    1,491,992
------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--1.3%
FTI Consulting, Inc.(b)......      17,600    1,204,896
------------------------------------------------------


COMMUNICATIONS EQUIPMENT--2.8%
Cisco Systems, Inc.(b).......      51,600    1,200,216
QUALCOMM, Inc. ..............      31,700    1,406,529
                                           -----------
                                             2,606,745
------------------------------------------------------


COMPUTERS & PERIPHERALS--1.7%
Apple, Inc.(b)...............       6,700    1,121,848
EMC Corp.(b).................      33,100      486,239
                                           -----------
                                             1,608,087
------------------------------------------------------


CONSTRUCTION & ENGINEERING--1.1%
Jacobs Engineering Group,
  Inc.(b)....................      12,300      992,610
------------------------------------------------------


ELECTRICAL EQUIPMENT--1.0%
General Cable Corp.(b).......      14,600      888,410
------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
Mettler Toledo International,
  Inc.(b)....................      10,900    1,033,974
------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--2.0%
Core Laboratories NV(b)......       5,400      768,690
National Oilwell Varco,
  Inc.(b)....................       6,200      550,064
Schlumberger Ltd. ...........       5,200      558,636
                                           -----------
                                             1,877,390
------------------------------------------------------


FOOD & STAPLES RETAILING--3.3%
CVS Caremark Corp. ..........      12,400      490,668
Costco Wholesale Corp. ......      14,700    1,031,058
Wal-Mart Stores, Inc. .......      27,500    1,545,500
                                           -----------
                                             3,067,226
------------------------------------------------------


FOOD PRODUCTS--0.8%
Bunge Ltd. ..................       6,600      710,754
------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
Hologic, Inc.(b)(c)..........      38,900      848,020
Intuitive Surgical, Inc.(b)..       1,500      404,100
                                           -----------
                                             1,252,120
------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--1.0%
Express Scripts, Inc.(b).....      15,500      972,160
------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.0%
McDonald's Corp. ............      16,900      950,118
------------------------------------------------------


HOUSEHOLD PRODUCTS--0.8%
The Procter & Gamble Co. ....      11,900      723,639
------------------------------------------------------


IT SERVICES--0.9%
MasterCard, Inc. Class A.....       3,300      876,216
------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.7%
General Electric Co. ........      24,900      664,583
------------------------------------------------------


INTERNET & CATALOG RETAIL--0.5%
Amazon.com, Inc.(b)..........       7,000      513,310
------------------------------------------------------


INTERNET SOFTWARE & SERVICES--2.3%
Google, Inc. Class A(b)......       4,000    2,105,680
------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--1.0%
Thermo Fisher Scientific,
  Inc.(b)....................      16,700      930,691
------------------------------------------------------


MACHINERY--3.3%
Deere & Co. .................      11,500      829,495
Flowserve Corp. .............       8,400    1,148,280
Joy Global, Inc. ............      14,600    1,107,118
                                           -----------
                                             3,084,893
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--1.3%
Consol Energy, Inc. .........      11,000    1,236,070
------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments June 30, 2008 (concluded)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES     VALUE
------------------------------------------------------
UNITED STATES (CONTINUED)


PHARMACEUTICALS--0.5%
Johnson & Johnson............       7,900  $   508,286
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
Nvidia Corp.(b)..............      24,050      450,216
------------------------------------------------------


SOFTWARE--1.9%
Microsoft Corp. .............      35,900      987,609
Oracle Corp.(b)..............      33,500      703,500
                                           -----------
                                             1,691,109
------------------------------------------------------


SPECIALTY RETAIL--3.6%
Dick's Sporting Goods,
  Inc.(b)....................      46,800      830,232
GameStop Corp. Class A(b)....      20,200      816,080
Lowe's Cos., Inc. ...........      31,200      647,400
TJX Cos., Inc. ..............      32,800    1,032,216
                                           -----------
                                             3,325,928
------------------------------------------------------



TEXTILES, APPAREL & LUXURY GOODS--1.1%
Polo Ralph Lauren Corp. .....      16,900    1,060,982
------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.7%
Fannie Mae...................      35,800      698,458
------------------------------------------------------


TOBACCO--0.9%
Philip Morris International,
  Inc. ......................      16,500      814,935
------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--1.0%
SBA Communications Corp.
  Class A(b).................      25,100      903,851
------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED STATES    43,240,809
------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$86,385,743)--100.1%                 93,511,863
------------------------------------------------------

                                      PAR
SHORT-TERM SECURITIES               (000)
------------------------------------------------------
UNITED STATES--0.8%
BlackRock Liquidity Series,
  LLC
  Money Market Series,
  2.70%(d)(e)(f).............  $      765      765,000
------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$765,000)--0.8%                         765,000
------------------------------------------------------

TOTAL INVESTMENTS
(COST--$87,150,743*)--100.9%.............   94,276,863

LIABILITIES IN EXCESS OF OTHER
ASSETS--(0.9%)...........................     (833,515)
                                           -----------

NET ASSETS--100.0%.......................  $93,443,348
                                           ===========



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost....................    $87,245,277
                                      ===========
Gross unrealized appreciation.....    $12,917,867
Gross unrealized depreciation.....     (5,886,281)
                                      -----------
Net unrealized appreciation.......    $ 7,031,586
                                      ===========



(a)  Depository receipts.

(b)  Non-income producing security.

(c)  Security, or a portion of security, is on loan.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                      NET
                                   ACTIVITY    INTEREST
AFFILIATE                            (000)      INCOME
-------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series............        --       $6,080
BlackRock Liquidity Series, LLC
  Money Market Series..........      $185       $1,958

-------------------------------------------------------


(e)  Represents the current yield as of report date.

(f)  Security was purchased with cash proceeds from security loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets.


- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

- Level 1--price quotations in active markets/exchanges for identical securities

- Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

- Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------
Level 1............................    $53,422,754
Level 2............................     40,854,109
Level 3............................             --

---------------------------------------------------

TOTAL                                  $94,276,863
                                       ===========






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $741,200) (cost--$86,385,743).....................................   $ 93,511,863
Investments at value--affiliated (cost--$765,000)...................        765,000
Foreign currency at value (cost--$1,939,118)........................      1,894,141
Dividends receivable................................................        167,448
Interest receivable from affiliates.................................          1,108
Securities lending income receivable................................            320
Prepaid expenses....................................................          3,866
                                                                       ------------
Total assets........................................................     96,343,746
                                                                       ------------

-----------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned..............................        765,000
Bank overdraft......................................................      1,934,937
Capital shares redeemed payable.....................................         98,454
Investment advisory fees payable....................................         61,046
Other affiliates payable............................................          1,661
Officer's and Directors' fees payable...............................             72
Other accrued expenses payable......................................         39,228
                                                                       ------------
Total liabilities...................................................      2,900,398
                                                                       ------------
-----------------------------------------------------------------------------------

Net assets..........................................................   $ 93,443,348
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......   $    608,558
Class III Shares, $0.10 par value, 100,000,000 shares authorized....             13
Paid-in capital in excess of par....................................    147,770,101
Undistributed net investment income.................................        314,932
Accumulated net realized loss.......................................    (62,339,578)
Net unrealized appreciation/depreciation............................      7,089,322
                                                                       ------------

Net assets..........................................................   $ 93,443,348
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $93,441,378 and 6,085,579 shares
  outstanding.......................................................   $      15.35
                                                                       ============
Class III--Based on net assets of $1,970 and 128.3 shares
  outstanding.......................................................   $      15.35
                                                                       ============
-----------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $44,788 foreign withholding tax)..................    $  1,060,488
Interest from affiliates............................................           6,080
Securities lending..................................................           1,958
                                                                        ------------
Total income........................................................       1,068,526
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................         379,200
Custodian...........................................................          29,100
Professional........................................................          22,283
Accounting services.................................................          20,895
Officer and Directors...............................................           9,384
Printing............................................................           8,434
Transfer agent......................................................           2,440
Miscellaneous.......................................................          10,768
                                                                        ------------
Total expenses......................................................         482,504
                                                                        ------------
Net investment income...............................................         586,022
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments.......................................................       5,754,408
  Options written...................................................         210,065
  Foreign currency..................................................        (144,795)
                                                                        ------------
                                                                           5,819,678
                                                                        ------------
Net change in unrealized appreciation/depreciation on:
  Investments.......................................................     (23,292,536)
  Options written...................................................        (177,216)
  Foreign currency..................................................          31,047
                                                                        ------------
                                                                         (23,438,705)
                                                                        ------------
Total realized and unrealized loss..................................     (17,619,027)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(17,033,005)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2008         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)      DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.................................     $    586,022         $    822,516
Net realized gain.....................................        5,819,678            9,611,099
Net change in unrealized appreciation/depreciation....      (23,438,705)          17,994,665
                                                           ------------         ------------
Net increase (decrease) in net assets resulting from
  operations..........................................      (17,033,005)          28,428,280
                                                           ------------         ------------

----------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.............................................               --           (1,099,970)
  Class II............................................               --                  (17)
  Class III...........................................               --                  (17)
                                                           ------------         ------------
Decrease in net assets resulting from dividends to
  shareholders........................................               --           (1,100,004)
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from
  capital share transactions..........................       (5,484,444)          12,596,895
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets...............      (22,517,449)          39,925,171
Beginning of period...................................      115,960,797           76,035,626
                                                           ------------         ------------
End of period.........................................     $ 93,443,348         $115,960,797
                                                           ============         ============

End of period undistributed (distributions in excess
  of) net investment income...........................     $    314,932         $   (271,090)
                                                           ============         ============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                    -------------------------------------------------------------------------
                                    SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                      JUNE 30, 2008     -----------------------------------------------------
                                       (UNAUDITED)        2007        2006       2005       2004        2003
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.........................       $   18.02       $  13.29    $ 10.99    $  9.65    $   8.52    $  6.43
                                        ---------       --------    -------    -------    --------    -------
Net investment income(1).........            0.09           0.14       0.13       0.13        0.14       0.09
Net realized and unrealized gain
  (loss).........................          (2.76)           4.76       2.29       1.34        1.14       2.08
                                        ---------       --------    -------    -------    --------    -------
Net increase (decrease) from
  investment operations..........          (2.67)           4.90       2.42       1.47        1.28       2.17
                                        ---------       --------    -------    -------    --------    -------
Dividends from net investment
  income.........................              --         (0.17)     (0.12)     (0.13)      (0.15)     (0.08)
                                        ---------       --------    -------    -------    --------    -------
Net asset value, end of period...       $   15.35       $  18.02    $ 13.29    $ 10.99    $   9.65    $  8.52
                                        =========       ========    =======    =======    ========    =======

-------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.........        (14.82)%(3)      36.88%     22.01%     15.19%      15.10%     33.56%
                                        =========       ========    =======    =======    ========    =======
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...................           0.95%(4)       0.95%      0.96%      1.00%       0.92%      0.88%
                                        =========       ========    =======    =======    ========    =======
Net investment income............           1.16%(4)       0.90%      1.08%      1.32%       1.66%      1.23%
                                        =========       ========    =======    =======    ========    =======
-------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)..       $  93,441       $115,961    $76,032    $63,494    $100,900    $97,736
                                        =========       ========    =======    =======    ========    =======
Portfolio turnover...............             46%            64%        85%       117%         78%       132%
                                        =========       ========    =======    =======    ========    =======
-------------------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.

(3) Aggregate total investment return.

(4) Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                           CLASS III
                                                                       ----------------
                                                                            PERIOD
                                                                       JUNE 23, 2008(1)
                                                                          TO JUNE 30,
                                                                             2008
                                                                          (UNAUDITED)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................................        $ 15.76
                                                                            -------
Net investment income(2)............................................             --(3)
Net realized and unrealized loss....................................          (0.41)
                                                                            -------
Net decrease from investment operations.............................          (0.41)
                                                                            -------
Net asset value, end of period......................................        $ 15.35
                                                                            =======

---------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(4)
Based on net asset value............................................         (2.60%)(5)
                                                                            =======
---------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses......................................................          1.13%(6)
                                                                            =======
Net investment income...............................................          1.13%(6)
                                                                            =======
---------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000).....................................        $     2
                                                                            =======
Portfolio turnover..................................................            46%
                                                                            =======
---------------------------------------------------------------------------------------



(1) Commencement of operations.

(2) Based on average shares outstanding.

(3) Amount is less than $0.01 per share.

(4) Total investment returns exclude insurance-related fees and expenses.

(5) Aggregate total investment return.

(6) Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Fund, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Global Growth V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III Shares were liquidated on December 31, 2007. Effective June 23, 2008, a new Class III commenced operations. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized securities exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior days price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

--------------------------------------------------------------------------------

- OPTIONS--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

  A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of capital gains are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans.

Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remain open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for

--------------------------------------------------------------------------------


derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft which resulted from management estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $878 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.25% of the average daily value of the Fund's Class III net assets, respectively.

The Company has received an exceptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended June 30, 2008, BIM received $480 in securities lending agent fees.

In addition, MLPF&S received $29,667 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $46,885,689 and $50,710,385, respectively.

--------------------------------------------------------------------------------

Transactions in put options written for the six months ended June 30, 2008 were as follows:


-------------------------------------------------------
                                               Premiums
                                  Contracts    Received
-------------------------------------------------------
Outstanding put options
  written, beginning of
  period.......................       900     $ 224,466

Options closed.................      (900)     (224,466)
                                     ----     ---------

Outstanding put options
  written, end of period.......        --            --
                                     ====     =========

-------------------------------------------------------


4.  CAPITAL SHARE TRANSACTIONS:

Transactions in common stock for each class were as follows:


--------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                            Shares         Amount
--------------------------------------------------------
Shares sold.................    534,848     $  8,593,791

Shares redeemed.............   (883,086)     (14,080,257)
                               --------     ------------

Net decrease................   (348,238)    $ (5,486,466)
                               ========     ============

--------------------------------------------------------



---------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                            Shares          Amount
---------------------------------------------------------
Shares sold................    1,828,561     $ 29,621,451

Shares issued to
  shareholders in
  reinvestment of
  dividends................       60,706        1,099,970
                              ----------     ------------

Total issued...............    1,889,267       30,721,421

Shares redeemed............   (1,176,435)     (18,120,266)
                              ----------     ------------

Net increase...............      712,832     $ 12,601,155
                              ==========     ============
---------------------------------------------------------



-----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares sold.....................       1      $    17

Shares redeemed.................    (119)      (2,147)
                                    ----      -------

Net decrease....................    (118)     $(2,130)
                                    ====      =======
-----------------------------------------------------


* Class II Shares liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares
Period June 23, 2008+ to June 30,
2008                                Shares     Amount
-----------------------------------------------------
Shares sold......................     128      $2,023

Shares redeemed..................      --++        (1)
                                      ---      ------

Net increase.....................     128      $2,022
                                      ===      ======

-----------------------------------------------------


 + Commencement of operations.
++ Amount is less than 1 share.

-----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares sold.....................       1      $    17

Shares redeemed.................    (119)      (2,147)
                                    ----      -------

Net decrease....................    (118)     $(2,130)
                                    ====      =======

-----------------------------------------------------


* Class III Shares liquidated on December 31, 2007.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

6.  CAPITAL LOSS CARRYFORWARD:

On December 31, 2007, the Fund had a capital loss carry forward of $68,154,662, of which $20,329,994 expires in 2009, $41,396,526 expires in 2010 and $6,428,142 expires in 2011. This amount will be available to offset future realized capital gains.

--------------------------------------------------------------------------------

     BLACKROCK GOVERNMENT INCOME V.I. FUND


     ----------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed its benchmark for the semi-annual period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Detracting from performance was the Fund's overall allocation to U.S. Treasury issues during the six months. In April and May, as U.S. Treasury securities staged a powerful rally, the Fund held a considerable underweight versus the benchmark, which hampered relative returns. In June, the Fund had a greater allocation to Treasury issues, which proved to be a detriment as well since the sector underperformed spread products for the month. Also negatively impacting performance was the Fund's overweight in high-quality spread sectors, including mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

  - In contrast, the Fund's bias toward a steeper yield curve benefited relative performance, as the short end of the yield curve (maturities of five years or less), in which the portfolio was overweight, outperformed. Tactical duration positioning also was positive, as the Fund was short versus the benchmark when the sell-off in U.S. Treasury securities occurred toward the end of the period.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - The Fund began the semi-annual period with a neutral duration relative to the benchmark. Throughout the six months, we tactically adjusted duration positioning based on our assessment of interest rate direction.

  - On the whole, we maintained an underweight in Treasury issues, as we found high-quality spread products to be more attractive following the significant widening of credit spreads in 2007. Accordingly, the Fund held overweights relative to the benchmark in MBS and CMBS. Toward the end of the period, however, we trimmed positions in MBS (though we still maintained an overweight), and added to the Fund's U.S. Treasury holdings.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the semi-annual period short duration relative to its benchmark, with a small yield curve steepening bias. The Fund increased its exposure to U.S. Treasury issues and maintained overweight positions in MBS and CMBS. We continue to focus on high-quality spread products to add incremental yield to the portfolio, while maintaining the Fund's high average quality rating (AAA).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                      50% LEHMAN
                                                               BROTHERS MORTGAGE-BACKED
                                       BLACKROCK GOVERNMENT        SECURITIES INDEX        MERRILL LYNCH
                                            INCOME V.I.                  & 50%                 10 YR
                                          FUND(2)-CLASS I                ML 10              US TREASURY
                                             SHARES(1)              YR TREASURY(3)         SECURITIES(3)
                                       --------------------    ------------------------    -------------
6/98                                           10000                     10000                 10000
6/99                                           10239                     10273                 10135
6/00                                           10702                     10710                 10484
6/01                                           11776                     11762                 11360
6/02                                           12772                     12800                 12338
6/03                                           13871                     14163                 14264
6/04                                           13799                     14070                 13751
6/05                                           14737                     15175                 15066
6/06                                           14663                     14761                 14194
6/07                                           15182                     15601                 14901
6/08                                           16096                     17184                 16757
                                             LEHMAN BROTHERS
                                       MORTGAGE-BACKED SECURITIES
                                                INDEX(3)
                                       --------------------------
6/98                                              10000
6/99                                              10401
6/00                                              10924
6/01                                              12157
6/02                                              13249
6/03                                              14006
6/04                                              14318
6/05                                              15197
6/06                                              15257
6/07                                              16233
6/08                                              17504




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund invests in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and mortgage securities issued by U.S. government agencies.

(3) This composite index is comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%). The Lehman Brothers Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue.


Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                 STANDARDIZED         6-MONTH         ---------------------------------
                                                 30-DAY YIELD      TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                    3.58%              0.74%           6.02%       3.02%        4.87%

-----------------------------------------------------------------------------------------------------------------------

50% Lehman Brothers Mortgage-Backed
  Securities Index/50% Merrill Lynch 10-
  Year Treasury Index(2)                               --               1.99           10.15        3.94         5.56
-----------------------------------------------------------------------------------------------------------------------

Lehman Brothers Mortgage-Backed Securities
  Index(2)                                             --               1.93            7.83        4.56         5.76
-----------------------------------------------------------------------------------------------------------------------

Merrill Lynch 10-Year Treasury Index(2)                --               2.01           12.45        3.27         5.30
-----------------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

(2) This composite index is comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%). The Lehman Brothers Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
PORTFOLIO COMPOSITION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities...............             55%
U.S. Government Obligations.....................................             33
Non-U.S. Government Agency Mortgage-Backed Securities...........              6
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...............              4
Asset-Backed Securities.........................................              2

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                               HYPOTHETICAL(2)
                  ------------------------------------------------------   ------------------------------------------------------
                     BEGINNING          ENDING                                BEGINNING          ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------

Class I.........       $1,000         $1,007.40             $3.13               $1,000         $1,021.58             $3.15

---------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.63% for Class I, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------




                                       PAR
ASSET-BACKED SECURITIES              (000)      VALUE
---------------------------------------------------------
Carrington Mortgage Loan
  Trust Series 2006-NC1
  Class A2, 2.643%,
  1/25/36(a)................     $   8,885  $   8,673,480
IXIS Real Estate Capital
  Trust Series 2006-HE3
  Class A1, 2.533%,
  1/25/37(a)................         1,183      1,158,946
Soundview Home Equity Loan
  Trust Series 2006-EQ1
  Class A1, 2.533%,
  10/25/36(a)...............         1,105      1,093,217

---------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES--5.0%            10,925,643
---------------------------------------------------------


---------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
---------------------------------------------------------
Fannie Mae Guaranteed Pass Through Certificates:
  4.50%, 8/15/38(b).........         1,600      1,479,498
  5.00%, 7/15/23-
  7/15/38(b)................        14,900     14,362,569
  5.08%, 11/01/35(a)........         3,617      3,656,497
  5.26%, 9/01/35(a).........         1,679      1,698,764
  5.50%, 8/01/37-7/15/38....       183,855    181,225,514
  6.00%, 7/15/38(b).........        70,100     70,713,375
  6.50%, 7/15/38(b).........         6,700      6,896,813
  7.50%, 5/01/32............           379        406,844
  8.00%, 2/01/30-11/01/32...           187        202,605
Freddie Mac Mortgage
  Participation
  Certificates:
  5.50%, 5/01/38-
  7/15/38(b)................        45,085     44,457,617
  6.00%, 7/15/23(b).........         2,000      2,046,876
  7.50%, 8/01/29-9/01/31....            11         11,806
  8.00%, 12/01/29-7/01/30...           253        274,197
Ginnie Mae MBS Certificates:
  5.00%, 7/15/38-
  8/15/38(b)................         3,800      3,675,500
  5.50%, 6/01/38-
  8/21/38(b)................         5,000      4,959,688
  6.00%, 8/21/38(b).........         1,500      1,518,594
  6.50%, 7/15/38(b).........         2,300      2,375,468
  8.00%, 1/15/32............         2,020      2,213,507
---------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES--157.5%            342,175,732
---------------------------------------------------------


---------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES--COLLATERALIZED
MORTGAGE OBLIGATIONS
---------------------------------------------------------
Fannie Mae Trust:
  Series 353 Class 2, 5%,
  8/01/34(c)................         6,255      1,617,714
  Series 370 Class 2, 6%,
  5/25/36(c)................         3,747        976,302
  Series 2002-W11 Class AV1,
  2.823%, 11/25/32(a).......           138        135,346
  Series 2006-M2 Class A2A,
  5.271%, 10/25/32..........         3,425      3,348,985
Freddie Mac Multiclass
  Certificates:
  Series 2971 Class GD, 5%,
  5/15/20...................         2,850      2,811,223
  Series 3042 Class EA,
  4.50%, 9/15/35............         3,850      3,529,768
Ginnie Mae Trust(a):
  Series 2002-83 Class IO,
  1.574%, 10/16/42(c).......        46,522      1,205,571
  Series 2003-109 Class IO,
  1.098%, 11/16/43(c).......        38,211      1,290,319
  Series 2003-17 Class IO,
  1.24%, 3/16/43(c).........        82,765      2,705,505
  Series 2004-9 Class IO,
  1.383%, 3/16/34(c)........        22,444        772,412
  Series 2004-43 Class Z,
  4.50%, 6/16/44............         3,894      3,078,299
  Series 2004-45 Class Z,
  5.683%, 6/16/45...........         4,093      3,799,562
  Series 2004-77 Class IO,
  1.065%, 9/16/44(c)........        50,644      1,712,753
---------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES--
COLLATERALIZED MORTGAGE OBLIGATIONS--12.4%     26,983,759
---------------------------------------------------------


---------------------------------------------------------

NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
Banc of America Funding
  Corp.:
  Series 2006-B Class 5A1,
  5.81%, 3/20/36(a).........         2,423      2,120,087
  Series 2006-7 Class 1A7,
  6%, 9/25/36...............         3,156      3,134,045

CS First Boston Mortgage
  Securities Corp.:
  Series 2003-8 Class 2A1,
  5%, 4/25/18...............         1,192      1,153,499
  Series 2003-10 Class 4A1,
  5%, 5/25/18...............         1,403      1,347,505
Chase Mortgage Finance
  Corp.:
  Series 2003-S3 Class A1,
  5%, 3/25/18...............           577        557,644
  Series 2003-S4 Class 2A1,
  5%, 4/25/18...............         1,646      1,597,394
Countrywide Alternative Loan
  Trust:
  Series 2005-57CB Class
  3A3, 5.50%, 12/25/35......           987        915,748
  Series 2006-41CB Class
  1A3, 6%, 1/25/37..........           940        907,589
  Series 2008-2R Class 2A1,
  6%, 8/25/37...............         1,779      1,636,378
  Series 2008-2R Class 3A1,
  6%, 8/25/37...............         1,913      1,759,967
  Series 2008-2R Class 4A1,
  6.25%, 8/25/37............         3,582      3,295,220
Countrywide Home Loan
  Mortgage Pass-Through
  Trust:
  Series 2003-10 Class A6,
  2.833%, 5/25/33(a)........           988        984,049
  Series 2006-20 Class 1A33,
  6%, 2/25/37...............         4,552      4,538,641
First Horizon Alternative
  Mortgage Securities Series
  2005-FA9 Class A5, 5.50%,
  12/25/35..................         1,304      1,233,340
MASTR Asset Securitization
  Trust:
  Series 2003-4 Class 2A7,
  4.75%, 5/25/18............         1,154      1,109,144
  Series 2003-5 Class 2A1,
  5%, 6/25/18...............         1,504      1,453,688
  Series 2003-7 Class 2A1,
  4.75%, 8/25/18............         2,337      2,254,297
Merrill Lynch Mortgage
  Investors, Inc. Series
  2006-A3 Class 3A1, 5.823%,
  5/25/36(d)................         2,275      1,949,178
Residential Funding Mortgage
  Securities I Series 2007-
  S2 Class A3, 6%, 2/25/37..         1,240      1,240,971


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments June 30, 2008 (continued)

--------------------------------------------------------------------------------

NON-U.S. GOVERNMENT AGENCY             PAR
MORTGAGE-BACKED SECURITIES           (000)      VALUE
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONCLUDED)
WaMu Mortgage Pass-Through
  Certificates:
  Series 2003-S3 Class 2A1,
  5%, 5/25/18...............     $   1,490  $   1,439,278
  Series 2003-S8 Class A2,
  5%, 9/25/18...............         1,411      1,363,687
---------------------------------------------------------

TOTAL NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES--16.6%              35,991,349
---------------------------------------------------------

---------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS
---------------------------------------------------------
U.S. Treasury Notes:
  3.50%, 5/31/13............        45,000     45,333,990
  3.375%, 6/30/13...........        48,000     48,086,256
  3.875%, 5/15/18...........       116,100    115,129,520
---------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS--96.0%      208,549,766
---------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$621,687,820)--287.5%                  624,626,249
---------------------------------------------------------
---------------------------------------------------------


---------------------------------------------------------

SHORT-TERM SECURITIES
---------------------------------------------------------


U.S. GOVERNMENT AGENCY OBLIGATIONS
Freddie Mac, 2.14%,
  7/21/08...................         8,490      8,489,894
---------------------------------------------------------
---------------------------------------------------------

                               BENEFICIAL
                                INTEREST
                                  (000)
---------------------------------------------------------
BlackRock Liquidity Series,
  LLC
  Cash Sweep Series,
  2.56%(d)(e)...............        54,418     54,417,960
---------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$62,907,854)--28.9%                     62,907,854
---------------------------------------------------------

---------------------------------------------------------



OPTIONS PURCHASED             CONTRACTS(F)      VALUE
---------------------------------------------------------
CALL SWAPTIONS PURCHASED
Pay a fixed rate of 5.175%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring June 2010,
  Broker Deutsche Bank AG...            14  $     579,738
Pay a fixed rate of 5.455%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring March
  2011, Broker Credit Suisse
  International.............             3        181,323
                                            -------------
                                                  761,061
---------------------------------------------------------
---------------------------------------------------------
PUT SWAPTIONS PURCHASED
Receive a fixed rate of
  5.175% and pay a floating
  rate based on 3-month
  LIBOR, expiring June 2010,
  Broker Deutsche Bank AG...            14        678,546
Receive a fixed rate of
  5.455% and pay a floating
  rate based on 3-month
  LIBOR, expiring March
  2011, Broker Credit Suisse
  International.............             3        114,540
                                            -------------
                                                  793,086
---------------------------------------------------------

TOTAL OPTIONS PURCHASED
(COST--$1,603,320)--0.8%                        1,554,147
---------------------------------------------------------

TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD
SHORT,
TBA SALE COMMITMENTS AND OPTIONS WRITTEN
(COST--$686,198,994*)--317.2%                 689,088,250
---------------------------------------------------------

---------------------------------------------------------

                                       PAR
INVESTMENTS SOLD SHORT               (000)
---------------------------------------------------------
U.S. Treasury Bonds, 3.375%,
  6/30/13...................     $ (60,500)   (60,608,719)
---------------------------------------------------------

TOTAL INVESTMENTS SOLD SHORT
(PROCEEDS--$60,537,813)--(27.9%)              (60,608,719)
---------------------------------------------------------


---------------------------------------------------------



TBA SALE COMMITMENTS
Fannie Mae Guaranteed Pass Through
  Certificates(d):
  5.50%, 8/01/37-7/15/38....      (171,000)  (168,750,666)
  6.00%, 7/15/38............       (30,000)   (30,298,860)
Freddie Mac Mortgage Participation
  Certificates,
  5.50%, 5/01/38-7/15/38....       (45,000)   (44,373,825)
---------------------------------------------------------

TOTAL TBA SALE COMMITMENTS
(PROCEEDS--$241,762,757)--(112.1%)           (243,423,351)

---------------------------------------------------------

---------------------------------------------------------


OPTIONS WRITTEN               CONTRACTS(F)
---------------------------------------------------------


CALL SWAPTIONS WRITTEN
Pay a fixed rate of 4.7525%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring May 2009,
  Broker Lehman Brothers
  Special Financing.........             8       (205,110)
---------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments June 30, 2008 (continued)

--------------------------------------------------------------------------------


OPTIONS WRITTEN               CONTRACTS(F)      VALUE
---------------------------------------------------------


PUT SWAPTIONS WRITTEN
Receive a fixed rate of
  4.7525% and pay a floating
  rate based on 3-month
  LIBOR, expiring May 2009,
  Broker Lehman Brothers
  Special Financing.........             8  $    (302,723)
---------------------------------------------------------

TOTAL OPTIONS WRITTEN (PREMIUMS
RECEIVED--$495,000)--(0.2%)                      (507,833)
---------------------------------------------------------

TOTAL INVESTMENTS, NET OF INVESTMENTS SOLD
SHORT, TBA SALE COMMITMENTS AND OPTIONS
WRITTEN--177.0%...........................    384,548,347

LIABILITIES IN EXCESS OF OTHER
  ASSETS--(77.0%).........................   (167,286,087)
                                            -------------

NET ASSETS--100.0%........................  $ 217,262,260
                                            =============
---------------------------------------------------------


--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost....................  $689,355,021
                                    ============
Gross unrealized appreciation.....  $  3,124,609
Gross unrealized depreciation.....    (3,391,380)
                                    ------------
Net unrealized depreciation.......  $   (266,771)
                                    ============



(a)  Variable rate security. Rate shown is as of report date.

(b) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(c) Represents the interest only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------------------
                              PURCHASE    SALES   REALIZED   INTEREST
AFFILIATE                       COST       COST     GAIN      INCOME
---------------------------------------------------------------------
BlackRock Liquidity
  Series, LLC
  Cash Sweep Series.......  $54,417,960*    --       --      $423,173
Merrill Lynch Mortgage
  Investors, Inc. Series
  2006-A3 Class 3A1,
  5.823%, 5/25/36.........           --     --       --      $ 68,500

---------------------------------------------------------------------


*  Represents net purchase cost.

(e)  Represents the current yield as of report date.

(f)  One contract represents a notional amount of $1,000,000.

-   Financial futures contracts sold as of June 30, 2008 were as follows:

-----------------------------------------------------------------------------------
                                                                       UNREALIZED
                                          EXPIRATION        FACE      APPRECIATION
CONTRACTS             ISSUE                  DATE          VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------
   126      2-Year U.S. Treasury Bonds  September 2008  $26,542,411     $ (69,183)
   819      5-Year U.S. Treasury Bonds  September 2008  $90,631,809        87,520
   104     30-Year U.S. Treasury Bonds  September 2008  $11,806,130      (215,620)



TOTAL NET UNREALIZED DEPRECIATION                                       $(197,283)
                                                                        =========
-----------------------------------------------------------------------------------


-   Swaps outstanding as of June 30, 2008 were as follows:

--------------------------------------------------------
                                NOTIONAL    UNREALIZED
                                 AMOUNT    APPRECIATION
                                  (000)   (DEPRECIATION)
--------------------------------------------------------

Pay a fixed rate of 4.95% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires August 2009.........  $101,000    $(2,007,741)

Receive a fixed rate of
  2.33552% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires March 2010..........  $ 75,400     (1,395,609)

Receive a fixed rate of
  2.6475% and pay a floating
  rate based on 3-month LIBOR
  Broker, Credit Suisse
  Securities (USA) LLC
  Expires March 2010..........  $ 30,300       (391,082)

Pay a fixed rate of 3.16% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires May 2010............  $ 65,400        385,759

Pay a fixed rate of 3.325% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires June 2010...........  $ 41,400        157,111

Receive a fixed rate of
  3.2675% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires June 2010...........  $ 29,600       (141,007)

Pay a fixed rate of 4.66102%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Credit Suisse
  Securities (USA) LLC
  Expires June 2010...........  $  5,900          6,520

Receive a fixed rate of 5.218%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, JPMorgan Chase
  Expires January 2011........  $ 51,575      1,800,704

Receive a fixed rate of 4.17%
  and pay 3.50% on Treasury
  Inflation Protected
  Securities (TIPS) adjusted
  principal
  Broker, Morgan Stanley
  Capital Services, Inc.
  Expires January 2011........  $  4,725       (459,727)

Pay a fixed rate of 4.41% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Lehman Brothers Inc.
  Expires December 2012.......  $ 13,800       (213,873)


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments June 30, 2008 (concluded)

--------------------------------------------------------------------------------

                                            UNREALIZED
                                NOTIONAL   APPRECIATION
                                 AMOUNT   (DEPRECIATION)
--------------------------------------------------------

Pay a fixed rate of 3.69% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires February 2013.......  $ 35,000    $   780,548

Receive a fixed rate of 3.735%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires February 2013.......  $ 39,000       (787,148)

Pay a fixed rate of 3.775% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires February 2013.......  $ 17,700        327,282

Receive a fixed rate of 2.585%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires March 2013..........  $ 71,000     (1,020,471)

Receive a fixed rate of 3.265%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Goldman Sachs & Co.
  Expires March 2013..........  $ 26,500     (1,089,413)

Receive a fixed rate of
  3.3575% and pay a floating
  rate based on 3-month LIBOR
  Broker, JPMorgan Chase
  Expires April 2013..........  $ 12,400       (472,577)

Pay a fixed rate of 4.15237%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Goldman Sachs & Co.
  Expires May 2013............  $ 30,500        128,066

Receive a fixed rate of 4.185%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires June 2013...........  $ 11,900        (35,714)

Pay a fixed rate of 5.29% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires May 2017............  $  8,200       (406,872)

Pay a fixed rate of 5.741% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Credit Suisse First
  Boston International
  Expires July 2017...........  $ 32,000     (2,651,594)

Pay a fixed rate of 5.7125%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2017...........  $ 58,000     (4,683,633)

Receive a fixed rate of 5.354%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires August 2017.........  $ 25,000      1,357,527

Receive a fixed rate of 5.632%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires August 2017.........  $ 25,000      1,373,393

Receive a fixed rate of
  5.1725% and pay a floating
  rate based on 3-month LIBOR
  Broker, Lehman Brothers
  Special Financing
  Expires September 2017......  $ 20,000        806,750

Pay a fixed rate of 4.79362%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires August 2017.........  $ 15,000       (170,495)

Receive a fixed rate of 4.93%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires June 2018...........  $  1,000         20,093

Receive a fixed rate of 4.68%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank N.A.
  Expires June 2018...........  $ 12,700          5,610

Receive a fixed rate of 4.73%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Lehman Brothers
  Special Financing
  Expires June 2018...........  $ 13,800         58,747

Pay a fixed rate of 4.71521%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires June 2018...........  $ 14,200        (45,228)

Receive a fixed rate of 4.794%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Morgan Stanley
  Capital Services, Inc.
  Expires June 2018...........  $ 13,900        129,027
--------------------------------------------------------

TOTAL                                       $(8,635,047)
                                            ===========



- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

  - Level 1--price quotations in active markets/exchanges for identical securities

  - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

  - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

-----------------------------------------------------------------------
VALUATION           INVESTMENTS IN   INVESTMENTS SOLD   OTHER FINANCIAL
INPUTS                SECURITIES           SHORT          INSTRUMENTS*
-----------------------------------------------------------------------
Level 1.........               --                --       $  (197,283)
Level 2.........     $444,110,752      $(60,608,719)       (7,588,733)
Level 3.........               --                --                --

-----------------------------------------------------------------------

TOTAL                $444,110,752      $(60,608,719)      $(7,786,016)
                    ===================================================



* Other financial instruments are swaps, futures and options.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$629,509,942)............    $  632,721,112
Investments at value--affiliated (cost--$56,689,052)...............        56,367,138
Unrealized appreciation on swaps...................................         7,337,137
Investments sold receivable........................................       429,707,747
Swaps receivable...................................................         3,880,538
Interest receivable................................................         1,653,773
Principal paydowns receivable......................................           527,673
Capital shares sold receivable.....................................           433,179
Prepaid expenses...................................................             7,235
Other assets.......................................................           137,209
                                                                       --------------
Total assets.......................................................     1,132,772,741
                                                                       --------------

-------------------------------------------------------------------------------------

LIABILITIES:
TBA sale commitments at value (proceeds--$241,762,757).............       243,423,351
Investments sold short at value (proceeds--$60,537,813)............        60,608,719
Options written at value (premiums received--$495,000).............           507,833
Unrealized depreciation on swaps...................................        15,972,184
Bank overdraft.....................................................        54,029,265
Investments purchased payable......................................       536,113,693
Swaps payable......................................................         4,058,533
Income dividends payable...........................................           440,540
Margin variation payable...........................................            93,495
Investment advisory fees payable...................................            52,009
Other affiliates payable...........................................             2,876
Officer's and Directors' fees payable..............................               148
Capital shares redeemed payable....................................                12
Other liabilities..................................................            82,107
Other accrued expenses payable.....................................           125,716
                                                                       --------------
Total liabilities..................................................       915,510,481
                                                                       --------------
-------------------------------------------------------------------------------------

Net assets.........................................................    $  217,262,260
                                                                       ==============
-------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 300,000,000 shares authorized.....    $    2,120,787
Paid-in capital in excess of par...................................       220,293,046
Undistributed net investment income................................         1,033,879
Accumulated net realized gain......................................         1,501,955
Net unrealized appreciation/depreciation...........................        (7,687,407)
                                                                       --------------
Net assets.........................................................    $  217,262,260
                                                                       ==============
-------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $217,262,660 and 21,207,868 shares
  outstanding......................................................    $        10.24
                                                                       ==============
-------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest (including $491,673 from affiliates)........................   $ 5,317,694
                                                                        -----------

-----------------------------------------------------------------------------------

EXPENSES:
Investment advisory..................................................       577,046
Custodian............................................................        44,684
Accounting services..................................................        43,790
Printing.............................................................        20,818
Professional.........................................................        20,050
Officer and Directors................................................        12,681
Interest on securities sold short....................................         5,388
Transfer agent.......................................................         2,573
Miscellaneous........................................................        13,083
                                                                        -----------
Total expenses excluding interest expense............................       740,113
Interest expense on reverse repurchase agreements....................        12,556
                                                                        -----------
Total expenses.......................................................       752,669
                                                                        -----------
Net investment income................................................     4,565,025
                                                                        -----------
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments........................................................     8,499,774
  Futures and swaps..................................................    (3,134,443)
  Options written....................................................        21,775
                                                                        -----------
                                                                          5,387,106
                                                                        -----------
Net change in unrealized appreciation/depreciation on:
  Investments........................................................    (1,877,445)
  Futures and swaps..................................................    (4,589,928)
  Options written....................................................       (15,930)
  TBA sale commitments...............................................    (1,151,028)
  Short sales........................................................       (80,614)
                                                                        -----------
                                                                         (7,714,945)
                                                                        -----------
Total realized and unrealized loss...................................    (2,327,839)
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................   $ 2,237,186
                                                                        ===========
-----------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                        SIX MONTHS ENDED
                                                          JUNE 30, 2008          YEAR ENDED
INCREASE (DECREASE) IN NET ASSET VALUE:                    (UNAUDITED)       DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income................................     $  4,565,025          $ 12,636,932
Net realized gain....................................        5,387,106               544,471
Net change in unrealized appreciation/depreciation...       (7,714,945)           (3,180,241)
                                                          ------------          ------------
Net increase in net assets resulting from
  operations.........................................        2,237,186            10,001,162
                                                          ------------          ------------

----------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I............................................       (3,529,166)          (12,436,890)
  Class II...........................................               --                   (48)
  Class III..........................................               --                   (45)
Net realized gain:
  Class I............................................               --            (1,075,715)
  Class II...........................................               --                    (8)
  Class III..........................................               --                    (7)
                                                          ------------          ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders......................       (3,529,166)          (13,512,713)
                                                          ------------          ------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.......................................      (20,002,637)          (83,794,225)
                                                          ------------          ------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets.........................      (21,294,617)          (87,305,776)
Beginning of period..................................      238,556,877           325,862,653
                                                          ------------          ------------
End of period........................................     $217,262,260          $238,556,877
                                                          ============          ============

End of period undistributed (distributions in excess
  of) net investment income..........................     $  1,033,879          $     (1,980)
                                                          ============          ============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                     -----------------------------------------------------------------------
                                     SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2008    ----------------------------------------------------
                                        (UNAUDITED)       2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period..........................       $   10.32      $  10.43   $  10.50   $  10.65   $  10.59   $  11.06
                                         ---------      --------   --------   --------   --------   --------
Net investment income(1)..........            0.21          0.47       0.46       0.39       0.30       0.37
Net realized and unrealized gain
  (loss)..........................           (0.13)        (0.07)     (0.06)     (0.05)      0.14      (0.15)
                                         ---------      --------   --------   --------   --------   --------
Net increase from investment
  operations......................            0.08          0.40       0.40       0.34       0.44       0.22
                                         ---------      --------   --------   --------   --------   --------
Dividends and distributions from:
  Net investment income...........           (0.16)        (0.44)     (0.47)     (0.49)     (0.31)     (0.39)
  Net realized gain...............              --         (0.07)        --         --(2)   (0.07)     (0.30)
                                         ---------      --------   --------   --------   --------   --------
Total dividends and
  distributions...................           (0.16)        (0.51)     (0.47)     (0.49)     (0.38)     (0.69)
                                         ---------      --------   --------   --------   --------   --------
Net asset value, end of period....       $   10.24      $  10.32   $  10.43   $  10.50   $  10.65   $  10.59
                                         =========      ========   ========   ========   ========   ========

------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value..........           0.74%(4)      4.06%      3.91%      3.22%      4.13%      2.07%
                                         =========      ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses, excluding interest
  expense.........................           0.63%(5)      0.63%      0.58%      0.59%      0.58%      0.58%
                                         =========      ========   ========   ========   ========   ========
Total expenses....................           0.65%(5)      0.91%      0.58%      0.59%      0.62%      0.59%
                                         =========      ========   ========   ========   ========   ========
Net investment income.............           3.94%(5)      4.70%      4.43%      3.69%      2.84%      3.39%
                                         =========      ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)...       $ 217,262      $238,557   $325,861   $298,080   $321,209   $414,567
                                         =========      ========   ========   ========   ========   ========
Portfolio turnover................        4,389%(6)       2,305%       448%        61%       145%       213%
                                         =========      ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------



(1)  Based on average shares outstanding.

(2)  Amount is less than $(0.01) per share.

(3)  Total investment returns exclude insurance-related fees and expenses.

(4)  Aggregate total investment return.

(5)  Annualized.

(6) Includes TBA transactions; excluding these transactions the portfolio turnover would have been 2,913%.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Fund, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits uncertain variable annuity and variable life insurance contracts. BlackRock Government Income V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by quoted fair values received daily by the Fund's pricing service or through brokers. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

- FINANCIAL FUTURES CONTRACTS--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from, or pay, to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- OPTIONS--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently

--------------------------------------------------------------------------------


marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). European options are exercised at maturity date only.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

- SWAP OPTIONS--Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

- SWAPS--The Fund may enter into swap agreements in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

CREDIT DEFAULT SWAPS--The Fund may invest in credit default swaps, which are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

INTEREST RATE SWAPS--Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including

--------------------------------------------------------------------------------


delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

COLLATERALIZED MORTGAGE OBLIGATIONS: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by GNMA, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities. Classes of CMOs include interest only ("IOs"), principal only ("POs"), planned amortization classes ("PACs") and targeted amortization classes ("TACs"). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

MORTGAGE DOLLAR ROLLS: The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time the Fund enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

SHORT SALES: When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

TBA COMMITMENTS: The Fund may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA commitments

--------------------------------------------------------------------------------


are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Investments."

SEGREGATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregates assets in connection with certain investments (e.g., futures) or certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161,"Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $2,072 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

PNC Financial Services (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including check writing, anti-money laundering services, and customer identification services.

--------------------------------------------------------------------------------

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments (including paydowns, TBA transactions and excluding short-term securities), for the six months ended June 30, 2008 were $14,326,276,822 and $14,629,466,989, respectively.

Transactions in put options written for the six months ended June 30, 2008 were as follows:



--------------------------------------------------------
                                               Premiums
                                 Contracts     Received
--------------------------------------------------------
Outstanding put options
  written, beginning of
  period......................       18      $   726,806

Options written...............       34          998,775

Options closed................      (44)      (1,478,081)
                                    ---      -----------

Outstanding put options
  written, end of period......        8      $   247,500
                                    ===      ===========

--------------------------------------------------------


Transactions in call options written for the six months ended June 30, 2008 were as follows:



--------------------------------------------------------
                                               Premiums
                                 Contracts     Received
--------------------------------------------------------
Outstanding call options
  written, beginning of
  period......................       18      $   726,806

Options written...............       34          998,775

Options closed................      (44)      (1,478,081)
                                    ---      -----------

Outstanding call options
  written, end of period......        8      $   247,500
                                    ===      ===========

--------------------------------------------------------


4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows

---------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                            Shares          Amount
---------------------------------------------------------
Shares sold................      416,779     $  4,343,109

Shares issued to
  shareholders in
  reinvestment of
  dividends................      292,539        3,097,113
                              ----------     ------------

Total issued...............      709,318        7,440,222

Shares redeemed............   (2,619,408)     (27,442,859)
                              ----------     ------------

Net decrease...............   (1,910,090)    $(20,002,637)
                              ==========     ============

---------------------------------------------------------



----------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                            Shares           Amount
----------------------------------------------------------
Shares sold...............     5,776,806     $  58,205,777

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........     1,442,218        14,772,515
                             -----------     -------------

Total issued..............     7,219,024        72,978,292

Shares redeemed...........   (15,340,418)     (156,770,391)
                             -----------     -------------

Net decrease..............    (8,121,394)    $ (83,792,099)
                             ===========     =============
----------------------------------------------------------



-----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares sold.....................       6      $    56

Shares redeemed.................    (109)      (1,119)
                                    ----      -------

Net decrease....................    (103)     $(1,063)
                                    ====      =======
-----------------------------------------------------


* Class II Shares liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares sold.....................       5      $    52

Shares redeemed.................    (108)      (1,115)
                                    ----      -------

Net decrease....................    (103)     $(1,063)
                                    ====      =======

-----------------------------------------------------


* Class III Shares liquidated on December 31, 2007.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

6.  REVERSE REPURCHASE AGREEMENTS:

For the six months ended June 30, 2008, the Fund's average amount of reverse repurchase agreements outstanding was approximately $609,000 and the daily weighted average interest rate was 4.16%.

--------------------------------------------------------------------------------

     BLACKROCK HIGH INCOME V.I. FUND

     -----------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund outperformed its benchmark for the semi-annual period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The U.S. high yield market, as measured by the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index, returned (1.08)% for the first six months of 2008. After posting losses in the first quarter, high yield securities rebounded sharply in April, recorded modest gains in May and then lost ground again in June, in tandem with the U.S. equity market decline. According to Moody's Investors Service, the default rate among high yield issuers stood at 2.14% as of the end of May, up from 1.06% at the end of 2007.

  - The Fund's moderate exposure to bank loan securities--which are not represented in the benchmark--contributed to its relative outperformance for the semi-annual period. Security selection in independent energy producers and an underweight in the automotive sector also enhanced relative returns.

  - Detracting from performance was the Fund's underweight allocation to BB-rated credits and overweight in CCC-rated issues. Although lower-credit-quality securities significantly outperformed higher-quality issues during the second half of the period, the Fund's underweight position in higher-quality credits had a negative effect on the relative return earlier in the period. Security selection in the electric utility sector also hampered performance.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - We made no major strategic changes to the Fund over the six months. We maintained the Fund's defensive positioning through a moderate allocation to bank loan securities. Late in the period, as risk premiums began to widen, we reduced the Fund's cash holdings and purchased select names in the BB-rated and B-rated credit tiers. Additionally, we increased the overweight in independent energy producers during the period.

  - We remain cautious on the high yield market and the economy in general, and this is reflected in the Fund's relatively conservative positioning.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Relative to its benchmark, the Fund ended the semi-annual period underweight in BB-rated issues, slightly underweight in B-rated securities and modestly overweight in CCC-rated issues. On a sector basis, the Fund had overweight allocations to independent energy producers, metals and wireless telecommunications, while it held underweights in media-non-cable, home construction and health care. The Fund had an average credit rating of B+ and a yield of 10.15%.

  - Although default rates on high yield securities have begun to rise, the overall risk is somewhat balanced by the decent fundamental condition of many high yield issuers. While we anticipate that market volatility will continue, we believe the Fund is well positioned to mitigate these risks and provide a competitive return.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                                     LEHMAN BROTHERS
                                  BLACKROCK HIGH      U.S. CORPORATE
                                    INCOME V.I.         HIGH YIELD
                                 FUND(2)--CLASS I       2% ISSUER
                                     SHARES(1)         CAP INDEX(3)
                                 ----------------    ---------------
6/98                                   10000              10000
6/99                                    9743               9962
6/00                                    9846               9861
6/01                                    9843               9790
6/02                                    9371               9584
6/03                                   11046              11709
6/04                                   12511              12916
6/05                                   13552              14293
6/06                                   14222              14917
6/07                                   15628              16590
6/08                                   15452              16301




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund invests principally in fixed income securities with lower credit quality.

(3) This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                 STANDARDIZED         6-MONTH         ---------------------------------
                                                 30-DAY YIELD      TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                    9.21%             (0.11)%        (1.12)%       6.94%        4.45%

-----------------------------------------------------------------------------------------------------------------------

Lehman Brothers U.S. Corporate High Yield
  2% Issuer Cap Index(2)                               --              (1.08)         (1.74)        6.84         5.01
-----------------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

(2) This unmanaged Index is comprised of issues that meet the following criteria: at lease $150 million par value outstanding; maximum credit rating of Ba1; at lease one year to maturity; and no issuer represents more than 2% of the Index.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
                                                                       CORPORATE BOND
CREDIT RATING(1)                                               AND CAPITAL TRUST INVESTMENTS
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
BBB/Baa.....................................................                  6%
BB/Ba.......................................................                 31
B/B.........................................................                 51
CCC/Caa.....................................................                 10
Not Rated...................................................                  2

--------------------------------------------------------------------------------------------


(1)  Using the higher of Standard & Poor's or Moody's Investors Service ratings.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                         ACTUAL                                               HYPOTHETICAL(2)
                 ------------------------------------------------------   ------------------------------------------------------
                    BEGINNING          ENDING                                BEGINNING          ENDING
                  ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                 JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------------

Class I........       $1,000          $998.90              $3.31               $1,000         $1,021.39             $3.35

--------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.67% for Class I, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------



                                      PAR
CORPORATE BONDS                     (000)      VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE--2.0%
DRS Technologies, Inc.:
  6.875%, 11/01/13...........    $ 1,000   $  1,000,000
  6.625%, 2/01/16............        250        253,750
Hexcel Corp., 6.75%,
  2/01/15....................        210        204,225
L-3 Communications Corp.:
  5.875%, 1/15/15............         65         59,962
  Series B, 6.375%,
     10/15/15................      1,025        958,375
TransDigm, Inc., 7.75%,
  7/15/14....................        370        365,375
                                           ------------
                                              2,841,687

-------------------------------------------------------


AIRLINES--0.4%
Continental Airlines, Inc.:
  Series 1998-1-C, 6.541%,
     9/15/09.................         12         11,109
  Series 2001-1-C, 7.033%,
     12/15/12................        733        608,471
                                           ------------
                                                619,580
-------------------------------------------------------


AUTO COMPONENTS--1.6%
Allison Transmission (a):
  11%, 11/01/15..............        150        134,250
  11.25%, 11/01/15 (b).......        640        550,400
The Goodyear Tire & Rubber
  Co.:
  6.678%, 12/01/09 (c).......        150        148,875
  7.857%, 8/15/11............        270        268,312
  8.625%, 12/01/11...........        669        675,690
Lear Corp., 8.75%, 12/01/16..        540        421,200
Metaldyne Corp., 10%,
  11/01/13...................        315        163,800
                                           ------------
                                              2,362,527
-------------------------------------------------------


AUTOMOBILES--0.3%
Ford Motor Co., 8.90%,
  1/15/32....................        700        448,000
-------------------------------------------------------


BUILDING PRODUCTS--1.2%
CPG International I, Inc.,
  10.50%, 7/01/13............        600        501,000
Momentive Performance
  Materials, Inc., 11.50%,
  12/01/16...................      1,165        867,925
Ply Gem Industries, Inc.,
  11.75%, 6/15/13 (a)........        440        403,700
                                           ------------
                                              1,772,625
-------------------------------------------------------


CAPITAL MARKETS--0.7%
E*Trade Financial Corp.,
  12.50%, 11/30/17 (a).......        980      1,053,500
-------------------------------------------------------


CHEMICALS--2.2%
American Pacific Corp., 9%,
  2/01/15....................        435        425,212
CII Carbon LLC, 11.125%,
  11/15/15 (a)...............        420        413,700
Hexion U.S. Finance Corp.:
  7.176%, 11/15/14 (c).......        200        166,000
  9.75%, 11/15/14............        545        493,225
Innophos, Inc., 8.875%,
  8/15/14....................        575        575,000
MacDermid, Inc., 9.50%,
  4/15/17 (a)................        600        543,000
Terra Capital, Inc. Series B,
  7%, 2/01/17................        280        274,400
Westlake Chemical Corp.,
  6.625%, 1/15/16............        300        252,000
                                           ------------
                                              3,142,537
-------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--5.0%
Allied Waste North America,
  Inc.:
  6.375%,4/15/11.............        170        168,300
  7.875% 4/15/13.............        900        915,750
Aramark Corp., 6.373% 2/01/15
  (c)........................        365        341,275
Corrections Corp. of America:
  7.50%, 5/01/11.............        725        728,625
  6.75%,1/31/14..............        325        320,937
DI Finance Series B, 9.50%,
  2/15/13....................        457        457,000
FTI Consulting, Inc., 7.625%
  6/15/13....................        425        431,375
The Geo Group, Inc., 8.25%,
  7/15/13....................      2,250      2,295,000
Mobile Services Group, Inc.,
  9.75%, 8/01/14.............        450        432,000
PNA Intermediate Holding
  Corp., 9.676%, 2/15/13
  (b)(c).....................        155        154,225
Sally Holdings LLC, 10.50%,
  11/15/16...................        140        133,350
US Investigations Services,
  Inc., 10.50%, 11/01/15
  (a)........................        400        368,000
West Corp., 11%, 10/15/16....        520        439,400
                                           ------------
                                              7,185,237
-------------------------------------------------------


COMMUNICATIONS EQUIPMENT--0.8%
Nortel Networks Ltd.:
  10.75%, 7/15/16 (a)........        150        148,500
  6.963%, 7/15/11 (c)........      1,065      1,006,425
                                           ------------
                                              1,154,925
-------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.4%
Dycom Industries, Inc.,
  8.125%, 10/15/15...........        600        576,000
-------------------------------------------------------


CONSTRUCTION MATERIALS--0.7%
Nortek Holdings, Inc., 10%,
  12/01/13 (a)...............        600        573,000
Texas Industries, Inc.,
  7.25%, 7/15/13.............        425        422,875
                                           ------------
                                                995,875
-------------------------------------------------------


CONTAINERS & PACKAGING--1.9%
Berry Plastics Holding Corp.,
  8.875%, 9/15/14............        160        138,400
Graphic Packaging
  International Corp., 8.50%,
  8/15/11....................        375        362,812
Impress Holdings BV, 5.838%,
  9/15/13 (a)(c).............      1,290      1,173,900
Packaging Dynamics Finance
  Corp., 10%, 5/01/16 (a)....        395        262,675
Pregis Corp., 12.375%
  10/15/13...................        680        657,900
Smurfit-Stone Container
  Enterprises, Inc., 8%,
  3/15/17....................        200        160,000
                                           ------------
                                              2,755,687
-------------------------------------------------------


DISTRIBUTORS--0.5%
Buhrmann US, Inc., 8.25%,
  7/01/14....................        625        682,812
-------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--3.4%
Axcan Intermediate Holdings,
  Inc., 12.75%, 3/01/16 (a)..        280        280,000
Ford Motor Credit Co. LLC:
  5.80%, 1/12/09.............        950        907,114
  4.283%, 1/15/10 (c)........        600        528,257
  5.70%, 1/15/10.............        830        708,131
GMAC LLC:
  4.882%, 12/01/14 (c).......        540        348,497
  6.75%, 12/01/14............      1,280        845,370
  8%, 11/01/31...............        270        175,656
Leucadia National Corp.,
  8.125% 9/15/15.............        850        854,250
Southern Star Central Corp.,
  6.75%, 3/01/16 (a).........        240        228,000
                                           ------------
                                              4,875,275
-------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--4.5%
Broadview Networks Holdings,
  Inc., 11.375% 9/01/12......        380        341,050
Cincinnati Bell, Inc., 7.25%,
  7/15/13....................        640        624,000
Citizens Communications Co.,
  6.25%, 1/15/13.............        330        306,075
Qwest Communications
  International, Inc., 7.50%,
  2/15/14....................      1,250      1,187,500
Qwest Corp.:
  6.026% 6/15/13 (c).........        750        716,250
  7.50%, 6/15/23.............      1,000        890,000


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

                                      PAR
CORPORATE BONDS                     (000)      VALUE
-------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONCLUDED)
Wind Acquisition Finance SA,
  10.75%, 12/01/15 (a).......    $ 1,275   $  1,338,750
Windstream Corp.
  8.125%, 8/01/13............        500        498,750
  8.625%, 8/01/16............        500        498,750
                                           ------------
                                              6,401,125
-------------------------------------------------------


ELECTRIC UTILITIES--2.5%
Edison Mission Energy:
  7.50%, 6/15/13.............        700        694,750
  7.20%, 5/15/19.............        420        391,650
Elwood Energy LLC, 8.159%,
  7/05/26....................        166        160,130
FPL Energy National Wind
  Portfolio, LLC, 6.125%,
  3/25/19 (a)................        399        394,196
Ipalco Enterprises, Inc.:
  8.625%, 11/14/11..........         200        208,000
  7.25%, 4/01/16 (a)........         200        197,000
NSG Holdings LLC, 7.75%,
  12/15/25 (a)...............        880        866,800
Tenaska Alabama Partners LP,
  7%, 6/30/21 (a)............        686        648,542
                                           ------------
                                              3,561,068
-------------------------------------------------------


ELECTRICAL EQUIPMENT--1.2%
Superior Essex Communications
  LLC, 9%, 4/15/12...........      1,410      1,438,200
UCAR Finance, Inc., 10.25%,
  2/15/12....................        204        211,140
                                           ------------
                                              1,649,340
-------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
AES Gener SA, 7.50%,
  3/25/14....................        500        536,136
Sanmina-SCI Corp.:
  6.75%, 3/01/13.............         65         58,338
  8.125%, 3/01/16............        540        486,000
                                           ------------
                                              1,080,474
-------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.7%
Compagnie Generale de
  Geophysique-Veritas, 7.75%,
  5/15/17....................        805        806,006
North American Energy
  Partners, Inc., 8.75%,
  12/01/11...................        500        505,000
SemGroup LP, 8.75%, 11/15/15
  (a)........................      1,215      1,178,550
                                           ------------
                                              2,489,556
-------------------------------------------------------


FOOD & STAPLES RETAILING--0.4%
Rite Aid Corp., 7.50%,
  3/01/17....................        665        536,988
-------------------------------------------------------


FOOD PRODUCTS--0.2%
Smithfield Foods, Inc.,
  7.75%, 7/01/17.............        340        282,200
-------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--2.4%
Biomet, Inc.:
  10.375%, 10/15/17 (b)......        140        148,400
  11.625%, 10/15/17..........        140        148,400
Catalent Pharma Solutions,
  Inc., 9.50%, 4/15/15 (b)...        420        375,900
Hologic, Inc., 2%, 12/15/37
  (d)(e).....................        710        599,950
ReAble Therapeutics Finance
  LLC, 10.875%, 11/15/14
  (a)........................      2,180      2,180,000
                                           ------------
                                              3,452,650
-------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--2.0%
Community Health Systems,
  Inc. Series WI, 8.875%,
  7/15/15....................        520        523,250
Omnicare, Inc. Series OCR,
  3.25%, 12/15/35 (d)........        250        186,875
Tenet Healthcare Corp.,
  6.50%, 6/01/12.............      1,810      1,705,925
United Surgical Partners
  International, Inc.,
  8.875%, 5/01/17............        287        266,910
Viant Holdings, Inc.,
  10.125%, 7/15/17 (a).......        251        213,350
                                           ------------
                                              2,896,310
-------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--4.8%
American Real Estate Partners
  LP, 7.125%, 2/15/13........      1,770      1,606,275
CCM Merger, Inc., 8%, 8/01/13
  (a)........................        355        302,637
Great Canadian Gaming Corp.,
  7.25%, 2/15/15 (a).........        340        329,800
Greektown Holdings, LLC,
  10.75%, 12/01/13
  (a)(f)(g)..................        508        375,920
HRP Myrtle Beach Operations
  LLC, 7.383%, 4/01/12
  (a)(c).....................        750        645,000
Harrah's Operating Co., Inc.
  (a):
  10.75%, 2/01/16............        300        249,000
  10.75%, 2/01/18 (b)........      2,100      1,455,097
Pinnacle Entertainment, Inc.,
  7.50%, 6/15/15.............        190        145,350
Snoqualmie Entertainment
  Authority, 6.936%, 2/01/14
  (a)(c).....................        170        124,950
Travelport LLC, 7.307%
  9/01/14 (c)................        260        208,000
Tropicana Entertainment LLC
  Series WI, 9.625%, 12/15/14
  (f)(g).....................        195         92,625
Virgin River Casino Corp.,
  9%, 1/15/12................        300        213,000
Waterford Gaming LLC, 8.625%,
  9/15/14 (a)................        507        489,889
Wynn Las Vegas LLC, 6.625%,
  12/01/14...................        650        594,750
                                           ------------
                                              6,832,293
-------------------------------------------------------


HOUSEHOLD DURABLES--0.9%
Ashton Woods USA LLC, 9.50%,
  10/01/15...................        955        553,900
Jarden Corp., 7.50%,
  5/01/17....................        780        678,600
Stanley-Martin Communities
  LLC, 9.75%, 8/15/15........        225         99,000
                                           ------------
                                              1,331,500
-------------------------------------------------------


IT SERVICES--1.0%
First Data Corp., 9.875%,
  9/24/15 (a)................        495        430,650
SunGard Data Systems, Inc.,
  9.125%, 8/15/13............      1,000      1,010,000
                                           ------------
                                              1,440,650
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--4.3%
The AES Corp., 8%, 10/15/17..         10          9,800
AES Eastern Energy LP Series
  1999-A, 9%, 1/02/17........      1,351      1,442,467
Dynegy Holdings, Inc.:
  8.375%, 5/01/16............        135        130,950
  7.75%, 6/01/19.............      1,060        964,600
Energy Future Holding Corp.,
  11.25%, 11/01/17 (a)(b)....        725        728,625
NRG Energy, Inc.:
  7.25%, 2/01/14.............        750        716,250
  7.375%, 2/01/16............      1,045        983,606
Texas Competitive Electric
  Holdings Co. LLC (a):
  10.25%, 11/01/15...........        340        333,200
  10.50%, 11/01/16 (b).......        385        377,300
  Series B, 10.25%,
     11/01/15................        490        480,200
                                           ------------
                                              6,166,998
-------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

                                      PAR
CORPORATE BONDS                     (000)      VALUE
-------------------------------------------------------


INDUSTRIAL CONGLOMERATES--1.2%
Sequa Corp. (a):
  11.75%, 12/01/15...........    $   750   $    667,500
  13.50%, 12/01/15 (b).......      1,150      1,079,757
                                           ------------
                                              1,747,257
-------------------------------------------------------


INSURANCE--0.1%
USI Holdings Corp., 6.551%,
  11/15/14 (a)(c)............        220        183,700
-------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS--0.4%
True Temper Sports, Inc.,
  8.375%, 9/15/11............        975        633,750
-------------------------------------------------------


MACHINERY--1.0%
American Railcar Industries,
  Inc., 7.50%, 3/01/14.......        115        106,950
Esco Corp., 8.625%, 12/15/13
  (a)........................        410        414,100
RBS Global, Inc., 8.875%,
  9/01/16....................        220        205,700
Terex Corp., 8%, 11/15/17....        425        421,813
Titan International, Inc.,
  8%, 1/15/12................        310        303,800
                                           ------------
                                              1,452,363
-------------------------------------------------------


MARINE--0.1%
Navios Maritime Holdings,
  Inc., 9.50%, 12/15/14......        157        160,533
-------------------------------------------------------


MEDIA--7.3%
Affinion Group, Inc.:
  10.125%, 10/15/13..........        190        190,475
  11.50%, 10/15/15...........        510        508,725
CMP Susquehanna Corp.,
  9.875%, 5/15/14............        750        525,000
Cablevision Systems Corp.
  Series B, 7.133%, 4/01/09
  (c)........................      1,180      1,180,000
Charter Communications
  Holdings I, LLC, 11%,
  10/01/15...................        940        692,744
Charter Communications
  Holdings II, LLC, 10.25%,
  9/15/10....................        620        599,525
DirecTV Holdings LLC:
  8.375%, 3/15/13............        250        257,500
  7.625%, 5/15/16 (a)........      1,000        985,000
Harland Clarke Holdings
  Corp.:
  7.426%, 5/15/15 (c)........        140        103,600
  9.50%, 5/15/15.............        160        131,200
Mediacom Broadband LLC,
  8.50%, 10/15/15............        310        277,063
NTL Cable Plc:
  8.75%, 4/15/14.............        125        117,500
  9.125%, 8/15/16............        250        234,375
Network Communications, Inc.,
  10.75%, 12/01/13...........         50         38,000
Nielsen Finance LLC, 10%,
  8/01/14 (a)................      1,075      1,108,594
ProtoStar I Ltd., 12.50%,
  10/15/12 (a)(c)(d).........        580        562,914
R.H. Donnelley, Inc., 11.75%,
  5/15/15 (a)................        987        888,300
TL Acquisitions, Inc.,
  10.50%, 1/15/15 (a)........      2,345      2,028,425
                                           ------------
                                             10,428,940
-------------------------------------------------------


METALS & MINING--5.8%
Aleris International, Inc.:
  9%, 12/15/14 (b)...........        410        319,800
  10%, 12/15/16..............        375        274,687
Evraz Group SA (a):
  8.875%, 4/24/13............        400        400,480
  9.50%, 4/24/18.............        275        275,687
FMG Finance Pty Ltd.,
  10.625%, 9/01/16 (a).......        320        372,800
Foundation PA Coal Co.,
  7.25%, 8/01/14.............      1,400      1,400,000
Freeport-McMoRan Copper &
  Gold, Inc.:
  5.883%, 4/01/15 (c)........      1,000      1,009,860
  8.375%, 4/01/17............      1,535      1,619,425
Novelis, Inc., 7.25%,
  2/15/15....................      1,000        945,000
Ryerson, Inc. (a):
  10.248%, 11/01/14 (c)......        200        188,000
  12%, 11/01/15..............         50         49,625
Steel Dynamics, Inc., 7.375%
  11/01/12 (a)...............      1,100      1,100,000
Vedanta Resources Plc, 9.50%,
  7/18/18 (a)................        335        338,177
                                           ------------
                                              8,293,541
-------------------------------------------------------


MULTILINE RETAIL--0.1%
Neiman Marcus Group, Inc.,
  9%, 10/15/15 (b)...........        130        125,250
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--9.6%
Atlas Energy Resources LLC,
  10.75%, 2/01/18 (a)........        990      1,029,600
Atlas Pipeline Partners LP,
  8.75%, 6/15/18 (a).........        380        377,150
Berry Petroleum Co., 8.25%,
  11/01/16...................        525        532,875
Chaparral Energy, Inc.,
  8.50%, 12/01/15............        265        229,887
Chesapeake Energy Corp.:
  6.375%, 6/15/15............        190        179,550
  7.25%, 12/15/18............      1,650      1,604,625
Cimarex Energy Co., 7.125%,
  5/01/17....................        420        412,650
Compton Petroleum Finance
  Corp., 7.625%, 12/01/13....        420        412,650
Connacher Oil and Gas Ltd.,
  10.25%, 12/15/15 (a).......        700        738,500
Copano Energy LLC, 8.125%,
  3/01/16....................         80         80,400
Corral Finans AB, 4.213%,
  4/15/10 (a)(b).............        320        288,605
Denbury Resources, Inc.,
  7.50%, 12/15/15............        250        248,750
Dynegy Roseton Series B,
  7.67%, 11/08/16............        475        467,875
Encore Acquisition Co.,
  6.25%, 4/15/14.............        700        668,500
Forest Oil Corp.:
  7.25%, 6/15/19.............        395        379,200
  7.25%, 6/15/19 (a).........        555        532,800
Newfield Exploration Co.:
  6.625%, 4/15/16............        255        233,963
  7.125%, 5/15/18............        340        322,150
OPTI Canada, Inc.:
  7.875% 12/15/14............        280        276,500
  8.25%, 12/15/14............      1,150      1,144,250
Peabody Energy Corp., 7.375%,
  11/01/16...................         80         79,800
PetroHawk Energy Corp.,
  7.875%, 6/01/15 (a)........        450        439,313
Range Resources Corp.,
  6.375%, 3/15/15............        750        716,250
Sabine Pass LNG LP, 7.50%,
  11/30/16...................        165        148,500
SandRidge Energy, Inc. (a):
  8.625%, 4/01/15 (b)........        305        312,625
  8%, 6/01/18................        525        527,625
Southwestern Energy Co.,
  7.50%, 2/01/18 (a).........         25         25,723
Stone Energy Corp., 6.75%,
  12/15/14...................        600        526,500
Swift Energy Co., 7.125%,
  6/01/17....................        500        461,250
Whiting Petroleum Corp.,
  7.25%, 5/01/13.............        365        362,263
                                           ------------
                                             13,760,329
-------------------------------------------------------


PAPER & FOREST PRODUCTS--4.5%
Ainsworth Lumber Co. Ltd.:
  7.25%, 10/01/12............        850        391,000
  6.75%, 3/15/14.............        100         46,000
Boise Cascade LLC, 7.125%,
  10/15/14...................        195        156,000


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

                                      PAR
CORPORATE BONDS                     (000)      VALUE
-------------------------------------------------------
PAPER & FOREST PRODUCTS (CONCLUDED)
Bowater Canada Finance Corp.,
  7.95%, 11/15/11............    $   415   $    288,425
Bowater, Inc., 9%, 8/01/09...        585        541,856
Cascades, Inc., 7.25%,
  2/15/13....................        750        652,500
NewPage Corp., 10%, 5/01/12..      2,030      2,055,375
Norske Skog Canada Ltd.
  Series D, 8.625%, 6/15/11..        305        259,250
Verso Paper Holdings LLC
  Series B:
  6.623%, 8/01/14 (c)........        630        579,600
  9.125%, 8/01/14............      1,125      1,099,688
  11.375%, 8/01/16...........        335        317,413
                                           ------------
                                              6,387,107
-------------------------------------------------------


PHARMACEUTICALS--0.7%
Angiotech Pharmaceuticals,
  Inc., 6.432%, 12/01/13
  (c)........................      1,180      1,026,600
-------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--0.5%
FelCor Lodging LP, 8.50%,
  6/01/11....................        709        693,047
-------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT--0.8%
Forest City Enterprises,
  Inc., 7.625% 6/01/15.......        650        604,500
Realogy Corp.:
  10.50%, 4/15/14............        180        125,100
  11%, 4/15/14 (b)...........        670        395,300
  12.375%, 4/15/15...........         45         22,050
                                           ------------
                                              1,146,950
-------------------------------------------------------


ROAD & RAIL--0.4%
Avis Budget Car Rental LLC:
  5.176%, 5/15/14 (c)........        250        193,750
  7.625%, 5/15/14............        450        360,000
                                           ------------
                                                553,750
-------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9%
Amkor Technology, Inc.:
  7.75%, 5/15/13.............        235        217,962
  9.25%, 6/01/16.............        355        338,137
Freescale Semiconductor,
  Inc.:
  8.875%, 12/15/14...........        160        130,000
  9.125%, 12/15/14 (b).......        235        182,712
Spansion, Inc., 5.807%,
  6/01/13 (a)(c).............        480        350,400
                                           ------------
                                              1,219,211
-------------------------------------------------------


SOFTWARE--0.1%
BMS Holdings, Inc., 9.954%,
  2/15/12 (a)(b)(c)..........        204        142,873
-------------------------------------------------------


SPECIALTY RETAIL--2.3%
Asbury Automotive Group,
  Inc., 8%, 3/15/14..........        850        735,250
AutoNation, Inc., 4.713%
  4/15/13 (c)................        250        211,250
General Nutrition Centers,
  Inc.:
  7.199%, 3/15/14 (b)(c).....        250        206,406
  10.75%, 3/15/15............        960        820,800
Group 1 Automotive, Inc.,
  2.25%, 6/15/36 (d)(e)......        300        175,500
Michaels Stores, Inc., 10%,
  11/01/14...................        470        407,138
United Auto Group, Inc.,
  7.75%, 12/15/16............        885        774,375
                                           ------------
                                              3,330,719
-------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.4%
Levi Strauss & Co., 8.875%,
  4/01/16....................        550        534,875
-------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.1%
Residential Capital LLC,
  8.50%, 5/15/10 (a).........        147        123,480
-------------------------------------------------------


TOBACCO--0.5%
Vector Group Ltd., 11%,
  8/15/15....................        700        698,250
-------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--4.5%
Centennial Communications
  Corp.:
  8.541%, 1/01/13 (c)........        380        366,700
  8.125%, 2/01/14............        340        336,600
Cricket Communications, Inc.:
  9.375%, 11/01/14...........         50         48,125
  10.875%, 11/01/14..........        305        293,562
Digicel Group Ltd. (a):
  8.875%, 1/15/15............        425        401,094
  9.125%, 1/15/15 (b)........        693        651,420
FiberTower Corp., 9%,
  11/15/12 (a)(d)............        470        345,450
iPCS, Inc., 4.998%, 5/01/13
  (c)........................        695        625,500
MetroPCS Wireless, Inc.,
  9.25%, 11/01/14............      1,530      1,472,625
Nordic Telephone Co. Holdings
  ApS, 8.875%, 5/01/16 (a)...        575        563,500
Sprint Capital Corp.:
  7.625%, 1/30/11............      1,060      1,041,450
  6.875%, 11/15/28...........        240        199,800
                                           ------------
                                              6,345,826
-------------------------------------------------------

TOTAL CORPORATE BONDS--89.0%                127,575,770
-------------------------------------------------------

-------------------------------------------------------


FLOATING RATE LOAN INTERESTS
-------------------------------------------------------
AUTO COMPONENTS--0.2%
Allison Transmission Term
  Loan B, 4.48%--5.74%,
  8/07/14....................        249        221,994
Delphi Automotive Systems:
  Delay Draw Term Loan,
     8.50%, 12/31/08.........         46         43,057
  Term Loan, 8.50%,
     12/31/08................         76         71,638
                                           ------------
                                                336,689
-------------------------------------------------------


CHEMICALS--0.8%
PQ Corp. Second Lien Term
  Loan, 9.40%, 5/29/16.......      1,250      1,087,500
-------------------------------------------------------


COMMUNICATIONS EQUIPMENT--0.6%
Alltel Corp. Term Loan B1,
  5.232%, 5/16/15............        873        860,558
-------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.7%
Travelport, Inc. Term Loan,
  9.913%, 3/22/12............      1,198        952,052
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.7%
TXU Corp.:
  Term Loan B-1, 6.30%-
  6.596%, 10/10/14...........        120        110,678
  Term Loan B-2, 6.478%-
  6.596%, 10/14/29...........        249        230,025
  Term Loan B-3, 6.478%-
  6.596%, 10/10/14...........      2,280      2,106,864
                                           ------------
                                              2,447,567
-------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

                                      PAR
FLOATING RATE LOAN INTERESTS        (000)      VALUE
-------------------------------------------------------


MEDIA--2.2%
Education Media and
  Publishing:
First Lien Term Loan B,
  6.475%, 11/14/14...........    $ 1,098   $  1,005,114
Second Lien Term Loan,
  11.975%, 11/14/14..........      2,562      2,126,060
                                           ------------
                                              3,131,174
-------------------------------------------------------

TOTAL FLOATING RATE LOAN INTERESTS--6.2%      8,815,540
-------------------------------------------------------

-------------------------------------------------------


COMMON STOCKS                      SHARES
-------------------------------------------------------
AUTO COMPONENTS--0.2%
The Goodyear Tire & Rubber
  Co. (g)....................     19,936        355,459
-------------------------------------------------------


CAPITAL MARKETS--0.1%
E*Trade Financial Corp. (g)..     47,436        148,949
-------------------------------------------------------


ELECTRICAL EQUIPMENT--0.1%
Medis Technologies Ltd. (g)..     33,870        114,142
-------------------------------------------------------

TOTAL COMMON STOCKS--0.4%                       618,550
-------------------------------------------------------

-------------------------------------------------------


PREFERRED SECURITIES
-------------------------------------------------------
                                      Par
Capital Trusts                      (000)
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.6%
Citigroup, Inc., 8.40%
  (c)(h).....................    $   930        884,067
-------------------------------------------------------

TOTAL CAPITAL TRUSTS--0.6%                      884,067
-------------------------------------------------------


-------------------------------------------------------



PREFERRED STOCKS                   SHARES
-------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
PTV, Inc. Series A, 10%......         47             24
-------------------------------------------------------


INSURANCE--0.4%
American International Group,
  Inc., 8.50% (d)............     10,000        592,900
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--1.3%
EXCO Resources, Inc.:
  7% (d).....................         29   $    406,000
  11%........................         99      1,386,000
                                           ------------
                                              1,792,000
-------------------------------------------------------

TOTAL PREFERRED STOCKS--1.7%                  2,384,924
-------------------------------------------------------

TOTAL PREFERRED SECURITIES--2.3%              3,268,991
-------------------------------------------------------


-------------------------------------------------------



WARRANTS (i)
-------------------------------------------------------


MEDIA--0.0%
Virgin Media, Inc. (expires
  1/10/11)...................     22,461          1,797
-------------------------------------------------------

TOTAL WARRANTS--0.0%                              1,797
-------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$149,998,242)--97.9%                 140,280,648
-------------------------------------------------------


-------------------------------------------------------

                               BENEFICIAL
                                 INTEREST
SHORT-TERM SECURITIES               (000)
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  2.56% (j)(k)...............    $ 2,541      2,541,038
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$2,541,038)--1.8%                      2,541,038
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$152,539,280*)--99.7%.............   142,821,686

OTHER ASSETS LESS LIABILITIES--0.3%......       536,995
                                           ------------
NET ASSETS--100.0%.......................  $143,358,681
                                           ============
-------------------------------------------------------



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $152,538,251
                                     ============
Gross unrealized appreciation....    $  1,784,013
Gross unrealized depreciation....     (11,500,578)
                                     ------------
Net unrealized depreciation......    $ (9,716,565)
                                     ============



(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

(b) Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(c) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

(d)  Convertible security.

(e)  Represents a step bond.

(f)  Issuer filed for bankruptcy or is in default of interest payments.

(g)  Non-income producing security.

(h)  Security is perpetual in nature and has no stated maturity date.

(i) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------
                                     NET
                                  ACTIVITY   INTEREST
AFFILIATE                           (000)     INCOME
-----------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series............    $2,401    $106,313

-----------------------------------------------------


(k)  Represents the current yield as of report date.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments June 30, 2008 (concluded)

--------------------------------------------------------------------------------

- Swaps outstanding as of June 30, 2008 were as follows:

--------------------------------------------------------
                                  NOTIONAL
                                   AMOUNT    UNREALIZED
                                    (000)   DEPRECIATION
--------------------------------------------------------

Sold credit default protection
  on Ford Motor Company and
  receive 3.80%
  Broker, JPMorgan Chase
  Expires March 2010............   $1,000     $(158,288)

--------------------------------------------------------


- Effective January 1, 2008, the Fund adopted Financial Standards Accounting Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

  - Level 1--price quotations in active markets/exchanges for identical securities

  - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

  - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

-----------------------------------------------------------
VALUATION                  INVESTMENTS IN   OTHER FINANCIAL
INPUTS                       SECURITIES      INSTRUMENTS(1)
-----------------------------------------------------------
Level 1..................   $  1,213,247       $      --
Level 2..................    141,608,439        (158,288)
Level 3..................             --              --

-----------------------------------------------------------

TOTAL                       $142,821,686       $(158,288)
                            ============       =========



(1) Other financial instruments are swaps.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$149,998,242).............   $ 140,280,648
Investments at value--affiliated (cost--$2,541,038).................       2,541,038
Cash................................................................          22,815
Interest receivable.................................................       2,795,045
Investments sold receivable.........................................         661,911
Principal paydowns receivable.......................................         222,606
Swaps receivable....................................................           1,162
Commitment fees receivable..........................................              97
Prepaid expenses....................................................           5,933
Other assets........................................................             334
                                                                       -------------
Total assets........................................................     146,531,589
                                                                       -------------

------------------------------------------------------------------------------------

LIABILITIES:
Unrealized depreciation on swaps....................................         158,288
Investments purchased payable.......................................       1,679,304
Income dividends payable............................................         907,299
Capital shares redeemed payable.....................................         337,194
Investment advisory fees payable....................................          63,553
Other affiliates payable............................................           2,120
Officer's and Directors' fees payable...............................             100
Other accrued expenses payable......................................          24,081
Other liabilities...................................................             969
                                                                       -------------
Total liabilities...................................................       3,172,908
                                                                       -------------
------------------------------------------------------------------------------------

Net assets..........................................................   $ 143,358,681
                                                                       =============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 200,000,000 shares authorized......   $   2,059,810
Paid-in capital in excess of par....................................     349,039,156
Distributions in excess of net investment income....................         (30,403)
Accumulated net realized loss.......................................    (197,834,000)
Net unrealized appreciation/depreciation............................      (9,875,882)
                                                                       -------------

Net assets..........................................................   $ 143,358,681
                                                                       =============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $143,358,681 and 20,598,097 shares
  outstanding.......................................................   $        6.96
                                                                       =============
------------------------------------------------------------------------------------






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest (including $106,313 from affiliates)........................   $ 6,565,299
Dividends............................................................        57,408
Facility and other fees..............................................           136
                                                                        -----------
Total income.........................................................     6,622,843
                                                                        -----------

-----------------------------------------------------------------------------------

EXPENSES:
Investment advisory..................................................       390,674
Accounting services..................................................        27,442
Professional.........................................................        23,993
Printing.............................................................        16,222
Officer and Directors................................................         9,870
Custodian............................................................         9,155
Transfer agent.......................................................         2,458
Miscellaneous........................................................        18,905
                                                                        -----------
Total expenses.......................................................       498,719
                                                                        -----------
Net investment income................................................     6,124,124
                                                                        -----------
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments........................................................    (3,721,034)
  Swaps..............................................................        19,340
                                                                        -----------
                                                                         (3,701,694)
                                                                        -----------
Net change in unrealized appreciation/depreciation on:
  Investments........................................................    (2,692,492)
  Swaps..............................................................      (114,283)
  Unfunded corporate loans...........................................          (223)
                                                                        -----------
                                                                         (2,806,998)
                                                                        -----------
Total realized and unrealized loss...................................    (6,508,692)
                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................   $  (384,568)
                                                                        ===========
-----------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                             SIX MONTHS
                                                               ENDED
                                                           JUNE 30, 2008        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)     DECEMBER 31, 2007
---------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income...................................    $  6,124,124       $ 15,183,549
Net realized gain (loss)................................      (3,701,694)           310,332
Net change in unrealized appreciation/depreciation......      (2,806,998)       (10,375,248)
                                                            ------------       ------------
Net increase (decrease) in net assets resulting from
  operations............................................        (384,568)         5,118,633
                                                            ------------       ------------

---------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I...............................................      (6,146,419)       (15,351,821)
  Class II..............................................              --                (92)
  Class III.............................................              --                (90)
                                                            ------------       ------------
Decrease in net assets resulting from dividends to
  shareholders..........................................      (6,146,419)       (15,352,003)
                                                            ------------       ------------
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..........................................     (12,790,836)       (41,025,406)
                                                            ------------       ------------
---------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets............................     (19,321,823)       (51,258,776)
Beginning of period.....................................     162,680,504        213,939,280
                                                            ------------       ------------
End of period...........................................    $143,358,681       $162,680,504
                                                            ============       ============

End of period distributions in excess of net investment
  income................................................    $    (30,403)      $     (8,108)
                                                            ============       ============
---------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                  ----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2008     --------------------------------------------------------
                                     (UNAUDITED)        2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................       $   7.26            7.67    $   7.55    $   8.12    $   7.86    $   6.69
                                      --------        --------    --------    --------    --------    --------
Net investment income(1).......           0.29            0.59        0.56        0.61        0.62        0.60
Net realized and unrealized
  gain (loss)..................         (0.30)          (0.42)        0.12      (0.50)        0.25        1.20
                                      --------        --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations........         (0.01)            0.17        0.68        0.11        0.87        1.80
                                      --------        --------    --------    --------    --------    --------
Dividends from net investment
  income.......................         (0.29)          (0.58)      (0.56)      (0.68)      (0.61)      (0.63)
                                      --------        --------    --------    --------    --------    --------
Net asset value, end of
  period.......................       $   6.96            7.26    $   7.67    $   7.55    $   8.12    $   7.86
                                      ========        ========    ========    ========    ========    ========

--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.......        (0.11)%(3)        2.42%       9.44%       1.51%      11.68%      28.28%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.................          0.67%(4)        0.64%       0.60%       0.59%       0.57%       0.56%
                                      ========        ========    ========    ========    ========    ========
Net investment income..........          8.23%(4)        7.77%       7.45%       7.78%       7.77%       8.15%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................       $143,359        $162,681    $213,937    $246,483    $318,363    $335,627
                                      ========        ========    ========    ========    ========    ========
Portfolio turnover.............            34%             55%         56%         24%         55%         78%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------



(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4)  Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock High Income V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Company's Board of Directors (the "Board"). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swaps agreements are valued by quoted fair values received daily by the Fund's pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or subadvisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

- CREDIT DEFAULT SWAPS--The Fund may enter into credit default swaps, which are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

CAPITAL TRUSTS: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities

--------------------------------------------------------------------------------


characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

FLOATING RATE LOANS: The Fund invests in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered
Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

The Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recognized on the accrual basis. When the Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer's option. The Fund may invest in such loans in the form of participations in loans ("Participations") and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund's investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

PREFERRED STOCK: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

SEGREGATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., futures) or certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remain open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's BlackRock Total Return V.I. Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and .40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 2008, the aggregate average daily net assets of the Fund and the Company's BlackRock Total Return V.I. Fund was approximately $473,003,000.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $1,210 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"),an affiliate of the Advisor, under which the Advisor pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's as transfer agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including check

--------------------------------------------------------------------------------


writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2008 were $48,695,025 and $63,541,437, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:



--------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                             Shares        Amount
--------------------------------------------------------
Shares sold.................      139,295   $    977,599

Shares issued to
  shareholders in
  reinvestment of
  dividends.................      757,461      5,326,087
                               ----------   ------------

Total issued................      896,756      6,303,686

Shares redeemed.............   (2,718,582)   (19,094,522)
                               ----------   ------------

Net decrease................   (1,821,826)  $(12,790,836)
                               ==========   ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31, 2007     Shares        Amount
--------------------------------------------------------
Shares sold.................      174,377   $  1,338,555

Shares issued to
  shareholders in
  reinvestment of
  dividends.................    2,197,614     16,639,882
                               ----------   ------------

Total issued................    2,371,991     17,978,437

Shares redeemed.............   (7,828,550)   (59,001,661)
                               ----------   ------------

Net decrease................   (5,456,559)  $(41,023,224)
                               ==========   ============
--------------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007(1)     Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      12    $    92
                                     ----    -------

Shares redeemed..................    (163)    (1,183)
                                     ----    -------

Net decrease.....................    (151)   $(1,091)
                                     ====    =======
----------------------------------------------------


(1) Liquidated on December 31, 2007.

----------------------------------------------------
Class III Shares
Year Ended December 31, 2007(1)     Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      12    $    90
                                     ----    -------

Shares redeemed..................    (163)    (1,181)
                                     ----    -------

Net decrease.....................    (151)   $(1,091)
                                     ====    =======

----------------------------------------------------


(1) Liquidated on December 31, 2007.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Company may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Company may borrow up to the maximum amount allowable under the Company's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Company pays a commitment fee of 0.06% per annum based on the Company's pro rata share of the unused portion of the credit agreements, which is included in miscellaneous on the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

6.  COMMITMENTS:

The Fund may invest in floating rate loans. In connection with these investments, the Fund may, with its Advisor, also enter into unfunded corporate loans ("commitments"). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period. As of June 30, 2008, the Fund had no unfunded loan commitments.

7.  CAPITAL LOSS CARRYFORWARD:

As of December 31, 2007, the Fund had a capital loss carryforward of $192,852,805, of which $23,145,308 expires in 2008, $35,064,410 expires in 2009,
$63,839,053 expires in 2010, $44,871,728 expires in 2011, $8,918,857 expires in
2012, $12,665,469 expires in 2013 and $4,347,980 expires in 2014. This amount will be available to offset future realized capital gains.

--------------------------------------------------------------------------------

     BLACKROCK INTERNATIONAL VALUE V.I. FUND

     ------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark MSCI EAFE Index for the six-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Stock selection was the main driver of the Fund's underperformance, while sector allocation contributed positively overall. Regional allocation marginally detracted from results, mainly due to the Fund's underweight position in Japan.

  - Financials stocks continued to hamper performance, despite the Fund's underweight stance relative to the benchmark. Stock selection within diversified financials had the greatest negative impact on returns. Individual holdings that underperformed included Australian financial services firm Octaviar Ltd. and Dutch bank Fortis. The Fund's exposure to Hong Kong real estate hindered comparative performance as well.

  - In telecommunications services, stock selection and an overweight position detracted from results, as the sector suffered broadly in the first half of the semi-annual period. Selected holdings in the industrials sector also impaired performance.

  - On the positive side, Fund performance benefited from an overweight exposure and successful stock selection in the materials sector, which continued to outperform on the back of strong commodity prices. Fund exposure to steel and mining stocks, such as ArcelorMittal and Anglo American plc, contributed positively. Selected cyclical holdings in Japan, such as trading company Itouchu and industrial equipment manufacturer Kubota Corp., also aided performance.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the six months, we increased the Fund's defensive posture and added to the health care sector, purchasing pharmaceutical companies GlaxoSmithKline plc and Takeda Pharmaceutical Co. Ltd. We also increased exposure to power generators Suez SA, Fortum Oyj and E.ON AG in the utilities sector.

  - At the same time, we continued to reduce the Fund's holdings in the financials sector (especially in diversified financials and insurance), exiting positions in Prudential Plc, AXA SA, Swiss Reinsurance Co. and UBS AG. Within the automotive sector, we sold BMW and Honda Motor Co. Ltd.

  - At the regional level, we established new positions in selected emerging markets, including Russia, Brazil, Mexico and China, while we trimmed the Fund's exposure in continental Europe. Additionally, we reduced the Fund's underweight in Japan.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the six-month period overweight in materials, telecommunications and utilities, and underweight in consumer discretionary and financials. Geographically, we held underweight positions in the U.K. and Continental Europe in favor of Japan, where the Fund has a neutral weighting, and selected emerging markets, where the Fund is overweight relative to the benchmark.

  - The Fund maintains a significant large cap bias, focusing on companies that have strong balance sheets with low leverage, strong cash-generating business models and an ability to pass on price increases or cut costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                               BLACKROCK INTERNATIONAL
                                      VALUE V.I.              MORGAN STANLEY
                                   FUND(2)-CLASS I        CAPITAL INTERNATIONAL
                                      SHARES(1)               EAFE INDEX(3)
                               -----------------------    ---------------------
6/98                                     10000                     10000
6/99                                     10746                     10762
6/00                                     12038                     12608
6/01                                     11281                      9632
6/02                                     11142                      8718
6/03                                     10266                      8154
6/04                                     13853                     10794
6/05                                     15968                     12268
6/06                                     20477                     15525
6/07                                     25477                     19718
6/08                                     22288                     17625




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.

(3) This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).


Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------

                                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                             6-MONTH         ----------------------------------
                                                          TOTAL RETURNS       1 YEAR      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                            (12.17)%        (12.52)%      16.77%(2)     8.34%(2)

---------------------------------------------------------------------------------------------------------------

MSCI EAFE Index(3)                                           (10.96)         (10.61)       16.67         5.83
---------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) For a portion of the period, the Fund's Manager waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

(3) The unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
GEOGRAPHIC ALLOCATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Japan...........................................................             21%
United Kingdom..................................................             18
Germany.........................................................             14
Switzerland.....................................................             11
France..........................................................              5
Australia.......................................................              5
Italy...........................................................              4
Netherlands.....................................................              3
Luxembourg......................................................              3
Russia..........................................................              3
Spain...........................................................              2
Hong Kong.......................................................              2
Finland.........................................................              2
Norway..........................................................              2
South Korea.....................................................              1
China...........................................................              1
Singapore.......................................................              1
Mexico..........................................................              1
Brazil..........................................................              1

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------
Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                               HYPOTHETICAL(2)
                  ------------------------------------------------------   ------------------------------------------------------
                     BEGINNING          ENDING                                BEGINNING          ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------
Class I.........       $1,000          $878.30              $4.16               $1,000         $1,020.47             $4.47

---------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.89% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                     SHARES      VALUE
------------------------------------------------------
AUSTRALIA--4.6%
CONSTRUCTION & ENGINEERING--0.6%
United Group Ltd. ..........     132,910  $  1,569,240

------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.0%
Octaviar Ltd. (a) ..........   1,317,972            --
------------------------------------------------------


METALS & MINING--4.0%
BHP Billiton Ltd. ..........     144,372     6,144,548
Newcrest Mining Ltd. .......      35,488       984,899
Rio Tinto Ltd. .............      26,382     3,413,505
                                          ------------
                                            10,542,952
------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRALIA            12,112,192
------------------------------------------------------


BRAZIL--0.8%
METALS & MINING--0.8%
Companhia Vale do Rio Doce
  (Preference 'A' Shares)
  (b).......................      67,000     1,999,280
------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                1,999,280
------------------------------------------------------


CANADA--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
Nortel Networks Corp. (c)...         563         4,628
------------------------------------------------------

TOTAL COMMON STOCKS IN CANADA                    4,628
------------------------------------------------------


CAYMAN ISLANDS--0.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Shimao Property Holdings
  Ltd. .....................     764,000       879,330
------------------------------------------------------

TOTAL COMMON STOCKS IN THE CAYMAN
ISLANDS                                        879,330
------------------------------------------------------


CHINA--1.1%
COMMERCIAL BANKS--0.6%
Bank of China Ltd. .........   3,403,000     1,515,669
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.5%
China Coal Energy Co. ......     686,000     1,201,737
------------------------------------------------------

TOTAL COMMON STOCKS IN CHINA                 2,717,406
------------------------------------------------------


FINLAND--1.8%
ELECTRIC UTILITIES--1.8%
Fortum Oyj..................      92,782     4,696,221
------------------------------------------------------

TOTAL COMMON STOCKS IN FINLAND               4,696,221
------------------------------------------------------


FRANCE--5.3%
ELECTRIC UTILITIES--1.6%
Electricite de France SA....      45,056     4,268,204
------------------------------------------------------


MULTI-UTILITIES--1.6%
Suez SA.....................      62,616     4,244,594
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--2.1%
Total SA....................      64,469     5,487,513
------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE               14,000,311
------------------------------------------------------


GERMANY--13.4%
AIR FREIGHT & LOGISTICS--1.5%
Deutsche Post AG............     151,473     3,954,836
------------------------------------------------------


CHEMICALS--2.1%
Bayer AG....................      65,042     5,472,533
------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
Deutsche Telekom AG.........     302,269     4,954,268
------------------------------------------------------


ELECTRIC UTILITIES--3.4%
E.ON AG.....................      43,916     8,851,037
------------------------------------------------------


INDUSTRIAL CONGLOMERATES--2.4%
Siemens AG..................      56,116     6,221,041
------------------------------------------------------


INSURANCE--2.1%
Allianz AG Registered
  Shares....................      31,866     5,605,345
------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY              35,059,060
------------------------------------------------------


HONG KONG--1.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.8%
Cheung Kong Holdings Ltd. ..     262,000     3,543,030
New World Development
  Ltd. .....................     600,000     1,225,550
                                          ------------
                                             4,768,580
------------------------------------------------------

TOTAL COMMON STOCKS IN HONG KONG             4,768,580
------------------------------------------------------


ITALY--4.1%
COMMERCIAL BANKS--1.5%
Unicredit SpA...............     635,127     3,863,888
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--2.6%
Eni SpA.....................     185,783     6,901,915
------------------------------------------------------

TOTAL COMMON STOCKS IN ITALY                10,765,803
------------------------------------------------------


JAPAN--20.8%
AUTO COMPONENTS--1.4%
Bridgestone Corp. ..........     159,300     2,443,816
NOK Corp. ..................      80,300     1,277,921
                                          ------------
                                             3,721,737
------------------------------------------------------


AUTOMOBILES--2.2%
Toyota Motor Corp. .........     124,000     5,853,297
------------------------------------------------------


BUILDING PRODUCTS--1.2%
Nippon Sheet Glass Co.,
  Ltd. .....................     647,000     3,206,705
------------------------------------------------------


CHEMICALS--1.7%
Sumitomo Chemical Co.,
  Ltd. .....................     709,000     4,466,758
------------------------------------------------------


COMMERCIAL BANKS--2.2%
Mizuho Financial Group,
  Inc. .....................         547     2,545,100
Sumitomo Mitsui Financial
  Group, Inc. ..............         426     3,203,609
                                          ------------
                                             5,748,709
------------------------------------------------------


COMPUTERS & PERIPHERALS--1.2%
Fujitsu Ltd. ...............     438,000     3,252,509
------------------------------------------------------


CONSUMER FINANCE--1.1%
ORIX Corp. .................      19,720     2,824,435
------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
Olympus Corp. ..............      82,000     2,779,903
------------------------------------------------------


HOUSEHOLD DURABLES--1.0%
Sharp Corp. ................     165,000     2,689,710
------------------------------------------------------


MACHINERY--1.0%
Kubota Corp. ...............     345,000     2,479,477
------------------------------------------------------


OFFICE ELECTRONICS--1.4%
Ricoh Co., Ltd. ............     206,000     3,728,463
------------------------------------------------------


PHARMACEUTICALS--1.5%
Takeda Pharmaceutical Co.,
  Ltd. .....................      76,200     3,875,493
------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--2.3%
Itochu Corp. ...............     362,000     3,859,560
Sojitz Corp. ...............     664,400     2,216,342
                                          ------------
                                             6,075,902
------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--1.5%
KDDI Corp. .................         655     4,052,762
------------------------------------------------------

TOTAL COMMON STOCKS IN JAPAN                54,755,860
------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

COMMON STOCKS                     SHARES      VALUE
------------------------------------------------------


LUXEMBOURG--2.9%
METALS & MINING--2.9%
ArcelorMittal...............      58,048  $  5,704,668
Ternium SA (b)..............      44,582     1,872,444
                                          ------------
                                             7,577,112
------------------------------------------------------

TOTAL COMMON STOCKS IN LUXEMBOURG            7,577,112
------------------------------------------------------


MEXICO--1.0%
WIRELESS TELECOMMUNICATION SERVICES--1.0%
America Movil, SA de CV
  (b).......................      49,554     2,613,974
------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                2,613,974
------------------------------------------------------


NETHERLANDS--2.9%
CHEMICALS--1.9%
Akzo Nobel NV...............      73,933     5,059,522
------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--1.0%
Fortis......................     162,881     2,590,490
------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS       7,650,012
------------------------------------------------------


NORWAY--1.5%
COMMERCIAL BANKS--1.5%
DnB NOR ASA.................     319,597     4,060,207
------------------------------------------------------

TOTAL COMMON STOCKS IN NORWAY                4,060,207
------------------------------------------------------


RUSSIA--2.5%
OIL, GAS & CONSUMABLE FUELS--2.5%
LUKOIL (b)..................      32,725     3,226,685
OAO Gazprom (b).............      58,693     3,411,742
                                          ------------
                                             6,638,427
------------------------------------------------------

TOTAL COMMON STOCKS IN RUSSIA                6,638,427
------------------------------------------------------


SINGAPORE--1.0%
COMMERCIAL BANKS--1.0%
United Overseas Bank Ltd. ..     199,000     2,731,929
------------------------------------------------------

TOTAL COMMON STOCKS IN SINGAPORE             2,731,929
------------------------------------------------------


SOUTH KOREA--1.4%
CONSTRUCTION & ENGINEERING--0.2%
Hyundai Development Co. ....      12,167       616,033
------------------------------------------------------


INSURANCE--0.5%
Dongbu Insurance Co.,
  Ltd. .....................      37,820     1,387,035
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.7%
Samsung Electronics Co.,
  Ltd. .....................       3,067     1,832,344
------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH KOREA           3,835,412
------------------------------------------------------


SPAIN--1.9%
COMMERCIAL BANKS--1.9%
Banco Santander SA..........     272,658     4,974,409
------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                 4,974,409
------------------------------------------------------


SWITZERLAND--10.8%
CAPITAL MARKETS--1.4%
Credit Suisse Group AG......      81,227     3,697,210
------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
Swisscom AG.................      11,995     3,995,100
------------------------------------------------------


FOOD PRODUCTS--3.4%
Nestle SA Registered
  Shares....................     197,610     8,905,230
------------------------------------------------------


INSURANCE--1.8%
Zurich Financial Services
  AG........................      18,636     4,749,472
------------------------------------------------------


PHARMACEUTICALS--2.7%
Novartis AG Registered
  Shares....................     128,167     7,053,311
------------------------------------------------------

TOTAL COMMON STOCKS IN SWITZERLAND          28,400,323
------------------------------------------------------


UNITED KINGDOM--17.0%
AEROSPACE & DEFENSE--2.1%
BAE Systems Plc.............     634,067     5,565,397
------------------------------------------------------


FOOD PRODUCTS--2.3%
Unilever Plc................     213,874     6,076,554
------------------------------------------------------


METALS & MINING--1.8%
Anglo American Plc..........      67,549     4,744,214
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--3.3%
Royal Dutch Shell Plc Class
  B.........................     213,815     8,561,810
------------------------------------------------------


PHARMACEUTICALS--1.9%
GlaxoSmithKline Plc.........     227,753     5,034,652
------------------------------------------------------


TOBACCO--2.4%
British American Tobacco
  Plc.......................     182,154     6,283,185
------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--3.2%
Vodafone Group Plc..........   2,888,416     8,510,167
------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED
KINGDOM                                     44,775,979
------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$237,551,074)--96.9%                255,016,455
------------------------------------------------------

------------------------------------------------------


                                     PAR
SHORT-TERM SECURITIES              (000)
------------------------------------------------------
TIME DEPOSITS--0.5%
Brown Brothers Harriman &
  Co.,
  1.60%, 7/1/08.............  $    1,324  $  1,324,130
------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$1,324,130)                           1,324,130
------------------------------------------------------

TOTAL INVESTMENTS
(COST--$238,875,204*)--97.4%............   256,340,585

OTHER ASSETS LESS LIABILITIES--2.6%.....     6,806,410
                                          ------------

NET ASSETS--100.0%......................  $263,146,995
                                          ============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost....................  $241,807,810
                                    ============
Gross unrealized appreciation.....  $ 35,634,332
Gross unrealized depreciation.....   (21,101,557)
                                    ------------
Net unrealized depreciation.......  $ 14,532,775
                                    ============



(a)  Fair Value Security.

(b)  Depositary receipts.

(c)  Non-income producing security.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments June 30, 2008 (concluded)

--------------------------------------------------------------------------------

- Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                NET ACTIVITY   INTEREST
AFFILIATE                           (000)       INCOME
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC
  Cash Sweep Series...........    $(1,788)      $43,282

-------------------------------------------------------


- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets. These industry classifications are unaudited.

- Forward foreign exchange contracts purchased as of June 30, 2008 were as follows:



-------------------------------------------------------------------------------------
                                                                         UNREALIZED
FOREIGN CURRENCY             FOREIGN CURRENCY            SETTLEMENT     APPRECIATION
PURCHASED                    SOLD                           DATE       (DEPRECIATION)
-------------------------------------------------------------------------------------
AUD         5,063,380        USD        4,773,198          9/12/08        $  33,093
EUR         5,317,928        USD        8,218,538          9/12/08          122,241
USD         8,112,871        EUR        5,317,928          9/12/08         (227,908)
USD        17,577,108        GBP        9,009,051          9/12/08         (264,503)
GBP         4,258,155        USD        8,218,538          9/12/08          214,354
SGD         6,017,225        USD        4,427,034          9/12/08           11,141

-------------------------------------------------------------------------------------

TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS       $(111,582)
                                                                          =========
-------------------------------------------------------------------------------------



- Currency abbreviations:

AUD  Australian Dollar
EUR  Euro
GBP  British Pound
SGD  Singapore Dollar
USD  U.S. Dollar


- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

- Level 1--price quotations in active markets/exchanges for identical securities

- Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

- Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------
Level 1...........................    $250,089,714
Level 2...........................       6,250,871
Level 3...........................              --

---------------------------------------------------

TOTAL                                 $256,340,585
                                      ============








See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$238,875,204).............   $256,340,585
Unrealized appreciation on forward foreign currency contracts.......        380,829
Foreign currency at value (cost--$6,542,797)........................      6,635,730
Dividends receivable................................................      1,521,208
Interest receivable from affiliates.................................         10,390
Prepaid expenses....................................................         13,296
Other assets........................................................          2,269
                                                                       ------------
Total assets........................................................    264,904,307
                                                                       ------------

-----------------------------------------------------------------------------------

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts.......        492,411
Investment purchased payable........................................        720,898
Capital shares redeemed payable.....................................        299,315
Investment advisory fees payable....................................        168,671
Other affiliates payable............................................          3,245
Officer's and Directors' fees payable...............................            216
Other accrued expenses payable......................................         72,556
                                                                       ------------
Total liabilities...................................................      1,757,312
                                                                       ------------
-----------------------------------------------------------------------------------

Net assets..........................................................   $263,146,995
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSETS:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......   $  2,082,788
Paid-in capital in excess of par....................................    226,191,273
Undistributed net investment income.................................      3,079,515
Accumulated net realized gain.......................................     14,250,799
Net unrealized appreciation/depreciation............................     17,542,620
                                                                       ------------
Net assets..........................................................   $263,146,995
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $263,146,995 and 20,827,884 shares
  outstanding.......................................................   $      12.63
                                                                       ============
-----------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statement of Operations June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $676,307 foreign withholding tax)..................   $  6,337,262
Interest (including $43,282 from affiliates).........................         61,638
                                                                        ------------
Total income.........................................................      6,398,900
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory..................................................      1,100,048
Custodian............................................................         77,385
Accounting services..................................................         53,677
Printing.............................................................         32,115
Professional.........................................................         23,321
Officer and Directors................................................         12,312
Transfer agent.......................................................          2,475
Miscellaneous........................................................         12,646
                                                                        ------------
Total expenses.......................................................      1,313,979
                                                                        ------------
Net investment income................................................      5,084,921
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments..........................................................      2,564,470
Foreign currency.....................................................         (8,906)
                                                                        ------------
                                                                           2,555,564
                                                                        ------------
Net change in unrealized appreciation/depreciation on:
Investments..........................................................    (48,054,693)
Foreign currency.....................................................            418
                                                                        ------------
                                                                         (48,054,275)
                                                                        ------------
Total realized and unrealized loss...................................    (45,498,711)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................   $(40,413,790)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2008         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)      DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.................................     $  5,084,921         $  7,568,744
Net realized gain.....................................        2,555,564           83,115,001
Net change in unrealized appreciation/depreciation....      (48,054,275)         (50,442,169)
                                                           ------------         ------------
Net increase (decrease) in net assets resulting from
  operations..........................................      (40,413,790)          40,241,576
                                                           ------------         ------------

----------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.............................................               --           (8,742,357)
  Class II............................................               --                  (47)
  Class III...........................................               --                  (46)
Net realized gain:
  Class I.............................................               --          (69,708,411)
  Class II............................................               --                 (365)
  Class III...........................................               --                 (365)
                                                           ------------         ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders.......................               --          (78,451,591)
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions........................................      (43,737,816)         (19,980,421)
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..........................      (84,151,606)         (58,190,436)
Beginning of period...................................      347,298,601          405,489,037
                                                           ------------         ------------
End of period.........................................     $263,146,995         $347,298,601
                                                           ============         ============

End of period undistributed (distributions in excess
  of) net investment income...........................     $  3,079,515         $ (2,005,406)
                                                           ============         ============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                    CLASS I
                                 -----------------------------------------------------------------------------
                                 SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2008     ---------------------------------------------------------
                                    (UNAUDITED)        2007        2006        2005        2004         2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................       $   14.38       $  16.80    $  14.86    $  13.67    $  11.41     $   8.26
                                     ---------       --------    --------    --------    --------     --------
Net investment income(1)......            0.23           0.34        0.42        0.35        0.20         0.19
Net realized and unrealized
  gain (loss).................          (1.98)           1.42        3.73        1.24        2.37         3.29
                                     ---------       --------    --------    --------    --------     --------
Net increase (decrease) from
  investment operations.......          (1.75)           1.76        4.15        1.59        2.57         3.48
                                     ---------       --------    --------    --------    --------     --------
Dividends and distributions
  from:
  Net investment income.......              --         (0.50)      (0.60)      (0.40)      (0.31)       (0.33)
  Net realized gain...........              --         (3.68)      (1.61)          --          --           --
                                     ---------       --------    --------    --------    --------     --------
Total dividends and
  distributions...............              --         (4.18)      (2.21)      (0.40)      (0.31)       (0.33)
                                     ---------       --------    --------    --------    --------     --------
Net asset value, end of
  period......................       $   12.63       $  14.38    $  16.80    $  14.86    $  13.67     $  11.41
                                     =========       ========    ========    ========    ========     ========

--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value......        (12.17)%(3)      10.34%      27.91%(4)   11.68%(5)   22.54%       42.24%(6)
                                     =========       ========    ========    ========    ========     ========
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses, net of waiver
  and excluding reorganization
  expenses....................           0.89%(7)       0.87%       0.87%       0.70%       0.86%        0.87%
                                     =========       ========    ========    ========    ========     ========
Total expenses after waiver...           0.89%(7)       0.87%       0.87%       0.70%       0.86%        0.89%
                                     =========       ========    ========    ========    ========     ========
Total expenses................           0.89%(7)       0.87%       0.87%       0.88%       0.86%        0.89%
                                     =========       ========    ========    ========    ========     ========
Net investment income.........           3.46%(7)       1.91%       2.49%       2.30%       1.69%        2.08%
                                     =========       ========    ========    ========    ========     ========
--------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................       $ 263,147       $347,299    $405,486    $356,277    $373,950     $319,892
                                     =========       ========    ========    ========    ========     ========
Portfolio turnover............             44%            79%         62%         78%         62%          54%
                                     =========       ========    ========    ========    ========     ========
--------------------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.

(3) Aggregate total investment return.

(4) In 2006, approximately 0.13% of the Fund's total investment return consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

(5) In 2005, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

(6) In 2003, 0.12% of the Fund's total return consisted of voluntary reimbursements by Merrill Lynch Investment Managers, L.P. for the realized losses on foreign currency transactions.

(7) Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock International Value V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

- FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. Forward foreign currency contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the

--------------------------------------------------------------------------------


current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of capital gains are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. Federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENTS: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several Funds are pro-rated among those Funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management International Limited ("BIMIL"), an affiliate of the Advisor, under which the Advisor pays BIMIL, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $2,324 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has entered into separate Distribution Agreements and Distributions Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI")(collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including the mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

--------------------------------------------------------------------------------

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $128,239,967 and $172,846,320, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:


---------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                            Shares          Amount
---------------------------------------------------------
Shares sold................       38,056     $    506,848

Shares redeemed............   (3,369,452)     (44,244,664)
                              ----------     ------------

Net decrease...............   (3,331,396)    $(43,737,816)
                              ==========     ============

---------------------------------------------------------



---------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares           Amount
---------------------------------------------------------
Shares sold...............      165,496     $   2,940,147

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........    5,425,364        78,450,768
                             ----------     -------------

Total issued..............    5,590,860        81,390,915

Shares redeemed...........   (5,570,204)     (101,368,484)
                             ----------     -------------

Net increase (decrease)...       20,656     $ (19,977,569)
                             ==========     =============
---------------------------------------------------------



-----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................      28      $   412

Shares redeemed.................    (127)      (1,838)
                                    ----      -------

Net decrease....................     (99)     $(1,426)
                                    ====      =======
-----------------------------------------------------



* Class II Shares liquidated on December 31, 2007 and had no fund share activity for the six months ended June 30, 2008.

-----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................      28      $   411

Shares redeemed.................    (127)      (1,837)
                                    ----      -------

Net decrease....................     (99)     $(1,426)
                                    ====      =======

-----------------------------------------------------



* Class III Shares liquidated on December 31, 2007 and had no fund share activity for the six months ended June 30, 2008.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

6.  COMMITMENTS:

At June 30, 2008, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $401,000 and $37,000, respectively.

--------------------------------------------------------------------------------

     BLACKROCK LARGE CAP CORE V.I. FUND

     --------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark Russell 1000 Index for the six-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - During the first half of the period, the Fund was hurt by performance disappointments in the health care and consumer discretionary sectors. Additionally, in the energy sector, a greater emphasis on refiners versus asset-rich integrated oil and exploration production companies hampered results, as refiners had come under pressure during the six months. The largest individual detractors were UnitedHealth Group, Inc., WellPoint, Inc., Health Net, Inc., Humana, Inc. and Apollo Group, Inc. An underweight in consumer staples and utilities also hampered results.

  - Later in the period, we were able to shift our positioning in health care and energy, which aided returns. In health care, we benefited from a recovery in the managed care subsector, selling selected holdings on strength. We invested the proceeds in other healthcare industries where we saw high quality, good valuation and strong prospects for the future. In energy, we significantly trimmed our positions in refiners in favor of exploration and production companies.

  - The Fund benefited from an overall underweight in the financials sector. Within our select holdings, a focus on insurance companies versus key national and regional banks and brokerage firms, which underperformed during the period, proved advantageous as well. In particular, lack of ownership of Citigroup and Wachovia enhanced returns.

  - Allocation and stock selection in industrials and materials, along with an underweight in telecommunication services, also contributed positively. Among the top-performing holdings were Fluor Corp., CSX Corp., Monsanto Co., Occidental Petroleum Corp. and Western Digital Corp.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the period, we increased the Fund's exposure to the energy, information technology, consumer staples and health care sectors. The largest purchases included Wal-Mart Stores, Inc., Johnson & Johnson, Anadarko Petroleum Corp., Intel Corp. and Apache Corp.

  - We reduced exposure to financials, industrials and consumer discretionary. The largest sales included Cisco Systems, Inc., The Mosaic Co., McDonald's Corp. and Honeywell International, Inc.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Relative to its benchmark, the Fund ended the six-month period overweight in information technology, energy, health care and materials, and underweight financials, consumer staples, utilities, telecommunication services and consumer discretionary.

  - Credit markets have seized and oil prices have surged, yet nonfinancial earnings have held up extremely well over the past six months. We believe the economy will narrowly escape a recession, but that U.S. economic growth will remain mired between 0% and 2% levels for some time. In our opinion, inflation is a problem in emerging economies, but less so in developed markets. Many industries are still well below their first quarter lows and appear oversold, and bearish sentiment is high--a level that often coincides with market bottoms. This suggests that markets will break mid-March lows, making the current drop a potential buying opportunity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                                                    BLACKROCK LARGE       BLACKROCK LARGE
                                                       CAP CORE              CAP CORE
                                                  V.I. FUND(2)-CLASS    V.I. FUND(2)-CLASS    RUSSELL 1000(R)
                                                      I SHARES(1)          II SHARES(1)           INDEX(3)
                                                  ------------------    ------------------    ---------------
6/98                                                     10000                 10000               10000
6/99                                                     11392                 11375               12193
6/00                                                     13698                 13657               13320
6/01                                                     11412                 11360               11328
6/02                                                     10633                 10570                9302
6/03                                                     10351                 10273                9391
6/04                                                     12764                 12650               11220
6/05                                                     14655                 14629               12110
6/06                                                     16479                 16425               13209
6/07                                                     19476                 19384               15908
6/08                                                     17342                 17234               13942




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund's Class I Shares. The returns for Class II Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

(2) The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

(3) This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 1000 is a registered trademark of the Frank Russell Company.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------

                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                           6-MONTH      ----------------------------
                                                        TOTAL RETURNS    1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
Class I Shares(1)                                          (12.47)%     (10.96)%   10.87%     5.66%

----------------------------------------------------------------------------------------------------

Class II Shares(1)                                         (12.54)      (11.09)    10.90(3)   5.59(3)
----------------------------------------------------------------------------------------------------

Russell 1000 Index(2)                                      (11.20)      (12.36)     8.22      3.38
----------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

(2) This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(3) The returns for Class II shares prior to September 30, 2004 the commencement of operations of Class II shares are based upon performance of the Fund's Class I shares. The returns for Class II shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II shares.

    Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................             26%
Energy..........................................................             23
Health Care.....................................................             17
Industrials.....................................................             10
Consumer Discretionary..........................................              8
Materials.......................................................              7
Financials......................................................              5
Consumer Staples................................................              3
Telecommunication Services......................................              1

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                               HYPOTHETICAL(2)
                  ------------------------------------------------------   ------------------------------------------------------
                     BEGINNING          ENDING                                BEGINNING          ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------
Class I.........       $1,000          $875.30              $2.61               $1,000         $1,022.12             $2.82

---------------------------------------------------------------------------------------------------------------------------------

Class II........       $1,000          $874.60              $3.31               $1,000         $1,021.37             $3.57
---------------------------------------------------------------------------------------------------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for Class I and 0.71% for Class II), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                             SHARES      VALUE
--------------------------------------------------------------
AEROSPACE & DEFENSE--3.5%
Lockheed Martin Corp. (a)...........     47,000   $  4,637,020
Northrop Grumman Corp. .............     62,000      4,147,800
United Technologies Corp. ..........     71,000      4,380,700
                                                  ------------
                                                    13,165,520

--------------------------------------------------------------


BIOTECHNOLOGY--1.1%
Biogen Idec, Inc. (b)...............     74,000      4,135,860
--------------------------------------------------------------


CHEMICALS--2.6%
Monsanto Co. .......................     43,000      5,436,920
The Mosaic Co. (b)..................     29,000      4,196,300
                                                  ------------
                                                     9,633,220
--------------------------------------------------------------


COMMUNICATIONS EQUIPMENT--1.1%
Cisco Systems, Inc. (b).............     27,000        628,020
Juniper Networks, Inc. (b)..........    155,000      3,437,900
                                                  ------------
                                                     4,065,920
--------------------------------------------------------------


COMPUTERS & PERIPHERALS--7.1%
Apple, Inc. (b).....................      4,000        669,760
Hewlett-Packard Co. ................    160,000      7,073,600
International Business Machines
  Corp. ............................     73,000      8,652,690
Seagate Technology..................    173,000      3,309,490
Sun Microsystems, Inc. (b)..........    283,000      3,079,040
Western Digital Corp. (b)...........    114,000      3,936,420
                                                  ------------
                                                    26,721,000
--------------------------------------------------------------


CONSTRUCTION & ENGINEERING--1.1%
Fluor Corp. ........................     23,000      4,279,840
--------------------------------------------------------------


CONSUMER FINANCE--0.2%
Capital One Financial Corp. ........     24,000        912,240
--------------------------------------------------------------


CONTAINERS & PACKAGING--0.9%
Packaging Corp. of America..........    153,000      3,291,030
--------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
AT&T Inc. ..........................     67,000      2,257,230
--------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
Agilent Technologies, Inc. (b)......    122,000      4,335,880
--------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.1%
ENSCO International, Inc. ..........     53,000      4,279,220
--------------------------------------------------------------


FOOD & STAPLES RETAILING--2.4%
The Kroger Co. .....................     42,000      1,212,540
Wal-Mart Stores, Inc. ..............    138,000      7,755,600
                                                  ------------
                                                     8,968,140
--------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
Baxter International, Inc. .........     47,000      3,005,180
Becton Dickinson & Co. .............     18,000      1,463,400
St. Jude Medical, Inc. (b)..........     67,000      2,738,960
                                                  ------------
                                                     7,207,540
--------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--6.7%
Aetna, Inc. ........................     93,000      3,769,290
AmerisourceBergen Corp. ............     96,000      3,839,040
Express Scripts, Inc. (a)(b)........     67,000      4,202,240
McKesson Corp. .....................     78,000      4,360,980
Medco Health Solutions, Inc. (b)....    102,000      4,814,400
WellPoint, Inc. (b).................     87,000      4,146,420
                                                  ------------
                                                    25,132,370
--------------------------------------------------------------


HOUSEHOLD PRODUCTS--0.5%
The Procter & Gamble Co. ...........     32,000      1,945,920
--------------------------------------------------------------


IT SERVICES--2.1%
Accenture Ltd. Class A..............    108,000      4,397,760
Automatic Data Processing, Inc. ....     82,000      3,435,800
                                                  ------------
                                                     7,833,560
--------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--1.0%
General Electric Co. ...............    146,000      3,896,740
--------------------------------------------------------------


INSURANCE--4.6%
ACE Ltd. ...........................     26,000      1,432,340
The Allstate Corp. .................     94,000      4,285,460
Chubb Corp. ........................     71,000      3,479,710
Torchmark Corp. ....................     54,000      3,167,100
The Travelers Cos., Inc. ...........     98,000      4,253,200
UnumProvident Corp. ................     34,000        695,300
                                                  ------------
                                                    17,313,110
--------------------------------------------------------------


MACHINERY--3.8%
AGCO Corp. (b)......................     66,000      3,459,060
Cummins, Inc. ......................     64,000      4,193,280
Deere & Co. ........................     57,000      4,111,410
Parker Hannifin Corp. ..............     24,000      1,711,680
SPX Corp. ..........................      7,000        922,110
                                                  ------------
                                                    14,397,540
--------------------------------------------------------------


MEDIA--1.6%
Omnicom Group Inc. .................     10,000        448,800
Walt Disney Co. (a).................    173,000      5,397,600
                                                  ------------
                                                     5,846,400
--------------------------------------------------------------


METALS & MINING--3.3%
Freeport-McMoRan Copper & Gold, Inc.
  Class B...........................     45,000      5,273,550
Nucor Corp. ........................     63,000      4,704,210
Reliance Steel & Aluminum Co. ......     30,000      2,312,700
                                                  ------------
                                                    12,290,460
--------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--22.4%
Anadarko Petroleum Corp. ...........     66,000      4,939,440
Apache Corp. .......................     38,000      5,282,000
Chevron Corp. ......................     98,000      9,714,740
ConocoPhillips......................     88,000      8,306,320
Devon Energy Corp. .................     48,000      5,767,680
Exxon Mobil Corp. ..................    196,000     17,273,480
Frontline Limited (a)...............     14,000        976,920
Hess Corp. .........................     38,000      4,795,220
Marathon Oil Corp. .................     94,000      4,875,780
Murphy Oil Corp. ...................     48,000      4,706,400
Noble Energy, Inc. .................     43,000      4,324,080
Occidental Petroleum Corp. .........     70,000      6,290,200
Sunoco, Inc. (a)....................     70,000      2,848,300
Valero Energy Corp. (a).............     87,000      3,582,660
                                                  ------------
                                                    83,683,220
--------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.3%
International Paper Co. ............     27,000        629,100
MeadWestvaco Corp. .................     20,000        476,800
                                                  ------------
                                                     1,105,900
--------------------------------------------------------------


PHARMACEUTICALS--7.4%
Eli Lilly & Co. ....................    110,000      5,077,600
Johnson & Johnson...................    140,000      9,007,600
Merck & Co., Inc. ..................    159,000      5,992,710
Pfizer, Inc. .......................    424,000      7,407,280
                                                  ------------
                                                    27,485,190
--------------------------------------------------------------


ROAD & RAIL--0.8%
CSX Corp. ..........................     46,000      2,889,260
--------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--9.1%
Altera Corp. .......................    187,000      3,870,900
Analog Devices, Inc. ...............    124,000      3,939,480
Integrated Device Technology, Inc.
  (b)...............................    326,000      3,240,440
Intel Corp. ........................    194,000      4,167,120
Intersil Corp. Class A..............     60,000      1,459,200


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments June 30, 2008 (concluded)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

COMMON STOCKS                             SHARES      VALUE
--------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONCLUDED)
KLA-Tencor Corp. (a)................     93,000   $  3,786,030
Linear Technology Corp. (a).........    123,000      4,006,110
Novellus Systems, Inc. (b)..........     21,000        444,990
Texas Instruments, Inc. (a).........    174,000      4,899,840
Xilinx, Inc. .......................    161,000      4,065,250
                                                  ------------
                                                    33,879,360
--------------------------------------------------------------


SOFTWARE--5.5%
Microsoft Corp. ....................    368,000     10,123,680
Oracle Corp. (b)....................    288,000      6,048,000
Symantec Corp. (b)..................    222,000      4,295,700
                                                  ------------
                                                    20,467,380
--------------------------------------------------------------


SPECIALTY RETAIL--5.1%
AutoZone, Inc. (b)..................     33,000      3,993,330
Best Buy Co., Inc. .................     96,000      3,801,600
GameStop Corp. Class A (b)..........     76,000      3,070,400
The Gap, Inc. ......................    247,000      4,117,490
TJX Cos., Inc. .....................    130,000      4,091,100
                                                  ------------
                                                    19,073,920


TEXTILES, APPAREL & LUXURY GOODS--1.1%
Nike, Inc. Class B..................     67,000      3,993,870
--------------------------------------------------------------

TOTAL COMMON STOCKS
(COST $365,230,564)--100.1%                        374,486,840
--------------------------------------------------------------


--------------------------------------------------------------

                                      BENEFICIAL
                                        INTEREST
SHORT-TERM SECURITIES                      (000)
--------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Money Market Series, 2.70%
  (c)(d)(e).........................   $ 26,762     26,761,850
--------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$26,761,850)--7.2%                           26,761,850
--------------------------------------------------------------

TOTAL INVESTMENTS
(COST--$391,992,414*)--107.3%                      401,248,690

LIABILITIES IN EXCESS OF OTHER ASSETS--(7.3%)...   (27,164,601)
                                                  ------------
NET ASSETS--100.0%..............................  $374,084,089
                                                  ============
--------------------------------------------------------------


--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $394,384,090
                                     ============
Gross unrealized appreciation....    $ 39,394,459
Gross unrealized depreciation....     (32,529,859)
                                     ------------
Net unrealized appreciation......    $  6,864,600
                                     ============



(a)  Security, or a portion of security, is on loan.

(b)  Non-income producing security.

(c)  Security was purchased with the cash proceeds from securities loans.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                       NET
                                    ACTIVITY   INTEREST
AFFILIATE                             (000)     INCOME
-------------------------------------------------------
BlackRock Liquidity Series, LLC
  Money Market Series............   $(1,293)    $73,763

-------------------------------------------------------


(e)  Represents the current yield as of report date.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

- Level 1--price quotations in active markets/exchanges for identical securities

- Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

- Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------
Level 1...........................    $374,486,840
Level 2...........................      26,761,850
Level 3...........................              --

---------------------------------------------------

TOTAL                                 $401,248,690
                                      ============





See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $26,079,221) (cost--$365,230,564).................................   $374,486,840
Investments at value--affiliated (cost--$26,761,850)................     26,761,850
Foreign currency at value (cost--$370)..............................            394
Investments sold receivable.........................................      7,821,168
Dividends receivable................................................        378,453
Securities lending income receivable................................          8,885
Capital shares sold receivable......................................          1,961
Prepaid expenses....................................................         16,890
Other assets........................................................          4,817
                                                                       ------------
Total assets........................................................    409,481,258
                                                                       ------------

-----------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned..............................     26,761,850
Bank overdraft .....................................................      1,598,365
Investments purchased payable.......................................      6,411,746
Capital shares redeemed payable.....................................        430,055
Investment advisory fees payable....................................        152,439
Other affiliates payable............................................          4,341
Distribution fees payable...........................................            580
Officer's and Directors' fees payable...............................            298
Other accrued expenses payable......................................         37,495
                                                                       ------------
Total liabilities...................................................     35,397,169
                                                                       ------------
-----------------------------------------------------------------------------------

Net assets..........................................................   $374,084,089
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 200,000,000 shares authorized......   $  1,419,672
Class II Shares, $0.10 par value, 100,000,000 shares authorized.....         16,796
Paid-in capital in excess of par....................................    363,460,027
Undistributed net investment income.................................      1,925,061
Accumulated net realized loss.......................................     (1,993,767)
Net unrealized appreciation/depreciation............................      9,256,300
                                                                       ------------

Net assets..........................................................   $374,084,089
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $369,714,982 and 14,196,716 shares
  outstanding.......................................................   $      26.04
                                                                       ============
Class II--Based on net assets of $4,369,107 and 167,955 shares
  outstanding.......................................................   $      26.01
                                                                       ============
-----------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends............................................................   $  2,954,636
Securities lending...................................................         73,763
                                                                        ------------
Total income.........................................................      3,028,399
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory..................................................   $    963,081
Accounting services..................................................         71,893
Printing.............................................................         30,508
Custodian............................................................         27,275
Professional.........................................................         25,314
Officer and Directors................................................         14,055
Distribution--Class II...............................................          3,357
Transfer agent--Class I..............................................          2,443
Transfer agent--Class II.............................................             27
Miscellaneous........................................................         10,078
                                                                        ------------
Total expenses.......................................................      1,148,031
                                                                        ------------
Net investment income................................................      1,880,368
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from investments...................................     (6,146,046)
                                                                        ------------
Net change in unrealized appreciation/depreciation on:
  Investments........................................................    (53,999,758)
  Foreign currency...................................................             25
                                                                        ------------
                                                                         (53,999,733)
                                                                        ------------
Total realized and unrealized loss...................................    (60,145,779)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................   $(58,265,411)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2008         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)      DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.................................     $   1,880,368        $  4,744,692
Net realized gain (loss)..............................        (6,146,046)         63,168,884
Net change in unrealized appreciation/depreciation....       (53,999,733)        (25,818,041)
                                                           -------------        ------------
Net increase (decrease) in net assets resulting from
  operations..........................................       (58,265,411)         42,095,535
                                                           -------------        ------------

----------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.............................................                --          (4,665,247)
  Class II............................................                --             (34,740)
  Class III...........................................                --                 (12)
Net realized gain:
  Class I.............................................                --         (65,725,473)
  Class II............................................                --            (547,719)
  Class III...........................................                --                (220)
                                                           -------------        ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders.......................                --         (70,973,411)
                                                           -------------        ------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions........................................       (48,092,056)        (30,180,170)
                                                           -------------        ------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..........................      (106,357,467)        (59,058,046)
Beginning of period...................................       480,441,556         539,499,602
                                                           -------------        ------------
End of period.........................................     $ 374,084,089        $480,441,556
                                                           =============        ============
----------------------------------------------------------------------------------------------

End of period undistributed net investment income.....     $   1,925,061        $     44,693
                                                           =============        ============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                    -------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                         YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2008    --------------------------------------------------------
                                     (UNAUDITED)       2007        2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.........................      $  29.75      $  32.17    $  31.69    $  29.38    $  25.36    $  19.35
                                       --------      --------    --------    --------    --------    --------
Net investment income(1).........          0.12          0.31        0.30        0.19        0.22        0.08
Net realized and unrealized gain
  (loss).........................         (3.83)         2.41        4.34        3.68        4.04        6.02
                                       --------      --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations..........         (3.71)         2.72        4.64        3.87        4.26        6.10
                                       --------      --------    --------    --------    --------    --------
Dividends and distributions from:
  Net investment income..........            --         (0.34)      (0.32)      (0.20)      (0.24)      (0.09)
  Net realized gain..............            --         (4.80)      (3.84)      (1.36)         --          --
                                       --------      --------    --------    --------    --------    --------
Total dividends and
  distributions..................            --         (5.14)      (4.16)      (1.56)      (0.24)      (0.09)
                                       --------      --------    --------    --------    --------    --------
Net asset value, end of period...      $  26.04      $  29.75    $  32.17    $  31.69    $  29.38    $  25.36
                                       ========      ========    ========    ========    ========    ========

-------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.........       (12.47%)(3)     8.34%      14.74%      13.20%      16.79%      31.52%
                                       ========      ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...................         0.56%(4)      0.55%       0.53%       0.54%       0.53%       0.54%
                                       ========      ========    ========    ========    ========    ========
Net investment income............         0.92%(4)      0.91%       0.91%       0.62%       0.84%       0.39%
                                       ========      ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)..      $369,715      $476,467    $537,525    $538,794    $543,352    $517,720
                                       ========      ========    ========    ========    ========    ========
Portfolio turnover...............           47%           72%         72%         75%        131%        125%
                                       ========      ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------



(1)   Based on average shares outstanding.

(2)   Total investment returns exclude insurance-related fees and expenses.

(3)   Aggregate total investment return.

(4)   Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                       CLASS II
                                      -------------------------------------------------------------------------
                                        SIX MONTHS               YEAR ENDED
                                          ENDED                 DECEMBER 31,                    PERIOD
                                      JUNE 30, 2008    -----------------------------   SEPTEMBER 30, 2004(1) TO
                                       (UNAUDITED)       2007       2006       2005        DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................    $      29.74    $ 32.18    $ 31.69    $ 29.38            $ 26.07
                                       ------------    -------    -------    -------            -------
Net investment income(2)...........            0.10       0.24       0.25       0.16               0.12
Net realized and unrealized gain
  (loss)...........................          (3.83)       2.42       4.35       3.69               3.43
                                       ------------    -------    -------    -------            -------
Net increase (decrease) from
  investment operations............          (3.73)       2.66       4.60       3.85               3.55
                                       ------------    -------    -------    -------            -------
Dividends and distributions from:
  Net investment income............              --     (0.30)     (0.27)     (0.18)             (0.24)
  Net realized gain................              --     (4.80)     (3.84)     (1.36)                 --
                                       ------------    -------    -------    -------            -------
Total dividends and distributions..              --     (5.10)     (4.11)     (1.54)             (0.24)
                                       ------------    -------    -------    -------            -------
Net asset value, end of period.....    $      26.01    $ 29.74    $ 32.18    $ 31.69            $ 29.38
                                       ============    =======    =======    =======            =======

---------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value...........     (12.54)%(4)      8.16%     14.61%     13.13%             13.61%(4)
                                       ============    =======    =======    =======            =======
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.....................           0.71%(5)   0.71%      0.68%      0.69%              0.53%(5)
                                       ============    =======    =======    =======            =======
Net investment income..............           0.75%(5)   0.72%      0.75%      0.53%              1.70%(5)
                                       ============    =======    =======    =======            =======
---------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)....    $      4,369    $ 3,974    $ 1,973    $ 2,025            $     1
                                       ============    =======    =======    =======            =======
Portfolio turnover.................             47%        72%        72%        75%               131%
                                       ============    =======    =======    =======            =======
---------------------------------------------------------------------------------------------------------------



(1)   Commencement of operations.

(2)   Based on average shares outstanding.

(3)   Total investment returns exclude insurance-related fees and expenses.

(4)   Aggregate total investment return.

(5)   Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Large Cap Core V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares. Class III was liquidated on December 31, 2007 and currently is not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For the equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors of the Company (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the

--------------------------------------------------------------------------------


event of losses on investments made with cash collateral.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENTS: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several Funds are pro-rated among those Funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the following annual rates: 0.500% of the Fund's average daily net assets not exceeding $250 million; 0.450% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.400% of average daily net assets in excess of $400 million.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $3,378 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Advisor has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides a fee that is a percentage of the management fee paid by the Fund to the Advisor.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% of the average daily value of the Fund's Class II net assets.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith, Inc. ("MLPF&S") or its affiliates. As of June 30, 2008, the Fund loaned securities with a value of $12,411,791 to MLPF&S or its affiliates. Pursuant to that order, the Company has retained BIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended June 30, 2008, BIM received $18,156 in security lending agent fees.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the

--------------------------------------------------------------------------------


Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $193,393,397 and $238,717,453 respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:

---------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                            Shares          Amount
---------------------------------------------------------
Shares sold................        7,518     $    204,212

Shares redeemed............   (1,826,188)     (49,184,416)
                              ----------     ------------

Net decrease...............   (1,818,670)     (48,980,204)
                              ==========     ============

---------------------------------------------------------



---------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares           Amount
---------------------------------------------------------
Shares sold...............       58,844     $   1,955,904

Shares issued to
  shareholders in
  reinvestment of
  dividends...............    2,347,922        70,390,720
                             ----------     -------------

Total Issued..............    2,406,766        72,346,624

Shares redeemed...........   (3,098,853)     (104,923,813)
                             ----------     -------------

Net decrease..............     (692,087)    $ (32,577,189)
                             ==========     =============
---------------------------------------------------------



-------------------------------------------------------
Class II Shares
Six Months Ended June 30,
2008                             Shares        Amount
-------------------------------------------------------
Shares issued to shareholders
  in reinvestment of
  dividends..................    85,968     $ 2,287,718

Shares redeemed..............   (51,656)     (1,399,570)
                                -------     -----------

Net increase.................    34,312     $   888,148
                                =======     ===========
-------------------------------------------------------



------------------------------------------------------
Class II Shares
Year Ended December 31, 2007     Shares       Amount
------------------------------------------------------
Shares sold...................   61,992     $2,122,767

Shares issued to shareholders
  in reinvestment of
  dividends...................   19,434        582,459
                                 ------     ----------

Total Issued..................   81,426      2,705,226

Shares redeemed...............   (9,113)      (306,841)
                                 ------     ----------

Net increase..................   72,313     $2,398,385
                                 ======     ==========
------------------------------------------------------



-----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....       8      $   232

Shares redeemed.................     (54)      (1,598)
                                     ---      -------

Net decrease....................     (46)     $(1,366)
                                     ===      =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

--------------------------------------------------------------------------------

     BLACKROCK LARGE CAP GROWTH V.I. FUND

     ---------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark Russell 1000 Growth Index for the six-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - During the first half of the period, the Fund was hurt by performance disappointments in the health care services sector. A greater emphasis on refiners versus asset-rich integrated oil and exploration production companies in the energy sector also hampered results, as refiners had come under pressure during the six months. The largest individual detractors included WellPoint, Inc., Humana, Inc., UnitedHealth Group, Inc., NVIDIA Corp. and Sunoco, Inc.

  - In consumer discretionary, an underweight in the sector proved beneficial, but was offset by disappointing stock selection, as Fund holdings in diversified consumer services and specialty retailers did not perform as anticipated.

  - Later in the period, we were able to shift our positioning in health care and energy, which aided returns. In health care, we benefited from a recovery in the managed care subsector, selling selected holdings on strength. We invested the proceeds in other healthcare industries where we saw high quality, good valuation and strong prospects for the future. In energy, we significantly trimmed our positions in refiners in favor of exploration and production companies.

  - The Fund benefited from an overall underweight in the financials sector. Within our select holdings, a focus on insurance companies versus key national and regional banks and brokerage firms, which underperformed during the period, proved advantageous as well.

  - On an individual-stock basis, the most notable contributors included Flowserve Corp., Fluor Corp., Electronic Data Systems Corp. and Monsanto Co. The Fund also benefited from an underweight in Google, Inc.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the six months, we increased the Fund's exposure to information technology, consumer staples and utilities. The largest purchases included Intel Corp., Wal-Mart Stores, Inc., Occidental Petroleum Corp., Johnson & Johnson and Gilead Sciences, Inc.

  - We reduced exposure to the energy, consumer discretionary, financials and industrials sectors. The largest sales included Cisco Systems, Inc., Intel Corp., The Mosaic Co., Bristol-Myers Squibb Co. and UnitedHealth Group, Inc.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Relative to its benchmark, the Fund ended the six-month period overweight in information technology, health care and materials, and underweight in consumer staples, financials and utilities.

  - Credit markets have seized and oil prices have surged, yet nonfinancial earnings have held up extremely well over the past six months. We believe the economy will narrowly escape a recession, but that U.S. economic growth will remain mired between 0% and 2% levels for some time. In our opinion, inflation is a problem in emerging economies, but less so in developed markets. Many industries are still well below their first quarter lows and appear oversold, and bearish sentiment is high--a level that often coincides with market bottoms. This suggests that markets will break mid-March lows, making the current drop a potential buying opportunity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                            BLACKROCK LARGE       BLACKROCK LARGE
                              CAP GROWTH            CAP GROWTH
                          V.I. FUND(3)-CLASS    V.I. FUND(3)-CLASS    RUSSELL 1000(R)
                              I SHARES(1)          III SHARES(1)      GROWTH INDEX(4)
                          ------------------    ------------------    ---------------
4/30/1999(2)                     10000                 10000               10000
6/99                             10530                 10526               10372
6/00                             11622                 11588               13033
6/01                              9790                  9737                8319
6/02                              8063                  7999                6115
6/03                              7920                  7838                6295
6/04                              9688                  9567                7420
6/05                             10386                 10236                7545
6/06                             11215                 11026                8007
6/07                             12976                 12722                9531
6/08                             11300                 11048                8964




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to the May 19, 2004, the commencement of operations of Class III Shares, are based on performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(2)  Commencement of operations.

(3) The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

(4) This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values. Russell 1000 is a registered trademark of the Frank Russell Company.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                        6-MONTH         -------------------------------------------------
                                                     TOTAL RETURNS       1 YEAR      5 YEARS(3)      SINCE INCEPTION(3,4)
-------------------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                       (13.85)%        (12.92)%        7.37%                 1.34%

-------------------------------------------------------------------------------------------------------------------------

Class III Shares(1)                                     (13.96)         (13.16)         7.11(5)               1.09(5)
-------------------------------------------------------------------------------------------------------------------------

Russell 1000 Growth Index(2)                             (9.06)          (5.96)         7.32                 (1.19)
-------------------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values.

(3) For a portion of the period, the Fund's Manager waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

(4)  Commencement of operations for Class I is 4/30/99.
(5) The returns for Class III Shares prior to the May 19, 2004 the commencement of operations of Class III Shares are based upon performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

     Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................             37%
Health Care.....................................................             18
Industrials.....................................................             13
Energy..........................................................             10
Consumer Discretionary..........................................             10
Materials.......................................................              6
Consumer Staples................................................              5
Utilities.......................................................              1

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                               HYPOTHETICAL(2)
                  ------------------------------------------------------   ------------------------------------------------------
                     BEGINNING          ENDING                                BEGINNING          ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------
Class I.........       $1,000          $861.50              $3.52               $1,000         $1,021.12             $3.82

---------------------------------------------------------------------------------------------------------------------------------

Class III.......       $1,000          $860.40              $4.67               $1,000         $1,019.88             $5.07
---------------------------------------------------------------------------------------------------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.76% for Class I and 1.01% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                      SHARES      VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE--6.2%
Boeing Co. ..................     21,000   $  1,380,120
General Dynamics Corp. ......     22,000      1,852,400
Honeywell International,
  Inc. ......................     40,000      2,011,200
Lockheed Martin Corp. .......     27,000      2,663,820
Northrop Grumman Corp. ......     25,000      1,672,500
United Technologies Corp. ...     16,000        987,200
                                           ------------
                                             10,567,240

-------------------------------------------------------


BIOTECHNOLOGY--3.8%
Amgen, Inc.(a)...............     37,000      1,744,920
Biogen Idec, Inc.(a).........     31,000      1,732,590
Gilead Sciences, Inc.(a).....     55,000      2,912,250
                                           ------------
                                              6,389,760
-------------------------------------------------------


CHEMICALS--3.1%
Monsanto Co. ................     27,000      3,413,880
The Mosaic Co.(a)............     13,000      1,881,100
                                           ------------
                                              5,294,980
-------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--1.1%
Waste Management, Inc. ......     49,000      1,847,790
-------------------------------------------------------


COMMUNICATIONS EQUIPMENT--1.1%
Cisco Systems, Inc.(a).......      6,000        139,560
Juniper Networks, Inc.(a)....     75,000      1,663,500
                                           ------------
                                              1,803,060
-------------------------------------------------------


COMPUTERS & PERIPHERALS--9.5%
Apple, Inc.(a)...............      2,000        334,880
Hewlett-Packard Co. .........    101,000      4,465,210
International Business
  Machines Corp. ............     41,000      4,859,730
Lexmark International, Inc.
  Class A(a).................     51,000      1,704,930
Seagate Technology...........     83,000      1,587,790
Sun Microsystems, Inc.(a)....    118,000      1,283,840
Western Digital Corp.(a).....     54,000      1,864,620
                                           ------------
                                             16,101,000
-------------------------------------------------------


CONSTRUCTION & ENGINEERING--1.2%
Fluor Corp. .................     11,000      2,046,880
-------------------------------------------------------


CONTAINERS & PACKAGING--0.6%
Packaging Corp. of America...     45,000        967,950
-------------------------------------------------------


ELECTRICAL EQUIPMENT--0.6%
Roper Industries, Inc. ......     16,000      1,054,080
-------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--2.2%
Agilent Technologies,
  Inc.(a)....................     57,000      2,025,780
Mettler Toledo International,
  Inc.(a)....................     18,000      1,707,480
                                           ------------
                                              3,733,260
-------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.2%
ENSCO International, Inc. ...     25,000      2,018,500
-------------------------------------------------------


FOOD & STAPLES RETAILING--4.0%
CVS Caremark Corp. ..........     64,000      2,532,480
Wal-Mart Stores, Inc. .......     76,000      4,271,200
                                           ------------
                                              6,803,680
-------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--2.8%
Baxter International, Inc. ..     43,000      2,749,420
St. Jude Medical, Inc.(a)....     50,000      2,044,000
                                           ------------
                                              4,793,420
-------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--7.1%
Aetna, Inc. .................     45,000      1,823,850
Express Scripts, Inc.(a).....     33,000      2,069,760
Laboratory Corp. of America
  Holdings(a)................     26,000      1,810,380
McKesson Corp. ..............     36,000      2,012,760
Medco Health Solutions,
  Inc.(a)....................     52,000      2,454,400
WellPoint, Inc.(a)...........     38,000      1,811,080
                                           ------------
                                             11,982,230
-------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.2%
McDonald's Corp. ............     37,000      2,080,140
-------------------------------------------------------


HOUSEHOLD DURABLES--0.6%
NVR, Inc.(a).................      2,000      1,000,160
-------------------------------------------------------


IT SERVICES--2.8%
Accenture Ltd. Class A.......     59,000      2,402,480
Electronic Data Systems
  Corp. .....................     69,000      1,700,160
Paychex, Inc. ...............     22,000        688,160
                                           ------------
                                              4,790,800
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.1%
NRG Energy, Inc.(a)..........     42,000      1,801,800
-------------------------------------------------------


MACHINERY--4.1%
Cummins, Inc. ...............     32,000      2,096,640
Deere & Co. .................     23,000      1,658,990
Flowserve Corp. .............     13,000      1,777,100
Parker Hannifin Corp. .......     19,000      1,355,080
                                           ------------
                                              6,887,810
-------------------------------------------------------


MEDIA--2.3%
Omnicom Group Inc. ..........     45,000      2,019,600
Walt Disney Co. .............     59,000      1,840,800
                                           ------------
                                              3,860,400
-------------------------------------------------------


METALS & MINING--2.1%
Freeport-McMoRan Copper &
  Gold, Inc.
  Class B....................     15,000      1,757,850
Nucor Corp. .................     24,000      1,792,080
                                           ------------
                                              3,549,930
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--8.8%
Exxon Mobil Corp. ...........     44,000      3,877,720
Hess Corp. ..................     20,000      2,523,800
Noble Energy, Inc. ..........     19,000      1,910,640
Occidental Petroleum Corp. ..     40,000      3,594,400
Sunoco, Inc.(b)..............     32,000      1,302,080
Valero Energy Corp. .........     42,000      1,729,560
                                           ------------
                                             14,938,200
-------------------------------------------------------


PERSONAL PRODUCTS--1.1%
The Estee Lauder Cos., Inc.
  Class A....................     39,000      1,811,550
-------------------------------------------------------


PHARMACEUTICALS--4.9%
Eli Lilly & Co. .............     40,000      1,846,400
Johnson & Johnson............     45,000      2,895,300
Merck & Co., Inc. ...........     61,000      2,299,090
Pfizer, Inc. ................     67,000      1,170,490
                                           ------------
                                              8,211,280
-------------------------------------------------------



SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--10.5%
Altera Corp. ................     89,000      1,842,300
Analog Devices, Inc. ........     60,000      1,906,200
Integrated Device Technology,
  Inc.(a)....................    156,000      1,550,640
Intel Corp. .................     49,000      1,052,520
Intersil Corp. Class A.......     38,000        924,160
KLA-Tencor Corp. ............     44,000      1,791,240
Linear Technology Corp. .....     59,000      1,921,630
Novellus Systems, Inc.(a)....     81,000      1,716,390
Silicon Laboratories,
  Inc.(a)....................     13,000        469,170
Texas Instruments, Inc. .....     92,000      2,590,720
Xilinx, Inc. ................     77,000      1,944,250
                                           ------------
                                             17,709,220
-------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments June 30, 2008 (concluded)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                      SHARES      VALUE
-------------------------------------------------------


SOFTWARE--10.6%
CA, Inc. ....................     76,000   $  1,754,840
Compuware Corp.(a)...........    192,000      1,831,680
Microsoft Corp. .............    263,000      7,235,130
Oracle Corp.(a)..............    175,000      3,675,000
Symantec Corp.(a)............     87,000      1,683,450
Synopsys, Inc.(a)............     71,000      1,697,610
                                           ------------
                                             17,877,710
-------------------------------------------------------


SPECIALTY RETAIL--4.2%
AutoZone, Inc.(a)............     15,000      1,815,150
Best Buy Co., Inc. ..........     48,000      1,900,800
GameStop Corp. Class A(a)....     36,000      1,454,400
TJX Cos., Inc.(b)............     64,000      2,014,080
                                           ------------
                                              7,184,430
-------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--1.3%
Nike, Inc. Class B...........     37,000   $  2,205,570
-------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$170,749,777)--100.1%                169,312,830
-------------------------------------------------------


                               BENEFICIAL
                                 INTEREST
SHORT-TERM SECURITIES               (000)
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Money Market Series,
  2.70%(c)(d)(e).............   $  2,724      2,724,150
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$2,724,150)--1.6%                      2,724,150
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$173,473,927*)--101.7%               172,036,980

LIABILITIES IN EXCESS OF OTHER
ASSETS--(1.7)%...........................    (2,886,777)
                                           ------------
NET ASSETS--100.0%.......................  $169,150,203
                                           ============
-------------------------------------------------------


--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $173,686,805
                                     ============
Gross unrealized appreciation....    $ 12,898,929
Gross unrealized depreciation....     (14,548,754)
                                     ------------
Net unrealized depreciation......    $ (1,649,825)
                                     ============



(a)  Non-income producing security.

(b)  Security, or a portion of security, is on loan.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------
                                      NET
                                   ACTIVITY   INTEREST
AFFILIATE                            (000)     INCOME
------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series..............       --     $  178
BlackRock Liquidity Series, LLC
  Money Market Series............   $1,239     $9,407

------------------------------------------------------


(d)  Security was purchased with the cash proceeds from securities loans.

(e)  Represents the current yield as of report date.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

- Level 1--price quotations in active markets/exchanges for identical securities

- Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

- Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------
Level 1...........................    $169,312,830
Level 2...........................       2,724,150
Level 3...........................              --

---------------------------------------------------

TOTAL                                 $172,036,980
                                      ============







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $2,708,751)
  (cost--$170,749,777)..............................................    $169,312,830
Investments at value--affiliated (cost--$2,724,150).................       2,724,150
Investments sold receivable.........................................       8,872,074
Dividends receivable................................................         111,835
Capital shares sold receivable......................................          15,420
Securities lending income receivable................................           1,206
Prepaid expenses....................................................           7,316
                                                                        ------------
  Total assets......................................................     181,044,831
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned..............................       2,724,150
Bank Overdraft......................................................         885,197
Investments purchased payable.......................................       7,920,888
Capital shares redeemed payable.....................................         251,442
Investment advisory fees payable....................................          94,478
Other affiliates payable............................................           2,315
Distribution fee payable............................................             729
Officer's and Directors' fees payable...............................             132
Accrued expenses payable............................................          15,163
Other liabilities...................................................             134
                                                                        ------------
Total liabilities...................................................      11,894,628
                                                                        ------------
------------------------------------------------------------------------------------

Net assets..........................................................    $169,150,203
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......    $  1,512,886
Class III Shares, $0.10 par value, 100,000,000 shares authorized....          31,723
Paid-in capital in excess of par....................................     204,630,753
Undistributed net investment income.................................         297,859
Accumulated net realized loss.......................................     (35,886,071)
Net unrealized appreciation/depreciation............................      (1,436,947)
                                                                        ------------
Net assets..........................................................    $169,150,203
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $165,688,364 and 15,128,855 shares
  outstanding.......................................................    $      10.95
                                                                        ============
Class III--Based on net assets of $3,461,839 and 317,231 shares
  outstanding.......................................................    $      10.91
                                                                        ============
------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...........................................................    $    987,621
Securities lending..................................................           9,407
Interest from affiliates............................................             178
                                                                        ------------
Total income........................................................         997,206
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................         589,951
Accounting services.................................................          34,364
Printing............................................................          17,940
Professional........................................................          17,528
Custodian...........................................................          14,834
Officer and Directors...............................................          10,537
Distribution fees--Class III........................................           4,374
Transfer agent fees--Class I........................................           2,384
Transfer agent fees--Class III......................................              47
Miscellaneous.......................................................           7,388
                                                                        ------------
Total expenses......................................................         699,347
                                                                        ------------
Net investment income...............................................         297,859
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS:
Net realized loss from investments..................................      (4,400,437)
Net change in unrealized appreciation/depreciation on investments...     (24,874,549)
                                                                        ------------
Net realized and unrealized loss....................................     (29,274,986)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(28,977,127)
                                                                        ============
------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                        SIX MONTHS ENDED
                                                          JUNE 30, 2008          YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                         (UNAUDITED)       DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income................................     $    297,859          $    596,898
Net realized gain (loss).............................       (4,400,437)           22,254,300
Net change in unrealized appreciation/depreciation...      (24,874,549)           (5,062,441)
                                                          ------------          ------------
Net increase (decrease) in net assets resulting from
  operations.........................................      (28,977,127)           17,788,757
                                                          ------------          ------------

----------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I............................................               --              (597,967)
  Class II...........................................               --                    (2)
  Class III..........................................               --                (2,031)
                                                          ------------          ------------
Decrease in net assets resulting from dividends to
  shareholders.......................................               --              (600,000)
                                                          ------------          ------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.......................................      (14,042,549)          (23,937,251)
                                                          ------------          ------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets.........................      (43,019,676)           (6,748,494)
Beginning of period..................................      212,169,879           218,918,373
                                                          ------------          ------------
End of period........................................     $169,150,203          $212,169,879
                                                          ============          ============

End of period undistributed net investment income....     $    297,859                    --
                                                          ------------          ------------
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                      CLASS I
                                   ----------------------------------------------------------------------------
                                   SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                     JUNE 30, 2008     --------------------------------------------------------
                                      (UNAUDITED)        2007        2006        2005        2004        2003
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period........................       $   12.71       $  11.76    $  11.00    $   9.96    $   9.26    $   6.91
                                       ---------       --------    --------    --------    --------    --------
Net investment income
  (loss)(1).....................            0.02           0.03        0.03        0.02        0.02      (0.03)
Net realized and unrealized gain
  (loss)........................          (1.78)           0.96        0.76        1.04        0.70        2.38
                                       ---------       --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations.........          (1.76)           0.99        0.79        1.06        0.72        2.35
                                       ---------       --------    --------    --------    --------    --------
Dividends from net investment
  income........................              --         (0.04)      (0.03)      (0.02)      (0.02)          --
                                       ---------       --------    --------    --------    --------    --------
Net asset value, end of period..       $   10.95       $  12.71    $  11.76    $  11.00    $   9.96    $   9.26
                                       =========       ========    ========    ========    ========    ========

---------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value........        (13.85)%(3)       8.39%       7.21%      10.64%       7.80%      34.01%
                                       =========       ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses after waiver and
  excluding reorganization
  expenses......................           0.76%(4)       0.76%       0.76%       0.60%       0.79%       1.02%
                                       =========       ========    ========    ========    ========    ========
Total expenses after waiver.....           0.76%(4)       0.76%       0.76%       0.60%       0.79%       1.03%
                                       =========       ========    ========    ========    ========    ========
Total expenses..................           0.76%(4)       0.76%       0.76%       0.77%       0.79%       1.03%
                                       =========       ========    ========    ========    ========    ========
Net investment income (loss)....           0.33%(4)       0.28%       0.30%       0.20%       0.23%     (0.39%)
                                       =========       ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000).........................       $ 165,688       $208,573    $215,808    $205,406    $181,406    $ 86,697
                                       =========       ========    ========    ========    ========    ========
Portfolio turnover..............             61%            86%        116%        105%        155%        141%
                                       =========       ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------



(1)   Based on average shares outstanding.

(2)   Total investment returns exclude insurance-related fees and expenses.

(3)   Aggregate total investment return.

(4)   Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                      CLASS III
                                      -------------------------------------------------------------------------
                                      SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,
                                        JUNE 30, 2008     -------------------------------    MAY 19, 2004(1) TO
                                         (UNAUDITED)        2007        2006       2005       DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................       $   12.68       $  11.74    $ 10.99    $   9.95          $  8.92
                                          ---------       --------    -------    --------          -------
Net investment income (loss)(2)....            0.01             --(3)      --(4)       --(3)          0.02
Net realized and unrealized gain
  (loss)...........................          (1.78)           0.95       0.76        1.04             1.02
                                          ---------       --------    -------    --------          -------
Net increase (decrease) from
  investment operations............          (1.77)           0.95       0.76        1.04             1.04
                                          ---------       --------    -------    --------          -------
Dividends from net investment
  income...........................              --         (0.01)     (0.01)          --(3)        (0.01)
                                          ---------       --------    -------    --------          -------
Net asset value, end of period.....       $   10.91       $  12.68    $ 11.74    $  10.99          $  9.95
                                          =========       ========    =======    ========          =======

---------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(5)
Based on net asset value...........        (13.96)%(6)       8.07%      6.88%      10.47%           11.68%(6)
                                          =========       ========    =======    ========          =======
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses after waiver........           1.01%(7)       1.01%      1.01%       0.84%            1.05%(7)
                                          =========       ========    =======    ========          =======
Total expenses.....................           1.01%(7)       1.01%      1.01%       1.02%            1.05%(7)
                                          =========       ========    =======    ========          =======
Net investment income (loss).......           0.09%(7)     (0.01)%      0.02%     (0.01)%            0.28%(7)
                                          =========       ========    =======    ========          =======
---------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)....       $   3,462       $  3,597    $ 3,109    $  1,387          $   431
                                          =========       ========    =======    ========          =======
Portfolio turnover.................             61%            86%       116%        105%             155%
                                          =========       ========    =======    ========          =======
---------------------------------------------------------------------------------------------------------------



(1)   Commencement of operations.

(2)   Based on average shares outstanding.

(3)   Amount is less than $(.01) per share.

(4)   Amount is less than $.01 per share.

(5)   Total investment returns exclude insurance-related fees and expenses.

(6)   Aggregate total investment return.

(7)   Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Large Cap Growth V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-ended management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class II was liquidated on December 31, 2007 and currently is not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors of the Company (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the

--------------------------------------------------------------------------------


event of losses on investments made with cash collateral.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several Funds are pro-rated among those Funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides a fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $1,454 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The Fund pays the Distributor ongoing distribution fees each month at an annual rate of .25% of the average daily value of the Fund's Class III net assets.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith or its affiliates. As of June 30, 2008, the Fund loaned securities with a value of $1,135,251. Pursuant to that order, the Company has retained BIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended June 30, 2008, BIM received $2,344 in security lending agent fees.

PNC Global Investment Servicing (U.S.) Inc, formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including the mailing of shareholder reports,

--------------------------------------------------------------------------------


dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $112,651,379 and $126,236,771 respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:



----------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                            Shares       Dollar Amount
----------------------------------------------------------
Shares sold................      325,068      $  3,671,820

Shares redeemed............   (1,600,679)      (18,084,069)
                              ----------      ------------

Net decrease...............   (1,275,611)     $(14,412,249)
                              ==========      ============

----------------------------------------------------------



----------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                            Shares       Dollar Amount
----------------------------------------------------------
Shares sold................      932,004      $ 11,793,004

Shares issued to
  shareholders in
  reinvestment of
  dividends................       46,680           597,967
                              ----------      ------------

Total Issued...............      978,684        12,390,971

Shares redeemed............   (2,924,931)      (36,560,948)
                              ----------      ------------

Net decrease...............   (1,946,247)     $(24,169,977)
                              ==========      ============
----------------------------------------------------------



---------------------------------------------------------
Class II(1) Shares
Year Ended December 31, 2007     Shares     Dollar Amount
---------------------------------------------------------
Shares issued to shareholders
  in reinvestment of
  dividends...................       --(2)     $     2
                                 ------        -------

Shares redeemed...............     (114)        (1,452)
                                 ------        -------

Net decrease..................   (113.9)       $(1,450)
                                 ======        =======
---------------------------------------------------------


(1) Liquidated on December 31, 2007.
(2) Amount is less than 1 share.


----------------------------------------------------------
Class III Shares
Six Months Ended June 30, 2008    Shares     Dollar Amount
----------------------------------------------------------
Shares sold...................    55,505       $ 624,019

Shares redeemed...............   (21,847)       (254,319)
                                 -------       ---------

Net increase..................    33,658       $ 369,700
                                 =======       =========

----------------------------------------------------------



----------------------------------------------------------
Class III Shares
Year Ended December 31, 2007     Shares      Dollar Amount
----------------------------------------------------------
Shares sold..................    161,320      $ 1,989,376

Shares issued to shareholders
  in reinvestment of
  dividends..................        159            2,031
                                --------      -----------

Total issued.................    161,479        1,991,407

Shares redeemed..............   (142,852)      (1,757,231)
                                --------      -----------

Net increase.................     18,627      $   234,176
                                ========      ===========
----------------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

6.  CAPITAL LOSS CARRYFORWARD:

On December 31, 2007, the Fund had a net capital loss carryforward of $31,272,756, of which $11,016,370 expires in 2008, $19,237,460 expires in 2009 and $1,018,926 expires in 2012. This amount will be available to offset any future realized capital gains.

--------------------------------------------------------------------------------

     BLACKROCK LARGE CAP VALUE V.I. FUND

     ---------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund outperformed the benchmark Russell 1000 Value Index for the six-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - During the first half of the period, the Fund was hurt by performance disappointments in the health care services sector. A greater emphasis on refiners versus asset-rich integrated oil and exploration production companies in the energy sector also hampered results, as refiners had come under pressure during the six months. Additionally, underweighting utilities and consumer staples did not produce the results we anticipated. The most notable individual detractors were WellPoint, Inc., The NASDAQ OMX Group Inc., Sunoco, Inc., Qwest Communications International, Inc. and Valero Energy Corp.

  - Later in the period, we were able to shift our positioning in health care and energy, which aided returns. In health care, we benefited from a recovery in the managed care subsector, selling selected holdings on strength. We invested the proceeds in other health care industries where we saw high quality, good valuation and strong prospects for the future. In energy, we significantly trimmed our positions in refiners in favor of exploration and production companies.

  - In consumer discretionary, an underweight position proved advantageous. The Fund also benefited from an overall underweight in the financials sector. Within our select holdings, a focus on insurance companies versus key national and regional banks and brokerage firms, which underperformed during the period, proved advantageous as well. On an individual-stock basis, the top-performing holdings included CSX Corp., Reliance Steel & Aluminum Co., ENSCO International, Inc. and SPX Corp.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the six-month period, we increased the Fund's exposure to health care, energy and industrials. The largest purchases included Johnson & Johnson, Devon Energy Corp., Apache Corp., Anadarko Petroleum Corp. and The Allstate Corp.

  - We reduced exposure to the financials, telecommunication services and materials sectors. The largest sales included American International Group, Inc., Exxon Mobil Corp., McDonald's Corp., Occidental Petroleum Corp. and Loews Corp.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Relative to its benchmark, the Fund ended the six-month period overweight in information technology, energy, industrials, health care and materials, and underweight in financials, consumer staples, utilities, telecommunication services and consumer discretionary.

  - Credit markets have seized and oil prices have surged, yet nonfinancial earnings have held up extremely well over the past six months. We believe the economy will narrowly escape a recession, but that U.S. economic growth will remain mired between 0% and 2% levels for some time. In our opinion, inflation is a problem in emerging economies, but less so in developed markets. Many industries are still well below their first quarter lows and appear oversold, and bearish sentiment is high--a level that often coincides with market bottoms. This suggests that markets will break mid-March lows, making the current drop a potential buying opportunity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                              BLACKROCK LARGE       BLACKROCK LARGE
                                                 CAP VALUE             CAP VALUE
                                            V.I. FUND(3)-CLASS    V.I. FUND(3)-CLASS    RUSSELL 1000(R)
                                                I SHARES(1)          II SHARES(1)        VALUE INDEX(4)
                                            ------------------    ------------------    ---------------
4/23/2001(2)                                       10000                 10000               10000
6/01                                               10460                 10457               10225
6/02                                               10570                 10551                9309
6/03                                               10059                 10026                9214
6/04                                               12949                 12887               11162
6/05                                               15539                 15616               12731
6/06                                               17917                 18006               14271
6/07                                               21601                 21654               17391
6/08                                               18619                 18656               14126




 (1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund's Class I Shares. The returns for Class II Shares however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

 (2) Commencement of operations.

 (3) The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.

 (4) This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values. Russell 1000 is a registered trademark of the Frank Russell Company.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------

                                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                                         --------------------------------------------
                                                         6-MONTH
                                                      TOTAL RETURNS       1 YEAR      5 YEARS      SINCE INCEPTION(3)
---------------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                        (11.04)%        (13.81)%      13.11%             9.03%

---------------------------------------------------------------------------------------------------------------------

Class II Shares(1)                                       (11.09)         (13.85)       13.22(4)           9.06(4)
---------------------------------------------------------------------------------------------------------------------

Russell 1000 Value Index(2)                              (13.57)         (18.78)        8.92              4.92
---------------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

(2) This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

(3)   Commencement of operations for Class I is 4/23/01.

(4) The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares are based on performance of the Fund's Class I Shares. The returns for Class II Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Energy..........................................................             28%
Financials......................................................             15
Health Care.....................................................             14
Industrials.....................................................             14
Information Technology..........................................             13
Materials & Processing..........................................              5
Consumer Discretionary..........................................              5
Consumer Staples................................................              3
Telecommunication Services......................................              2
Utilities.......................................................              1

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                               HYPOTHETICAL(2)
                  ------------------------------------------------------   ------------------------------------------------------
                     BEGINNING          ENDING                                BEGINNING          ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------
Class I.........       $1,000          $889.60              $4.09               $1,000         $1,020.57             $4.37

---------------------------------------------------------------------------------------------------------------------------------

Class II........       $1,000          $889.10              $4.79               $1,000         $1,019.83             $5.12
---------------------------------------------------------------------------------------------------------------------------------


(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.87% for Class I and 1.02% for Class II), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                    SHARES      VALUE
-----------------------------------------------------
AEROSPACE & DEFENSE--6.3%
General Dynamics Corp. .......   27,000  $  2,273,400
Honeywell International,
  Inc. .......................    4,000       201,120
L-3 Communications Holdings,
  Inc. .......................   17,000     1,544,790
Lockheed Martin Corp. ........   16,000     1,578,560
Northrop Grumman Corp. .......   28,000     1,873,200
Raytheon Co. .................   31,000     1,744,680
                                         ------------
                                            9,215,750

-----------------------------------------------------


BIOTECHNOLOGY--2.3%
Amgen, Inc.(a)................   41,000     1,933,560
Biogen Idec, Inc.(a)..........   26,000     1,453,140
                                         ------------
                                            3,386,700
-----------------------------------------------------


CHEMICALS--0.6%
The Dow Chemical Co. .........   25,000       872,750
-----------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--1.2%
Waste Management, Inc. .......   47,000     1,772,370
-----------------------------------------------------


COMPUTERS & PERIPHERALS--4.3%
Hewlett-Packard Co. ..........   35,000     1,547,350
International Business
  Machines Corp. .............   12,000     1,422,360
Lexmark International, Inc.
  Class A(a)..................    5,000       167,150
QLogic Corp.(a)...............   17,000       248,030
Seagate Technology............   47,000       899,110
Sun Microsystems, Inc.(a).....   49,000       533,120
Western Digital Corp.(a)......   44,000     1,519,320
                                         ------------
                                            6,336,440
-----------------------------------------------------


CONSUMER FINANCE--1.2%
Capital One Financial Corp. ..   47,000     1,786,470
-----------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--3.4%
JPMorgan Chase & Co. .........  111,000     3,808,410
The NASDAQ Stock Market,
  Inc.(a).....................   45,000     1,194,750
                                         ------------
                                            5,003,160
-----------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--2.2%
AT&T Inc. ....................   51,000     1,718,190
CenturyTel, Inc. .............   44,000     1,565,960
                                         ------------
                                            3,284,150
-----------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
Agilent Technologies,
  Inc.(a).....................   40,000     1,421,600
-----------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.0%
ENSCO International, Inc. ....   18,000     1,453,320
-----------------------------------------------------


FOOD & STAPLES RETAILING--2.4%
BJ's Wholesale Club, Inc.(a)..   39,000     1,509,300
Wal-Mart Stores, Inc. ........   36,000     2,023,200
                                         ------------
                                            3,532,500
-----------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--3.4%
AmerisourceBergen Corp. ......   40,000     1,599,600
Medco Health Solutions,
  Inc.(a).....................   34,000     1,604,800
WellPoint, Inc.(a)............   36,000     1,715,760
                                         ------------
                                            4,920,160
-----------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.8%
McDonald's Corp. .............   21,000     1,180,620
-----------------------------------------------------


HOUSEHOLD DURABLES--0.2%
Ryland Group, Inc. ...........   13,000       283,530
-----------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.1%
NRG Energy, Inc.(a)...........   36,000     1,544,400
-----------------------------------------------------


INDUSTRIAL CONGLOMERATES--2.3%
General Electric Co. .........  124,000     3,309,560
-----------------------------------------------------


INSURANCE--9.6%
ACE Ltd. .....................   35,000     1,928,150
The Allstate Corp. ...........   47,000     2,142,730
American Financial Group,
  Inc. .......................   40,000     1,070,000
Chubb Corp. ..................   40,000     1,960,400
The Hanover Insurance Group,
  Inc. .......................   13,000       552,500
MetLife, Inc. ................   12,000       633,240
The Progressive Corp. ........   23,000       430,560
Torchmark Corp. ..............   10,000       586,500
The Travelers Cos., Inc. .....   47,000     2,039,800
UnumProvident Corp. ..........   78,000     1,595,100
W.R. Berkley Corp. ...........   48,000     1,159,680
                                         ------------
                                           14,098,660
-----------------------------------------------------


INTERNET & CATALOG RETAIL--0.8%
Expedia, Inc.(a)..............   65,000     1,194,700
-----------------------------------------------------


MACHINERY--2.9%
AGCO Corp.(a).................   24,000     1,257,840
Deere & Co. ..................   21,000     1,514,730
SPX Corp. ....................   11,000     1,449,030
                                         ------------
                                            4,221,600
-----------------------------------------------------


MEDIA--1.6%
Walt Disney Co. ..............   73,000     2,277,600
-----------------------------------------------------


METALS & MINING--3.7%
Carpenter Technology Corp. ...   24,000     1,047,600
Freeport-McMoRan Copper &
  Gold, Inc. Class B..........    7,000       820,330
Nucor Corp. ..................   26,000     1,941,420
Reliance Steel & Aluminum
  Co. ........................   21,000     1,618,890
                                         ------------
                                            5,428,240
-----------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--27.0%
Anadarko Petroleum Corp. .....   32,000     2,394,880
Apache Corp. .................   20,000     2,780,000
Chevron Corp. ................   64,000     6,344,320
ConocoPhillips................   54,000     5,097,060
Devon Energy Corp. ...........   23,000     2,763,680
Exxon Mobil Corp. ............  119,000    10,487,470
Hess Corp. ...................   12,000     1,514,280
Marathon Oil Corp. ...........   47,000     2,437,890
Noble Energy, Inc. ...........   19,000     1,910,640
Occidental Petroleum Corp. ...   17,000     1,527,620
Sunoco, Inc. .................   27,000     1,098,630
Valero Energy Corp. ..........   31,000     1,276,580
                                         ------------
                                           39,633,050
-----------------------------------------------------


PAPER & FOREST PRODUCTS--1.0%
International Paper Co. ......   63,000     1,467,900
-----------------------------------------------------


PHARMACEUTICALS--8.1%
Eli Lilly & Co. ..............   44,000     2,031,040
Johnson & Johnson.............   61,000     3,924,740
Merck & Co., Inc. ............   44,000     1,658,360
Pfizer, Inc. .................  245,000     4,280,150
                                         ------------
                                           11,894,290
-----------------------------------------------------


ROAD & RAIL--1.0%
CSX Corp. ....................   24,000     1,507,440
-----------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.2%
Integrated Device Technology,
  Inc.(a).....................   37,000       367,780
Intel Corp. ..................   77,000     1,653,960
Intersil Corp. Class A........   48,000     1,167,360
KLA-Tencor Corp. .............   37,000     1,506,270
Novellus Systems, Inc.(a).....   71,000     1,504,490
                                         ------------
                                            6,199,860
-----------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments June 30, 2008 (concluded)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

COMMON STOCKS                    SHARES      VALUE
-----------------------------------------------------


SOFTWARE--3.8%
BMC Software, Inc.(a).........   43,000  $  1,548,000
Compuware Corp.(a)............  168,000     1,602,720
Symantec Corp.(a).............  100,000     1,935,000
Synopsys, Inc.(a).............   20,000       478,200
                                         ------------
                                            5,563,920
-----------------------------------------------------


SPECIALTY RETAIL--1.9%
The Gap, Inc. ................   93,000     1,550,310
RadioShack Corp. .............   97,000     1,190,190
                                         ------------
                                            2,740,500


THRIFTS & MORTGAGE FINANCE--0.9%
Hudson City Bancorp, Inc. ....   81,000     1,351,080
-----------------------------------------------------

TOTAL INVESTMENTS
(COST--$138,725,391*)--100.2%..........   146,882,320
LIABILITIES IN EXCESS OF OTHER
  ASSETS--(0.2)%.......................      (359,344)
                                         ------------
NET ASSETS--100.0%.....................  $146,522,976
                                         ============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $138,927,079
                                     ============
Gross unrealized appreciation....    $ 22,146,928
Gross unrealized depreciation....     (14,191,687)
                                     ------------
Net unrealized appreciation......    $  7,955,241
                                     ============



(a)  Non-income producing security.

- Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------
                                       NET    INTEREST
AFFILIATE                           ACTIVITY   INCOME
------------------------------------------------------
Black Rock Liquidity Series, LLC
  Cash Sweep Series...............     --      $6,162
Black Rock Liquidity Series, LLC
  Money Market Series.............     --      $    6

------------------------------------------------------


- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. This definition may not apply for purposes of this report, which may report, which may combine industry sub-classifications for reporting ease.

- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

 - Level 1--price quotations in active markets/exchanges for identical securities

 - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

 - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------
Level 1..........................     $146,882,320
Level 2..........................               --
Level 3..........................               --

---------------------------------------------------

TOTAL                                 $146,882,320
                                      ============






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (identified cost--$138,725,391)..   $146,882,320
Investments sold receivable.........................................      7,658,581
Dividends receivable................................................        148,560
Capital shares sold receivable......................................          8,036
Other assets........................................................          4,350
Interest receivable from affiliates.................................            388
Securities lending income receivable................................              6
Prepaid expenses....................................................          7,374
                                                                       ------------
Total assets........................................................    154,709,615
                                                                       ------------

-----------------------------------------------------------------------------------

LIABILITIES:
Bank overdraft......................................................      1,084,692
Investments purchased payable.......................................      6,773,323
Capital shares redeemed payable.....................................        228,800
Investment advisory fees payable....................................         94,826
Other affiliates payable............................................          2,260
Officer's and Directors' fees payable...............................            126
Distribution fee payable............................................             80
Other accrued expenses payable......................................          2,532
                                                                       ------------
Total liabilities...................................................      8,186,639
-----------------------------------------------------------------------------------

Net assets..........................................................   $146,522,976
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......   $  1,230,860
Class II Shares, $0.10 par value, 100,000,000 shares authorized.....          5,328
Paid-in capital in excess of par....................................    131,896,649
Undistributed net investment income.................................        787,875
Accumulated net realized gain.......................................      4,445,335
Net unrealized appreciation/depreciation............................      8,156,929
                                                                       ------------
Net assets..........................................................   $146,522,976
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $145,890,814 and 12,308,604 shares
  outstanding.......................................................   $      11.85
                                                                       ============
Class II--Based on net assets of $632,162 and 53,281 shares
  outstanding.......................................................   $      11.86
                                                                       ============
-----------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends............................................................   $  1,482,199
Interest from affiliates.............................................          6,162
Securities lending...................................................              6
                                                                        ------------
Total income.........................................................      1,488,367
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory..................................................   $    623,686
Accounting services..................................................         33,201
Custodian............................................................         18,660
Professional.........................................................         17,997
Printing.............................................................         13,470
Officer and Directors................................................         10,237
Transfer agent fees--Class I.........................................          2,446
Transfer agent fees--Class II........................................              9
Distribution--Class II...............................................            421
Miscellaneous........................................................          7,536
                                                                        ------------
Total expenses.......................................................        727,663
                                                                        ------------
Net investment income................................................        760,704
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from investments...................................      1,843,636
Net change in unrealized appreciation/depreciation on investments....    (23,711,712)
                                                                        ------------
Total realized and unrealized loss...................................    (21,868,076)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................   $(21,107,372)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2008         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)      DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.................................     $    760,704         $  2,127,177
Net realized gain.....................................        1,843,636           31,721,160
Net change in unrealized appreciation/depreciation....      (23,711,712)         (20,032,262)
                                                           ------------         ------------
Net increase (decrease) in net assets resulting from
  operations..........................................      (21,107,372)          13,816,075
                                                           ------------         ------------

----------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.............................................               --           (2,099,972)
  Class II............................................               --                  (21)
  Class III...........................................               --                  (13)
Net realized gain:
  Class I.............................................               --          (30,721,071)
  Class II............................................               --                 (416)
  Class III...........................................               --                 (245)
                                                           ------------         ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders.......................               --          (32,821,738)
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions........................................      (36,006,567)          (8,907,392)
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..........................      (57,113,939)         (27,913,055)
Beginning of period...................................      203,636,915          231,549,970
                                                           ------------         ------------
End of period.........................................     $146,522,976         $203,636,915
                                                           ============         ============

End of period undistributed net investment income.....     $    787,875         $     27,171
                                                           ============         ============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                    -------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                         YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2008    --------------------------------------------------------
                                     (UNAUDITED)       2007        2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.........................     $   13.32      $  14.98    $  14.31    $  13.36    $  11.90    $   8.92
                                      ---------      --------    --------    --------    --------    --------
Net investment income(1).........          0.06          0.15        0.12        0.09        0.12        0.06
Net realized and unrealized gain
  (loss).........................        (1.53)          0.75        2.16        2.19        2.31        2.97
                                      ---------      --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations..........        (1.47)          0.90        2.28        2.28        2.43        3.03
                                      ---------      --------    --------    --------    --------    --------
Dividends and distributions from:
  Net investment income..........            --        (0.16)      (0.13)      (0.08)      (0.11)      (0.05)
  Net realized gain..............            --        (2.40)      (1.48)      (1.25)      (0.86)          --
                                      ---------      --------    --------    --------    --------    --------
Total dividends and
  distributions..................            --        (2.56)      (1.61)      (1.33)      (0.97)      (0.05)
                                      ---------      --------    --------    --------    --------    --------
Net asset value, end of period...     $   11.85      $  13.32    $  14.98    $  14.31    $  13.36    $  11.90
                                      =========      ========    ========    ========    ========    ========

-------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.........      (11.04)%(3)      5.88%      16.01%      17.39%      20.38%      33.98%
                                      =========      ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...................         0.87%(4)      0.86%       0.83%       0.85%       0.85%       0.85%
                                      =========      ========    ========    ========    ========    ========
Net investment income............         0.91%(4)      0.93%       0.81%       0.64%       0.91%       0.56%
                                      =========      ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)..     $ 145,891      $203,634    $231,547    $214,033    $148,484    $106,439
                                      =========      ========    ========    ========    ========    ========
Portfolio turnover...............           37%           75%         68%         74%        116%        128%
                                      =========      ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------



(1)   Based on average shares outstanding.

(2)   Total investment returns exclude insurance-related fees and expenses.

(3)   Aggregate total investment return.

(4)   Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------

                                                                       CLASS II
                                      --------------------------------------------------------------------------
                                        SIX MONTHS               YEAR ENDED
                                          ENDED                 DECEMBER 31,                     PERIOD
                                      JUNE 30, 2008    -----------------------------    SEPTEMBER 30, 2004(1) TO
                                       (UNAUDITED)       2007       2006       2005       TO DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................     $   13.34      $ 14.98    $ 14.31    $ 13.36             $ 12.70
                                        ---------      -------    -------    -------             -------
Net investment income(2)...........          0.04         0.17       0.12       0.09                0.04
Net realized and unrealized gain
  (loss)...........................        (1.52)         0.71       2.16       2.19                1.59
                                        ---------      -------    -------    -------             -------
Net increase (decrease) from
  investment operations............        (1.48)         0.88       2.28       2.28                1.63
                                        ---------      -------    -------    -------             -------
Dividends and distributions from:
  Net investment income............            --       (0.12)     (0.13)     (0.08)              (0.11)
  Net realized gain................            --       (2.40)     (1.48)     (1.25)              (0.86)
                                        ---------      -------    -------    -------             -------
Total dividends and distributions..            --       (2.52)     (1.61)     (1.33)              (0.97)
                                        ---------      -------    -------    -------             -------
Net asset value, end of period.....     $   11.86      $ 13.34    $ 14.98    $ 14.31             $ 13.36
                                        =========      =======    =======    =======             =======

----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value...........      (11.09)%(4)     5.70%     16.01%     17.39%              12.80%(4)
                                        =========      =======    =======    =======             =======
----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.....................         1.02%(5)     0.99%      0.86%      0.85%               0.85%(5)
                                        =========      =======    =======    =======             =======
Net investment income..............         0.63%(5)     0.88%      0.80%      0.67%               1.31%(5)
                                        =========      =======    =======    =======             =======
----------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)....     $     632      $     3    $     2    $     1             $     1
                                        =========      =======    =======    =======             =======
Portfolio turnover.................           37%          75%        68%        74%                116%
                                        =========      =======    =======    =======             =======
----------------------------------------------------------------------------------------------------------------



(1)   Commencement of operations.

(2)   Based on average shares outstanding.

(3)   Total investment returns exclude insurance-related fees and expenses.

(4)   Aggregate total investment return.

(5)   Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch"), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Large Cap Value V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares. Class III Shares liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF SECURITIES: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized securities exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors of the Company (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of

--------------------------------------------------------------------------------


borrower default or in the event of losses on investments made with cash collateral.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENTS: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several Funds are pro-rated among those Funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $1,361 for certain accounting services, which is included in accounting services expenses in the Statement of Operations.

In addition, the Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides a fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% of the average daily value of the Fund's Class II net assets.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended June 30, 2008, BIM received $2 in securities lending agent fees from the Fund.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares

--------------------------------------------------------------------------------


of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $62,493,364 and $96,974,529, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:


--------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                             Shares        Amount
--------------------------------------------------------
Shares sold.................      833,044   $ 10,151,390

Shares redeemed.............   (3,809,772)   (46,824,883)
                               ----------   ------------

Net decrease................   (2,976,728)  $(36,673,493)
                               ==========   ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31, 2007     Shares        Amount
--------------------------------------------------------
Shares sold.................      448,425   $  7,113,722

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........    2,447,506     32,821,043
                               ----------   ------------

Total issued................    2,895,931     39,934,765

Shares redeemed.............   (3,071,971)   (48,843,103)
                               ----------   ------------

Net decrease................     (176,040)  $ (8,908,338)
                               ==========   ============
--------------------------------------------------------



-----------------------------------------------------
Class II Shares
Six Months Ended June 30, 2008    Shares     Amount
-----------------------------------------------------
Shares sold...................   104,100   $1,295,251

Shares redeemed...............   (51,025)    (628,325)
                                 -------   ----------

Net increase..................    53,075   $  666,926
                                 =======   ==========
-----------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007       Shares    Amount
----------------------------------------------------
Shares sold.....................    1,965   $ 32,347

Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................       33        437
                                   ------   --------

Total Issued....................    1,998     32,784

Shares redeemed.................   (1,894)   (30,473)
                                   ------   --------

Net increase....................      104   $  2,311
                                   ======   ========
----------------------------------------------------



----------------------------------------------------
Class III Shares for the Year
Ended
December 31, 2007*                  Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................      19    $   258

Shares redeemed..................    (122)    (1,623)
                                     ----    -------

Net decrease.....................    (103)   $(1,365)
                                     ====    =======
----------------------------------------------------



*   Class III liquidated on December 31, 2007.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

--------------------------------------------------------------------------------

     BLACKROCK MONEY MARKET V.I. FUND

     ------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                         ACTUAL                                               HYPOTHETICAL(2)
                 ------------------------------------------------------   ------------------------------------------------------
                    BEGINNING          ENDING                                BEGINNING          ENDING
                  ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                 JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------------

Class I               $1,000         $1,014.60             $2.94               $1,000         $1,021.82             $2.95

--------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.59% for Class I, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Fund Profile

--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION AS A PERCENT OF NET ASSETS*                  6/30/08    12/31/07
--------------------------------------------------------------------------------------
Certificates of Deposit........................................       15%        19%
Commercial Paper...............................................       61         68
Funding Agreements.............................................        3          4
Corporate Notes................................................        3          3
Repurchase Agreements..........................................        2          4
U.S. Government, Agency and Instrumentality Obligations........        8         --

--------------------------------------------------------------------------------------
* Totals may not equal 100%.



----------------------------------------------------------------------------------
                                                                            AS OF
CURRENT SEVEN-DAY YIELD                                                    6/30/08
----------------------------------------------------------------------------------
Class I................................................................      2.12%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------




                                                 INTEREST    MATURITY      PAR
ISSUE                                                RATE      DATE       (000)         VALUE
------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--15.3%

------------------------------------------------------------------------------------------------

AMERICAN EXPRESS BANK, FSB                           2.65%   8/14/2008   $ 3,000    $  3,000,000
                                                     2.58    8/21/2008     3,000       3,000,000
                                                     2.69    9/02/2008     3,000       3,000,000
                                                     2.80    9/10/2008     3,000       3,000,000
------------------------------------------------------------------------------------------------

CITIBANK, NA                                         2.87    7/28/2008     8,000       8,000,000
                                                     2.62    8/13/2008     4,700       4,700,000
------------------------------------------------------------------------------------------------

U.S. BANK, NA                                        2.77   10/27/2008     5,000       5,000,000
------------------------------------------------------------------------------------------------

WACHOVIA BANK, NA                                    2.79    9/25/2008    10,000      10,000,000
                                                   2.91(a)   5/01/2009     1,800       1,800,000
------------------------------------------------------------------------------------------------

                                                  TOTAL CERTIFICATES OF DEPOSIT       41,500,000
------------------------------------------------------------------------------------------------

COMMERCIAL PAPER(B)--61.4%
------------------------------------------------------------------------------------------------

AMSTEL FUNDING CORP.                                 2.85    7/09/2008     4,500       4,497,150
                                                     2.78    9/04/2008     4,000       3,979,922
------------------------------------------------------------------------------------------------

AMSTERDAM FUNDING CORP.                              2.72    7/11/2008    12,000      11,990,933
------------------------------------------------------------------------------------------------

ATLANTIS ONE FUNDING CORP.                           2.73    7/03/2008     3,500       3,499,469
                                                     2.81    9/15/2008     1,000         994,068
------------------------------------------------------------------------------------------------

BANK OF AMERICA CORP.                                2.84    7/07/2008     3,000       2,998,580
                                                     3.80    7/11/2008     2,115       2,112,768
                                                     2.56    8/26/2008     1,600       1,593,628
                                                    2.925   11/25/2008     2,500       2,470,141
                                                     2.72   12/05/2008     3,000       2,964,413
------------------------------------------------------------------------------------------------

CAFCO, LLC                                           2.61    8/21/2008     6,000       5,977,815
------------------------------------------------------------------------------------------------

CANCARA ASSET SECURITIZATION LLC                     2.65    8/04/2008     7,000       6,982,481
------------------------------------------------------------------------------------------------

CHARTA, LLC                                          2.83    9/17/2008     1,000         993,868
------------------------------------------------------------------------------------------------

CIESCO, LLC                                          2.63    8/05/2008     2,000       1,994,886
                                                     2.65    8/07/2008     2,000       1,994,553
------------------------------------------------------------------------------------------------

CLIPPER RECEIVABLES CO. LLC                     2.80-2.86    8/04/2008    12,000      11,967,700
------------------------------------------------------------------------------------------------

CRC FUNDING, LLC                                     2.91    7/28/2008     4,000       3,991,270
------------------------------------------------------------------------------------------------

GENERAL ELECTRIC CAPITAL CORP.                       2.60   10/14/2008     6,000       5,954,500
                                                     2.63   10/20/2008     5,000       4,959,454
------------------------------------------------------------------------------------------------

ING AMERICA INSURANCE HOLDINGS, INC.                 2.45    7/01/2008     8,000       8,000,000
                                                     2.70    9/26/2008     3,000       2,980,425
------------------------------------------------------------------------------------------------

JPMORGAN CHASE & CO.                                 2.50    8/11/2008     1,000         997,153
                                                     2.45   10/01/2008    10,000       9,937,389
                                                     2.50   10/14/2008     2,000       1,985,417
------------------------------------------------------------------------------------------------

LIBERTY STREET FUNDING CORP. LLC                     2.87    9/25/2008     1,000         993,144
------------------------------------------------------------------------------------------------

METLIFE, INC.                                        2.10    7/09/2008     4,000       3,998,133
------------------------------------------------------------------------------------------------

MONT BLANC CAPITAL CORP.                             2.89    9/09/2008     5,500       5,469,093
------------------------------------------------------------------------------------------------

PALISADE CP PROGRAM                                  2.95    8/05/2008     1,100       1,096,845
------------------------------------------------------------------------------------------------

RANGER FUNDING CO. LLC                               2.90    7/21/2008    13,000      12,979,056
------------------------------------------------------------------------------------------------

SCALDIS CAPITAL LLC                                  2.57    7/02/2008     2,000       1,999,857
                                                     2.58    7/22/2008     2,000       1,996,990
                                                     2.55    7/25/2008     5,000       4,991,500
------------------------------------------------------------------------------------------------

SOLITAIRE FUNDING LLC                           2.65-2.75    8/07/2008    10,500      10,471,094
------------------------------------------------------------------------------------------------

SURREY FUNDING CORP.                                 2.83    7/16/2008     2,000       1,997,642
------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

                                                 INTEREST    MATURITY      PAR
ISSUE                                                RATE      DATE       (000)         VALUE
------------------------------------------------------------------------------------------------

TICONDEROGA FUNDING LLC                              2.48%   7/21/2008   $ 6,000    $  5,991,733
                                                     2.60    7/25/2008     5,000       4,991,333
------------------------------------------------------------------------------------------------

YORKTOWN CAPITAL, LLC                                2.60    8/18/2008     1,000         996,533
                                                     2.70    9/10/2008     3,000       2,984,025
------------------------------------------------------------------------------------------------

                                                  TOTAL COMMERCIAL PAPER             166,774,961
------------------------------------------------------------------------------------------------

FUNDING AGREEMENTS--2.7%
------------------------------------------------------------------------------------------------

METROPOLITAN LIFE INSURANCE CO.(C)                2.659(a)   4/01/2009     5,000       5,000,000
------------------------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE CO.(C)                     2.92(a)   4/13/2009     2,395       2,395,000
------------------------------------------------------------------------------------------------

                                                  TOTAL FUNDING AGREEMENTS             7,395,000
------------------------------------------------------------------------------------------------

CORPORATE NOTES--2.9%
------------------------------------------------------------------------------------------------

GOLDMAN SACHS GROUP, INC.(D)                      2.521(a)   9/12/2008     4,100       4,100,000
------------------------------------------------------------------------------------------------

ING USA GLOBAL FUNDING TRUST VI                   3.143(a)   6/19/2009       625         625,000
------------------------------------------------------------------------------------------------

METLIFE GLOBAL FUNDING, INC.(D)                   2.571(a)   9/12/2008     1,750       1,750,000
                                                   2.50(a)  10/06/2008     1,500       1,500,000
------------------------------------------------------------------------------------------------

                                                  TOTAL CORPORATE NOTES                7,975,000
------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
OBLIGATIONS--8.0%
------------------------------------------------------------------------------------------------

FANNIE MAE DISCOUNT NOTES                         2.495(b)   8/20/2008       635         632,799
                                                   2.49(b)   9/08/2008     1,345       1,338,581
                                                   2.49(b)   9/10/2008       825         820,949
------------------------------------------------------------------------------------------------

FEDERAL HOME LOAN BANK DISCOUNT NOTES              2.50(b)   8/06/2008     2,170       2,164,575
------------------------------------------------------------------------------------------------

FEDERAL HOME LOAN BANK VARIABLE RATE NOTES        2.623(a)   3/20/2009     1,615       1,616,081
                                                  2.402(a)   8/13/2009     1,700       1,700,000
                                                  2.376(a)   8/14/2009     2,500       2,499,720
------------------------------------------------------------------------------------------------

FREDDIE MAC DISCOUNT NOTES                         2.50(b)   8/18/2008       685         682,717
                                                   2.57(b)  12/29/2008     4,000       3,948,314
------------------------------------------------------------------------------------------------

FREDDIE MAC VARIABLE RATE NOTES                   2.669(a)   9/25/2009     3,995       3,993,548
                                                  2.313(a)   9/28/2009     2,415       2,414,256
------------------------------------------------------------------------------------------------

                                                  TOTAL U.S. GOVERNMENT AGENCY
                                                  & INSTRUMENTALITY OBLIGATIONS       21,811,540
------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--2.2%
------------------------------------------------------------------------------------------------



                                                                       PAR
                                         ISSUE                       (000)
-----------------------------------------------------------------------------------------
                     Deutsche Bank Securities Inc., purchased on    $5,965
                       6/30/08 to yield 2.50% to 7/01/08,
                       repurchase price $5,965,414,
                       collateralized by Freddie Mac Discount
                       Note, 3/30/09.............................               5,965,000
-----------------------------------------------------------------------------------------

                     TOTAL REPURCHASE AGREEMENTS                                5,965,000
-----------------------------------------------------------------------------------------

                     TOTAL INVESTMENTS
                     (COST--$251,421,501*)--92.5%................             251,421,501

                     OTHER ASSETS LESS LIABILITIES--7.5%.........              20,298,893
                                                                             ------------

                     NET ASSETS--100.0%..........................            $271,720,394
                                                                             ============
-----------------------------------------------------------------------------------------


*   Cost for federal income tax purposes.

(a) Variable rate security. Rate is as of report date. Maturity shown is the final maturity date.

(b)  The interest rates shown reflect the discount rates at time of purchase.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments June 30, 2008 (concluded)

--------------------------------------------------------------------------------

(c) Restricted securities as to resale, representing 2.7% of net assets were as follows:

---------------------------------------------------------------------------------------------------
                                                            ACQUISITION
ISSUE                                                          DATES          COST          VALUE
---------------------------------------------------------------------------------------------------
Metropolitan Life Insurance Co., 2.659%, 4/01/09........      4/01/08      $5,000,000    $5,000,000
New York Life Insurance Co., 2.92%, 4/13/09.............      4/11/08       2,395,000     2,395,000

---------------------------------------------------------------------------------------------------

TOTAL                                                                      $7,395,000    $7,395,000
                                                                           ==========    ==========



(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

- Level 1--price quotations in active markets/exchanges for identical securities

- Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

- Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------
Level 1...........................              --
Level 2...........................    $251,421,501
Level 3...........................              --

---------------------------------------------------

TOTAL                                 $251,421,501
                                      ============







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$251,421,501).............    $251,421,501
Cash................................................................       3,945,987
Capital shares sold receivable......................................      20,241,052
Interest receivable.................................................         178,898
Other assets........................................................           1,013
Prepaid expenses....................................................           9,841
                                                                        ------------
Total assets........................................................     275,798,292
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Investments purchased payable.......................................       3,948,029
Investment advisory fees payable....................................         102,495
Capital shares redeemed payable.....................................           6,691
Other affiliates payable............................................           3,174
Officer's and Directors' fees payable...............................             186
Other accrued expenses payable......................................          17,323
                                                                        ------------
Total liabilities...................................................       4,077,898
                                                                        ------------
------------------------------------------------------------------------------------

Net assets..........................................................    $271,720,394
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
Class I Shares, $0.10 par value, 3,300,000,000 shares authorized....    $ 27,169,852
Paid-in capital in excess of par....................................     244,524,738
Undistributed net investment income.................................           1,841
Accumulated net realized gain.......................................          23,963
                                                                        ------------
Net assets..........................................................    $271,720,394
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $271,720,394 and 271,698,521 shares
  outstanding.......................................................    $       1.00
                                                                        ============
------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest.............................................................    $4,962,289
                                                                         ----------

-----------------------------------------------------------------------------------

EXPENSES:
Investment advisory..................................................    $  693,501
Accounting services..................................................        54,105
Printing.............................................................        22,853
Professional.........................................................        18,478
Officer and Directors................................................        11,305
Custodian............................................................         7,939
Transfer agent.......................................................         2,341
Miscellaneous........................................................         5,944
                                                                         ----------
Total expenses.......................................................       816,466
                                                                         ----------
Net investment income................................................     4,145,823
                                                                         ----------
-----------------------------------------------------------------------------------

REALIZED GAIN:
Net realized gain from investments...................................        19,063
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................    $4,164,886
                                                                         ==========
-----------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2008         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)      DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.................................     $  4,145,823         $ 12,717,124
Net realized gain.....................................           19,063                6,789
Net change in unrealized appreciation/depreciation....               --               62,500
                                                           ------------         ------------
Net increase in net assets resulting from operations..        4,164,886           12,786,413
                                                           ------------         ------------

----------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.............................................       (4,145,823)         (12,717,026)
  Class II............................................               --                  (49)
  Class III...........................................               --                  (49)
                                                           ------------         ------------
Decrease in net assets resulting from dividends to
  shareholders........................................       (4,145,823)         (12,717,124)
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from
  capital share transactions..........................      (35,354,519)          31,423,178
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets...............      (35,335,456)          31,492,467
Beginning of period...................................      307,055,850          275,563,383
                                                           ------------         ------------
End of period.........................................     $271,720,394         $307,055,850
                                                           ============         ============

End of period undistributed net investment income.....     $      1,841         $      1,841
                                                           ============         ============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                  ----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2008     --------------------------------------------------------
                                     (UNAUDITED)        2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................       $   1.00        $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                      --------        --------    --------    --------    --------    --------
Net investment income..........         0.0145          0.0476      0.0443      0.0266      0.0092      0.0072
Net realized and unrealized
  gain (loss)..................         0.0001          0.0002      0.0003      0.0001     (0.0009)    (0.0004)
                                      --------        --------    --------    --------    --------    --------
Net increase from investment
  operations...................         0.0146          0.0478      0.0446      0.0267      0.0083      0.0068
                                      --------        --------    --------    --------    --------    --------
Dividends and distributions
  from:
  Net investment income........        (0.0145)        (0.0476)    (0.0443)    (0.0266)    (0.0092)    (0.0072)
  Net realized gain............             --              --          --          --          --          --(1)
                                      --------        --------    --------    --------    --------    --------
Total dividends and
  distributions................        (0.0145)        (0.0476)    (0.0443)    (0.0266)    (0.0092)    (0.0072)
                                      --------        --------    --------    --------    --------    --------
Net asset value, end of
  period.......................       $   1.00        $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                      ========        ========    ========    ========    ========    ========

--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.......          1.46%(3)        4.86%       4.48%       2.66%       0.92%       0.73%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.................          0.59%(4)        0.58%       0.58%       0.59%       0.57%       0.57%
                                      ========        ========    ========    ========    ========    ========
Net investment income and net
  realized gain (loss).........          2.99%(4)        4.76%       4.45%       2.63%       0.89%       0.73%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................       $271,720        $307,056    $275,563    $267,028    $314,351    $428,938
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------



(1)  Amount is less than ($0.0001) per share.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4)  Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Money Market V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Fund securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain the net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

REPURCHASE AGREEMENTS: The Fund may invest in U.S. government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund's custodian. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The fund amortizes all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of net realized gain, if any, on investments are paid at least annually.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on

--------------------------------------------------------------------------------


the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC"), are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Institutional Management Corporation ("BIMC"), an affiliate of the Advisor, under which the Advisor pays BIMC, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $2,165, for certain accounting services, which is included in accounting services in the Statement of Operations.

The fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:



---------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                            Shares          Amount
---------------------------------------------------------
Shares sold...............     88,412,916   $  88,412,916

Shares issued to
  shareholders in
  reinvestment of
  dividends...............      4,145,823       4,145,823
                             ------------   -------------

Total issued..............     92,558,739      92,558,739
                             ------------   -------------

Shares redeemed...........   (127,913,258)   (127,913,258)
                             ------------   -------------

Net decrease..............    (33,354,519)  $ (33,354,519)
                             ============   =============

---------------------------------------------------------




---------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                            Shares          Amount
---------------------------------------------------------
Shares sold...............    173,464,232   $ 173,464,232

Shares issued to
  shareholders in
  reinvestment of
  dividends...............     12,717,026      12,717,026
                             ------------   -------------

Total issued..............    186,181,258     186,181,258
                             ------------   -------------

Shares redeemed...........   (154,756,002)   (154,756,002)
                             ------------   -------------

Net increase..............     31,425,256   $  31,425,256
                             ============   =============

---------------------------------------------------------




----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*       Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......       49   $    49

Shares redeemed..................   (1,049)   (1,049)
                                    ------   -------

Net decrease.....................   (1,000)  $(1,000)
                                    ======   =======

----------------------------------------------------


* Class II Shares liquidated on December 31, 2007 and had no fund share activity for the six months ended June 30, 2008.

----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*       Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......       49   $    49

Shares redeemed..................   (1,128)   (1,128)
                                    ------   -------

Net decrease.....................   (1,079)  $(1,079)
                                    ======   =======

----------------------------------------------------


* Class III Shares liquidated on December 31, 2007 and had no fund share activity for the six months ended June 30, 2008.

--------------------------------------------------------------------------------

     BLACKROCK S&P 500 INDEX V.I. FUND

     -------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund's performance generally tracked that of the Standard & Poor's (S&P) 500 Index for the semi-annual period. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. Returns for the portfolio's respective share classes differ from the Index based on individual share-class expenses.

DESCRIBE THE MARKET ENVIRONMENT.

  - U.S. equity markets endured a remarkably difficult first six months of 2008, with most indexes finishing in negative territory against a backdrop of slowing economic growth, continued credit market strains and rising food and energy prices.

  - The predominant issues dominating financial headlines throughout most of 2007--problems with subprime mortgages and the resulting credit crunch--intensified during the first quarter of 2008. Credit availability continued to contract, culminating in the dramatic collapse of Bear Stearns in mid-March. Fears of economic recession, combined with a rapidly sinking dollar and surging commodities prices, caused investors to grow increasingly risk-averse as they dumped stocks in favor of safer alternatives, such as U.S. Treasury issues. In the end, U.S. stocks posted their worst quarterly return since 2002.

  - After a grueling first quarter, the second quarter brought some reprieve, as U.S. equities rallied in April and May on expectations that accommodative Federal Reserve Board (Fed) action, fiscal stimulus and the bailout of Bear Stearns signified that the worst had passed. Unfortunately, these gains quickly evaporated, as crude oil topped $140 per barrel, consumer confidence plummeted, inflation concerns resurfaced and news of additional write-downs and capital raising in the financials sector tempered investor optimism.

  - Large-cap stocks trailed their small- and mid-cap counterparts, as the S&P 500 Index lost 11.91% while the small-cap S&P 600 Index declined 7.09% and the mid-cap S&P 400 Index fell 3.90%. Within the S&P 500 Index, the growth style of investing significantly outperformed the value style for the six months.

  - Turning to sector performance, energy (+8.88%) and materials (+1.26%) were the only sectors in the Index to record positive returns. Of the remaining eight sectors, financials (-29.73%) and telecommunication services (-17.30%) were the weakest performers.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Throughout the six-month period, as changes were made to the composition of the S&P 500 Index, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - In keeping with its investment objective, the portfolio remains positioned to match the risk characteristics of its benchmark, irrespective of the market's future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                              BLACKROCK S&P          BLACKROCK S&P
                                500 INDEX              500 INDEX         STANDARD &
                           V.I. FUND(2)--CLASS    V.I. FUND(2)--CLASS    POOR'S 500
                               I SHARES(1)            II SHARES(1)        INDEX(3)
                           -------------------    -------------------    ----------
6/98                              10000                   10000             10000
6/99                              12233                   12215             12276
6/00                              13076                   13036             13165
6/01                              11096                   11046             11213
6/02                               9056                    9002              9196
6/03                               9053                    8985              9219
6/04                              10744                   10647             10981
6/05                              11370                   11264             11675
6/06                              12318                   12203             12683
6/07                              14800                   14562             15294
6/08                              12845                   12619             13287




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund's Class I Shares. The returns for Class II Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

(2) The Fund is required to invest at least 80% of its net assets in the common stocks of the S&P 500 Index and in derivative instruments linked to the S&P 500.

(3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                              6-MONTH         ----------------------------------
                                                           TOTAL RETURNS       1 YEAR      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                             (12.10)%        (13.21)%       7.25%        2.54%

----------------------------------------------------------------------------------------------------------------

Class II Shares(1)                                            (12.13)         (13.34)        7.03(2)      2.35(2)
----------------------------------------------------------------------------------------------------------------

S&P 500 Index(3)                                              (11.91)         (13.12)        7.58         2.88
----------------------------------------------------------------------------------------------------------------



(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

(2) The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund's Class I Shares. The returns for Class II Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

(3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------



                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................             17%
Energy..........................................................             16
Financials......................................................             14
Health Care.....................................................             12
Industrials.....................................................             11
Consumer Staples................................................             11
Consumer Discretionary..........................................              8
Utilities.......................................................              4
Materials.......................................................              4
Telecommunication Services......................................              3

----------------------------------------------------------------------------------------


For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                              HYPOTHETICAL(2)
                  ------------------------------------------------------   ----------------------------------------------------
                     BEGINNING          ENDING                               BEGINNING         ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID      ACCOUNT VALUE   ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JUNE 30, 2007   JUNE 30, 2008   DURING THE PERIOD(1)
-------------------------------------------------------------------------------------------------------------------------------

Class I.........       $1,000          $879.00              $1.92              $1,000        $1,022.86             $2.06

-------------------------------------------------------------------------------------------------------------------------------

Class II........       $1,000          $878.70              $2.62              $1,000        $1,022.12             $2.82
-------------------------------------------------------------------------------------------------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for Class I and 0.56% for Class II), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments June 30, 2008 (Unaudited) (Percentages shown are based on Net Assets)

--------------------------------------------------------------------------------



This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund's net assets and affiliated issuers. "Other Securities" represents all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's website at http://www.sec.gov.

INDUSTRY            COMMON STOCKS                                 SHARES       VALUE      PERCENT
-------------------------------------------------------------------------------------------------
AEROSPACE &         Boeing Co. ............................
  DEFENSE                                                        14,828    $    974,496      0.4%
                    United Technologies Corp. .............      19,264       1,188,589      0.5
                    Other Securities.......................                   3,731,515      1.7
                                                                           ------------    -----
                                                                              5,894,600      2.6

-------------------------------------------------------------------------------------------------

AIR FREIGHT &       United Parcel Service, Inc. Class B....
LOGISTICS                                                        20,200       1,241,694      0.6
                    Other Securities.......................                     852,008      0.4
                                                                           ------------    -----
                                                                              2,093,702      1.0
-------------------------------------------------------------------------------------------------

AIRLINES            Other Securities.......................                     188,754      0.1
-------------------------------------------------------------------------------------------------

AUTO COMPONENTS     Other Securities.......................                     421,053      0.2
-------------------------------------------------------------------------------------------------

AUTOMOBILES         Other Securities.......................                     510,668      0.2
-------------------------------------------------------------------------------------------------

BEVERAGES           The Coca-Cola Co. .....................      39,496       2,053,002      0.9
                    PepsiCo, Inc. .........................      31,339       1,992,847      0.9
                    Other Securities.......................                   1,401,706      0.6
                                                                           ------------    -----
                                                                              5,447,555      2.4
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY       Amgen, Inc.(a).........................      21,523       1,015,025      0.5
                    Gilead Sciences, Inc.(a)...............      18,200         963,690      0.4
                    Other Securities.......................                   1,256,603      0.6
                                                                           ------------    -----
                                                                              3,235,318      1.5
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS   Other Securities.......................                     112,485      0.1
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS     The Goldman Sachs Group, Inc. .........       7,790       1,362,471      0.6
                    Merrill Lynch & Co., Inc.(b)...........      19,479         617,679      0.3
                    Other Securities.......................                   4,220,452      1.9
                                                                           ------------    -----
                                                                              6,200,602      2.8
-------------------------------------------------------------------------------------------------

CHEMICALS           Monsanto Co. ..........................      10,834       1,369,851      0.6
                    Other Securities.......................                   3,238,940      1.5
                                                                           ------------    -----
                                                                              4,608,791      2.1
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS    The PNC Financial Services Group,
                      Inc.(b)..............................       6,864         391,934      0.2
                    U.S. Bancorp...........................       3,404         959,528      0.4
                    Wells Fargo & Co.(c)...................      65,206       1,548,643      0.7
                    Other Securities.......................                   1,992,389      0.9
                                                                           ------------    -----
                                                                              4,892,494      2.2
-------------------------------------------------------------------------------------------------

COMMERCIAL          Other Securities.......................
SERVICES &
SUPPLIES                                                                      1,087,739      0.5
-------------------------------------------------------------------------------------------------

COMMUNICATIONS      Cisco Systems, Inc.(a).................
EQUIPMENT                                                       116,715       2,714,791      1.2
                    QUALCOMM, Inc. ........................      31,968       1,418,420      0.7
                    Other Securities.......................                   1,398,874      0.6
                                                                           ------------    -----
                                                                              5,532,085      2.5
-------------------------------------------------------------------------------------------------

COMPUTERS &         Apple, Inc.(a).........................
PERIPHERALS                                                      17,390       2,911,782      1.3
                    Hewlett-Packard Co. ...................      48,743       2,154,928      1.0
                    International Business Machines
                      Corp. ...............................      27,134       3,216,193      1.4
                    Other Securities.......................                   2,056,082      0.9
                                                                           ------------    -----
                                                                             10,338,985      4.6
-------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments June 30, 2008 (continued) (Percentages shown are based on Net Assets)

--------------------------------------------------------------------------------

INDUSTRY            COMMON STOCKS                                 SHARES       VALUE      PERCENT
-------------------------------------------------------------------------------------------------

CONSTRUCTION &      Other Securities.......................
ENGINEERING                                                                $    523,786      0.2%
-------------------------------------------------------------------------------------------------

CONSTRUCTION        Other Securities.......................
MATERIALS                                                                       128,527      0.1
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE    Other Securities.......................                   1,447,634      0.6
-------------------------------------------------------------------------------------------------

CONTAINERS &        Other Securities.......................
PACKAGING                                                                       250,087      0.1
-------------------------------------------------------------------------------------------------

DISTRIBUTORS        Other Securities.......................                     128,484      0.1
-------------------------------------------------------------------------------------------------

DIVERSIFIED         Other Securities.......................
CONSUMER SERVICES                                                               257,789      0.1
-------------------------------------------------------------------------------------------------

DIVERSIFIED         Bank of America Corp. .................
FINANCIAL
SERVICES                                                         88,369       2,109,368      0.9
                    Citigroup, Inc. .......................     107,551       1,802,555      0.8
                    JPMorgan Chase & Co. ..................      68,201       2,339,976      1.1
                    Other Securities.......................                   1,184,891      0.5
                                                                           ------------    -----
                                                                              7,436,790      3.3
-------------------------------------------------------------------------------------------------

DIVERSIFIED         AT&T Inc. .............................
TELECOMMUNICATION                                               117,402       3,955,273      1.8
SERVICES            Verizon Communications, Inc. ..........      56,318       1,993,657      0.9
                    Other Securities.......................                     511,034      0.2
                                                                           ------------    -----
                                                                              6,459,964      2.9
-------------------------------------------------------------------------------------------------

ELECTRIC            Exelon Corp. ..........................
UTILITIES                                                        12,978       1,167,501      0.5
                    Other Securities.......................                   4,013,619      1.8
                                                                           ------------    -----
                                                                              5,181,120      2.3
-------------------------------------------------------------------------------------------------

ELECTRICAL          Other Securities.......................
EQUIPMENT                                                                     1,025,562      0.5
-------------------------------------------------------------------------------------------------

ELECTRONIC          Other Securities.......................
EQUIPMENT &
INSTRUMENTS                                                                     729,441      0.3
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT    Schlumberger Ltd. .....................
& SERVICES                                                       23,590       2,534,274      1.1
                    Transocean, Inc. ......................       6,282         957,314      0.4
                    Other Securities.......................                   4,551,018      2.1
                                                                           ------------    -----
                                                                              8,042,606      3.6
-------------------------------------------------------------------------------------------------

FOOD & STAPLES      CVS Caremark Corp. ....................
RETAILING                                                        28,266       1,118,486      0.5
                    Wal-Mart Stores, Inc. .................      46,016       2,586,099      1.1
                    Other Securities.......................                   2,385,678      1.1
                                                                           ------------    -----
                                                                              6,090,263      2.7
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS       Other Securities.......................                   3,387,310      1.5
-------------------------------------------------------------------------------------------------

GAS UTILITIES       Other Securities.......................                     272,584      0.1
-------------------------------------------------------------------------------------------------

HEALTH CARE         Medtronic, Inc. .......................
EQUIPMENT &
SUPPLIES                                                         22,162       1,146,884      0.5
                    Other Securities.......................                   3,497,362      1.6
                                                                           ------------    -----
                                                                              4,644,246      2.1
-------------------------------------------------------------------------------------------------

HEALTH CARE         Other Securities.......................
PROVIDERS &
SERVICES                                                                      3,956,550      1.8
-------------------------------------------------------------------------------------------------

HEALTH CARE         Other Securities.......................
TECHNOLOGY                                                                       84,206      0.0
-------------------------------------------------------------------------------------------------

HOTELS,             McDonald's Corp. ......................
RESTAURANTS &
LEISURE                                                          22,372       1,257,754      0.5
                    Other Securities.......................                   1,503,868      0.7
                                                                           ------------    -----
                                                                              2,761,622      1.2
-------------------------------------------------------------------------------------------------

HOUSEHOLD           Other Securities.......................
DURABLES                                                                        857,397      0.4
-------------------------------------------------------------------------------------------------

HOUSEHOLD           The Procter & Gamble Co. ..............
PRODUCTS                                                         60,284       3,665,870      1.6
                    Other Securities.......................                   1,325,905      0.6
                                                                           ------------    -----
                                                                              4,991,775      2.2
-------------------------------------------------------------------------------------------------

IT SERVICES         Other Securities.......................                   2,094,151      0.9
-------------------------------------------------------------------------------------------------

INDEPENDENT POWER   Other Securities.......................                     632,471      0.3
PRODUCERS &
ENERGY TRADERS
-------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments June 30, 2008 (continued) (Percentages shown are based on Net Assets)

--------------------------------------------------------------------------------

INDUSTRY            COMMON STOCKS                                 SHARES       VALUE      PERCENT
-------------------------------------------------------------------------------------------------

INDUSTRIAL          3M Co. ................................
CONGLOMERATES                                                    13,946    $    970,502      0.4%
                    General Electric Co. ..................     196,965       5,256,996      2.4
                    Other Securities.......................                     617,713      0.3
                                                                           ------------    -----
                                                                              6,845,211      3.1
-------------------------------------------------------------------------------------------------

INSURANCE           American International Group, Inc.(d)..      53,107       1,405,211      0.6
                    Other Securities.......................                   6,360,150      2.9
                                                                           ------------    -----
                                                                              7,765,361      3.5
-------------------------------------------------------------------------------------------------

INTERNET &          Other Securities.......................
CATALOG RETAIL                                                                  592,079      0.3
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE   Google, Inc. Class A(a)................
& SERVICES                                                        4,590       2,416,268      1.1
                    Other Securities.......................                   1,415,367      0.6
                                                                           ------------    -----
                                                                              3,831,635      1.7
-------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT   Other Securities.......................
& PRODUCTS                                                                      303,383      0.1
-------------------------------------------------------------------------------------------------

LIFE SCIENCES       Other Securities.......................
TOOLS & SERVICES                                                                847,969      0.4
-------------------------------------------------------------------------------------------------

MACHINERY           Other Securities.......................                   4,273,796      1.9
-------------------------------------------------------------------------------------------------

MEDIA               Comcast Corp. Class A..................      58,452       1,108,834      0.5
                    Time Warner, Inc. .....................      70,648       1,045,590      0.5
                    Walt Disney Co. .......................      37,682       1,175,678      0.5
                    Other Securities.......................                   2,960,943      1.3
                                                                           ------------    -----
                                                                              6,291,045      2.8
-------------------------------------------------------------------------------------------------

METALS & MINING     Other Securities.......................                   3,118,584      1.4
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES     Other Securities.......................                   2,679,273      1.2
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL    Other Securities.......................                   1,601,156      0.7
-------------------------------------------------------------------------------------------------

OFFICE              Other Securities.......................
ELECTRONICS                                                                     240,324      0.1
-------------------------------------------------------------------------------------------------

OIL, GAS &          Chevron Corp. .........................
CONSUMABLE FUELS                                                 40,907       4,055,111      1.8
                    ConocoPhillips.........................      30,424       2,871,721      1.3
                    Devon Energy Corp. ....................       8,802       1,057,648      0.5
                    Exxon Mobil Corp. .....................     104,346       9,196,013      4.1
                    Occidental Petroleum Corp. ............      16,258       1,460,944      0.6
                    Other Securities.......................                   9,092,169      4.1
                                                                           ------------    -----
                                                                             27,733,606     12.4
-------------------------------------------------------------------------------------------------

PAPER & FOREST      Other Securities.......................
PRODUCTS                                                                        489,493      0.2
-------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS   Other Securities.......................                     409,187      0.2
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS     Abbott Laboratories....................      30,520       1,616,644      0.7
                    Johnson & Johnson......................      55,653       3,580,714      1.6
                    Merck & Co., Inc. .....................      42,379       1,597,265      0.7
                    Pfizer, Inc. ..........................     133,660       2,335,040      1.1
                    Wyeth..................................      26,351       1,263,794      0.6
                    Other Securities.......................                   3,132,960      1.4
                                                                           ------------    -----
                                                                             13,526,417      6.1
-------------------------------------------------------------------------------------------------

REAL ESTATE         Other Securities.......................                   2,597,158      1.2
INVESTMENT TRUSTS
(REITS)
-------------------------------------------------------------------------------------------------

REAL ESTATE         Other Securities.......................                      65,280      0.0
MANAGEMENT &
DEVELOPMENT
-------------------------------------------------------------------------------------------------

ROAD & RAIL         Other Securities.......................                   2,394,540      1.1
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS &    Intel Corp. ...........................
SEMICONDUCTOR                                                   113,188       2,431,278      1.1
EQUIPMENT           Other Securities.......................                   3,216,828      1.4
                                                                           ------------    -----
                                                                              5,648,106      2.5
-------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments June 30, 2008 (continued) (Percentages shown are based on Net Assets)

--------------------------------------------------------------------------------

INDUSTRY            COMMON STOCKS                                 SHARES       VALUE      PERCENT
-------------------------------------------------------------------------------------------------

SOFTWARE            Microsoft Corp. .......................     158,286    $  4,354,448      2.0%
                    Oracle Corp.(a)........................      78,385       1,646,085      0.7
                    Other Securities.......................                   1,853,403      0.8
                                                                           ------------    -----
                                                                              7,853,936      3.5
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL    Other Securities.......................                   3,282,824      1.5
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL   Other Securities.......................
& LUXURY GOODS                                                                  883,604      0.4
-------------------------------------------------------------------------------------------------

THRIFTS &           Other Securities.......................
MORTGAGE FINANCE                                                              1,026,521      0.5
-------------------------------------------------------------------------------------------------

TOBACCO             Philip Morris International, Inc. .....      41,689       2,059,020      0.9
                    Other Securities.......................                   1,403,094      0.7
                                                                           ------------    -----
                                                                              3,462,114      1.6
-------------------------------------------------------------------------------------------------

TRADING COMPANIES   Other Securities.......................
& DISTRIBUTORS                                                                  108,058      0.1
-------------------------------------------------------------------------------------------------

WIRELESS            Other Securities.......................
TELECOMMUNICATION
SERVICES                                                                        865,264      0.4
-------------------------------------------------------------------------------------------------

                    TOTAL COMMON STOCKS
                    (COST--$131,421,541)...................                 220,685,120     99.0
-------------------------------------------------------------------------------------------------

                                                              BENEFICIAL
                                                                INTEREST
                    SHORT-TERM SECURITIES                          (000)
-------------------------------------------------------------------------------------------------
                    BlackRock Liquidity Series, LLC Cash
                      Sweep Series,
                      2.56%(b)(e)..........................    $  1,885       1,885,476      0.9
                    BlackRock Liquidity Series, LLC Money
                      Market Series, 2.70%(b)(e)(f)........       2,955       2,955,237      1.3
-------------------------------------------------------------------------------------------------

                    TOTAL SHORT-TERM SECURITIES
                    (COST--$4,840,713).....................                   4,840,713      2.2
-------------------------------------------------------------------------------------------------

                    TOTAL INVESTMENTS
                    (COST--$136,262,254*)..................                 225,525,833    101.2
                    LIABILITIES IN EXCESS OF OTHER ASSETS..                  (2,580,915)    (1.2)
                                                                           ------------    -----
                    NET ASSETS.............................                $222,944,918    100.0
                                                                           ============    =====



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $143,496,282
                                     ============
Gross unrealized appreciation....    $ 94,510,550
Gross unrealized depreciation....     (12,480,999)
                                     ------------
Net unrealized appreciation......    $ 82,029,551
                                     ============



(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

----------------------------------------------------------------------
                                                             INTEREST/
                         PURCHASE        SALE      REALIZED   DIVIDEND
AFFILIATE                  COST          COST        LOSS      INCOME
----------------------------------------------------------------------
BlackRock Liquidity
  Series, LLC Cash
  Sweep Series........  $       --   $11,385,739**  $    --   $87,859
BlackRock Liquidity
  Series, LLC Money
  Market Series.......  $2,089,737*           --    $    --   $26,034
Merrill Lynch & Co.,
  Inc. ...............  $  136,181   $   100,242    $(3,659)  $13,530
The PNC Financial
  Services Group,
  Inc. ...............  $    5,786   $    64,427    $(9,443)  $ 9,494

----------------------------------------------------------------------


*      Represents net purchase cost.

**     Represents net sale cost.

(c)  Security or a portion of security is on loan.

(d) All, or a portion of security, pledged as collateral in connection with open financial futures contracts.

(e)  Represents the current yield as of report date.

(f)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

- Financial futures contracts purchased as of June 30, 2008, were as follows:

-----------------------------------------------------------------------
                                 EXPIRATION       FACE      UNREALIZED
   CONTRACTS        ISSUE           DATE          VALUE    DEPRECIATION
-----------------------------------------------------------------------
       6        S&P 500 Index  September 2008  $2,012,448    $(90,798)

-----------------------------------------------------------------------


- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

- Level 1--price quotations in active markets/exchanges for identical securities

- Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments June 30, 2008 (concluded) (Percentages shown are based on Net Assets)

--------------------------------------------------------------------------------

- Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

-------------------------------------------------------------
VALUATION                    INVESTMENTS IN   OTHER FINANCIAL
INPUTS                         SECURITIES       INSTRUMENTS*
-------------------------------------------------------------
Level 1..................     $220,685,120        $(90,798)
Level 2..................        4,840,713              --
Level 3..................               --              --

-------------------------------------------------------------

TOTAL                         $225,525,833        $(90,798)
                              ============        ========



* Other financial instruments are futures.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $2,757,610) (cost--$130,525,160)..................................   $219,675,507
Investments at value--affiliated (cost--$5,737,094).................      5,850,326
Investments sold receivable.........................................     15,586,580
Dividends receivable................................................        324,888
Prepaid expenses....................................................         18,620
Securities lending income receivable................................          3,798
Margin variation receivable.........................................          1,892
Other assets........................................................          1,162
                                                                       ------------
Total assets........................................................    241,462,773
                                                                       ------------

-----------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned..............................      2,955,237
Bank overdraft......................................................          2,851
Capital shares redeemed payable.....................................     15,214,833
Investments purchased payable.......................................        221,530
Investment advisory fees payable....................................         62,215
Other affiliates payable............................................          2,931
Distribution fees payable...........................................            289
Officer's and Directors' fees payable...............................            184
Other accrued expenses payable......................................         57,785
                                                                       ------------
Total liabilities...................................................     18,517,855
                                                                       ------------
-----------------------------------------------------------------------------------

Net assets..........................................................   $222,944,918
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......   $  1,349,332
Class II Shares, $0.10 par value, 100,000,000 shares authorized.....         13,991
Paid-in capital in excess of par....................................    131,322,860
Undistributed net investment income.................................      2,154,212
Accumulated net realized loss.......................................     (1,068,258)
Net unrealized appreciation/depreciation............................     89,172,781
                                                                       ------------
Net assets..........................................................   $222,944,918
                                                                       ============
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $220,676,306 and 13,493,318 shares
  outstanding.......................................................   $      16.35
                                                                       ============
Class II--Based on net assets of $2,268,612 and 139,908 shares
  outstanding.......................................................   $      16.22
                                                                       ============
-----------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (including $23,024 from affiliates).......................    $  2,573,802
Interest from affiliates............................................          87,859
Securities lending..................................................          26,034
                                                                        ------------
Total income........................................................       2,687,695
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................         385,171
Accounting services.................................................          48,787
Professional........................................................          24,907
Printing............................................................          19,737
Custodian...........................................................          15,693
Registration........................................................          14,933
Officer and Directors...............................................          11,328
Transfer agent--Class I.............................................           2,401
Transfer agent--Class II............................................              21
Distribution--Class II..............................................           1,617
Miscellaneous.......................................................           8,888
                                                                        ------------
Total expenses......................................................         533,483
                                                                        ------------
Net investment income...............................................       2,154,212
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
  Investments (including $13,102 from affiliates)...................       8,486,085
  Futures...........................................................         351,841
                                                                        ------------
                                                                           8,837,926
                                                                        ------------
Change in net unrealized appreciation/depreciation on:
  Investments.......................................................     (43,956,224)
  Futures...........................................................         (85,511)
                                                                        ------------
                                                                         (44,041,735)
                                                                        ------------
  Total realized and unrealized loss................................     (35,203,809)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(33,049,597)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                             SIX MONTHS
                                                               ENDED
                                                           JUNE 30, 2008        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)     DECEMBER 31, 2007
---------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income...................................    $  2,154,212       $  5,306,429
Net realized gain.......................................       8,837,926         18,470,642
Net change in unrealized appreciation/depreciation......     (44,041,735)        (7,119,868)
                                                            ------------       ------------
Net increase (decrease) in net assets resulting from
  operations............................................     (33,049,597)        16,657,203
                                                            ------------       ------------

---------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I...............................................              --         (5,296,059)
  Class II..............................................              --            (29,878)
  Class III.............................................              --                (21)
                                                            ------------       ------------
Decrease in net assets resulting from dividends to
  shareholders..........................................              --         (5,325,958)
                                                            ------------       ------------
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..........................................     (27,816,297)       (68,722,945)
                                                            ------------       ------------
---------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets............................     (60,865,894)       (57,391,700)
Beginning of period.....................................     283,810,812        341,202,512
                                                            ------------       ------------
End of period...........................................    $222,944,918       $283,810,812
                                                            ============       ============

End of period undistributed net investment income.......    $  2,154,212                 --
                                                            ============       ============
---------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                  ----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2008     --------------------------------------------------------
                                     (UNAUDITED)        2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................       $   18.60       $  17.97    $  15.81    $  15.35    $  14.12    $  11.15
                                      ---------       --------    --------    --------    --------    --------
Net investment income(1).......            0.15           0.31        0.26        0.24        0.23        0.18
Net realized and unrealized
  gain (loss)..................          (2.40)           0.66        2.19        0.45        1.25        2.96
                                      ---------       --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations........          (2.25)           0.97        2.45        0.69        1.48        3.14
                                      ---------       --------    --------    --------    --------    --------
Dividends from net investment
  income.......................              --         (0.34)      (0.29)      (0.23)      (0.25)      (0.17)
                                      ---------       --------    --------    --------    --------    --------
Net asset value, end of
  period.......................       $   16.35       $  18.60    $  17.97    $  15.81    $  15.35    $  14.12
                                      =========       ========    ========    ========    ========    ========

--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.......        (12.10)%(3)       5.38%      15.49%       4.49%      10.51%      28.14%
                                      =========       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.................           0.41%(4)       0.39%       0.40%       0.39%       0.39%       0.38%
                                      =========       ========    ========    ========    ========    ========
Net investment income..........           1.67%(4)       1.66%       1.58%       1.52%       1.59%       1.41%
                                      =========       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................       $ 220,676       $282,113    $341,200    $341,855    $398,558    $448,704
                                      =========       ========    ========    ========    ========    ========
Portfolio turnover.............              2%            10%          4%         10%          3%          2%
                                      =========       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------



(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4)  Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                       CLASS II
                                     ---------------------------------------------------------------------------
                                     SIX MONTHS ENDED      YEAR ENDED DECEMBER 31,               PERIOD
                                       JUNE 30, 2008     ---------------------------    SEPTEMBER 30, 2004(1) TO
                                        (UNAUDITED)       2007       2006      2005         DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period..........................        $ 18.46        $17.97    $ 15.80    $15.34            $  14.29
                                          -------        ------    -------    ------            --------
Net investment income(2)..........           0.13          0.28       0.26      0.24                0.10
Net realized and unrealized gain
  (loss)..........................          (2.37)         0.54       2.20      0.45                1.20
                                          -------        ------    -------    ------            --------
Net increase (decrease) from
  investment operations...........          (2.24)         0.82       2.46      0.69                1.30
                                          -------        ------    -------    ------            --------
Dividends from net investment
  income..........................             --         (0.33)     (0.29)    (0.23)              (0.25)
                                          -------        ------    -------    ------            --------
Net asset value, end of period....        $ 16.22        $18.46    $ 17.97    $15.80            $  15.34
                                          =======        ======    =======    ======            ========

----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value..........         (12.13)%(4)    4.55%     15.56%     4.50%               9.12%(4)
                                          =======        ======    =======    ======            ========
----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses....................          0.56%(5)      0.54%      0.39%     0.39%               0.39%(5)
                                          =======        ======    =======    ======            ========
Net investment income.............          1.52%(5)      1.42%      1.59%     1.53%             2.60%(5)
                                          =======        ======    =======    ======            ========
----------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)...        $ 2,269        $1,698    $     1    $    1            $      1
                                          =======        ======    =======    ======            ========
Portfolio turnover................             2%           10%         4%       10%                  3%
                                          =======        ======    =======    ======            ========
----------------------------------------------------------------------------------------------------------------



(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Total investment returns exclude insurance-related fees and expenses.

(4)  Aggregate total investment return.

(5)  Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock S&P 500 Index V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares. Class III was liquidated on December 31, 2007 and currently is not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors of the Company (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

- FINANCIAL FUTURES CONTRACTS--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SEGREGATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require the Fund segregate assets in connection with certain investments (e.g., futures) or certain borrowings, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions

--------------------------------------------------------------------------------


are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $2,044, for certain accounting services, which is included in accounting services in the Statement of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee at an annual rate that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM

--------------------------------------------------------------------------------


Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.15% of the average daily value of the Fund's Class II net assets.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2008, the Fund loaned securities with a value of $73,660 to MLPF&S or its affiliates. Pursuant to that order, the Company has retained BIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended June 30, 2008, BIM received $6,571 in securities lending agent fees.

In addition, MLPF&S received $758 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $4,256,184 and $31,100,272, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:



---------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                            Shares          Amount
---------------------------------------------------------
Shares sold................      912,708     $ 15,351,016
Shares redeemed............   (2,585,651)     (43,987,655)
                              ----------     ------------
Net decrease...............   (1,672,943)    $(28,636,639)
                              ----------     ------------

---------------------------------------------------------



---------------------------------------------------------
Class I Shares
Year ended December 31,
2007                           Shares           Amount
---------------------------------------------------------
Shares sold...............    1,555,099     $  29,830,382
Shares issued to
  shareholders in
  reinvestment of
  dividends...............      282,758         5,296,059
                             ----------     -------------
Total issued..............    1,837,857        35,126,441
Shares redeemed...........   (5,663,970)     (105,545,515)
                             ----------     -------------
Net decrease..............   (3,826,113)    $ (70,419,074)
                             ==========     =============
---------------------------------------------------------



-------------------------------------------------------
Class II Shares
Six Months Ended June 30, 2008    Shares       Amount
-------------------------------------------------------
Shares sold...................    59,571     $1,025,241
Shares redeemed...............   (11,673)      (204,899)
                                 -------     ----------
Net increase..................    47,898     $  820,342
                                 =======     ==========
-------------------------------------------------------



------------------------------------------------------
Class II Shares
Year Ended December 31, 2007     Shares       Amount
------------------------------------------------------
Shares Sold..................   103,906     $1,929,120

Shares issued to shareholders
  in reinvestment of
  dividends..................     1,607         29,878
                                -------     ----------

Total issued.................   105,513      1,958,998

Shares redeemed..............   (13,576)      (261,504)
                                -------     ----------

Net increase.................    91,937     $1,697,494
                                =======     ==========
------------------------------------------------------



-----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------

Shares issued to shareholders
  in reinvestment of
  dividends....................     1.116     $    21

Shares redeemed................   (74.448)     (1,386)
                                  -------     -------

Net decrease...................   (73.332)    $(1,365)
                                  =======     =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the

--------------------------------------------------------------------------------

credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

6.  CAPITAL LOSS CARRYFORWARD:

As of December 31, 2007, the Fund had a net capital loss carryforward of $2,677,443, of which $439,937 expires in 2011 and $2,237,506 expires in 2012.
This amount will be available to offset future realized capital gains.

--------------------------------------------------------------------------------

     BLACKROCK TOTAL RETURN V.I. FUND

     ------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark Lehman Brothers U.S. Aggregate Index for the semi-annual period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - There were two main detractors from the Fund's relative performance. First, the Fund was heavily underweight versus the benchmark in U.S. Treasury issues, which experienced a powerful rally in the first quarter. Additionally, the Fund's overweight in spread sectors such as mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), high yield bonds, and, to a lesser extent, asset-backed securities (ABS), negatively affected performance as those sectors declined considerably over the six months.

  - The Fund's curve steepening bias included a long duration position in the five-year and shorter sector of the yield curve, which benefited performance somewhat as the sector rallied. The Fund was underweight in Treasury securities, which was a positive performance factor in the second half of the period as Treasury rates moved higher. Although overweights in MBS and CMBS were detractors for the full six-month period, they aided performance in April and May when the market stabilized, albeit briefly, following the Fed-facilitated rescue of Bear Stearns by JPMorgan Chase.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - The active management of duration, curve exposure, sector and sub-sector allocations and security selection is central to BlackRock's style of fixed income management. The Fund began the period with a slightly short duration versus the benchmark. As interest rates began to move higher throughout April and May, we added duration, eventually becoming neutral versus the benchmark.

  - Following the significant widening of 2007, we found valuations on high-quality spread product to be more attractive relative to Treasury issues. Accordingly, we chose to underweight the Fund's Treasury exposure, while overweighting MBS and CMBS. Toward the end of the period, however, we trimmed positions in MBS (though we still maintained an overweight).

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the period neutral duration versus the benchmark, with a small yield curve steepening bias. The Fund's Treasury underweight remained, and we moderated MBS exposure to 30% higher than the benchmark. The Fund maintained a roughly 15% overweight in CMBS, and we reduced a modest corporate overweight to a 2.5% underweight. As we have maintained for some time, we do not believe agencies provided adequate compensation and the Fund remained significantly underweight in the sector. Our focus remains on high-quality spread product to add incremental yield, while maintaining the Fund's high average quality rating (AAA).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------


                                 BLACKROCK TOTAL
                                   RETURN V.I.      LEHMAN BROTHERS
                                FUND(2)--CLASS I     U.S. AGGREGATE
                                    SHARES(1)           INDEX(3)
                                ----------------    ---------------
6/98                                  10000              10000
6/99                                  10095              10315
6/00                                  10315              10785
6/01                                  11444              11997
6/02                                  12264              13031
6/03                                  13533              14387
6/04                                  13626              14433
6/05                                  14536              15414
6/06                                  14394              15290
6/07                                  15124              16226
6/08                                  15520              17382




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2)  The Fund invests at least 90% of its net assets in fixed income securities.

(3) This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                 STANDARDIZED         6-MONTH         ---------------------------------
                                                 30-DAY YIELD      TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                    4.92%             (1.09)%         2.62%        2.78%        4.49%

-----------------------------------------------------------------------------------------------------------------------

Lehman Brothers U.S. Aggregate Index(2)                --               1.13           7.12         3.86         5.68
-----------------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

(2) This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
PORTFOLIO COMPOSITION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities...............             36%
Non-U.S. Government Agency Mortgage-Backed Securities...........             30
Corporate Bonds.................................................             13
Asset-Backed Securities.........................................             12
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...............              4
U.S. Government Obligations.....................................              4
Preferred Securities............................................              1

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

Each of the tables provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."


Each of the tables also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund's shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical tables are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

--------------------------------------------------------------------------------
INCLUDING INTEREST EXPENSE

--------------------------------------------------------------------------------


                                         ACTUAL                                               HYPOTHETICAL(2)
                 ------------------------------------------------------   ------------------------------------------------------
                    BEGINNING          ENDING                                BEGINNING          ENDING
                  ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                 JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------------
Class I........       $1,000          $989.10              $3.39               $1,000         $1,021.29             $3.45

--------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.69% for Class I, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
EXCLUDING INTEREST EXPENSE

--------------------------------------------------------------------------------


                                         ACTUAL                                               HYPOTHETICAL(2)
                 ------------------------------------------------------   ------------------------------------------------------
                    BEGINNING          ENDING                                BEGINNING          ENDING
                  ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                 JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------------
Class I........       $1,000          $989.10              $2.90               $1,000         $1,021.78             $2.95

--------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.59% for Class I, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------



                                      PAR
ASSET-BACKED SECURITIES             (000)      VALUE
--------------------------------------------------------
ACE Securities Corp.(a):
  Series 2003-OP1 Class A2,
  2.843%, 12/25/33.........    $      122  $     111,941
  Series 2005-ASP1 Class
  M1, 3.163%, 9/25/35(b)...         2,000        688,000
  Series 2005-HE6 Class
  A2B, 2.683%,
  10/25/35(b)..............           102        101,669
Bear Stearns Asset Backed
  Securities Trust(a):
  Series 2005-4 Class A,
  2.813%, 1/25/36..........           630        580,612
  Series 2005-HE10 Class
  A2, 2.773%, 11/25/35.....         2,347      2,263,039
  Series 2005-SD1 Class
  1A2, 2.783%, 7/25/27.....         1,711      1,602,296
  Series 2006-HE8 Class
  1A1, 2.463%, 10/25/36....         1,258      1,201,976
Capital Auto Receivables
  Asset Trust Series 2004-2
  Class D, 5.82%,
  5/15/12(c)...............           900        887,760
Chase Issuance Trust Series
  2008-A9 Class A9, 4.26%,
  5/15/13..................         1,300      1,291,498
Countrywide Asset Backed
  Certificates(a):
  Series 2003-2 Class M1,
  3.532%, 6/26/33..........           363        234,392
  Series 2003-BC3 Class A2,
  3.01%, 9/25/33...........           172        133,094
  Series 2004-5 Class A,
  2.933%, 10/25/34.........           370        341,231
  Series 2004-13 Class AF4,
  4.583%, 1/25/33..........         1,750      1,682,865
  Series 2007-1 Class 2A1,
  2.443%, 7/25/37..........         2,435      2,296,580
Daimler Chrysler Auto Trust
  Series 2006-D Class A3,
  4.98%, 2/08/11...........         3,292      3,323,828
First Franklin Mortgage
  Loan Asset Backed
  Certificates Series 2005-
  FF10 Class A6, 2.833%,
  11/25/35(a)..............         2,289      2,152,114
Fremont Home Loan Trust
  Series 2005-E Class 2A2,
  2.653%, 1/25/36(a).......           130        129,913
Home Equity Asset Trust:
  Series 2005-1 Class A2,
  2.763%, 5/25/35(a).......            43         34,725
  Series 2005-3 Class 1A2,
  2.733%, 8/25/35(a).......            67         65,212
Honda Auto Receivables
  Owner Trust Series 2006-3
  Class A3, 5.12%,
  10/15/10.................         2,998      3,028,459
IXIS Real Estate Capital
  Trust Series 2007-HE1
  Class A1, 2.453%,
  5/25/37(a)...............         2,272      2,167,910
Irwin Home Equity Corp.
  Series 2005-C Class 1A1,
  2.653%, 4/25/30(a).......           390        351,446
JPMorgan Mortgage
  Acquisition Corp. Series
  2006-HE3 Class A2,
  2.553%, 11/25/36(a)......         1,098      1,059,922
Lehman XS Trust Series
  2005-5N Class 3A2,
  2.843%, 11/25/35(a)......         1,078        671,439
Morgan Stanley ABS Capital
  I(a):
  Series 2005-HE1 Class
  A2MZ, 2.783%, 12/25/34...           155        124,385
  Series 2007-NC1 Class
  A2A, 2.533%, 11/25/36....         1,577      1,521,823
Nationstar Home Equity Loan
  Trust Series 2006-B Class
  AV1, 2.463%, 9/25/36(a)..           282        280,108
New Century Home Equity
  Loan Trust Series 2005-2
  Class A2MZ, 2.743%,
  6/25/35(a)...............           487        413,972
Option One Mortgage Loan
  Trust Series 2003-4 Class
  A2, 2.803%, 7/25/33(a)...           551        446,209
Park Place Securities, Inc.
  Series 2005-WCH1(a):
  Class A1B, 2.783%,
  1/25/35..................           150        142,813
  Class A3D, 2.823%,
  1/25/35..................           131        113,610
RAAC Series 2005-SP2 Class
  2A, 2.783%, 6/25/44......         2,321      1,810,756
Residential Asset Mortgage
  Products, Inc. Series
  2005-RS3 Class AI2,
  2.653%, 3/25/35..........           457        404,233
Residential Asset
  Securities Corp. Series
  2003-KS5 Class AIIB,
  3.063%, 7/25/33(a).......           276        261,644
SLM Student Loan Trust,
  Class A2(a):
  Series 2002-1 Class A2,
  3.03%, 4/25/17...........         1,790      1,786,007
  Series 2008-5 Class A2,
  3.973%, 10/25/16.........         2,770      2,807,561
  Series 2008-5 Class A3,
  4.173%, 1/25/18..........           700        712,523
  Series 2008-5 Class A4,
  4.573%, 7/25/23..........         1,890      1,953,806
Soundview Home Equity Loan
  Trust Series 2005-OPT3
  Class A4, 2.783%,
  11/25/35(a)..............         4,500      4,086,563
Structured Asset Securities
  Corp. Series 2004-23XS
  Class 2A1, 2.783%,
  1/25/35(a)...............           692        470,253
USAA Auto Owner Trust:
  Series 2005-3 Class A4,
  4.63%, 5/15/12...........         2,850      2,877,913
  Series 2006-4 Class A3,
  5.01%, 6/15/11...........         3,050      3,081,991
  Series 2006-4 Class A4,
  4.98%, 10/15/12..........         2,825      2,867,015

--------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES--17.8%          52,565,106
--------------------------------------------------------


--------------------------------------------------------

CORPORATE BONDS
--------------------------------------------------------
AEROSPACE & DEFENSE--0.0%
L-3 Communications Corp.,
  5.875%, 1/15/15..........            70         64,575
--------------------------------------------------------


AIR FREIGHT & LOGISTICS--0.0%
United Parcel Service,
  Inc., 6.20%, 1/15/38.....            40         40,543
--------------------------------------------------------


AIRLINES--0.3%
American Airlines, Inc.
  Series 2003-1, 3.857%
  1/09/12..................           446        407,792
Continental Airlines, Inc.
  Series 2002-1, 6.563%
  8/15/13..................           600        549,000
                                           -------------
                                                 956,792
--------------------------------------------------------


CAPITAL MARKETS--3.8%
The Bear Stearns Cos.,
  Inc., 3.218% 7/19/10(a)..           505        495,178
Credit Suisse Guernsey
  Ltd., 5.86%(a)(d)........         1,530      1,275,481
Goldman Sachs Capital II,
  5.793%(a)(d).............           585        406,786
The Goldman Sachs Group,
  Inc., 5.25%, 10/15/13....         1,850      1,810,891
Lehman Brothers Holdings
  Inc.:
  5.625%, 1/24/13..........         1,065      1,008,028
  6.75%, 12/28/17..........         1,025        962,911
  Series MTN, 7%, 9/27/27..           555        513,156


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


                                      PAR
CORPORATE BONDS                     (000)      VALUE
--------------------------------------------------------
CAPITAL MARKETS (CONCLUDED)
Morgan Stanley:
  6.25%, 8/28/17...........    $    1,005  $     936,972
  Series F, 5.55%,
  4/27/17..................         1,305      1,167,188
UBS AG:
  5.75%, 4/25/18...........           900        858,794
  Series DPNT, 5.875%,
  12/20/17.................         1,685      1,639,084
                                           -------------
                                              11,074,469
--------------------------------------------------------


COMMERCIAL BANKS--1.3%
Barclays Bank Plc,
  8.55%(a)(c)(d)...........         1,250      1,214,853
Corporacion Andina de
  Fomento, 6.875% 3/15/12..           810        851,271
Royal Bank of Scotland
  Group Plc Series MTN,
  7.64%(a)(d)..............         1,100      1,005,762
Wachovia Bank NA, 6.60%,
  1/15/38..................         1,050        914,960
                                           -------------
                                               3,986,846
--------------------------------------------------------


COMPUTERS &PERIPHERALS--0.3%
International Business
  Machines Corp., 5.70%,
  9/14/17..................           785        796,708
--------------------------------------------------------


CONSUMER FINANCE--0.6%
FIA Card Services NA,
  4.625%, 8/03/09..........           665        663,419
SLM Corp.:
  5.40%, 10/25/11..........           625        570,743
  Series A, 4%, 1/15/09....           540        533,354
                                           -------------
                                               1,767,516
--------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--4.1%
Bank of America Corp.:
  4.875%, 9/15/12..........           780        766,029
  5.75%, 12/01/17..........           940        882,769
  6%, 9/01/17..............           395        380,587
  Series K, 8%(a)(d).......           350        327,905
Citigroup, Inc., 8.30%,
  12/21/77(a)..............         1,110      1,048,205
General Electric Capital
  Corp.:
  5%, 11/15/11.............         4,125      4,204,324
  5.625%, 5/01/18..........           780        754,303
  6.15%, 8/07/37...........         1,115      1,046,291
  6.375%, 11/15/67(a)......           875        827,583
JPMorgan Chase Bank NA, 6%,
  7/05/17..................         1,550      1,519,429
JPMorgan Chase Capital XXV,
  6.80%, 10/01/37..........           395        354,546
                                           -------------
                                              12,111,971
--------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
AT&T, Inc., 6.50%,
  9/01/37..................         1,750      1,693,683
Qwest Communications
  International, Inc.,
  7.50%, 2/15/14...........           280        266,000
                                           -------------
                                               1,959,683
--------------------------------------------------------


ELECTRIC UTILITIES--0.8%
Florida Power & Light Co.,
  5.95%, 2/01/38...........           675        667,275
Florida Power Corp., 6.40%,
  6/15/38..................           225        228,523
Nevada Power Co., 6.65%,
  4/01/36..................           575        554,990
Sierra Pacific Power Co.,
  6%, 5/15/16..............           780        771,383
Southern California Edison
  Co. Series 08-A, 5.95%,
  2/01/38..................           225        222,425
                                           -------------
                                               2,444,596
--------------------------------------------------------


FOOD PRODUCTS--0.4%
Kraft Foods, Inc., 6.50%,
  8/11/17..................         1,185      1,186,509
--------------------------------------------------------


HEALTH CARE PROVIDERS &SERVICES--0.2%
UnitedHealth Group, Inc.,
  5.80%, 3/15/36...........           540        446,954
--------------------------------------------------------


HOTELS, RESTAURANTS &LEISURE--0.2%
Harrah's Operating Co.,
  Inc., 10.75%,
  2/01/18(c)(e)............           800        554,323
--------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
Texas Competitive Electric
  Holdings Co. LLC Series
  B, 10.25%, 11/01/15(c)...           690        676,200
--------------------------------------------------------


INSURANCE--2.0%
American International
  Group, Inc., 8.175%,
  5/15/58(a)(c)............         1,120      1,054,042
Chubb Corp., 6.375%,
  3/29/67(a)...............           675        617,453
Lincoln National Corp., 7%,
  5/17/66(a)...............           470        428,107
Metlife, Inc., 6.40%,
  12/15/66.................           895        781,442
Metropolitan Life Global
  Funding I, 5.125%
  4/10/13(c)...............           875        861,602
Progressive Corp., 6.70%,
  6/15/37(a)...............           650        569,968
Reinsurance Group of
  America, 6.75%,
  12/15/65(a)..............           345        271,290
The Travelers Cos., Inc.,
  6.25%, 3/15/67(a)........           830        713,088
ZFS Finance (USA) Trust V,
  6.50%, 5/09/67(a)(c).....           530        462,587
                                           -------------
                                               5,759,579
--------------------------------------------------------


MEDIA--2.5%
CSC Holdings, Inc. Series
  B, 8.125%, 7/15/09.......            90         90,675
Comcast Corp.:
  6.50%, 1/15/17...........         1,055      1,061,271
  6.45%, 3/15/37...........           800        744,553
  6.95%, 8/15/37...........           730        718,020
News America Holdings,
  9.25%, 2/01/13...........           330        378,103
News America, Inc.:
  6.40%, 12/15/35..........           390        369,064
  6.75%, 1/09/38...........           555        567,639
Rainbow National Services
  LLC, 10.375% 9/01/14(c)..           490        520,625
Time Warner Cable, Inc.,
  5.85%, 5/01/17...........           850        807,331
Time Warner Cos., Inc.,
  9.125%, 1/15/13..........         1,790      1,965,558
                                           -------------
                                               7,222,839
--------------------------------------------------------


METALS & MINING--0.4%
Freeport-McMoRan Copper &
  Gold, Inc.:
  8.25%, 4/01/15...........           315        331,144
  5.883%, 4/01/15(a).......           205        207,021
  8.375%, 4/01/17..........           600        633,000
                                           -------------
                                               1,171,165
--------------------------------------------------------


MULTILINE RETAIL--0.7%
Target Corp., 6%, 1/15/18..         2,175      2,182,767
--------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--1.2%
Anadarko Petroleum Corp.:
  5.95%, 9/15/16...........           675        675,362
  6.45%, 9/15/36...........           290        286,256
Devon Financing Corp. ULC,
  7.875%, 9/30/31..........           250        295,275
Gazprom OAO, 7.288%,
  8/16/37(c)...............           680        624,920
Midamerican Energy Holdings
  Co., 5.95%, 5/15/37......           800        750,512


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


                                      PAR
CORPORATE BONDS                     (000)      VALUE
--------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONCLUDED)
Petrobras International
  Finance Co., 5.875%,
  3/01/18..................    $      295  $     283,773
Sabine Pass LNG LP, 7.50%,
  11/30/16.................           530        477,000
Tennessee Gas Pipeline Co.,
  7%, 10/15/28.............           135        131,660
                                           -------------
                                               3,524,758
--------------------------------------------------------


PHARMACEUTICALS--0.3%
Bristol-Myers Squibb Co.,
  5.875%, 11/15/36.........           270        251,869
GlaxoSmithKline Capital,
  Inc., 4.85%, 5/15/13.....           650        649,124
                                           -------------
                                                 900,993
--------------------------------------------------------


SOFTWARE--0.2%
Oracle Corp., 5.75%,
  4/15/18..................           470        469,598
--------------------------------------------------------

TOTAL CORPORATE BONDS--20.2%                  59,299,384
--------------------------------------------------------


--------------------------------------------------------
FOREIGN GOVERNMENT
OBLIGATIONS
--------------------------------------------------------
Bundesrepublik Deutschland:
  Series 05, 4%, 1/04/37...  EUR      750      1,021,145
  Series 07, 4.25%,
  7/04/39..................           550        780,404
Mexico Government
  International Bond,
  6.375% 1/16/13...........    $      596        627,290
--------------------------------------------------------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS--0.8%                              2,428,839
--------------------------------------------------------

--------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
--------------------------------------------------------
Fannie Mae Guaranteed Pass Through
  Certificates(f):
  4.50%, 7/15/2023.........        10,600     10,242,250
  5.00%, 7/15/23--7/15/38..        22,852     22,136,515
  5.50%, 7/15/23--7/15/38..        65,500     64,648,467
  6.00%, 2/01/17--7/15/38..        18,496     18,673,060
  6.50%, 7/15/38...........        18,400     18,940,500
Freddie Mac Mortgage Participation
  Certificates:
  5.00%, 7/15/38...........         3,400      3,257,625
  5.50%, 10/01/34..........            38         37,751
  7.00%,
  10/01/31--9/01/32(b).....           538        568,647
  7.50%, 5/01/32...........           142        152,750
Ginnie Mae MBS
  Certificates:
  5.00%,
  7/15/38--8/15/38(f)......         2,000      1,931,500
  5.50%, 6/01/38...........         3,000      2,980,313
  6.00%, 7/15/38...........         6,900      7,003,500
  6.50%,
  4/15/32--8/21/38(f)               8,647      8,893,371
  7.00%, 12/15/30..........           956      1,017,720
--------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES--54.5%                     160,483,969
--------------------------------------------------------


--------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES--
COLLATERALIZED MORTGAGE
OBLIGATIONS
--------------------------------------------------------

Fannie Mae Trust:
  Series 360 Class 2, 5%,
  8/01/35(g)...............         3,515        884,874
  Series 378 Class 4, 5%,
  7/01/36(g)...............         4,342      1,049,718
  Series 2003-9 Class DA,
  4.50%, 12/25/16..........         2,176      2,179,617
  Series 2005-47 Class PA,
  5.50%, 9/25/24...........           606        611,321
  Series 2005-69 Class LE,
  5.50%, 11/25/33..........         4,111      4,190,771
  Series 2007-108 Class AN,
  8.942%, 11/25/37(a)......         1,403      1,540,015
Freddie Mac Multiclass
  Certificates:
  Series 2684 Class SP,
  4.986%, 1/15/33(a)(g)....           340         56,631
  Series 3068 Class VA,
  5.50%, 10/15/16..........         1,229      1,252,602
  Series 3087 Class VA,
  5.50%, 3/15/15...........         3,433      3,513,446
  Series 3137 Class XP, 6%,
  4/15/36..................         2,042      2,106,420
  Series 3208 Class PS,
  4.586%, 8/15/36(a)(g)....         1,678        189,347
  Series 3316 Class SB,
  4.729%, 8/15/35(a)(g)....           305         35,366
--------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES--
COLLATERALIZED MORTGAGE OBLIGATIONS--6.0%     17,610,128
--------------------------------------------------------

--------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
--------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--22.7%
Bear Stearns Adjustable
  Rate Mortgage Trust:
  Series 2005-4 Class 3A1,
  5.371%, 8/25/35(a).......        10,770     10,437,660
  Series 2006-2 Class 2A1,
  5.65%, 7/25/36(a)........         3,358      2,979,099
Citigroup Mortgage Loan
  Trust, Inc. Series 2005-4
  Class A, 5.344%,
  8/25/35(a)...............         6,375      5,973,557
Citimortgage Alternative
  Loan Trust Series 2007-A8
  Class A1, 6%, 10/25/37...         2,466      2,166,641
Countrywide Alternative
  Loan Trust(a):
  Series 2006-01A0 Class
  1A1, 4.488%, 8/25/46.....           350        286,626
  Series 2006-OC10 Class
  2A1, 2.483%, 11/25/36....         1,373      1,216,828
Countrywide Home Loan
  Mortgage Pass-Through
  Trust:
  Series 2006-0A5 Class
  2A1, 2.683%, 4/25/46(a)..           409        291,620
  Series 2006-0A5 Class
  3A1, 2.683%, 4/25/46(a)..           799        559,733
  Series 2007-16 Class A1,
  6.50%, 10/25/37..........         1,448      1,418,278
  Series 2007-J3 Class A10,
  6%, 7/25/37..............         1,720      1,567,536
Credit Suisse Mortgage
  Capital Certificate
  Series 2006-8 Class 3A1,
  6%, 10/25/21.............           539        498,311
First Horizon Asset
  Securities, Inc. Series
  2005-AR3 Class 3A1,
  5.494%, 8/25/35(a).......         1,321      1,284,277
GSR Mortgage Loan Trust
  Series 2005-AR4 Class
  6A1, 5.25%, 7/25/35(a)...         6,480      6,086,633
Harborview Mortgage Loan
  Trust Series 2006-9 Class
  2A1A, 2.693%,
  11/19/36(a)..............           707        497,982
Impac Secured Assets CMN
  Owner Trust Series 2004-
  3(a):
  Class 1A4, 2.883%,
  11/25/34.................           481        351,218
  Class M1, 3.083%,
  11/25/34.................         2,200      1,155,000


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

NON-U.S. GOVERNMENT AGENCY            PAR
MORTGAGE-BACKED SECURITIES          (000)      VALUE
--------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONCLUDED)
JPMorgan Mortgage Trust:
  Series 2006-S2 Class 2A2,
  5.875%, 7/25/36..........    $      233  $     228,219
  Series 2007-S1 Class 1A2,
  5.50%, 3/25/22...........           239        230,741
Residential Accredit Loans,
  Inc., Class A1(a):
  Series 2006-Q02, 2.703%,
  2/25/46..................           665        459,926
  Series 2007-Q03, 2.643%,
  3/25/47..................           467        350,568
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2007-3 Class 2A1,
  5.731%, 4/25/37(a).......         2,901      2,669,292
Structured Asset Securities
  Corp.(a):
  Series 2005-GEL2 Class A,
  2.763%, 4/25/35..........           319        281,965
  Series 2005-OPT1 Class
  A4M, 2.743%, 11/25/35....           962        865,930
WaMu Mortgage Pass Through
  Certificates Class
  1A1(a):
  Series 2006-AR18 5.343%,
  1/25/37..................         2,297      2,172,171
  Series 2007-HY3 5.665%,
  3/25/37..................         7,413      6,879,509
  Series 2007-0A4 4.298%,
  5/25/47..................           466        344,777
  Series 2007-0A5 4.278%,
  6/25/47..................           803        650,530
Wells Fargo Mortgage Backed
  Securities Trust(a):
  Series 2005-AR15 Class
  2A1, 5.107%, 9/25/35.....         4,104      3,987,345
  Series 2006-AR2 Class
  2A5, 5.107%, 3/25/36.....         2,484      2,406,258
  Series 2006-AR3 Class A4,
  5.705%, 3/25/36..........         3,149      2,927,563
  Series 2006-AR4 Class
  2A4, 5.773%, 4/25/36.....           400        364,821
  Series 2006-AR12 Class
  2A1, 6.099%, 9/25/36.....           747        713,315
  Series 2006-AR15 Class
  A1, 5.659%, 10/25/36.....         3,740      3,534,867
  Series 2006-AR17 Class
  A1, 5.33%, 10/25/36......         1,179      1,129,054
                                           -------------
                                              66,967,850
--------------------------------------------------------


COMMERCIAL MORTGAGE-BACKED SECURITIES--22.5%
Banc of America Commercial
  Mortgage, Inc.(a):
  Series 2003-2 Class A3,
  4.873%, 3/11/41..........         2,800      2,734,992
  Series 2007-2 Class A4,
  5.688%, 4/10/49..........         2,400      2,281,824
Bear Stearns Commercial
  Mortgage Securities:
  Series 1998-C1 Class A2,
  6.44%, 6/16/30...........           206        206,386
  Series 2005-PWR8 Class
  A4, 4.674%, 6/11/41......         2,800      2,611,159
  Series 2007-PW18 Class
  A4, 5.70%, 10/11/17......           450        423,771
  Series 2007-T26 Class A4,
  5.471%, 1/12/45(a).......         1,460      1,361,768
CS First Boston Mortgage
  Securities Corp. Series
  2002-CP5 Class A1,
  4.106%, 12/15/35.........         1,167      1,133,612
Capco America
  Securitization Corp.
  Series 1998-D7 Class A1B,
  6.26%, 10/15/30..........         1,288      1,290,437
Chase Commercial Mortgage
  Securities Corp. Series
  1999-2 Class A2, 7.198%,
  1/15/32..................         2,354      2,416,719
Citigroup Commercial
  Mortgage Trust:
  Series 2006-C5 Class A4,
  5.431%, 10/15/49.........           355        336,487
  Series 2007-C6 Class AM,
  5.889%, 12/10/49(a)......           975        886,076
  Series 2008-C7 Class A4,
  6.299%, 12/10/49(a)......           970        942,617
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Class A4:
  Series 2007-CD4, 5.322%
  12/11/49.................         1,170      1,081,565
  Series 2007-CD5, 5.886%,
  11/15/44(a)..............           875        835,256
Commercial Mortgage Pass-
  Through Certificates
  Series 2004-LB3A Class
  A3, 5.09%, 7/10/37(a)....           815        809,928
First Union National Bank
  Commercial Mortgage:
  Series 1999-C4 Class E,
  8.177%, 12/15/31(a)(c)...         2,770      2,882,358
  Series 2001-C2 Class B,
  6.819%, 1/12/43..........         3,275      3,390,835
GS Mortgage Securities
  Corp. II Series 2006-GG6
  Class A2, 5.506%,
  4/10/38(a)...............         2,850      2,846,807
Greenwich Capital
  Commercial Funding Corp.:
  Series 2004-GG1 Class A4,
  4.755%, 6/10/36..........         4,180      4,170,679
  Series 2004-GG1 Class A5,
  4.883%, 6/10/36..........         2,720      2,689,070
  Series 2005-GG5 Class AJ,
  5.478%, 4/10/37(a).......           785        691,140
  Series 2006-GG7 Class A4,
  6.112%, 7/10/38(a).......         4,250      4,192,500
JPMorgan Chase Commercial
  Mortgage Securities
  Corp.:
  Series 2001-CIB2 Class
  A3, 6.429%, 4/15/35......         2,735      2,806,218
  Series 2006-CB17 Class
  A4, 5.429%, 12/12/43.....           350        331,521
  Series 2007-C1 Class A4,
  5.716%, 2/15/51..........         1,970      1,848,654
  Series 2007-LD1 Class A2,
  5.992%, 6/15/49(a).......           950        941,330
  Series 2007-LD12 Class
  A2, 5.827%, 2/15/51......           770        760,089
LB-UBS Commercial Mortgage
  Trust:
  Series 2000-C3 Class A2,
  7.95%, 5/15/25(a)........         2,577      2,678,357
  Series 2005-C3 Class A5,
  4.739%, 7/15/30..........         2,950      2,765,154
  Series 2006-C1 Class A4,
  5.156%, 2/15/31..........         1,915      1,802,187
  Series 2007-C2 Class A3,
  5.43%, 2/15/40...........         1,750      1,627,110



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

NON-U.S. GOVERNMENT AGENCY            PAR
MORTGAGE-BACKED SECURITIES          (000)      VALUE
--------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CONCLUDED)
Morgan Stanley Capital I:
  Series 2006-IQ12 Class
  A4, 5.332%, 12/15/43.....    $    1,080  $   1,015,708
  Series 2007-HQ12 Class
  A2, 5.811%, 4/12/49(a)...           345        339,531
  Series 2007-IQ16 Class
  A4, 5.809%, 12/12/49.....           890        844,932
Morgan Stanley Dean Witter
  Capital I Series 2000-
  LIFE Class A2, 7.57%,
  11/15/36(a)..............         2,369      2,438,718
Salomon Brothers Mortgage
  Securities VII, Inc.
  Series 2000-C1 Class A2,
  7.52%, 12/18/09(a).......         2,306      2,369,562
Wachovia Bank Commercial
  Mortgage Trust:
  Series 2005-C20 Class
  A6A, 5.11%, 7/15/42(a)...         2,480      2,424,263
  Series 2005-C21 Class A3,
  5.384%, 10/15/44.........           775        774,969
  Series 2006-C28 Class AJ,
  5.632%, 10/15/48(a)......           195        159,224
  Series 2006-C29 Class AJ,
  5.368%, 11/15/48(a)......           195        155,578
                                           -------------
                                              66,299,091
--------------------------------------------------------

TOTAL NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES--45.2%            133,266,941
--------------------------------------------------------

--------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------
U.S. Treasury Bonds, 6.25%,
  8/15/23..................         2,750      3,271,857
U.S. Treasury Inflation
  Indexed Bonds:
  1.625%, 1/15/15..........         4,000      4,646,559
  2.375%, 1/15/25..........         1,050      1,254,737
  1.75%, 1/15/28...........           625        609,625
U.S. Treasury Notes:
  3.50%, 5/31/13...........         6,075      6,120,089
  5%, 5/15/37..............           860        924,232
--------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS--5.7%       16,827,099
--------------------------------------------------------


--------------------------------------------------------

PREFERRED SECURITIES
--------------------------------------------------------

CAPITAL TRUSTS
--------------------------------------------------------
CAPITAL MARKETS--0.0%
Lehman Brothers Holdings
  Capital Trust V,
  5.857%(a)(d).............           185        120,713
--------------------------------------------------------


COMMERCIAL BANKS--0.6%
BAC Capital Trust VI,
  5.625%, 3/08/35..........           665        541,492
Wachovia Corp., Series K,
  7.98%(a)(d)..............         1,375      1,262,800
                                           -------------
                                               1,804,292
--------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.5%
Bank of America Corp.
  Series M, 8.125%(a)(d)...           450        425,367
JPMorgan Chase & Co.,
  7.90%(a)(d)..............         1,250      1,172,050
                                           -------------
                                               1,597,417
--------------------------------------------------------

TOTAL CAPITAL TRUSTS--1.1%                     3,522,422
--------------------------------------------------------

--------------------------------------------------------


PREFERRED STOCKS                SHARES
--------------------------------------------------------



COMMERCIAL BANKS--0.3%
Wachovia Corp. Series J,
  8%.......................        36,100        809,362
--------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.2%
Citigroup, Inc. Series AA,
  8.125%...................        23,500        526,400
--------------------------------------------------------

TOTAL PREFERRED STOCKS--0.5%                   1,335,762
--------------------------------------------------------

TOTAL PREFERRED SECURITIES--1.6%               4,858,184
--------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$459,642,541)--151.8%                 447,339,650
--------------------------------------------------------

--------------------------------------------------------


                                      PAR
SHORT-TERM SECURITIES               (000)
--------------------------------------------------------


MEDIUM-TERM NOTES--0.1%
SLM Corp., 3.531%
  1/26/09(a)...............    $      385  $     379,003
--------------------------------------------------------


U.S. GOVERNMENT AGENCY OBLIGATIONS--0.9%
Federal Home Loan Bank, 2%,
  7/01/08..................         2,700      2,700,000
--------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$3,073,824)--1.0%                       3,079,003
--------------------------------------------------------

--------------------------------------------------------

OPTIONS PURCHASED               CONTRACTS
--------------------------------------------------------

CALL OPTIONS PURCHASED
EURIBOR, expiring September
  2008 at $95, Broker
  Citigroup Global Markets,
  Inc......................            62         13,432
--------------------------------------------------------

CALL SWAPTIONS PURCHASED
Receive a fixed rate of
  5.345% and pay a floating
  rate based on 3-month
  LIBOR, expiring November
  2009, Broker Lehman
  Brothers Special
  Financing................            9+        452,005
Receive a fixed rate of
  5.78% and pay a floating
  rate based on 3-month
  LIBOR, expiring August
  2010, Broker Deutsche
  Bank AG..................           13+        968,196
Receive a fixed rate of
  5.338% and pay a floating
  rate based on 3-month
  LIBOR, expiring February
  2011, Broker
  JPMorgan Chase...........            7+        368,693
Receive a fixed rate of
  5.365% and pay a floating
  rate based on 3-month
  LIBOR, expiring February
  2011, Broker
  JPMorgan Chase...........            3+        175,463
Receive a fixed rate of
  5.705% and pay a floating
  rate based on 3-month
  LIBOR, expiring May 2012,
  Broker Deutsche Bank AG..           10+        707,580
Receive a fixed rate of
  6.025% and pay a floating
  rate based on 3-month
  LIBOR, expiring June
  2012, Broker Lehman
  Brothers Special
  Financing................            8+        681,672
Receive a fixed rate of
  6.075% and pay a floating
  rate based on 3-month
  LIBOR, expiring July
  2012, Broker Lehman
  Brothers Special
  Financing................           12+      1,017,504
Receive a fixed rate of
  5.36% and pay a floating
  rate based on 3-month
  LIBOR, expiring June
  2013, Broker UBS
  Warburg..................            5+        162,577
                                           -------------
                                               4,533,690
--------------------------------------------------------


PUT SWAPTIONS PURCHASED

Pay a fixed rate of 5.345%
  and received a floating
  rate based 3-month LIBOR,
  expiring November 2009,
  Broker Lehman Brothers
  Special Financing........            9+        247,223


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


OPTIONS PURCHASED               CONTRACTS      VALUE
--------------------------------------------------------
PUT SWAPTIONS PURCHASED (CONCLUDED)
Pay a fixed rate of 5.78%
  and receive a floating
  rate based 3-month LIBOR,
  expiring August 2010,
  Broker Deutsche Bank AG..           13+  $     333,517
Pay a fixed rate of 5.338%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring February
  2011, Broker JPMorgan
  Chase....................            7+        275,256
Pay a fixed rate of 5.365%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring February
  2011, Broker
  JPMorgan Chase...........            3+        127,130
Pay a fixed rate of 5.705%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring May 2012,
  Broker Deutsche Bank AG..           10+        385,920
Pay a fixed rate of 6.025%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring June
  2012, Broker Lehman
  Brothers Special
  Financing................            8+        253,971

Pay a fixed rate of 6.075%
  and receive a floating
  rate based 3-month LIBOR,
  expiring July 2012,
  Broker Lehman Brothers
  Special Financing........           12+        360,792
Pay a fixed rate of 5.36%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring June
  2013, Broker UBS AG......            5+        133,790
                                           -------------
                                               2,117,599
--------------------------------------------------------

TOTAL OPTIONS PURCHASED
(COST--$5,347,359)--2.3%                       6,664,721
--------------------------------------------------------

TOTAL INVESTMENTS BEFORE TBA SALE
COMMITMENTS AND OPTIONS WRITTEN
(COST--$468,063,724*)--155.1%                457,083,374
--------------------------------------------------------


--------------------------------------------------------

                                      PAR
TBA SALE COMMITMENTS                (000)
--------------------------------------------------------

Fannie Mae Guaranteed Pass Through
  Certificates:
  5%, 7/15/23--7/15/38....     $   (5,300)    (5,246,825)
  5.50%,
  7/15/23--7/15/38........        (12,000)   (11,842,152)
  6.50%, 7/15/38..........         (5,400)    (5,561,087)
Ginnie Mae MBS
  Certificates, 6.50%,
  4/15/32--8/21/38.........        (3,200)    (3,307,229)
--------------------------------------------------------

TOTAL TBA SALE COMMITMENTS
(PROCEEDS--$25,929,555)--(8.8%)              (25,957,293)
--------------------------------------------------------

--------------------------------------------------------

OPTIONS WRITTEN                CONTRACTS+
--------------------------------------------------------
CALL SWAPTIONS WRITTEN
Pay a fixed rated of 5.46%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring August
  2008, Broker JPMorgan
  Chase Bank...............             4       (209,906)
Pay a fixed rate of 4.20%
  and receive a floating
  rate based 3-month LIBOR,
  expiring November 2008,
  Broker UBS AG............             6        (73,984)
Pay a fixed rate of 4.875%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring May 2010,
  Broker Deutsche Bank AG..             5       (206,410)
Pay a fixed rate of 5.025%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring November
  2010, Broker Union Bank
  of Switzerland, A.G......            15       (678,675)
Pay a fixed rate of 5.40%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring December
  2010, Broker Union Bank
  of Switzerland, A.G......             5       (281,606)
Pay a fixed rate of 5.56%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring October
  2012, Broker Union Bank
  Of Switzerland, A.G......            23     (1,494,065)
Pay a fixed rate of 5.74%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring October
  2012, Broker JPMorgan
  Chase Bank...............             6       (414,440)
                                           -------------
                                              (3,359,086)
--------------------------------------------------------


PUT SWAPTIONS WRITTEN
Receive a fixed rate of
  3.30% and pay a floating
  rate based on 3-month
  LIBOR, expiring October
  2008, Broker Deutsche
  Bank AG..................            30       (330,390)
Receive a fixed rated of
  5.46% and pay a floating
  rate based on 3-month
  LIBOR, expiring August
  2008, Broker JPMorgan
  Chase Bank...............             4         (4,925)
Receive a fixed rate of
  4.70% and pay a floating
  rate based on 3-month
  LIBOR, expiring November
  2008, Broker UBS AG                   6       (211,078)
Receive a fixed rate of
  4.875% and pay a floating
  rate based on 3-month
  LIBOR, expiring May 2010,
  Broker Deutsche Bank AG..             5       (277,116)
Receive a fixed rate of
  5.025% and pay a floating
  rate based on 3-month
  LIBOR, expiring November
  2010, Broker Union Bank
  of Switzerland, A.G......            15       (804,600)
Receive a fixed rate of
  5.40% and pay a floating
  rate based on 3-month
  LIBOR, expiring December
  2010, Broker Union Bank
  of Switzerland, A.G......             5       (195,269)
Receive a fixed rate of
  5.56% and pay a floating
  rate based on 3-month
  LIBOR, expiring October
  2012, Broker Union Bank
  of Switzerland, A.G......            23       (795,661)
Receive a fixed rate of
  5.74% and pay a floating
  rate based on 3-month
  LIBOR, expiring October
  2012, Broker JPMorgan
  Chase Bank...............             6       (223,999)
                                           -------------
                                              (2,843,038)
--------------------------------------------------------

TOTAL OPTIONS WRITTEN (PREMIUMS
RECEIVED--$5,215,200)--(2.1%)                 (6,202,124)
--------------------------------------------------------

TOTAL INVESTMENTS, NET OF TBA SALE
COMMITMENTS AND OPTIONS WRITTEN--144.2%..    424,923,957

LIABILITIES IN EXCESS OF OTHER
  ASSETS--(44.2%)........................   (130,163,760)
                                           -------------

NET ASSETS--100.0%.......................  $ 294,760,197
                                           =============
--------------------------------------------------------


--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments June 30, 2008 (continued)

--------------------------------------------------------------------------------

Aggregate cost...................    $468,811,170
                                     ============
Gross unrealized appreciation....    $  3,913,163
Gross unrealized depreciation....     (15,640,959)
                                     ------------
Net unrealized depreciation......    $(11,727,796)
                                     ============



+    One contract represents a notional amount of $1,000,000.

(a)  Variable rate security. Rate shown is as of report date.

(b) All or a portion of security, pledged as collateral in connection with open financial futures contracts.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

(d)  Security is a perpetual in nature and has no stated maturity date.

(e) Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(f) Represents or includes a to-be-announced transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(g) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

-   Forward foreign currency contracts as of June 30, 2008 were as follows:

------------------------------------------------------------------
FOREIGN CURRENCY    FOREIGN CURRENCY    SETTLEMENT     UNREALIZED
PURCHASED                 SOLD             DATE       DEPRECIATION
------------------------------------------------------------------
$1,230,611             EUR 784,663        7/23/08        $(3,321)

------------------------------------------------------------------

TOTAL                                                    $(3,321)
                                                         =======



-   Financial futures contracts purchased as of June 30, 2008 were as follows:

-----------------------------------------------------------------------------------
                                                                       UNREALIZED
                                      EXPIRATION          FACE        APPRECIATION
CONTRACTS           ISSUE                DATE            VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------
   399             10-Year
              U.S. Treasury Bond    September 2008    $45,232,646       $ 222,182

    40            Euro-Bund         September 2008    $ 7,046,153         (82,649)

    53       Euro Dollar Futures     December 2008    $12,806,287          22,363

   173       Euro Dollar Futures      March 2009      $41,713,215         100,885

    92       Euro Dollar Futures       June 2009      $22,301,077        (112,977)



TOTAL                                                                   $ 149,804
                                                                        =========



-   Financial futures contracts sold as of June 30, 2008 were as follows:

-----------------------------------------------------------------------------------
                                                                       UNREALIZED
                                      EXPIRATION          FACE        APPRECIATION
CONTRACTS           ISSUE                DATE            VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------
   307              2-Year
              U.S. Treasury Bond    September 2008    $64,424,093       $(415,267)
   661              5-Year
              U.S. Treasury Bond    September 2008    $72,901,465        (175,184)
   118             20-Year
              U.S. Treasury Bond    September 2008    $13,371,435        (268,627)
   183       Euro Dollar Futures       June 2010      $44,103,125         377,564



TOTAL                                                                   $(481,514)
                                                                        =========






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments June 30, 2008 (continued)

--------------------------------------------------------------------------------
-   Swaps outstanding as of June 30, 2008 were as follows:

---------------------------------------------------------
                                 NOTIONAL    UNREALIZED
                                  AMOUNT    APPRECIATION
                                   (000)   (DEPRECIATION)
---------------------------------------------------------
Sold credit default protection
  on Comcast Cable
  Communications, Inc. and
  receive 1.15%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires September 2008.......   $ 1,980    $     4,008

Receive a fixed rate of 3.401%
  and pay 3.875% on Treasury
  Inflation Protected
  Securities (TIPS) adjusted
  principal
  Broker, JPMorgan Chase
  Expires January 2009.........   $ 4,062       (172,611)

Receive a fixed rate of 4.7775%
  and pay a floating rate based
  on 3-month LIBOR
  Broker, Citibank, NA
  Expires August 2009..........   $17,700        315,945

Receive a fixed rate of 5.2725%
  and pay a floating rate based
  on 3-month LIBOR
  Broker, Citibank, NA
  Expires October 2009.........   $14,000        357,892

Bought credit default
  protection on Sara Lee Corp.
  and pay 0.57%
  Broker, Lehman Brothers
  Special Financing
  Expires December 2010........   $ 1,395         (7,262)

Bought credit default
  protection on RadioShack
  Corp. and pay 1.16%
  Broker, UBS Warburg
  Expires December 2010........   $ 1,355         23,642

Bought credit default
  protection on Limited Brands,
  Inc. and pay 1.065%
  Broker, UBS Warburg
  Expires December 2010........   $ 1,355         41,541

Receive a fixed rate of 4.17%
  and pay 3.50% on Treasury
  Inflation Protected
  Securities (TIPS) adjusted
  principal
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires January 2011.........   $ 3,500       (341,242)

Sold credit default protection
  on SLM Corp. and receive
  5.10%
  Broker, Lehman Brothers
  Special Financing
  Expires March 2011...........   $ 1,455        (10,588)

Bought credit default
  protection on Sara Lee Corp.
  and pay 0.604%
  Broker, JPMorgan Chase
  Expires March 2011...........   $ 1,225         (7,541)

Bought credit default
  protection on Limited Brands,
  Inc. and pay 0.73%
  Broker, Lehman Brothers
  Special Financing
  Expires March 2011...........   $ 1,225         51,966

Bought credit default
  protection on Computer
  Sciences Corp. and pay 0.88%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires June 2011............   $ 1,185        (11,824)

Receive a fixed rate of 5.035%
  and pay a floating rate based
  on 3-month LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires November 2011........   $13,000        419,137


Receive a fixed rate of 4.867%
  and pay a floating rate based
  on 3-month LIBOR
  Broker, UBS Warburg
  Expires October 2012.........   $ 9,200        249,384

Pay a fixed rate of 4.88% and
  receive a floating rate based
  on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2012.........   $17,000        469,223

Receive a fixed rate of 4.667%
  and pay a floating rate based
  on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2012.........   $ 9,500    $   182,095

Receive a fixed rate of 5.023%
  and pay a floating rate based
  on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2012.........   $12,400        412,416

Receive a fixed rate of 4.34%
  and pay a floating rate based
  on 3-month LIBOR
  Broker, Lehman Brothers
  Special Financing
  Expires December 2012........   $16,600         97,559

Receive a fixed rate of 4.265%
  and pay a floating rate based
  on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2013............   $12,100          1,755

Bought credit default
  protection on Eastman
  Chemical Co. and pay 0.68%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires September 2013.......   $ 1,170          1,065

Pay a fixed rate of 5.071% and
  receive a floating rate based
  on 3-month LIBOR
  Broker, UBS Warburg
  Expires March 2017...........   $10,000       (335,087)

Pay a fixed rate of 5.762% and
  receive a floating rate based
  on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2017............   $27,300     (2,298,502)

Pay a fixed rate of 5.305% and
  receive a floating rate based
  on 3-month LIBOR
  Broker, Citibank, NA
  Expires October 2017.........   $19,500       (980,738)

Pay a fixed rate of 5.2875% and
  receive a floating rate based
  on 3-month LIBOR
  Broker, Citibank, NA
  Expires October 2017.........   $ 7,000       (342,825)

Pay a fixed rate of 4.585% and
  receive a floating rate based
  on 3-month LIBOR
  Broker, CS First Boston
  Expires January 2018.........   $ 8,100         45,033

Receive a fixed rate of 4.885%
  and pay a floating rate based
  on 3-month LIBOR
  Broker, Goldman Sachs & Co.
  Expires June 2018............   $ 2,600         43,179

Pay a fixed rate of 4.68% and
  receive a floating rate based
  on 3-month LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2018............   $ 6,800           (347)


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments June 30, 2008 (concluded)

--------------------------------------------------------------------------------
-   Swaps outstanding as of June 30, 2008 were as follows (concluded):

---------------------------------------------------------
                                 NOTIONAL    UNREALIZED
                                  AMOUNT    APPRECIATION
                                   (000)   (DEPRECIATION)
---------------------------------------------------------

Pay a fixed rate of 4.65% and
  receive a floating rate based
  on 3-month LIBOR
  Broker, UBS Warburg
  Expires November 2018........   $ 1,100         11,690

Receive a fixed rate of 5.411%
  and pay a floating rate based
  on 3-month LIBOR
  Broker, JPMorgan Chase
  Expires August 2022..........   $ 4,530        270,501
---------------------------------------------------------

TOTAL                                        $(1,510,536)
                                             ===========




- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

- Level 1--price quotations in active markets/exchanges for identical securities

- Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

- Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

-------------------------------------------------------------
VALUATION                    INVESTMENTS IN   OTHER FINANCIAL
INPUTS                         SECURITIES       INSTRUMENTS*
-------------------------------------------------------------
Level 1..................               --      $  (331,710)
Level 2..................     $424,461,360       (1,051,260)
Level 3..................               --               --

-------------------------------------------------------------

TOTAL                         $424,461,360      $(1,382,970)
                              ============      ===========



* Other financial instruments are swaps, futures, forward foreign currency contracts and options.




-   Currency Abbreviations:

EUR  Euro




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$468,063,724).............    $457,083,374
Unrealized appreciation on swaps....................................       2,998,031
Foreign currency at value (cost--$3,142,862)........................       3,106,144
Cash................................................................         379,527
Investments sold receivable.........................................      47,448,664
Interest receivable.................................................       2,511,981
Swaps receivable....................................................         684,477
Principal paydowns receivable.......................................          20,377
Capital shares sold receivable......................................             158
Prepaid expenses....................................................          11,784
                                                                        ------------
Total assets........................................................     514,244,517
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Options written at value (premiums received--$5,215,200)............       6,202,124
TBA sale commitments at value (proceeds--$25,929,555)...............      25,957,293
Unrealized depreciation on swaps....................................       4,508,567
Unrealized depreciation on forward foreign currency contracts.......           3,321
Investments purchased payable.......................................     179,909,247
Income dividends payable............................................       1,383,122
Swaps payable.......................................................       1,028,569
Capital shares redeemed payable.....................................         169,737
Margin variation payable............................................         132,780
Investment advisory fees payable....................................         117,181
Other affiliates payable............................................           3,429
Officer's and Directors' fees payable...............................             214
Other liabilities...................................................          10,701
Other accrued expenses payable......................................          58,035
                                                                        ------------
Total liabilities...................................................     219,484,320
                                                                        ------------
------------------------------------------------------------------------------------

Net assets..........................................................    $294,760,197
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 600,000,000 shares authorized......    $  2,593,866
Paid-in-capital in excess of par....................................     315,627,522
Distributions in excess of net investment income....................        (458,963)
Accumulated net realized loss.......................................      (9,129,535)
Net unrealized appreciation/depreciation............................     (13,872,693)
                                                                        ------------
Net assets..........................................................    $294,760,197
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $294,760,197 and 25,938,658 shares
  outstanding.......................................................    $      11.36
                                                                        ============
------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest............................................................    $  8,722,163
Dividends...........................................................         172,182
                                                                        ------------
Total income........................................................       8,894,345
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................         760,750
Accounting services.................................................          52,863
Printing............................................................          42,421
Custodian...........................................................          33,953
Professional........................................................          26,009
Officer and Directors...............................................          12,201
Transfer agent......................................................           2,386
Miscellaneous.......................................................          22,103
                                                                        ------------
Total expenses excluding interest expense...........................         952,686
Interest expense on reverse repurchase agreements...................         148,070
                                                                        ------------
Total expenses......................................................       1,100,756
                                                                        ------------
Net investment income...............................................       7,793,589
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments.......................................................         531,748
  Futures and swaps.................................................        (878,488)
  Options written...................................................          34,000
  TBA sale commitments..............................................        (450,560)
  Foreign currency..................................................         473,915
                                                                        ------------
                                                                            (289,385)
                                                                        ------------
Net change in unrealized appreciation/depreciation on:
  Investments.......................................................     (11,014,417)
  Futures and swaps.................................................         764,079
  Options written...................................................        (485,746)
  TBA sale commitments..............................................         326,265
  Foreign currency..................................................        (373,098)
                                                                        ------------
                                                                         (10,782,917)
                                                                        ------------
Total realized and unrealized loss..................................     (11,072,302)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $ (3,278,713)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2008         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)      DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.................................     $  7,793,589         $ 18,722,415
Net realized gain (loss)..............................         (289,385)              34,660
Net change in unrealized appreciation/depreciation....      (10,782,917)          (4,604,587)
                                                           ------------         ------------
Net increase (decrease) in net assets resulting from
  operations..........................................       (3,278,713)          14,152,488
                                                           ------------         ------------

----------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.............................................       (7,783,218)         (18,699,621)
  Class II............................................               --                  (53)
  Class III...........................................               --                  (49)
                                                           ------------         ------------
Decrease in net assets resulting from dividends to
  shareholders........................................       (7,783,218)         (18,699,723)
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions........................................      (39,921,596)         (84,582,253)
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..........................      (50,983,527)         (89,129,488)
Beginning of period...................................      345,743,724          434,873,212
                                                           ------------         ------------
End of period.........................................     $294,760,197         $345,743,724
                                                           ============         ============

End of period distributions in excess of net
  investment income...................................     $   (458,963)        $   (469,334)
                                                           ============         ============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                  ----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2008     --------------------------------------------------------
                                     (UNAUDITED)        2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................       $  11.77        $  11.91    $  11.95    $  12.31    $  12.21    $  12.11
                                      --------        --------    --------    --------    --------    --------
Net investment income(1).......           0.28            0.56        0.55        0.46        0.39        0.44
Net realized and unrealized
  gain (loss)..................          (0.41)          (0.14)      (0.03)      (0.22)       0.15        0.13
                                      --------        --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations........          (0.13)           0.42        0.52        0.24        0.54        0.57
                                      --------        --------    --------    --------    --------    --------
Dividends from net investment
  income.......................          (0.28)          (0.56)      (0.56)      (0.60)      (0.44)      (0.47)
                                      --------        --------    --------    --------    --------    --------
Net asset value, end of
  period.......................       $  11.36        $  11.77    $  11.91    $  11.95    $  12.31    $  12.21
                                      ========        ========    ========    ========    ========    ========

--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.......         (1.09%)(3)       3.65%       4.39%       1.98%       4.51%       4.76%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses, excluding
  interest expense.............          0.59%(4)        0.57%       0.55%       0.53%       0.51%       0.50%
                                      ========        ========    ========    ========    ========    ========
Total expenses.................          0.69%(4)        0.57%       0.55%       0.53%       0.51%       0.50%
                                      ========        ========    ========    ========    ========    ========
Net investment income..........          4.87%(4)        4.78%       4.70%       3.71%       3.17%       3.62%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................       $294,760        $345,744    $434,871    $508,247    $613,572    $693,508
                                      ========        ========    ========    ========    ========    ========
Portfolio turnover.............           596%(5)         326%        272%        235%        194%        254%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------



(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4)  Annualized.

(5) Includes TBA transactions, excluding these transactions the portfolio turnover would have been 251%.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Fund, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits uncertain variable annuity and variable life insurance contracts. BlackRock Total Return V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Investments in open-end investment companies are valued at net asset value each business day. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by quoted fair values received daily by the Fund's pricing service or through brokers. Short-term securities are valued at amortized cost.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor

--------------------------------------------------------------------------------


using a pricing service and/or procedures approved by the Board.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

- FINANCIAL FUTURES CONTRACTS--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from, or pay, to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- OPTIONS--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). European options are exercised at maturity date only.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

- SWAP OPTIONS--Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

- SWAPS--The Fund may enter into swap agreements in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

CREDIT DEFAULT SWAPS--The Fund may invest in credit default swaps, which are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

INTEREST RATE SWAPS--Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and

--------------------------------------------------------------------------------


are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

CAPITAL TRUSTS: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by GNMA, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities. Classes of CMOs include interest only ("IOs"), principal only ("POs"), planned amortization classes ("PACs") and targeted amortization classes ("TACs"). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

MORTGAGE DOLLAR ROLLS: The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Fund will

--------------------------------------------------------------------------------


not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

PREFERRED STOCK: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statements of Assets and Liabilities. At the time the Fund enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

TBA COMMITMENTS: The Fund may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Investments".

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

SEGREGATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregates assets in connection with certain investments (e.g., futures) or certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

--------------------------------------------------------------------------------

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161,"Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's BlackRock High Income V.I. Fund at the following annual rates: 0.50% of the average daily net assets not exceeding $250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $500 million; 0.40% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.35% of average daily net assets in excess of $750 million. For the six months ended June 30, 2008, the aggregate average daily net assets of the Fund and the Company's BlackRock High Income V.I. Fund was approximately $473,003,0000.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $2,313 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments (including paydowns, TBA transactions and excluding short-term securities), for the six months ended June 30 , 2008 were $2,782,957,660 and $2,897,881,830 respectively.

Transactions in put options written for the six months ended June 30, 2008 were as follows:



---------------------------------------------------------
                                                Premiums
                                Contracts*      Received
---------------------------------------------------------
Outstanding put options
  written, beginning of
  period.....................        49        $2,161,760

Options written..............        55         1,013,100

Options closed...............       (10)         (446,000)
                                    ---        ----------

Outstanding put options
  written, end of period.....        94        $2,728,860
                                    ===        ==========

---------------------------------------------------------


* Some contracts include a notional amount of $1,000,000.

Transactions in call options written for the six months ended June 30, 2008 were as follows:

---------------------------------------------------------
                                                Premiums
                                Contracts*      Received
---------------------------------------------------------
Outstanding call options
  written, beginning of
  period.....................        49        $2,161,760

Options written..............        25           770,580

Options closed...............       (10)         (446,000)
                                    ---        ----------

Outstanding call options
  written, end of period.....        64        $2,486,340
                                    ===        ==========

---------------------------------------------------------


* Some contracts include a notional amount of $1,000,000.

--------------------------------------------------------------------------------

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:

---------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                            Shares          Amount
---------------------------------------------------------
Shares sold................       50,169     $    580,993

Shares issued to
  shareholders in
  reinvestment of
  dividends................      547,837        6,409,268
                              ----------     ------------

Total issued...............      598,006        6,990,261

Shares redeemed............   (4,030,683)     (46,911,857)
                              ----------     ------------

Net decrease...............   (3,432,677)    $(39,921,596)
                              ==========     ============

---------------------------------------------------------



----------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                            Shares           Amount
----------------------------------------------------------
Shares sold...............     1,736,050     $  20,214,403

Shares issued to
  shareholders in
  reinvestment of
  dividends...............     1,713,850        20,232,236
                             -----------     -------------

Total issued..............     3,449,900        40,446,639

Shares redeemed...........   (10,597,227)     (125,026,768)
                             -----------     -------------

Net decrease..............    (7,147,327)    $ (84,580,129)
                             ===========     =============
----------------------------------------------------------



-----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....       5      $    52

Shares redeemed.................     (95)      (1,114)
                                     ---      -------

Net decrease....................     (90)     $(1,062)
                                     ===      =======
-----------------------------------------------------


* Class II Shares liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*      Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....       4      $    48

Share redeemed..................     (94)      (1,110)
                                     ===      =======

Net decrease....................     (90)     $(1,062)
                                     ===      =======

-----------------------------------------------------


* Class III Shares liquidated on December 31, 2007.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

6.  REVERSE REPURCHASE AGREEMENTS:

For the six months ended June 30, 2008, the Fund's average amount of reverse repurchase agreements outstanding was approximately $9,741,000 and the daily weighted average interest rate was 3.07%.

7.  CAPITAL LOSS CARRYFORWARD:

As of December 31, 2007, the Fund had a capital loss carryforward of $7,316,839, of which $456,713 expires in 2008, $6,556,672 expires in 2014 and $303,454 expires in 2015. This amount will be available to offset future realized capital gains.

--------------------------------------------------------------------------------

     BLACKROCK UTILITIES AND

     ---------------------
     TELECOMMUNICATIONS V.I. FUND

     ---------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund outperformed the broad-based S&P 500 Index and its composite index*, but underperformed the S&P Utilities Index for the semi-annual period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Allocation decisions and security selection both contributed favorably to absolute and relative returns versus the Fund's composite index.

  - On the whole, security selection in the wireless telecommunication services segment was advantageous, as the Fund avoided some notable companies that struggled during the six months. Fund holdings in the diversified telecommunications services subsector, including AT&T Corp., further aided relative performance. An overweight in gas utilities also enhanced relative returns versus the composite benchmark, as several of the Fund's holdings in this area benefited from rising natural gas prices in the first half of 2008.

  - In contrast, an overweight in the independent power producers area modestly detracted from the Fund's relative return over the six-month period. Individual holdings Veolia Environnement SA and Vodafone Group plc also hampered results, as both firms suffered double-digit declines during the period. Neither of these companies is represented in the composite benchmark, making their large declines particularly disappointing from a relative return perspective.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - There were no significant changes made to the portfolio during the six months.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - We maintain a constructive view on the prospects for the utilities and telecommunications sectors. At the end of the six-month period, we remain comfortable with the Fund's top holdings, and we continue to find new investment opportunities. Within the strategy, we are maintaining the Fund's overweight exposure to independent power producers and wireless telecommunications service providers, while we hold underweights in both electric utilities and diversified telecommunications stocks. The Fund remains diversified geographically, most notably in the United States, Europe and Latin America.

* The Fund's composite benchmark, which comprises 70% S&P Utilities Index and 30% S&P Telecommunications Index, returned (7.21)% for the six months ended June 30, 2008.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                             BLACKROCK UTILITY
                          AND TELECOMMUNICATIONS
                            V.I. FUND(2)-CLASS      S&P 500(R)    S&P UTILITIES
                                I SHARES(1)          INDEX(3)        INDEX(4)
                          ----------------------    ----------    -------------
6/98                               10000               10000          10000
6/99                               11404               12276          10844
6/00                               12133               13165          11108
6/01                               11668               11213          13455
6/02                                9756                9196           9174
6/03                                9614                9219           8790
6/04                               10847               10981           9800
6/05                               14323               11675          13522
6/06                               16031               12683          14322
6/07                               21509               15294          18058
6/08                               22775               13287          19255




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund invests at least 80% of its net assets in a diversified portfolio of equity and debt securities issued by utility companies.

(3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

(4) This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                 STANDARDIZED         6-MONTH         ---------------------------------
                                                 30-DAY YIELD      TOTAL RETURNS      1-YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                    1.66%              (3.60)%         5.89%      18.82%        8.58%

-----------------------------------------------------------------------------------------------------------------------

S&P 500 Index(2)                                       --              (11.91)        (13.12)       7.58         2.88
-----------------------------------------------------------------------------------------------------------------------

S&P Utilities Index(3)                                 --               (2.76)          6.63       16.98         6.77
-----------------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

(3) This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
INDUSTRY REPRESENTATION                                            LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Electric Utilities..............................................             40%
Multi-Utilities.................................................             14
Diversified Telecommunication Services..........................             13
Independent Power Producers & Energy Traders....................             12
Oil, Gas & Consumable Fuels.....................................              6
Wireless Telecommunication Services.............................              6
Gas Utilities...................................................              5
Water Utilities.................................................              2
Construction & Engineering......................................              1
Electrical Equipment............................................              1

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                               HYPOTHETICAL(2)
                  ------------------------------------------------------   ------------------------------------------------------
                     BEGINNING          ENDING                                BEGINNING          ENDING
                   ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                  JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------------

Class I.........       $1,000         $1,036.00             $4.20               $1,000         $1,020.77             $4.17

---------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.83% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                       SHARES     VALUE
-------------------------------------------------------
BRAZIL--3.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
GVT Holding SA(a).............       8,400  $   204,092

-------------------------------------------------------


ELECTRIC UTILITIES--1.9%
CPFL Energia SA(b)............       4,700      321,292
Cia Energetica de Minas
  Gerais(b)...................      15,303      375,689
EDP--Energias do Brasil SA....      10,900      215,879
                                            -----------
                                                912,860
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.3%
Cia Energetica de Sao Paulo
  (Preference Shares).........       7,700      154,663
-------------------------------------------------------


WATER UTILITIES--0.8%
Cia De Saneamento Basico do
  Estado de Sao Paulo.........       7,200      183,694
Cia Saneamento (Preference
  Shares)(a)(c)(d)............         108        8,408
Companhia de Saneamento de
  Minas Gerais................      10,900      202,144
                                            -----------
                                                394,246
-------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.2%
Tim Participacoes SA(b).......       3,700      105,191
-------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                 1,771,052
-------------------------------------------------------


CANADA--1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
Manitoba Telecom Services,
  Inc. .......................       9,600      376,676
TELUS Corp. (Non-Voting
  Shares).....................       5,200      211,580
                                            -----------
                                                588,256
-------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.4%
Rogers Communications, Inc.
  Class B.....................       5,100      197,166
-------------------------------------------------------

TOTAL COMMON STOCKS IN CANADA                   785,422
-------------------------------------------------------


CAYMAN ISLANDS--0.3%
ENERGY EQUIPMENT & SERVICES--0.3%
Transocean, Inc. .............       1,049      159,857
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE CAYMAN ISLANDS       159,857
-------------------------------------------------------


CZECH REPUBLIC--0.9%
ELECTRIC UTILITIES--0.9%
CEZ AS........................       5,200      461,478
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE CZECH REPUBLIC       461,478
-------------------------------------------------------


FINLAND--0.9%
ELECTRIC UTILITIES--0.9%
Fortum Oyj....................       8,500      430,233
-------------------------------------------------------

TOTAL COMMON STOCKS IN FINLAND                  430,233
-------------------------------------------------------


FRANCE--3.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
France Telecom SA.............       7,200      211,155
-------------------------------------------------------


ELECTRIC UTILITIES--0.9%
Electricite de France SA......       4,600      435,763
-------------------------------------------------------


MULTI-UTILITIES--2.1%
Suez SA.......................      10,200      691,434
Veolia Environnement SA.......       6,687      373,317
                                            -----------
                                              1,064,751
-------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                 1,711,669
-------------------------------------------------------


GERMANY--2.3%
ELECTRIC UTILITIES--2.3%
E.ON AG.......................       5,800    1,168,959
-------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY                1,168,959
-------------------------------------------------------


ITALY--0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Telecom Italia SpA............      63,000      126,006
-------------------------------------------------------


ELECTRIC UTILITIES--0.5%
Enel SpA......................      25,000      237,122
-------------------------------------------------------

TOTAL COMMON STOCKS IN ITALY                    363,128
-------------------------------------------------------


LUXEMBOURG--0.5%
WIRELESS TELECOMMUNICATION SERVICES--0.5%
Millicom International
  Cellular SA.................       2,600      269,100
-------------------------------------------------------

TOTAL COMMON STOCKS IN LUXEMBOURG               269,100
-------------------------------------------------------


MEXICO--1.6%


WIRELESS TELECOMMUNICATION SERVICES--1.6%
America Movil, SA de CV(b)....      14,700      775,425
-------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                   775,425
-------------------------------------------------------


NETHERLANDS--0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
Koninklijke KPN NV............      13,100      223,969
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS          223,969
-------------------------------------------------------


NORWAY--0.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Telenor ASA...................       6,100      114,510
-------------------------------------------------------

TOTAL COMMON STOCKS IN NORWAY                   114,510
-------------------------------------------------------


PORTUGAL--0.3%
ELECTRIC UTILITIES--0.3%
Energias de Portugal SA.......      28,000      145,598
-------------------------------------------------------

TOTAL COMMON STOCKS IN PORTUGAL                 145,598
-------------------------------------------------------


SPAIN--4.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
Telefonica SA.................      25,088      663,925
-------------------------------------------------------


ELECTRIC UTILITIES--1.2%
Iberdrola SA..................      34,700      462,337
Union Fenosa SA...............       2,500      145,281
                                            -----------
                                                607,618
-------------------------------------------------------


ELECTRICAL EQUIPMENT--0.5%
Gamesa Corp. Tecnologica SA...       4,600      225,202
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.0%
Iberdrola Renovables(a).......      65,300      503,084
-------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                  1,999,829
-------------------------------------------------------


SWEDEN--0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
Tele2 AB......................      14,200      276,142
-------------------------------------------------------

TOTAL COMMON STOCKS IN SWEDEN                   276,142
-------------------------------------------------------


SWITZERLAND--0.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
Swisscom AG...................         600      199,838
-------------------------------------------------------

TOTAL COMMON STOCKS IN SWITZERLAND              199,838
-------------------------------------------------------


UNITED KINGDOM--4.9%
ELECTRIC UTILITIES--0.8%
British Energy Group Plc......      12,000      168,816
Scottish & Southern Energy
  Plc.........................       8,400      234,047
                                            -----------
                                                402,863
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.1%
International Power Plc.......      62,400      534,561
-------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

COMMON STOCKS                       SHARES     VALUE
-------------------------------------------------------
UNITED KINGDOM (CONCLUDED)


MULTI-UTILITIES--1.1%
Centrica Plc..................      41,800  $   257,090
National Grid Plc.............      22,138      290,190
                                            -----------
                                                547,280
-------------------------------------------------------


WATER UTILITIES--0.4%
Northumbrian Water Group Plc..      32,300      202,061
-------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--1.5%
Vodafone Group Plc(b).........      25,437      749,374
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM     2,436,139
-------------------------------------------------------


UNITED STATES--70.3%
CONSTRUCTION & ENGINEERING--0.6%
Quanta Services, Inc.(a)......       9,061      301,459
-------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--7.7%
AT&T Inc. ....................      50,747    1,709,667
Citizens Communications Co. ..      17,200      195,048
TW Telecom, Inc.(a)...........      16,700      267,701
Verizon Communications,
  Inc. .......................      41,600    1,472,640
Windstream Corp. .............      13,055      161,099
                                            -----------
                                              3,806,155
-------------------------------------------------------


ELECTRIC UTILITIES--28.7%
Allegheny Energy, Inc. .......      15,500      776,705
American Electric Power Co.,
  Inc. .......................      13,000      522,990
DPL, Inc. ....................      23,600      622,568
Duke Energy Corp. ............      51,843      901,031
Edison International..........      13,500      693,630
Entergy Corp. ................      13,500    1,626,480
Exelon Corp. .................      25,700    2,311,972
FPL Group, Inc. ..............      23,600    1,547,688
FirstEnergy Corp. ............      20,900    1,720,697
ITC Holdings Corp. ...........      15,700      802,427
Northeast Utilities Inc. .....       6,400      163,392
PPL Corp. ....................      30,600    1,599,462
Pepco Holdings, Inc. .........       1,900       48,735
The Southern Co. .............      27,800      970,776
                                            -----------
                                             14,308,553
-------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Itron, Inc.(a)................       1,800      177,030
-------------------------------------------------------


GAS UTILITIES--4.6%
Energen Corp. ................       3,700      288,711
Equitable Resources, Inc. ....       9,200      635,352
New Jersey Resources Corp. ...       6,450      210,593
Questar Corp. ................      13,500      959,040
UGI Corp. ....................       6,000      172,260
                                            -----------
                                              2,265,956
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--9.7%
The AES Corp.(a)..............      21,200      407,252
Constellation Energy Group,
  Inc. .......................      16,400    1,346,440
Dynegy, Inc. Class A(a).......      34,817      297,685
Mirant Corp.(a)...............      19,000      743,850
NRG Energy, Inc.(a)...........      33,000    1,415,700
Ormat Technologies, Inc. .....       8,000      393,440
Reliant Energy, Inc.(a).......      10,100      214,827
                                            -----------
                                              4,819,194
-------------------------------------------------------


MULTI-UTILITIES--10.6%
CMS Energy Corp. .............      39,500      588,550
Consolidated Edison, Inc. ....       3,600      140,724
DTE Energy Co. ...............       5,900      250,396
Dominion Resources, Inc. .....      17,000      807,330
NSTAR.........................       8,000      270,560
PG&E Corp. ...................      18,900      750,141
Public Service Enterprise
  Group, Inc. ................      39,600    1,818,828
Sempra Energy.................       6,100      344,345
Wisconsin Energy Corp. .......       5,900      266,798
Xcel Energy, Inc. ............       2,500       50,175
                                            -----------
                                              5,287,847
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--6.0%
Devon Energy Corp. ...........       4,100      492,656
EOG Resources, Inc. ..........       3,600      472,320
El Paso Corp. ................       4,700      102,178
Range Resources Corp. ........       6,000      393,240
Southwestern Energy Co.(a)....      14,200      676,062
Spectra Energy Corp. .........       4,121      118,438
Williams Cos., Inc. ..........      18,500      745,735
                                            -----------
                                              3,000,629
-------------------------------------------------------


WATER UTILITIES--0.4%
American States Water Co. ....       1,000       34,940
American Water Works Co,
  Inc.(a).....................       5,600      124,208
California Water Service
  Group.......................       1,500       49,155
                                            -----------
                                                208,303
-------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--1.6%
American Tower Corp. Class
  A(a)........................       7,000      295,750
MetroPCS Communications,
  Inc.(a).....................       6,500      115,115
SBA Communications Corp. Class
  A(a)........................      11,300      406,913
                                            -----------
                                                817,778
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED STATES     34,992,904
-------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$32,684,139)--97.0%                   48,285,252
-------------------------------------------------------

-------------------------------------------------------


                                BENEFICIAL
                                  INTEREST
SHORT-TERM SECURITIES                (000)
-------------------------------------------------------


UNITED STATES--2.4%
BlackRock Liquidity Series,
  LLC
  Cash Sweep Series,
  2.56%(e)(f).................     $ 1,198    1,198,435
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$1,198,435)--2.4%                      1,198,435
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$33,882,574*)--99.4%...............   49,483,687

OTHER ASSETS LESS LIABILITIES--0.6%.......      308,032
                                            -----------

NET ASSETS--100.0%........................  $49,791,719
                                            ===========



--------------------------------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments June 30, 2008 (concluded)

--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost....................    $33,882,574
                                      ===========
Gross unrealized appreciation.....    $15,980,120
Gross unrealized depreciation.....       (379,007)
                                      -----------
Net unrealized appreciation.......    $15,601,113
                                      ===========



(a)  Non-income producing security.

(b)  Depositary receipts.

(c)  Convertible security.

(d)  Security is fair valued.

(e)  Represents the current yield as of report date.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                      NET
                                   ACTIVITY    INTEREST
AFFILIATE                            (000)      INCOME
-------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series............     $1,065      $20,791

-------------------------------------------------------


- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

- Level 1--price quotations in active markets/exchanges for identical securities

- Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

- Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------
Level 1............................    $39,494,725
Level 2............................      9,980,554
Level 3............................          8,408

---------------------------------------------------

TOTAL                                  $49,483,687
                                       ===========



The following is a reconciliation of investments for unobservable inputs (Level
3) were used in determining fair value:

---------------------------------------------------
                                     INVESTMENTS IN
                                       SECURITIES
---------------------------------------------------
Balance, as of December 31, 2007...      $7,572
Accrued discounts/premiums.........          --
Realized gain (loss)...............          --
Change in unrealized appreciation
  (depreciation)...................         836
Net purchases (sales)..............          --
Net transfers in/out of Level 3....          --
                                         ------

Balance, as of June 30, 2008.......      $8,408
                                         ======







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$32,684,139)...............   $48,285,252
Investments at value--affiliated (cost--$1,198,435)..................     1,198,435
Cash.................................................................        18,645
Foreign currency at value (cost--$44,685)............................        44,791
Investments sold receivable..........................................       235,958
Dividends receivable.................................................       146,351
Prepaid expenses.....................................................         1,939
Other assets.........................................................           210
                                                                        -----------
Total assets.........................................................    49,931,581
                                                                        -----------

-----------------------------------------------------------------------------------

LIABILITIES:
Investments purchased payable........................................       102,070
Investment advisory fees payable.....................................        24,837
Capital shares redeemed payable......................................        11,477
Other affiliates payable.............................................         1,238
Officer's and Directors' fees payable................................            34
Other accrued expenses payable.......................................           206
                                                                        -----------
Total liabilities....................................................       139,862
                                                                        -----------
-----------------------------------------------------------------------------------

Net assets...........................................................   $49,791,719
                                                                        ===========
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized.......       417,067
Paid-in capital in excess of par.....................................    31,104,729
Undistributed net investment income..................................       383,739
Accumulated net realized gain........................................     2,280,254
Net unrealized appreciation/depreciation.............................    15,605,930
                                                                        -----------
Net assets...........................................................   $49,791,719
                                                                        ===========
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $49,791,719 and 4,170,670 shares
  outstanding........................................................   $     11.94
                                                                        ===========
-----------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $36,510 foreign taxes withheld)....................    $   743,075
Interest (including $20,791 from affiliates).........................         31,086
                                                                         -----------
Total income.........................................................        774,161
                                                                         -----------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory..................................................        150,305
Transfer agent--Class I..............................................          2,443
Professional.........................................................         17,605
Accounting services..................................................         13,747
Officer and Directors................................................          8,281
Custodian............................................................          7,380
Printing.............................................................          3,944
Miscellaneous........................................................          5,375
                                                                         -----------
Total expenses.......................................................        209,080
                                                                         -----------
Net investment income................................................        565,081
                                                                         -----------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments........................................................      2,281,632
  Foreign currency...................................................         (1,372)
                                                                         -----------
                                                                           2,280,260
                                                                         -----------
Net change in unrealized appreciation/depreciation on:
  Investments........................................................     (4,985,175)
  Foreign currency...................................................          1,750
                                                                         -----------
                                                                          (4,983,425)
                                                                         -----------
Total realized and unrealized loss...................................     (2,703,165)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................    $(2,138,084)
                                                                         ===========
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2008         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)      DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.................................      $   565,081         $   947,201
Net realized gain.....................................        2,280,260           7,351,483
Net change in unrealized appreciation/depreciation....       (4,983,425)          4,697,491
                                                            -----------         -----------
Net increase (decrease) in net assets resulting from
  operations..........................................       (2,138,084)         12,996,175
                                                            -----------         -----------

----------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.............................................         (181,342)           (947,104)
  Class II............................................               --                 (29)
  Class III...........................................               --                 (29)
Net realized gain:
  Class I.............................................         (677,357)         (8,729,165)
  Class II............................................                                 (309)
  Class III...........................................                                 (309)
                                                            -----------         -----------
Decrease in net assets resulting from dividends and
  distributions to shareholders.......................         (858,699)         (9,676,945)
                                                            -----------         -----------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions........................................       (2,824,755)         (2,758,555)
                                                            -----------         -----------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets...............       (5,821,538)            560,675
Beginning of period...................................       55,613,257          55,052,582
                                                            -----------         -----------
End of period.........................................      $49,791,719         $55,613,257
                                                            ===========         ===========
End of period undistributed net investment income.....      $   383,739                  --
                                                            ===========         ===========
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                     -----------------------------------------------------------------------
                                     SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2008     ---------------------------------------------------
                                        (UNAUDITED)        2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period..........................       $  12.60        $ 11.93    $ 10.06    $  9.03    $  7.37    $  6.32
                                         --------        -------    -------    -------    -------    -------
Net investment income(1)..........           0.13           0.22       0.31       0.24       0.20       0.20
Net realized and unrealized gain
  (loss)..........................         (0.59)           2.87       2.19       1.03       1.67       1.05
                                         --------        -------    -------    -------    -------    -------
Net increase (decrease) from
  investment operations...........         (0.46)           3.09       2.50       1.27       1.87       1.25
                                         --------        -------    -------    -------    -------    -------
Dividends and distributions from:
  Net investment income...........         (0.04)         (0.23)     (0.32)     (0.24)     (0.21)     (0.20)
  Net realized gain...............         (0.16)         (2.19)     (0.31)         --         --         --
                                         --------        -------    -------    -------    -------    -------
Total dividends and
  distributions...................         (0.20)         (2.42)     (0.63)     (0.24)     (0.21)     (0.20)
                                         --------        -------    -------    -------    -------    -------
Net asset value, end of period....       $  11.94        $ 12.60    $ 11.93    $ 10.06    $  9.03    $  7.37
                                         ========        =======    =======    =======    =======    =======

------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN(2):
Based on net asset value..........        (3.60)%(3)      26.38%     25.23%     14.14%     25.72%     20.19%
                                         ========        =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses....................          0.83%(4)       0.76%      0.77%      0.83%      0.79%      0.73%
                                         ========        =======    =======    =======    =======    =======
Net investment income.............          2.25%(4)       1.67%      2.86%      2.48%      2.60%      3.02%
                                         ========        =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)...       $ 49,792        $55,613    $55,049    $51,441    $50,665    $47,790
                                         ========        =======    =======    =======    =======    =======
Portfolio turnover................             7%            25%        47%        29%        12%        20%
                                         ========        =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------



(1)   Based on average shares outstanding.

(2)   Total investment returns exclude insurance-related fees and expenses.

(3)   Aggregate total investment return.

(4)   Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Utilities and Telecommunications V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services under the supervision of the Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates

--------------------------------------------------------------------------------


the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of capital gains are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remain open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC, (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $400, for certain accounting services, which is included in accounting services in the Statement of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

In addition, MLPF&S received $387 in commissions on the execution of portfolio security transactions for the Fund for six months ended June 30, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

--------------------------------------------------------------------------------

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $3,224,984 and $7,517,818, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:



-------------------------------------------------------
Class I Shares
Six Months Ended June 30, 2008    Shares       Amount
-------------------------------------------------------
Shares sold...................    259,775   $ 3,105,393

Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     72,159       858,699
                                 --------   -----------

Total issued..................    331,934     3,964,092

Shares redeemed...............   (573,314)   (6,788,847)
                                 --------   -----------

Net decrease..................   (241,380)  $(2,824,755)
                                 ========   ===========

-------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31, 2007     Shares        Amount
--------------------------------------------------------
Shares sold.................      444,856   $  5,818,817

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........      756,631      9,676,269
                               ----------   ------------

Total issued................    1,201,487     15,495,086

Shares redeemed.............   (1,402,760)   (18,250,219)
                               ----------   ------------

Net decrease................     (201,273)  $ (2,755,133)
                               ==========   ============
--------------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*       Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................      27    $   338

Shares redeemed..................    (163)    (2,049)
                                     ----    -------

Net decrease.....................    (136)   $(1,711)
                                     ====    =======
----------------------------------------------------



*   Class II shares liquidated on December 31, 2007.

----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*       Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................      27    $   338

Shares redeemed..................    (163)    (2,049)
                                     ----    -------

Net decrease.....................    (136)   $(1,711)
                                     ====    =======

----------------------------------------------------



*   Class III shares liquidated on December 31, 2007.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

6.  SUBSEQUENT EVENT:

The Fund paid an ordinary income dividend of $0.092476 per share on July 18, 2008 to shareholders of record on July 16, 2008.

--------------------------------------------------------------------------------

     BLACKROCK VALUE OPPORTUNITIES V.I. FUND

     ------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund outperformed the benchmark Russell 2000 Index for the semi-annual period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund's outperformance of the benchmark resulted from both favorable allocation and successful stock selection across multiple sectors. Overall, relative gains in information technology (IT), energy and consumer discretionary more than compensated for weakness in financials, health care and materials.

  - Within the IT sector, solid stock selection was the leading positive contributor, as Fund investments in internet software & services and software delivered strong returns. Top portfolio holding, CNET Networks, Inc., and systems software maker Wind River Systems, Inc. were standout performers in these areas.

  - An overweight in the energy sector also significantly enhanced return comparisons as energy stocks within the Russell 2000 Index gained over 40% during the six-month period in response to sharply higher oil and natural gas prices. Equipment & service names posted particularly strong results. CARBO Ceramics, Inc., W-H Energy Services, Inc. and Swift Energy Co. were among the most notable individual contributors.

  - In the consumer discretionary sector, an underweight and positive stock selection proved beneficial as troubles in the economy and financial markets continued to weigh heavily on stocks. Security selection among household durables (especially Furniture Brands International, Inc.), auto parts manufacturers (in particular ArvinMeritor, Inc.) and specialty retailers added the greatest value.

  - Detracting from performance over the semi-annual period was stock selection in financials, primarily among regional banks. Key individual detractors included The Colonial BancGroup, Inc., First Horizon National Corp. and First Midwest Bancorp, Inc. While we expect these banks will continue to face headwinds in the near term, we believe the longer-term outlook is positive, particularly given the historically low valuations at which many of these stocks currently trade.

  - In health care, an underweight among managed care providers and biotechnology names added value, but gains were overshadowed by disappointing stock selection. Primary areas of weakness included healthcare supply manufacturers, specialty pharmaceuticals and biotechnology names. Key individual detractors included OraSure Technologies, Inc. and Medicis Pharmaceutical Corp.

  - Stock selection in materials, particularly our position in paper-based packaging producer Smurfit-Stone Container Corp., also hampered results, as did stock selection and an underweight among chemicals producers, which posted significant gains during the six months.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the period, we took advantage of attractive valuations to selectively increase the Fund's investments in the financials sector, most notably adding to our thrift & mortgage finance, real estate investment trust and capital markets holdings.

  - Meanwhile, we reduced our position in health care stocks, particularly among biotechnology, health care providers and pharmaceutical names. We also trimmed an overweight in information technology, taking advantage of gains in CNET following the takeover announcement and trimming positions in the communications equipment and semiconductor areas.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the six-month period overweight versus the Russell 2000 Index in the energy and information technology sectors, and underweight in the health care, industrials and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                         BLACKROCK VALUE       BLACKROCK VALUE       BLACKROCK VALUE
                       OPPORTUNITIES V.I.    OPPORTUNITIES V.I.    OPPORTUNITIES V.I.
                         FUND(2)-CLASS I      FUND(2)-CLASS II      FUND(2)-CLASS III    RUSSELL 2000(R)
                            SHARES(1)             SHARES(1)             SHARES(1)            INDEX(3)
                       ------------------    ------------------    ------------------    ---------------
6/98                          10000                 10000                 10000               10000
6/99                          10187                 10168                 10161               10150
6/00                          12692                 12655                 12628               11604
6/01                          16008                 15939                 15889               11670
6/02                          15476                 15380                 15323               10667
6/03                          14988                 14877                 14802               10492
6/04                          19802                 19622                 19336               13993
6/05                          21250                 21028                 20704               15315
6/06                          24889                 24591                 24122               17547
6/07                          29133                 28738                 28123               20431
6/08                          24071                 23715                 23210               17122




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based on performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(2) The Fund invests primarily in common stocks of small companies and emerging growth companies that Fund management believes have special investment value.

(3) This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Russell 2000 is a registered trademark of the Frank Russell Company.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Performance Summary as of June 30, 2008

--------------------------------------------------------------------------------


                                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                            6-MONTH      ------------------------------------------
                                                         TOTAL RETURNS      1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                            (8.58)%        (17.38)%         9.94%         9.18%

-------------------------------------------------------------------------------------------------------------------

Class II Shares(1)                                           (8.66)         (17.48)          9.77          9.02
-------------------------------------------------------------------------------------------------------------------

Class III Shares(1)                                          (8.73)         (17.53)          9.41(3)       8.78(3)
-------------------------------------------------------------------------------------------------------------------

Russell 2000 Index(2)                                        (9.37)         (16.19)         10.29          5.53
-------------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

(3) The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based on performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

     Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Fund Profile as of June 30, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................             21%
Financials......................................................             19
Industrials.....................................................             14
Energy..........................................................             14
Consumer Discretionary..........................................             11
Health Care.....................................................              9
Materials.......................................................              3
Utilities.......................................................              3
Consumer Staples................................................              2
Other*..........................................................              4

----------------------------------------------------------------------------------------


*  Includes portfolio holdings in exchange-traded funds.
   For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                         ACTUAL                                               HYPOTHETICAL(2)
                 ------------------------------------------------------   ------------------------------------------------------
                    BEGINNING          ENDING                                BEGINNING          ENDING
                  ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID       ACCOUNT VALUE    ACCOUNT VALUE       EXPENSES PAID
                 JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)   JANUARY 1, 2008   JUNE 30, 2008   DURING THE PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------------
Class I........       $1,000          $914.20              $4.09               $1,000         $1,020.62             $4.32

--------------------------------------------------------------------------------------------------------------------------------

Class II.......       $1,000          $913.40              $4.80               $1,000         $1,019.88             $5.07
--------------------------------------------------------------------------------------------------------------------------------

Class III......       $1,000          $912.70              $5.28               $1,000         $1,019.38             $5.57
--------------------------------------------------------------------------------------------------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.86% for Class I, 1.01% for Class II and 1.11% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments June 30, 2008 (Unaudited)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------




COMMON STOCKS                          SHARES      VALUE
-----------------------------------------------------------
AEROSPACE & DEFENSE--1.7%
Curtiss-Wright Corp. ............     108,100  $  4,836,394
Ladish Co., Inc.(a)..............      18,300       376,797
                                               ------------
                                                  5,213,191

-----------------------------------------------------------


AIRLINES--0.1%
Republic Airways Holdings,
  Inc.(a)........................      45,500       394,030
-----------------------------------------------------------


AUTO COMPONENTS--0.6%
ArvinMeritor, Inc.(b)............     145,900     1,820,832
Drew Industries, Inc.(a)....            3,200        51,040
                                               ------------
                                                  1,871,872
-----------------------------------------------------------


BIOTECHNOLOGY--1.2%
Human Genome Sciences,
  Inc.(a)(b).....................     185,600       966,976
Maxygen, Inc.(a).................     150,100       508,839
Neurogen Corp.(a)...........          349,100       359,573
PDL BioPharma, Inc. .............      52,400       556,488
Savient Pharmaceuticals,
  Inc.(a)........................      30,200       764,060
Vical, Inc.(a)..............          119,900       404,063
                                               ------------
                                                  3,559,999
-----------------------------------------------------------


BUILDING PRODUCTS--0.5%
Ameron International Corp. ......      13,500     1,619,730
-----------------------------------------------------------


CAPITAL MARKETS--1.8%
Investment Technology Group,
  Inc.(a)........................      82,100     2,747,066
optionsXpress Holdings, Inc. ....      82,600     1,845,284
Thomas Weisel Partners Group,
  Inc.(a)........................     139,200       761,424
                                               ------------
                                                  5,353,774
-----------------------------------------------------------


CHEMICALS--0.4%
Spartech Corp. ..................     127,400     1,201,382
-----------------------------------------------------------


COMMERCIAL BANKS--4.2%
The Colonial BancGroup, Inc.(b)..     244,400     1,080,248
Cullen/Frost Bankers, Inc. ......      18,700       932,195
First Horizon National Corp.(b)..     128,700       956,241
First Merchants Corp. ...........      13,600       246,840
First Midwest Bancorp, Inc. .....     208,200     3,882,930
Glacier Bancorp, Inc.(b).........      48,900       781,911
MetroCorp Bancshares, Inc. ......      59,850       714,609
Provident Bankshares Corp.(b)....     107,100       683,298
S&T Bancorp, Inc. ...............      42,600     1,237,956
Sterling Financial Corp. ........      70,850       293,319
United Bankshares, Inc. .........      38,300       878,985
Webster Financial Corp. .........      48,500       902,100
                                               ------------
                                                 12,590,632
-----------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--2.6%
Administaff, Inc. ...............     100,400     2,800,156
Casella Waste Systems, Inc.(a)...      41,100       501,009
Heidrick & Struggles
  International, Inc. ...........      36,500     1,008,860
RSC Holdings, Inc.(a)(b).........      47,000       435,220
Tetra Tech, Inc.(a)..............     145,100     3,282,162
                                               ------------
                                                  8,027,407
-----------------------------------------------------------


COMMUNICATIONS EQUIPMENT--1.8%
Black Box Corp. .................       6,900       187,611
Extreme Networks, Inc.(a)........     726,700     2,063,828
Tellabs, Inc.(a).................     553,800     2,575,170
Westell Technologies, Inc. Class
  A(a)...........................     541,000       730,350
                                               ------------
                                                  5,556,959
-----------------------------------------------------------


CONSTRUCTION & ENGINEERING--1.4%
Chicago Bridge & Iron Co. NV.....      34,600     1,377,772
EMCOR Group, Inc.(a).............      54,200     1,546,326
Layne Christensen Co.(a).........      31,700     1,388,143
                                               ------------
                                                  4,312,241
-----------------------------------------------------------


CONTAINERS & PACKAGING--0.6%
Smurfit-Stone Container
  Corp.(a).......................     441,600     1,797,312
-----------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES--1.3%
Universal Technical
  Institute, Inc.(a)(b).....          318,300     3,966,018
-----------------------------------------------------------


ELECTRICAL EQUIPMENT--1.2%
American Superconductor
  Corp.(a)(b)....................      40,700     1,459,095
Belden, Inc. ....................       7,000       237,160
Hubbell, Inc. Class B............      51,500     2,053,305
                                               ------------
                                                  3,749,560
-----------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--3.8%
Anixter International, Inc.(a)...      14,700       874,503
Ingram Micro, Inc. Class A(a)....     324,100     5,752,775
National Instruments Corp. ......      49,400     1,401,478
Rofin-Sinar Technologies,
  Inc.(a)........................      39,600     1,195,920
Tech Data Corp.(a)...............      69,600     2,358,744
                                               ------------
                                                 11,583,420
-----------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--7.4%
CARBO Ceramics, Inc.(b)..........     113,200     6,605,220
Dresser-Rand Group, Inc.(a)......      31,100     1,216,010
Hornbeck Offshore Services,
  Inc.(a)........................      31,100     1,757,461
Key Energy Services, Inc.(a).....     155,500     3,019,810
Rowan Cos., Inc. ................      43,900     2,052,325
W-H Energy Services, Inc.(a).....      83,000     7,946,420
                                               ------------
                                                 22,597,246
-----------------------------------------------------------


FOOD & STAPLES RETAILING--0.4%
The Andersons, Inc.(b)...........      32,800     1,335,288
-----------------------------------------------------------


FOOD PRODUCTS--0.4%
Hain Celestial Group, Inc.(a)....      55,800     1,310,184
-----------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--2.7%
Accuray, Inc.(a)(b)..............      52,800       384,912
DexCom, Inc.(a)(b)...............     176,500     1,066,060
ev3, Inc.(a).....................      39,300       372,564
Kinetic Concepts, Inc.(a)........      39,100     1,560,481
Mentor Corp.(b)..................      28,400       790,088
Micrus Endovascular Corp.(a).....      41,400       580,428
OraSure Technologies, Inc.(a)....     494,000     1,847,560
Wright Medical Group, Inc.(a)....      53,200     1,511,412
                                               ------------
                                                  8,113,505
-----------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.2%
AMERIGROUP Corp.(a)..............      29,200       607,360
-----------------------------------------------------------


HEALTH CARE TECHNOLOGY--1.3%
HLTH Corp.(a)....................     171,348     1,939,659
Merge Healthcare, Inc.(b)........     249,500       289,420
Omnicell, Inc.(a)................      37,000       487,660
Phase Forward, Inc.(a)...........      61,600     1,106,952
                                               ------------
                                                  3,823,691
-----------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.5%
Choice Hotels International,
  Inc. ..........................      44,600     1,181,900
O'Charleys, Inc. ................     334,700     3,367,082
                                               ------------
                                                  4,548,982
-----------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments June 30, 2008 (continued)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                          SHARES      VALUE
-----------------------------------------------------------


HOUSEHOLD DURABLES--1.3%
Champion Enterprises, Inc.(a)....      83,500  $    488,475
Furniture Brands International,
  Inc.(b)........................     215,200     2,875,072
KB Home..........................      36,300       614,559
                                               ------------
                                                  3,978,106
-----------------------------------------------------------


IT SERVICES--1.4%
CACI International, Inc. Class
  A(a)...........................       9,900       453,123
Convergys Corp.(a)...............     263,600     3,917,096
                                               ------------
                                                  4,370,219
-----------------------------------------------------------


INSURANCE--5.1%
Conseco, Inc.(a).................     558,200     5,537,344
HCC Insurance Holdings, Inc. ....     163,900     3,464,846
IPC Holdings, Ltd. ..............     115,100     3,055,905
Presidential Life Corp. .........      96,400     1,486,488
Protective Life Corp. ...........      36,800     1,400,240
Stewart Information Services
  Corp. .........................      32,800       634,352
                                               ------------
                                                 15,579,175
-----------------------------------------------------------


INTERNET SOFTWARE & SERVICES--2.2%
LoopNet, Inc.(a)(b)..............      93,800     1,059,940
RealNetworks, Inc.(a)............     427,400     2,820,840
ValueClick, Inc.(a)..............     122,700     1,858,905
Vignette Corp.(a)................      74,500       894,000
                                               ------------
                                                  6,633,685
-----------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--0.3%
Affymetrix, Inc.(a)..............      35,400       364,266
Exelixis, Inc.(a)................      95,200       476,000
                                               ------------
                                                    840,266
-----------------------------------------------------------


MACHINERY--3.0%
EnPro Industries, Inc.(a)........      50,700     1,893,138
Kaydon Corp. ....................       8,200       421,562
Mueller Industries, Inc. ........      34,800     1,120,560
RBC Bearings, Inc.(a)............      41,800     1,392,776
Robbins & Myers, Inc. ...........      42,000     2,094,540
Wabash National Corp.(b).........     283,100     2,140,236
                                               ------------
                                                  9,062,812
-----------------------------------------------------------


MEDIA--2.5%
Harte-Hanks, Inc. ...............     552,300     6,323,835
Playboy Enterprises, Inc. Class
  B(a)(b)........................     292,000     1,442,480
                                               ------------
                                                  7,766,315
-----------------------------------------------------------


METALS & MINING--2.0%
RTI International Metals,
  Inc.(a)........................      22,600       805,012
Reliance Steel & Aluminum Co. ...      54,000     4,162,860
Royal Gold, Inc. ................      33,500     1,050,560
                                               ------------
                                                  6,018,432
-----------------------------------------------------------


MULTI-UTILITIES--2.6%
OGE Energy Corp. ................     246,900     7,829,199
-----------------------------------------------------------


MULTILINE RETAIL--0.5%
99 Cents Only Stores(a)..........      77,000       508,200
Dollar Tree, Inc.(a).............      30,500       997,045
                                               ------------
                                                  1,505,245
-----------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--5.9%
ATP Oil & Gas Corp.(a)...........       9,393       370,742
Cabot Oil & Gas Corp. Class A....      47,600     3,223,948
Plains Exploration & Production
  Co.(a).........................      41,300     3,013,661
Swift Energy Co.(a)..............     108,200     7,147,692
Venoco, Inc.(a)..................     179,100     4,156,911
                                               ------------
                                                 17,912,954
-----------------------------------------------------------


PERSONAL PRODUCTS--1.4%
Alberto-Culver Co. ..............     156,000     4,098,120
-----------------------------------------------------------


PHARMACEUTICALS--3.3%
Angiotech Pharmaceuticals,
  Inc.(a)........................      73,000       217,540
Auxilium Pharmaceuticals,
  Inc.(a)........................      37,600     1,264,112
King Pharmaceuticals, Inc.(a)....     126,800     1,327,596
Medicis Pharmaceutical Corp.
  Class A........................     328,500     6,826,230
Sciele Pharma, Inc.(b)...........      27,000       522,450
                                               ------------
                                                 10,157,928
-----------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--6.2%
Brandywine Realty Trust..........     217,500     3,427,800
Capstead Mortgage Corp. .........      53,000       575,050
Cousins Properties, Inc.(b)......     153,700     3,550,470
Dupont Fabros Technology, Inc. ..     201,500     3,755,960
FelCor Lodging Trust, Inc. ......     257,400     2,702,700
Friedman Billings Ramsey Group,
  Inc.
  Class A........................     507,200       760,800
Lexington Corporate Properties
  Trust(b).......................     228,200     3,110,366
MFA Mortgage Investments, Inc. ..     169,500     1,105,140
                                               ------------
                                                 18,988,286
-----------------------------------------------------------


ROAD & RAIL--0.8%
Marten Transport Ltd.(a).........      43,500       694,695
Vitran Corp., Inc.(a)............     122,700     1,839,273
                                               ------------
                                                  2,533,968
-----------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.2%
DSP Group, Inc.(a)...............     204,000     1,428,000
Mattson Technology, Inc.(a)......     365,400     1,739,304
Standard Microsystems Corp.(a)...      14,000       380,100
Trident Microsystems, Inc.(a)....       2,100         7,665
Zoran Corp.(a)..............          260,500     3,047,850
                                               ------------
                                                  6,602,919
-----------------------------------------------------------


SOFTWARE--8.9%
Bottomline Technologies,
  Inc.(a)........................     269,103     2,618,372
InterVoice, Inc.(a)..............      91,000       518,700
Kenexa Corp.(a)..................      48,500       913,740
Lawson Software, Inc.(a).........     127,800       929,106
Novell, Inc.(a)..................     363,900     2,143,371
Parametric Technology Corp.(a)...     313,200     5,221,044
THQ, Inc.(a).....................     109,700     2,222,522
TIBCO Software, Inc.(a)..........   1,033,200     7,903,980
Unica Corp.(a)...................      83,900       674,556
Wind River Systems, Inc.(a)(b)...     345,900     3,766,851
                                               ------------
                                                 26,912,242
-----------------------------------------------------------


SPECIALTY RETAIL--2.3%
AnnTaylor Stores Corp.(a)........      23,200       555,872
Foot Locker, Inc. ...............     289,200     3,600,540
RadioShack Corp. ................     111,400     1,366,878
The Talbots, Inc.(b).............     133,100     1,542,629
                                               ------------
                                                  7,065,919
-----------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.6%
Jones Apparel Group, Inc. .......     102,300     1,406,625
Volcom, Inc.(a)..................      13,800       330,234
                                               ------------
                                                  1,736,859
-----------------------------------------------------------



THRIFTS & MORTGAGE FINANCE--1.8%
Brookline Bancorp, Inc. .........     138,100     1,318,855
People's United Financial,
  Inc. ..........................     122,300     1,907,880
Provident Financial Services,
  Inc. ..........................      69,300       970,893
Provident New York Bancorp.......     108,300     1,197,798
                                               ------------
                                                  5,395,426
-----------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments June 30, 2008 (concluded)   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                          SHARES      VALUE
-----------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--1.9%
Applied Industrial Technologies,
  Inc. ..........................     114,297  $  2,762,558
H&E Equipment Services, Inc.(a)..      51,600       620,232
United Rentals, Inc.(a)..........      76,700     1,504,087
WESCO International, Inc.(a).....      22,500       900,900
                                               ------------
                                                  5,787,777
-----------------------------------------------------------

TOTAL COMMON STOCKS--93.3%                      283,909,635
-----------------------------------------------------------

-----------------------------------------------------------



EXCHANGE-TRADED FUNDS
-----------------------------------------------------------
iShares Russell 2000 Growth Index
  Fund(b)........................      39,800     3,032,760
iShares Russell 2000 Index
  Fund(b)........................      53,000     3,658,590

KBW Regional Banking(b)..........      35,300       935,450
SPDR(R) Gold Trust(a)............      37,800     3,454,920
-----------------------------------------------------------

TOTAL EXCHANGE-TRADED FUNDS--3.7%                11,081,720
-----------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST $349,500,630)--97.0%                      294,991,355
-----------------------------------------------------------

BlackRock Liquidity Series, LLC
  Cash Sweep Series, 2.56%(c)(d)
  USD............................  $    5,982     5,981,881
BlackRock Liquidity Series, LLC
  Money Market Series,
  2.70%(c)(d)(e).................      38,593    38,592,850
-----------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$44,574,731)--14.7%                       44,574,731
-----------------------------------------------------------

TOTAL INVESTMENTS
(COST--$394,075,361*)--111.7%................   339,566,086

LIABILITIES IN EXCESS OF OTHER
ASSETS--(11.7%)..............................   (35,608,145)
                                               ------------
NET ASSETS--100.0%...........................  $303,957,941
                                               ============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $397,698,575
                                     ============
Gross unrealized appreciation....    $ 19,235,743
Gross unrealized depreciation....     (77,368,232)
                                     ------------
Net unrealized depreciation......    $(58,132,489)
                                     ============



(a)  Non-income producing security.

(b)  Security, or a portion of security, is on loan.

(c)  Represents the current yield as of report date.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

----------------------------------------------------
                                     NET
                                  ACTIVITY  INTEREST
AFFILIATE                           (000)    INCOME
----------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series.............  $  3,257  $ 33,664
BlackRock Liquidity Series, LLC
  Money Market Series...........  $(4,654)  $334,169

----------------------------------------------------


(e)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

 - Level 1--price quotations in active markets/exchanges for identical securities

 - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

 - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------
Level 1..........................     $294,991,355
Level 2..........................       44,574,731
Level 3..........................               --

---------------------------------------------------

TOTAL                                 $339,566,086
                                      ============







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statement of Assets and Liabilities June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $36,689,707)
(cost--$349,500,630)................................................    $294,991,355
Investments at value--affiliated (cost--$44,574,731)................      44,574,731
Cash................................................................         274,317
Investments sold receivable.........................................       5,293,569
Dividends receivable................................................         352,026
Securities lending income receivable................................          45,813
Capital shares sold receivable......................................             196
Prepaid expenses....................................................          13,745
Other assets........................................................           6,446
                                                                        ------------
  Total assets......................................................     345,552,198
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Collateral on securities loaned, at value...........................      38,592,850
Investments purchased payable.......................................       2,356,545
Capital shares redeemed payable.....................................         354,930
Investment advisory fees payable....................................         197,899
Other affiliates payable............................................           3,597
Distribution fees payable...........................................           2,553
Officer's and Directors' fees payable...............................             230
Other accrued expenses payable......................................          85,653
                                                                        ------------
  Total liabilities.................................................      41,594,257
                                                                        ------------
------------------------------------------------------------------------------------

Net assets..........................................................    $303,957,941
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......    $  1,653,995
Class II Shares, $0.10 par value, 100,000,000 shares authorized.....          48,110
Class III Shares, $0.10 par value, 100,000,000 shares authorized....          46,001
Paid-in capital in excess of par....................................     367,497,295
Undistributed net investment income.................................         810,778
Accumulated net realized loss.......................................     (11,588,963)
Net unrealized appreciation/depreciation............................     (54,509,275)
                                                                        ------------
Net assets..........................................................    $303,957,941
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $288,893,969 and 16,539,945 shares
  outstanding.......................................................    $      17.47
                                                                        ============
Class II--Based on net assets of $8,373,750 and 481,099 shares
  outstanding.......................................................    $      17.41
                                                                        ============
Class III--Based on net assets of $6,690,222 and 460,012 shares
  outstanding.......................................................    $      14.54
                                                                        ============
------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statement of Operations Six Months Ended June 30, 2008 (Unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $188 foreign withholding tax).....................    $  1,850,368
Securities lending..................................................         334,169
Interest from affiliates............................................          33,664
                                                                        ------------
Total income........................................................       2,218,201
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................       1,209,707
Accounting services.................................................          62,717
Custodian...........................................................          33,454
Professional........................................................          29,919
Printing............................................................          29,390
Distribution........................................................          15,818
Officer and Directors...............................................          12,995
Transfer agent--Class I.............................................           2,416
Transfer agent--Class II............................................              74
Transfer agent--Class III...........................................              56
Miscellaneous.......................................................          10,877
                                                                        ------------
Total expenses......................................................       1,407,423
                                                                        ------------
Net investment income...............................................         810,778
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS:
Net realized loss on investments....................................     (15,641,369)
Net change in unrealized appreciation/depreciation on investments...     (16,782,971)
                                                                        ------------
Total realized and unrealized loss..................................     (32,424,340)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(31,613,562)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2008         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                          (UNAUDITED)      DECEMBER 31, 2007
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.................................     $    810,778         $    551,874
Net realized gain (loss)..............................      (15,641,369)          62,165,943
Net change in unrealized appreciation/depreciation....      (16,782,971)         (62,702,647)
                                                           ------------         ------------
Net increase (decrease) in net assets resulting from
  operations..........................................      (31,613,562)              15,170
                                                           ------------         ------------

----------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.............................................               --             (550,512)
  Class II............................................               --                   --
  Class III...........................................               --                   --
Net realized gain:
  Class I.............................................               --          (61,818,391)
  Class II............................................               --           (1,983,270)
  Class III...........................................               --           (1,618,119)
                                                           ------------         ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders.......................               --          (65,970,292)
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions........................................      (35,699,885)         (28,728,252)
                                                           ------------         ------------
----------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..........................      (67,313,447)         (94,683,374)
Beginning of period...................................      371,271,388          465,954,762
                                                           ------------         ------------
End of period.........................................     $303,957,941         $371,271,388
                                                           ============         ============
End of period undistributed net investment income.....     $    810,778                   --
                                                           ============         ============
----------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                     CLASS I
                                  ----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2008     --------------------------------------------------------
                                     (UNAUDITED)        2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................       $  19.11        $  23.41    $  24.93    $  26.17    $  25.60    $  18.09
                                      --------        --------    --------    --------    --------    --------
Net investment income
  (loss)(1)....................           0.05            0.03        0.07        0.07          --(2)     0.02
Net realized and unrealized
  gain (loss)..................         (1.69)          (0.22)        3.12        2.58        3.83        7.67
                                      --------        --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations........         (1.64)          (0.19)        3.19        2.65        3.83        7.69
                                      --------        --------    --------    --------    --------    --------
Dividends and distributions
  from:
  Net investment income........             --          (0.04)      (0.08)      (0.07)          --      (0.02)
  Net realized gain............             --          (4.07)      (4.63)      (3.82)      (3.26)      (0.16)
                                      --------        --------    --------    --------    --------    --------
Total dividends and
  distributions................             --          (4.11)      (4.71)      (3.89)      (3.26)      (0.18)
                                      --------        --------    --------    --------    --------    --------
Net asset value, end of
  period.......................       $  17.47        $  19.11    $  23.41    $  24.93    $  26.17    $  25.60
                                      ========        ========    ========    ========    ========    ========

--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value.......        (8.58)%(4)      (0.89)%      12.82%      10.38%      14.98%      42.91%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.................          0.86%(5)        0.84%       0.84%       0.84%       0.83%       0.83%
                                      ========        ========    ========    ========    ========    ========
Net investment income (loss)...          0.51%(5)        0.14%       0.27%       0.28%     (0.01)%       0.08%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................       $288,894        $351,954    $443,153    $482,681    $583,301    $601,270
                                      ========        ========    ========    ========    ========    ========
Portfolio turnover.............            55%            103%         72%         80%         82%         64%
                                      ========        ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------



(1)   Based on average shares outstanding.

(2)   Amount is less than $(0.01) per share.

(3)   Total investment returns exclude insurance-related fees and expenses.

(4)   Aggregate total investment return.

(5)   Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------

                                                                      CLASS II
                                     --------------------------------------------------------------------------
                                     SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2008     ------------------------------------------------------
                                        (UNAUDITED)        2007        2006       2005       2004        2003
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period..........................       $  19.06        $  23.35    $ 24.87    $ 26.11    $  25.55    $  18.08
                                         --------        --------    -------    -------    --------    --------
Net investment income (loss)(1)...           0.04              --(2)    0.03       0.04      (0.04)      (0.02)
Net realized and unrealized gain
  (loss)..........................         (1.69)          (0.23)       3.11       2.57        3.82        7.65
                                         --------        --------    -------    -------    --------    --------
Net increase (decrease) from
  investment operations...........         (1.65)          (0.23)       3.14       2.61        3.78        7.63
                                         --------        --------    -------    -------    --------    --------
Dividends and distributions from:
  Net investment income...........             --              --     (0.03)     (0.03)          --          --
  Net realized gain...............             --          (4.06)     (4.63)     (3.82)      (3.22)      (0.16)
                                         --------        --------    -------    -------    --------    --------
Total dividends and
  distributions...................             --          (4.06)     (4.66)     (3.85)      (3.22)      (0.16)
                                         --------        --------    -------    -------    --------    --------
Net asset value, end of period....       $  17.41        $  19.06    $ 23.35    $ 24.87    $  26.11    $  25.55
                                         ========        ========    =======    =======    ========    ========

---------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value..........        (8.66)%(4)      (1.03)%     12.67%     10.24%      14.80%      42.62%
                                         ========        ========    =======    =======    ========    ========
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses....................          1.01%(5)        0.99%      0.99%      0.99%       0.98%       0.98%
                                         ========        ========    =======    =======    ========    ========
Net investment income (loss)......          0.35%(5)      (0.02)%      0.12%      0.14%     (0.16)%     (0.08)%
                                         ========        ========    =======    =======    ========    ========
---------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)...       $  8,374        $ 11,281    $14,991    $16,489    $ 18,360    $ 18,313
                                         ========        ========    =======    =======    ========    ========
Portfolio turnover................            55%            103%        72%        80%         82%         64%
                                         ========        ========    =======    =======    ========    ========
---------------------------------------------------------------------------------------------------------------



(1)  Based on average shares outstanding.

(2)  Amount is less than $(0.01) per share.

(3)  Total investment returns exclude insurance-related fees and expenses.

(4)  Aggregate total investment return.

(5)  Annualized.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------

                                                                     CLASS III(1)
                             -------------------------------------------------------------------------------------------
                             SIX MONTHS ENDED               YEAR ENDED DECEMBER 31,                   FOR THE PERIOD
                               JUNE 30, 2008     --------------------------------------------    NOVEMBER 18, 2003(2) TO
                                (UNAUDITED)        2007        2006        2005        2004        DECEMBER 31, 2003(1)
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of period...............       $  15.93        $  20.20    $  59.70    $  90.00    $ 106.80            $100.00
                                 --------        --------    --------    --------    --------            -------
Net investment income
  (loss)(3)...............           0.02          (0.02)          --(4)     0.10          --(4)            0.10
Net realized and
  unrealized gain (loss)..         (1.41)          (0.20)        7.30        8.40       15.70               6.80
                                 --------        --------    --------    --------    --------            -------
Net increase (decrease)
  from investment
  operations..............         (1.39)          (0.22)        7.30        8.50       15.70               6.90
                                 --------        --------    --------    --------    --------            -------

Dividends and
  distributions from:
  Net investment income...             --              --      (0.50)      (0.60)          --             (0.10)
  Net realized gain.......             --          (4.05)     (46.30)     (38.20)     (32.50)                 --
                                 --------        --------    --------    --------    --------            -------
Total dividends and
  distributions...........             --          (4.05)     (46.80)     (38.80)     (32.50)             (0.10)
                                 --------        --------    --------    --------    --------            -------
Net asset value, end of
  period..................       $  14.54        $  15.93    $  20.20    $  59.70    $  90.00            $106.80
                                 ========        ========    ========    ========    ========            =======

------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT
  RETURN:(5)
Based on net asset value..        (8.73)%(6)      (1.15)%      12.28%      10.11%      14.75%              6.95%(6)
                                 ========        ========    ========    ========    ========            =======
------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET
  ASSETS:
Total expenses............          1.11%(7)        1.10%       1.08%       1.09%       1.07%              1.08%(7)
                                 ========        ========    ========    ========    ========            =======
Net investment income
  (loss)..................          0.26%(7)      (0.12)%     (0.02)%       0.11%     (0.18)%              0.36%(7)
                                 ========        ========    ========    ========    ========            =======
------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period
  (000)...................       $  6,690        $  8,037    $  7,810    $ 27,600    $ 10,489            $    61
                                 ========        ========    ========    ========    ========            =======
Portfolio turnover........            55%            103%         72%         80%         82%                64%
                                 ========        ========    ========    ========    ========            =======
------------------------------------------------------------------------------------------------------------------------



(1) On December 14, 2007, the Fund declared a 1-for-10 stock split. The net asset values and other per share information listed have been restated to reflect the stock split.

(2)  Commencement of operations.

(3)  Based on average shares outstanding.

(4)  Amount is less than $(0.01) per share.

(5)  Total investment returns exclude insurance-related fees and expenses.

(6)  Aggregate total investment return.

(7)  Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, Merrill Lynch Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Value Opportunities V.I. Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors of the Company (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of capital gains are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market

--------------------------------------------------------------------------------


value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Fund's U.S. federal tax returns remain open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.75%, on an annual basis, of the average daily value of the net assets of the Fund.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the Advisor $2,683 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor an ongoing distribution fee each month of 0.15% and 0.25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

The Company has received an exceptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or

--------------------------------------------------------------------------------


its affiliates. As of June 30, 2008, the Fund loaned securities with a value of $2,014,218 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended June 30, 2008, BIM received $83,664 in security lending agent fees.

In addition, MLPF&S received $77,591 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2008.

PNC Global Investment Servicing (U.S.), formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $178,093,311 and $216,746,715 respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:



--------------------------------------------------------
Class I Shares
Six Months Ended June 30,
2008                             Shares        Amount
--------------------------------------------------------
Shares sold.................      215,894   $  3,820,853

Shares redeemed.............   (2,090,155)   (36,929,726)
                               ----------   ------------

Net decrease................   (1,874,261)   (33,108,873)
                               ==========   ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31, 2007     Shares        Amount
--------------------------------------------------------
Shares sold.................      230,318   $  5,561,182

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........    3,253,464     62,368,902
                               ----------   ------------

Total issued................    3,483,782     67,930,084

Shares redeemed.............   (3,996,846)   (96,833,116)
                               ----------   ------------

Net decrease................     (513,064)   (28,903,032)
                               ==========   ============
--------------------------------------------------------



-------------------------------------------------------
Class II Shares
Six Months Ended June 30, 2008    Shares       Amount
-------------------------------------------------------
Shares issued to shareholders
  in reinvestment of
  dividends...................        323   $     5,631

Shares redeemed...............   (111,054)   (1,944,511)
                                 --------   -----------

Net decrease..................   (110,731)  $(1,938,880)
                                 ========   ===========
-------------------------------------------------------



-------------------------------------------------------
Class II Shares
Year Ended December 31, 2007      Shares       Amount
-------------------------------------------------------
Shares sold...................      8,380   $   199,018

Shares issued to shareholders
  in reinvestment of
  distributions...............    103,728     1,983,270
                                 --------   -----------

Total issued..................    112,108     2,182,288

Shares redeemed...............   (162,244)   (3,942,555)
                                 --------   -----------

Net decrease..................    (50,136)  $(1,760,267)
                                 ========   ===========
-------------------------------------------------------



-------------------------------------------------------
Class III Shares
Six Months Ended June 30,
2008                             Shares        Amount
-------------------------------------------------------
Shares sold..................    49,554     $   733,358

Shares redeemed..............   (93,947)     (1,385,490)
                                -------     -----------

Net decrease.................   (44,393)    $  (652,132)
                                =======     ===========
-------------------------------------------------------



--------------------------------------------------------
Class III Shares
Year Ended December 31, 2007      Shares        Amount
--------------------------------------------------------
Shares sold..................      919,953   $ 2,066,955

Shares issued to shareholders
  in reinvestment of
  distributions..............      101,259     1,618,119
                                ----------   -----------

Total issued.................    1,021,212     3,685,074
                                ----------   -----------

Shares redeemed..............     (811,510)   (1,750,027)

Shares tendered from reverse
  stock split*...............   (3,570,803)           --
                                ----------   -----------

Net increase (decrease)......   (3,361,101)  $ 1,935,047
                                ==========   ===========
--------------------------------------------------------


* On December 14, 2007, the Fund recorded a reverse stock split to shareholders of record on December 13, 2007, which resulted in a reduction of shares.

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year

--------------------------------------------------------------------------------

under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.,
Disclosure of Investment Advisory Agreement and Subadvisory Agreements

--------------------------------------------------------------------------------

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors (the "Board," the members of which are referred to as "Directors") of BlackRock Balanced Capital V.I. Fund ("Balanced Capital V.I. Fund"), BlackRock Basic Value V.I. Fund ("Basic Value V.I. Fund"), BlackRock Fundamental Growth V.I. Fund ("Fundamental Growth V.I. Fund"), BlackRock Global Allocation V.I. Fund ("Global Allocation V.I. Fund"), BlackRock Global Growth V.I. Fund ("Global Growth V.I. Fund"), BlackRock Government Income V.I. Fund ("Government Income V.I. Fund"), BlackRock High Income V.I. Fund ("High Income V.I. Fund"), BlackRock International Value V.I. Fund ("International Value V.I. Fund"), BlackRock Large Cap Core V.I. Fund ("Large Cap Core V.I. Fund"), BlackRock Large Cap Growth V.I. Fund ("Large Cap Growth V.I. Fund"), BlackRock Large Cap Value V.I. Fund ("Large Cap Value V.I. Fund"), BlackRock Money Market V.I. Fund ("Money Market V.I. Fund"), BlackRock S&P 500 Index V.I. Fund ("S&P 500 Index V.I. Fund"), BlackRock Total Return V.I. Fund ("Total Return V.I. Fund"), BlackRock Utilities and Telecommunications V.I. Fund ("Utilities and Telecommunications V.I. Fund") and BlackRock Value Opportunities V.I. Fund ("Value Opportunities V.I. Fund") (collectively, the "Portfolios") of BlackRock Variable Series Funds, Inc. (the "Fund") met in April and June 2008 to consider the approval of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Adviser"), the Fund's investment adviser. The Board also considered the approval of the Fund's subadvisory agreements (collectively, the "Subadvisory Agreements") between the Adviser and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; (c) BlackRock Asset Management U.K. Limited; and (d) BlackRock Institutional Management Corporation (collectively, the "Subadvisers"). The Adviser and the Subadvisers are referred to herein as "BlackRock." For simplicity, the Portfolios and the Fund are referred to herein as the "Fund." The Advisory Agreement and the Subadvisory Agreements are referred to herein as the "Agreements."

ACTIVITIES AND COMPOSITION OF THE BOARD

The Board of the Fund consists of fifteen individuals, twelve of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

THE AGREEMENTS

Upon the consummation of the combination of BlackRock's investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the "Transaction"), the Fund entered into the Advisory Agreement with an initial two-year term and the Adviser entered into the Subadvisory Agreements with the Subadvisers with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements' respective initial two-year term, the Board is required to consider the continuation of the Fund's Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund's Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund's investment objectives, policies and restrictions, (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and

--------------------------------------------------------------------------------


liquidity procedures; and (k) periodic overview of BlackRock's business, including BlackRock's response to the increasing scale of its business.

BOARD CONSIDERATIONS IN APPROVING THE AGREEMENTS

THE APPROVAL PROCESS: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5-6, 2008, the Fund's Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreements between the Adviser and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.;
(c) BlackRock Asset Management U.K. Limited; and (d) BlackRock Institutional Management Corporation, each for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5-6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper ("Peers"); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund's shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the benefits of "soft dollars"), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. NATURE, EXTENT AND QUALITY OF THE SERVICES: The Board, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock's senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund's portfolio management team discussing Fund performance and the Fund's investment objectives, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock's investment personnel generally and the Fund's portfolio management team; BlackRock's portfolio trading capabilities, BlackRock's use of technology, BlackRock's commitment to compliance and BlackRock's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock's compensation structure with respect to the Fund's portfolio management team and BlackRock's ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment

--------------------------------------------------------------------------------


advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock's fund administration, accounting, legal and compliance departments.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND BLACKROCK: The Board, including the Independent Directors, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund's performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund's applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted with favor that BlackRock had generally avoided significant credit quality and liquidity issues in the challenging fixed-income market that prevailed during the past 18 months. The Board considered BlackRock's planned changes in the organization of its fixed-income management.

The Board considered each of Fundamental Growth V.I. Fund's, Global Allocation V.I. Fund's, Global Growth V.I. Fund's, International Value V.I. Fund's, Large Cap Core V.I. Fund's, Large Cap Value V.I. Fund's, Money Market V.I. Fund's, S&P 500 Index V.I. Fund's, Utilities and Telecommunications V.I. Fund's and Value Opportunities V.I. Fund's performance noting that it was generally comparable to or better than comparable funds.

BlackRock informed the Board that Balanced Capital V.I. Fund's underperformance was due to a confluence of negative factors. While the equity returns exceeded the S&P 500, the value style employed delivered weaker results than the growth style favored by many funds in the Peer Universe. BlackRock also noted that Balanced Capital V.I. Fund's fixed-income securities and Balanced Capital V.I. Fund's asset allocation contributed to Balanced Capital V.I. Fund's underperformance. BlackRock informed the Board that the portfolio management team continues to believe that its strategies will prove to be correct over the longer-term and will deliver above-average returns in the future.

BlackRock informed the Board that the largest influence on Basic Value V.I. Fund's performance, both positive and negative, was concentrated in the financials, energy and information technology sectors. Although the financial sector had a negative absolute effect on the portfolio, it provided the biggest source of positive contribution to performance. BlackRock informed the Board that stock selection in the information technology sector was the largest detractor from Basic Value V.I. Fund's performance.

BlackRock informed the Board that Government Income V.I. Fund's underperformance primarily was due to the weakening of spread sectors, such as mortgages, during the summer of 2007 as a result of unfavorable supply and demand characteristics and a retrenchment of overall market risk amid the growing concerns surrounding the sub-prime mortgage market. BlackRock informed the Board that this caused a general need for liquidity in the marketplace that forced market participants to sell high-quality spread assets, such as mortgages, causing the prices of such securities to cheapen dramatically. BlackRock informed the Board that during these market conditions, Government Income V.I. Fund increased its positions in such sectors and went underweight in U.S. Treasuries, which outperformed every sector that Government Income V.I. Fund invests in.

BlackRock informed the Board that High Income V.I. Fund's current portfolio management team assumed management of High Income V.I. Fund after the completion of the Transaction. Since that time, a new investment philosophy was implemented and the Board noted that performance has improved.

BlackRock informed the Board that positive performance generated by asset allocation decisions was not enough to offset disappointing stock selection results of Large Cap Growth V.I. Fund. BlackRock informed the Board that the portfolio management team will continue to stick with its disciplined approach, believing that buying better-than-market growth opportunities for better-than-market valuations is, in the long term, the right approach to deliver strong performance. The Board recognized that Bob Doll, Jr., who is primarily responsible for the day-to-day management of Large Cap Growth V.I. Fund, has a long-term record of delivering strong performance results and believes Mr. Doll and his team have the necessary resources and

--------------------------------------------------------------------------------


investment processes to deliver positive performance.

BlackRock informed the Board that performance was impacted by Total Return V.I. Fund's overweight exposure to mortgage pass-through securities and commercial mortgages, as well as Total Return V.I. Fund's underweight exposure to U.S. Treasuries. BlackRock also informed the Board that while the performance of mortgage-related securities lagged generally amid the sub-prime mortgage crisis, BlackRock believes that Total Return V.I. Fund's portfolio is well-positioned as the markets recover.

C. CONSIDERATION OF THE ADVISORY FEES AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY BLACKROCK AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE
FUND: The Board, including the Independent Directors, reviewed the Fund's contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock's financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock's profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that in general each of Balanced Capital V.I. Fund, Basic Value V.I. Fund, Fundamental Growth V.I. Fund, Global Growth V.I. Fund, Government Income V.I. Fund, High Income V.I. Fund, International Value V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Utilities and Telecommunications V.I. Fund and Value Opportunities V.I. Fund paid contractual advisory fees prior to any expense reimbursements or fee waivers comparable to fees paid by its Peers.

The Board noted that, although Global Allocation V.I. Fund paid contractual advisory fees higher than its Peers, the Fund paid actual or contractual management fees that were lower than or equal to the median of its Peers.

The Board noted that, although each of Large Cap Value V.I. Fund, S&P 500 Index V.I. Fund and Total Return V.I. Fund has contractual advisory fees higher than its Peers, the difference was de minimis.

The Board noted that, although Money Market V.I. Fund has contractual advisory fees higher than its Peers, at least two of its one-, three- or five-year performance periods are better than the median of its Peers.

The Board took into account that each of High Income V.I. Fund, Large Cap Core V.I. Fund, Money Market V.I. Fund and Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has agreed to contractually cap the total annual operating expenses of one or more share classes of each Portfolio, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that each Portfolio's advisory fee structure was reasonable and that it would continue to review fees in connection with future renewals of the Agreements, including whether the implementation of additional breakpoints, if any, would be appropriate in the future due to an increase in asset size or otherwise.

D. ECONOMIES OF SCALE: The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock's overall operations as it continues to add personnel and commit capital to expand the scale of operations.

--------------------------------------------------------------------------------


The Board found, based on its review of comparable funds, that the Fund's management fee is appropriate in light of the scale of the Fund.

E. OTHER FACTORS: The Board also took into account other ancillary or "fall-out" benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution throughout the year.

CONCLUSION

The Board approved the continuation of the Advisory Agreement between the Adviser and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreements between the Adviser and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; (c) BlackRock Asset Management U.K. Limited; and (d) BlackRock Institutional Management Corporation, each for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund's shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors' conclusions may be based in part on their consideration of these arrangements in prior years.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
James H. Bodurtha
Director

Bruce R. Bond
Director

Donald W. Burton
Director

Richard S. Davis
Director

Stuart E. Eizenstat
Director

Laurence D. Fink
Director

Kenneth A. Froot
Director

Henry Gabbay
Director

Robert M. Hernandez
Chairman of the Board and
Director

John F. O'Brien
Director

Roberta Cooper Ramo
Director

Jean Margo Reid
Director

David H. Walsh
Director

Fred G. Weiss
Chairman of the Audit
Committee and Director

Richard R. West
Director

Donald C. Burke
Fund President and
Chief Executive Officer

Anne F. Ackerley
Vice President


Neal J. Andrews
Chief Financial Officer

Jay M. Fife
Treasurer

Brian P. Kindelan
Chief Compliance Officer
of the Funds

Howard Surloff
Secretary

CUSTODIAN
For all Funds except BlackRock Global Allocation
V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund:

The Bank of New York Mellon
New York, NY 10286

For BlackRock Global Allocation V.I. Fund,
BlackRock International Value V.I. Fund and
BlackRock Large Cap Growth V.I. Fund:

Brown Brothers Harriman & Co.
Boston, MA 02109

TRANSFER AGENT
PNC Global Investment Servicing
Wilmington, DE 19809

ACCOUNTING AGENT
State Street Bank and Trust Company
Princeton, NJ 08540

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Princeton, NJ 08540

LEGAL COUNSEL
Willkie, Farr & Gallagher LLP
New York, NY 10019

PRINCIPAL OFFICE OF THE FUNDS
100 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Availability of Quarterly Schedule of Investments

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Privacy Principles

--------------------------------------------------------------------------------

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

--------------------------------------------------------------------------------

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how each Fund voted proxies relating to securities held in each Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                     #16897-6/08

--------------------------------------------------------------------------------

Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Investments

           (a) Schedule of Investments - BlackRock S&P 500 V.I. Fund - Attached hereto

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
AEROSPACE & DEFENSE - 2.6%       Boeing Co.                                             14,828   $    974,496
                                 General Dynamics Corp.                                  7,828        659,118
                                 Goodrich Corp.                                          2,463        116,894
                                 Honeywell International, Inc.                          14,663        737,256
                                 L-3 Communications Holdings, Inc.                       2,429        220,723
                                 Lockheed Martin Corp.                                   6,633        654,412
                                 Northrop Grumman Corp.                                  6,740        450,906
                                 Precision Castparts Corp.                               2,800        269,836
                                 Raytheon Co.                                            8,346        469,713
                                 Rockwell Collins, Inc.                                  3,183        152,657
                                 United Technologies Corp.                              19,264      1,188,589
                                                                                                 ------------
                                                                                                    5,894,600
                                                                                                 ------------
AIR FREIGHT & LOGISTICS - 1.0%   C.H. Robinson Worldwide, Inc.                           3,400        186,456
                                 Expeditors International Washington, Inc.               4,200        180,600
                                 FedEx Corp.                                             6,155        484,952
                                 United Parcel Service, Inc. Class B                    20,200      1,241,694
                                                                                                 ------------
                                                                                                    2,093,702
                                                                                                 ------------
AIRLINES - 0.1%                  Southwest Airlines Co.                                 14,475        188,754
                                                                                                 ------------
AUTO COMPONENTS - 0.2%           The Goodyear Tire & Rubber Co. (a)                      4,734         84,407
                                 Johnson Controls, Inc.                                 11,738        336,646
                                                                                                      421,053
AUTOMOBILES - 0.2%               Ford Motor Co. (a)(b)                                  44,362        213,381
                                 General Motors Corp. (b)                               11,183        128,605
                                 Harley-Davidson, Inc.                                   4,652        168,682
                                                                                                 ------------
                                                                                                      510,668
                                                                                                 ------------
BEVERAGES - 2.4%                 Anheuser-Busch Cos., Inc.                              14,131        877,818
                                 Brown-Forman Corp. Class B                              1,618        122,272
                                 The Coca-Cola Co.                                      39,496      2,053,002
                                 Coca-Cola Enterprises, Inc.                             5,637         97,520
                                 Constellation Brands, Inc. Class A (a)                  3,900         77,454
                                 Molson Coors Brewing Co. Class B                        2,782        151,146
                                 Pepsi Bottling Group, Inc.                              2,704         75,496
                                 PepsiCo, Inc.                                          31,339      1,992,847
                                                                                                 ------------
                                                                                                    5,447,555
                                                                                                 ------------
BIOTECHNOLOGY - 1.5%             Amgen, Inc. (a)                                        21,523      1,015,025
                                 Biogen Idec, Inc. (a)                                   5,826        325,615
                                 Celgene Corp. (a)                                       8,600        549,282
                                 Genzyme Corp. (a)                                       5,300        381,706
                                 Gilead Sciences, Inc. (a)                              18,200        963,690
                                                                                                 ------------
                                                                                                    3,235,318
                                                                                                 ------------
BUILDING PRODUCTS - 0.1%         Masco Corp.                                             7,151        112,485
                                                                                                 ------------
CAPITAL MARKETS - 2.8%           American Capital Strategies Ltd.                        4,000         95,080
                                 Ameriprise Financial, Inc.                              4,395        178,745
                                 The Bank of New York Mellon Corp.                      22,567        853,710
                                 The Charles Schwab Corp.                               18,365        377,217
                                 E*Trade Financial Corp. (a)(b)                          8,000         25,120
                                 Federated Investors, Inc. Class B                       1,700         58,514

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
                                 Franklin Resources, Inc.                                3,122   $    286,131
                                 The Goldman Sachs Group, Inc.                           7,790      1,362,471
                                 Janus Capital Group, Inc.                               2,911         77,054
                                 Legg Mason, Inc.                                        2,800        121,996
                                 Lehman Brothers Holdings, Inc. (b)                     13,800        273,378
                                 Merrill Lynch & Co., Inc. (c)                          19,479        617,679
                                 Morgan Stanley                                         21,863        788,598
                                 Northern Trust Corp.                                    3,801        260,635
                                 State Street Corp.                                      8,393        537,068
                                 T. Rowe Price Group, Inc.                               5,086        287,206
                                                                                                 ------------
                                                                                                    6,200,602
                                                                                                 ------------
CHEMICALS - 2.1%                 Air Products & Chemicals, Inc.                          4,189        414,125
                                 Ashland, Inc.                                           1,091         52,586
                                 The Dow Chemical Co.                                   18,336        640,110
                                 E.I. du Pont de Nemours & Co.                          17,796        763,270
                                 Eastman Chemical Co.                                    1,458        100,398
                                 Ecolab, Inc.                                            3,476        149,433
                                 Hercules, Inc.                                          2,276         38,533
                                 International Flavors & Fragrances, Inc.                1,599         62,457
                                 Monsanto Co.                                           10,834      1,369,851
                                 PPG Industries, Inc.                                    3,243        186,051
                                 Praxair, Inc.                                           6,154        579,953
                                 Rohm & Haas Co.                                         2,488        115,543
                                 Sigma-Aldrich Corp.                                     2,534        136,481
                                                                                                 ------------
                                                                                                    4,608,791
                                                                                                 ------------
COMMERCIAL BANKS - 2.2%          BB&T Corp.                                             10,796        245,825
                                 Comerica, Inc.                                          2,926         74,993
                                 Fifth Third Bancorp                                    11,119        113,191
                                 First Horizon National Corp.                            3,810         28,308
                                 Huntington Bancshares, Inc.                             7,305         42,150
                                 KeyCorp                                                 9,603        105,441
                                 M&T Bank Corp.                                          1,500        105,810
                                 Marshall & Ilsley Corp.                                 5,100         78,183
                                 National City Corp. (b)                                15,125         72,146
                                 The PNC Financial Services Group, Inc. (c)              6,864        391,934
                                 Regions Financial Corp.                                13,693        149,391
                                 SunTrust Banks, Inc.                                    6,996        253,395
                                 U.S. Bancorp                                           34,404        959,528
                                 Wachovia Corp. (b)                                     42,284        656,671
                                 Wells Fargo & Co. (b)                                  65,206      1,548,643
                                 Zions Bancorporation                                    2,124         66,885
                                                                                                 ------------
                                                                                                    4,892,494
                                                                                                 ------------
COMMERCIAL SERVICES &            Allied Waste Industries, Inc. (a)                       6,594         83,216
   SUPPLIES - 0.5%               Avery Dennison Corp.                                    2,067         90,803
                                 Cintas Corp.                                            2,536         67,229
                                 Equifax, Inc.                                           2,579         86,706
                                 Monster Worldwide, Inc. (a)                             2,471         50,927

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
                                 Pitney Bowes, Inc.                                      4,115   $    140,322
                                 R.R. Donnelley & Sons Co.                               4,244        126,004
                                 Robert Half International, Inc.                         3,186         76,368
                                 Waste Management, Inc.                                  9,710        366,164
                                                                                                 ------------
                                                                                                    1,087,739
                                                                                                 ------------
COMMUNICATIONS                   Ciena Corp. (a)                                         1,614         37,396
   EQUIPMENT - 2.5%              Cisco Systems, Inc. (a)                               116,715      2,714,791
                                 Corning, Inc.                                          31,158        718,192
                                 JDS Uniphase Corp. (a)                                  4,234         48,098
                                 Juniper Networks, Inc. (a)                             10,400        230,672
                                 Motorola, Inc.                                         44,636        327,628
                                 QUALCOMM, Inc.                                         31,968      1,418,420
                                 Tellabs, Inc. (a)                                       7,933         36,888
                                                                                                 ------------
                                                                                                    5,532,085
                                                                                                 ------------
COMPUTERS & PERIPHERALS - 4.6%   Apple, Inc. (a)                                        17,390      2,911,782
                                 Dell, Inc. (a)                                         39,976        874,675
                                 EMC Corp. (a)                                          40,804        599,411
                                 Hewlett-Packard Co.                                    48,743      2,154,928
                                 International Business Machines Corp.                  27,134      3,216,193
                                 Lexmark International, Inc. Class A (a)                 1,907         63,751
                                 NetApp, Inc. (a)                                        6,765        146,530
                                 QLogic Corp. (a)                                        2,586         37,730
                                 SanDisk Corp. (a)                                       4,400         82,280
                                 Sun Microsystems, Inc. (a)                             15,478        168,401
                                 Teradata Corp. (a)                                      3,600         83,304
                                                                                                 ------------
                                                                                                   10,338,985
                                                                                                 ------------
CONSTRUCTION &                   Fluor Corp.                                             1,774        330,106
   ENGINEERING - 0.2%            Jacobs Engineering Group, Inc. (a)                      2,400        193,680
                                                                                                 ------------
                                                                                                      523,786
                                                                                                 ------------
CONSTRUCTION MATERIALS - 0.1%    Vulcan Materials Co.                                    2,150        128,527
                                                                                                 ------------
CONSUMER FINANCE - 0.6%          American Express Co.                                   22,878        861,814
                                 Capital One Financial Corp.                             7,432        282,490
                                 Discover Financial Services, Inc.                       9,481        124,865
                                 SLM Corp. (a)                                           9,223        178,465
                                                                                                 ------------
                                                                                                    1,447,634
                                                                                                 ------------
CONTAINERS & PACKAGING - 0.1%    Ball Corp.                                              1,936         92,425
                                 Bemis Co.                                               1,956         43,854
                                 Pactiv Corp. (a)                                        2,567         54,497
                                 Sealed Air Corp.                                        3,120         59,311
                                                                                                 ------------
                                                                                                      250,087
                                                                                                 ------------
DISTRIBUTORS - 0.1%              Genuine Parts Co.                                       3,238        128,484
                                                                                                 ------------
DIVERSIFIED CONSUMER             Apollo Group, Inc. Class A (a)                          2,700        119,502
   SERVICES - 0.1%               H&R Block, Inc.                                         6,462        138,287
                                                                                                 ------------
                                                                                                      257,789
                                                                                                 ------------
DIVERSIFIED FINANCIAL            Bank of America Corp.                                  88,369      2,109,368
   SERVICES - 3.3%               CIT Group, Inc.                                         5,660         38,545
                                 CME Group, Inc.                                         1,099        421,126

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
                                 Citigroup, Inc.                                       107,551   $  1,802,555
                                 IntercontinentalExchange, Inc. (a)                      1,400        159,600
                                 JPMorgan Chase & Co.                                   68,201      2,339,976
                                 Leucadia National Corp.                                 3,500        164,290
                                 Moody's Corp.                                           4,004        137,898
                                 NYSE Euronext                                           5,200        263,432
                                                                                                 ------------
                                                                                                    7,436,790
                                                                                                 ------------
DIVERSIFIED TELECOMMUNICATION    AT&T Inc.                                             117,402      3,955,273
   SERVICES - 2.9%               CenturyTel, Inc.                                        2,102         74,810
                                 Citizens Communications Co.                             6,403         72,610
                                 Embarq Corp.                                            2,884        136,327
                                 Qwest Communications International Inc.                30,196        118,670
                                 Verizon Communications, Inc.                           56,318      1,993,657
                                 Windstream Corp.                                        8,802        108,617
                                                                                                 ------------
                                                                                                    6,459,964
                                                                                                 ------------
ELECTRIC UTILITIES - 2.3%        Allegheny Energy, Inc.                                  3,322        166,465
                                 American Electric Power Co., Inc.                       7,918        318,541
                                 Duke Energy Corp.                                      25,031        435,039
                                 Edison International                                    6,396        328,626
                                 Entergy Corp.                                           3,772        454,451
                                 Exelon Corp.                                           12,978      1,167,501
                                 FPL Group, Inc.                                         8,014        525,558
                                 FirstEnergy Corp.                                       5,988        492,992
                                 PPL Corp.                                               7,358        384,603
                                 Pepco Holdings, Inc.                                    4,000        102,600
                                 Pinnacle West Capital Corp.                             2,024         62,278
                                 Progress Energy, Inc.                                   5,129        214,546
                                 The Southern Co.                                       15,118        527,920
                                                                                                 ------------
                                                                                                    5,181,120
                                                                                                 ------------
ELECTRICAL EQUIPMENT - 0.5%      Cooper Industries Ltd. Class A                          3,430        135,485
                                 Emerson Electric Co.                                   15,450        764,003
                                 Rockwell Automation, Inc.                               2,883        126,074
                                                                                                 ------------
                                                                                                    1,025,562
                                                                                                 ------------
ELECTRONIC EQUIPMENT &           Agilent Technologies, Inc. (a)                          7,162        254,537
   INSTRUMENTS - 0.3%            Jabil Circuit, Inc.                                     4,115         67,527
                                 Molex, Inc.                                             2,763         67,445
                                 Tyco Electronics Ltd.                                   9,490        339,932
                                                                                                 ------------
                                                                                                      729,441
                                                                                                 ------------
ENERGY EQUIPMENT &               BJ Services Co.                                         5,800        185,252
   SERVICES - 3.6%               Baker Hughes, Inc.                                      6,108        533,473
                                 Cameron International Corp. (a)                         4,300        238,005
                                 ENSCO International, Inc.                               2,900        234,146
                                 Halliburton Co.                                        17,204        913,016
                                 Nabors Industries Ltd. (a)                              5,592        275,294
                                 National Oilwell Varco, Inc. (a)                        8,202        727,681
                                 Noble Corp.                                             5,274        342,599
                                 Rowan Cos., Inc.                                        2,235        104,486

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
                                 Schlumberger Ltd.                                      23,590   $  2,534,274
                                 Smith International, Inc.                               4,000        332,560
                                 Transocean, Inc.                                        6,282        957,314
                                 Weatherford International Ltd. (a)                     13,400        664,506
                                                                                                 ------------
                                                                                                    8,042,606
                                                                                                 ------------
FOOD & STAPLES RETAILING - 2.7%  CVS Caremark Corp.                                     28,266      1,118,486
                                 Costco Wholesale Corp.                                  8,605        603,555
                                 The Kroger Co.                                         13,026        376,061
                                 SUPERVALU, Inc.                                         4,238        130,912
                                 SYSCO Corp.                                            11,871        326,571
                                 Safeway, Inc.                                           8,647        246,872
                                 Wal-Mart Stores, Inc.                                  46,016      2,586,099
                                 Walgreen Co.                                           19,544        635,375
                                 Whole Foods Market, Inc.                                2,800         66,332
                                                                                                 ------------
                                                                                                    6,090,263
                                                                                                 ------------
FOOD PRODUCTS - 1.5%             Archer Daniels Midland Co.                             12,682        428,018
                                 Campbell Soup Co.                                       4,293        143,644
                                 ConAgra Foods, Inc.                                     9,632        185,705
                                 Dean Foods Co. (a)                                      2,800         54,936
                                 General Mills, Inc.                                     6,608        401,568
                                 H.J. Heinz Co.                                          6,249        299,015
                                 The Hershey Co.                                         3,348        109,747
                                 Kellogg Co.                                             4,989        239,572
                                 Kraft Foods, Inc.                                      29,971        852,675
                                 McCormick & Co., Inc.                                   2,500         89,150
                                 Sara Lee Corp.                                         13,917        170,483
                                 Tyson Foods, Inc. Class A                               5,400         80,676
                                 Wm. Wrigley Jr. Co.                                     4,270        332,121
                                                                                                 ------------
                                                                                                    3,387,310
                                                                                                 ------------
GAS UTILITIES - 0.1%             Nicor, Inc.                                               729         31,048
                                 Questar Corp.                                           3,400        241,536
                                                                                                 ------------
                                                                                                      272,584
                                                                                                 ------------
HEALTH CARE EQUIPMENT &          Baxter International, Inc.                             12,358        790,171
   SUPPLIES - 2.1%               Becton Dickinson & Co.                                  4,788        389,264
                                 Boston Scientific Corp. (a)                            26,625        327,221
                                 C.R. Bard, Inc.                                         1,954        171,854
                                 Covidien Ltd.                                           9,890        473,632
                                 Hospira, Inc. (a)                                       3,152        126,427
                                 Intuitive Surgical, Inc. (a)                              766        206,360
                                 Medtronic, Inc.                                        22,162      1,146,884
                                 St. Jude Medical, Inc. (a)                              6,688        273,405
                                 Stryker Corp.                                           4,696        295,284
                                 Varian Medical Systems, Inc. (a)                        2,500        129,625
                                 Zimmer Holdings, Inc. (a)                               4,616        314,119
                                                                                                 ------------
                                                                                                    4,644,246
                                                                                                 ------------
HEALTH CARE PROVIDERS &          Aetna, Inc. (d)                                         9,572        387,953
   SERVICES - 1.8%               AmerisourceBergen Corp.                                 3,170        126,768

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
                                 Cardinal Health, Inc.                                   7,037   $    362,968
                                 Cigna Corp.                                             5,589        197,795
                                 Coventry Health Care, Inc. (a)                          2,950         89,739
                                 Express Scripts, Inc. (a)                               5,000        313,600
                                 Humana, Inc. (a)                                        3,357        133,508
                                 Laboratory Corp. of America Holdings (a)                2,200        153,186
                                 McKesson Corp.                                          5,507        307,896
                                 Medco Health Solutions, Inc. (a)                        9,966        470,395
                                 Patterson Cos., Inc. (a)                                2,600         76,414
                                 Quest Diagnostics, Inc.                                 3,100        150,257
                                 Tenet Healthcare Corp. (a)                              9,612         53,443
                                 UnitedHealth Group, Inc.                               24,258        636,773
                                 WellPoint, Inc. (a)                                    10,404        495,855
                                                                                                 ------------
                                                                                                    3,956,550
                                                                                                 ------------
HEALTH CARE TECHNOLOGY - 0.0%    IMS Health, Inc.                                        3,614         84,206
                                                                                                 ------------
HOTELS, RESTAURANTS &            Carnival Corp.                                          8,673        285,862
   LEISURE - 1.2%                Darden Restaurants, Inc.                                2,761         88,186
                                 International Game Technology                           6,108        152,578
                                 Marriott International, Inc. Class A                    5,966        156,548
                                 McDonald's Corp.                                       22,372      1,257,754
                                 Starbucks Corp. (a)                                    14,344        225,774
                                 Starwood Hotels & Resorts Worldwide, Inc.               3,709        148,620
                                 Wendy's International, Inc.                             2,019         54,957
                                 Wyndham Worldwide Corp.                                 3,465         62,058
                                 Yum! Brands, Inc.                                       9,384        329,285
                                                                                                 ------------
                                                                                                    2,761,622
                                                                                                 ------------
HOUSEHOLD DURABLES - 0.4%        Black & Decker Corp.                                    1,185         68,149
                                 Centex Corp.                                            2,372         31,714
                                 D.R. Horton, Inc.                                       5,400         58,590
                                 Fortune Brands, Inc.                                    2,999        187,168
                                 Harman International Industries, Inc.                   1,100         45,529
                                 KB Home                                                 1,478         25,023
                                 Leggett & Platt, Inc.                                   3,255         54,586
                                 Lennar Corp. Class A                                    2,550         31,467
                                 Newell Rubbermaid, Inc.                                 5,485         92,093
                                 Pulte Homes, Inc.                                       4,284         41,255
                                 Snap-On, Inc.                                           1,141         59,343
                                 The Stanley Works                                       1,541         69,083
                                 Whirlpool Corp.                                         1,513         93,397
                                                                                                 ------------
                                                                                                      857,397
                                                                                                 ------------
HOUSEHOLD PRODUCTS - 2.2%        Clorox Co.                                              2,768        144,490
                                 Colgate-Palmolive Co.                                   9,985        689,964
                                 Kimberly-Clark Corp.                                    8,221        491,451
                                 The Procter & Gamble Co.                               60,284      3,665,870
                                                                                                 ------------
                                                                                                    4,991,775
                                                                                                 ------------
IT SERVICES - 0.9%               Affiliated Computer Services, Inc. Class A (a)          1,900        101,631
                                 Automatic Data Processing, Inc.                        10,255        429,685

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
                                 Cognizant Technology Solutions Corp. (a)                5,700     $  185,307
                                 Computer Sciences Corp. (a)                             3,008        140,895
                                 Convergys Corp. (a)                                     2,434         36,169
                                 Electronic Data Systems Corp.                          10,238        252,264
                                 Fidelity National Information Services, Inc.            3,400        125,494
                                 Fiserv, Inc. (a)                                        3,255        147,679
                                 Paychex, Inc.                                           6,360        198,941
                                 Total System Services, Inc.                             3,900         86,658
                                 Unisys Corp. (a)                                        7,169         28,318
                                 The Western Union Co.                                  14,608        361,110
                                                                                                 ------------
                                                                                                    2,094,151
                                                                                                 ------------
INDEPENDENT POWER PRODUCERS      The AES Corp. (a)                                      13,322        255,916
   & ENERGY TRADERS - 0.3%       Constellation Energy Group, Inc.                        3,552        291,619
                                 Dynegy, Inc. Class A (a)                                9,934         84,936
                                                                                                 ------------
                                                                                                      632,471
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES - 3.1%  3M Co.                                                 13,946        970,502
                                 General Electric Co.                                  196,965      5,256,996
                                 Textron, Inc.                                           4,960        237,733
                                 Tyco International Ltd.                                 9,490        379,980
                                                                                                 ------------
                                                                                                    6,845,211
                                                                                                 ------------
INSURANCE - 3.5%                 ACE Ltd.                                                6,600        363,594
                                 AON Corp.                                               5,875        269,898
                                 Aflac, Inc.                                             9,342        586,678
                                 The Allstate Corp.                                     10,845        494,424
                                 American International Group, Inc. (d)                 53,107      1,405,211
                                 Assurant, Inc.                                          1,900        125,324
                                 Chubb Corp.                                             7,196        352,676
                                 Cincinnati Financial Corp.                              3,266         82,956
                                 Genworth Financial, Inc. Class A                        8,600        153,166
                                 Hartford Financial Services Group, Inc.                 6,177        398,849
                                 Lincoln National Corp.                                  5,152        233,489
                                 Loews Corp.                                             7,128        334,303
                                 MBIA, Inc.                                              3,688         16,190
                                 Marsh & McLennan Cos., Inc.                            10,060        267,093
                                 MetLife, Inc.                                          14,053        741,577
                                 Principal Financial Group, Inc.                         5,100        214,047
                                 The Progressive Corp.                                  13,400        250,848
                                 Prudential Financial, Inc.                              8,600        513,764
                                 Safeco Corp.                                            1,844        123,843
                                 Torchmark Corp.                                         1,797        105,394
                                 The Travelers Cos., Inc.                               11,937        518,066
                                 UnumProvident Corp.                                     6,889        140,880
                                 XL Capital Ltd. Class A                                 3,555         73,091
                                                                                                 ------------
                                                                                                    7,765,361
                                                                                                 ------------
INTERNET & CATALOG RETAIL        Amazon.com, Inc. (a)                                    6,100        447,313
   - 0.3%                        Expedia, Inc. (a)                                       4,100         75,358

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
                                 IAC/InterActiveCorp (a)                                 3,600   $     69,408
                                                                                                 ------------
                                                                                                      592,079
                                                                                                 ------------
INTERNET SOFTWARE &              Akamai Technologies, Inc. (a)                           3,300        114,807
   SERVICES - 1.7%               eBay, Inc. (a)                                         21,800        595,794
                                 Google, Inc. Class A (a)                                4,590      2,416,268
                                 VeriSign, Inc. (a)                                      3,800        143,640
                                 Yahoo! Inc. (a)                                        27,160        561,126
                                                                                                 ------------
                                                                                                    3,831,635
                                                                                                 ------------
LEISURE EQUIPMENT &              Eastman Kodak Co.                                       5,711         82,410
   PRODUCTS - 0.1%               Hasbro, Inc.                                            2,745         98,051
                                 Mattel, Inc.                                            7,180        122,922
                                                                                                 ------------
                                                                                                      303,383
                                                                                                 ------------
LIFE SCIENCES TOOLS &            Applera Corp. - Applied Biosystems, Inc. (a)            3,552        118,921
   SERVICES - 0.4%               Millipore Corp. (a)                                     1,131         76,750
                                 PerkinElmer, Inc.                                       2,309         64,306
                                 Thermo Fisher Scientific, Inc. (a)                      8,236        458,992
                                 Waters Corp. (a)                                        2,000        129,000
                                                                                                 ------------
                                                                                                      847,969
                                                                                                 ------------
MACHINERY - 1.9%                 Caterpillar, Inc.                                      12,184        899,423
                                 Cummins, Inc.                                           3,980        260,770
                                 Danaher Corp.                                           5,066        391,602
                                 Deere & Co.                                             8,476        611,374
                                 Dover Corp.                                             3,734        180,614
                                 Eaton Corp.                                             3,268        277,682
                                 ITT Corp.                                               3,556        225,201
                                 Illinois Tool Works, Inc.                               7,832        372,098
                                 Ingersoll-Rand Co. Class A                              6,286        235,285
                                 Manitowoc Co.                                           2,600         84,578
                                 PACCAR, Inc.                                            7,203        301,301
                                 Pall Corp.                                              2,410         95,629
                                 Parker Hannifin Corp.                                   3,302        235,499
                                 Terex Corp. (a)                                         2,000        102,740
                                                                                                 ------------
                                                                                                    4,273,796
                                                                                                 ------------
MEDIA - 2.8%                     CBS Corp. Class B                                      13,503        263,173
                                 Clear Channel Communications, Inc.                     10,145        357,104
                                 Comcast Corp. Class A                                  58,452      1,108,834
                                 The DIRECTV Group, Inc. (a)                            14,000        362,740
                                 Gannett Co., Inc.                                       4,547         98,533
                                 Interpublic Group of Cos., Inc. (a)                     9,392         80,771
                                 The McGraw-Hill Cos., Inc.                              6,304        252,916
                                 Meredith Corp.                                            732         20,708
                                 The New York Times Co. Class A (b)                      2,777         42,738
                                 News Corp. Class A                                     45,500        684,320
                                 Omnicom Group Inc.                                      6,334        284,270
                                 Scripps Networks Interactive (a)                        1,800         69,030
                                 Time Warner, Inc.                                      70,648      1,045,590
                                 Viacom, Inc. Class B (a)                               12,503        381,842

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
                                 Walt Disney Co.                                        37,682    $ 1,175,678
                                 The Washington Post Co. Class B                           107         62,798
                                                                                                 ------------
                                                                                                    6,291,045
                                                                                                 ------------
METALS & MINING - 1.4%           AK Steel Holding Corp.                                  2,200        151,800
                                 Alcoa, Inc. (d)                                        16,124        574,337
                                 Allegheny Technologies, Inc.                            1,961        116,248
                                 Freeport-McMoRan Copper & Gold, Inc. Class B            7,616        892,519
                                 Newmont Mining Corp.                                    9,003        469,596
                                 Nucor Corp.                                             6,240        465,941
                                 Titanium Metals Corp.                                   1,800         25,182
                                 United States Steel Corp.                               2,289        422,961
                                                                                                 ------------
                                                                                                    3,118,584
                                                                                                 ------------
MULTI-UTILITIES - 1.2%           Ameren Corp.                                            4,097        173,016
                                 CMS Energy Corp.                                        4,354         64,875
                                 CenterPoint Energy, Inc.                                6,483        104,052
                                 Consolidated Edison, Inc.                               5,358        209,444
                                 DTE Energy Co.                                          3,223        136,784
                                 Dominion Resources, Inc.                               11,422        542,431
                                 Integrys Energy Group, Inc.                             1,452         73,805
                                 NiSource, Inc.                                          5,411         96,965
                                 PG&E Corp.                                              7,081        281,045
                                 Public Service Enterprise Group, Inc.                  10,028        460,586
                                 Sempra Energy                                           4,917        277,565
                                 TECO Energy, Inc.                                       4,115         88,431
                                 Xcel Energy, Inc.                                       8,484        170,274
                                                                                                 ------------
                                                                                                    2,679,273
                                                                                                 ------------
MULTILINE RETAIL - 0.7%          Big Lots, Inc. (a)                                      1,645         51,390
                                 Dillard's, Inc. Class A (b)                             1,126         13,028
                                 Family Dollar Stores, Inc.                              2,727         54,376
                                 J.C. Penney Co., Inc.                                   4,435        160,946
                                 Kohl's Corp. (a)                                        6,025        241,241
                                 Macy's, Inc.                                            8,306        161,303
                                 Nordstrom, Inc. (b)                                     3,468        105,080
                                 Sears Holdings Corp. (a)(b)                             1,370        100,914
                                 Target Corp.                                           15,334        712,878
                                                                                                 ------------
                                                                                                    1,601,156
                                                                                                 ------------
OFFICE ELECTRONICS - 0.1%        Xerox Corp.                                            17,723        240,324
                                                                                                 ------------
OIL, GAS & CONSUMABLE            Anadarko Petroleum Corp.                                9,236        691,222
   FUELS - 12.4%                 Apache Corp.                                            6,566        912,674
                                 Cabot Oil & Gas Corp. Class A                           1,900        128,687
                                 Chesapeake Energy Corp.                                 9,500        626,620
                                 Chevron Corp.                                          40,907      4,055,111
                                 ConocoPhillips                                         30,424      2,871,721
                                 Consol Energy, Inc.                                     3,600        404,532
                                 Devon Energy Corp.                                      8,802      1,057,648
                                 EOG Resources, Inc.                                     4,932        647,078
                                 El Paso Corp.                                          13,912        302,447

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
                                 Exxon Mobil Corp.                                     104,346   $  9,196,013
                                 Hess Corp.                                              5,515        695,938
                                 Marathon Oil Corp.                                     13,980        725,143
                                 Massey Energy Co.                                       1,600        150,000
                                 Murphy Oil Corp.                                        3,800        372,590
                                 Noble Energy, Inc.                                      3,400        341,904
                                 Occidental Petroleum Corp.                             16,258      1,460,944
                                 Peabody Energy Corp.                                    5,400        475,470
                                 Range Resources Corp.                                   3,100        203,174
                                 Southwestern Energy Co. (a)                             6,800        323,748
                                 Spectra Energy Corp.                                   12,465        358,244
                                 Sunoco, Inc.                                            2,356         95,866
                                 Tesoro Corp.                                            2,700         53,379
                                 Valero Energy Corp.                                    10,400        428,272
                                 Williams Cos., Inc.                                    11,507        463,847
                                 XTO Energy, Inc.                                       10,091        691,334
                                                                                                 ------------
                                                                                                   27,733,606
                                                                                                 ------------
PAPER & FOREST PRODUCTS - 0.2%   International Paper Co.                                 8,424        196,279
                                 MeadWestvaco Corp.                                      3,442         82,057
                                 Weyerhaeuser Co.                                        4,129        211,157
                                                                                                 ------------
                                                                                                      489,493
                                                                                                 ------------
PERSONAL PRODUCTS - 0.2%         Avon Products, Inc.                                     8,394        302,352
                                 The Estee Lauder Cos., Inc. Class A                     2,300        106,835
                                                                                                 ------------
                                                                                                      409,187
                                                                                                 ------------
PHARMACEUTICALS - 6.1%           Abbott Laboratories                                    30,520      1,616,644
                                 Allergan, Inc.                                          6,054        315,111
                                 Barr Pharmaceuticals, Inc. (a)                          2,100         94,668
                                 Bristol-Myers Squibb Co.                               39,063        801,963
                                 Eli Lilly & Co.                                        19,548        902,336
                                 Forest Laboratories, Inc. (a)                           6,018        209,065
                                 Johnson & Johnson                                      55,653      3,580,714
                                 King Pharmaceuticals, Inc. (a)                          5,016         52,518
                                 Merck & Co., Inc.                                      42,379      1,597,265
                                 Mylan, Inc.                                             5,930         71,575
                                 Pfizer, Inc.                                          133,660      2,335,040
                                 Schering-Plough Corp.                                  32,011        630,297
                                 Watson Pharmaceuticals, Inc. (a)                        2,040         55,427
                                 Wyeth                                                  26,351      1,263,794
                                                                                                 ------------
                                                                                                   13,526,417
                                                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS    Apartment Investment & Management Co. Class A           1,783         60,729
   (REITS) - 1.2%                AvalonBay Communities, Inc.                             1,500        133,740
                                 Boston Properties, Inc.                                 2,400        216,528
                                 Developers Diversified Realty Corp.                     2,400         83,304
                                 Equity Residential                                      5,300        202,831
                                 General Growth Properties, Inc.                         5,300        185,659
                                 HCP, Inc.                                               4,600        146,326
                                 Host Marriott Corp. (b)                                10,300        140,595

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
                                 Kimco Realty Corp.                                      5,000     $  172,600
                                 Plum Creek Timber Co., Inc.                             3,400        145,214
                                 ProLogis                                                5,200        282,620
                                 Public Storage                                          2,400        193,896
                                 Simon Property Group, Inc.                              4,400        395,516
                                 Vornado Realty Trust                                    2,700        237,600
                                                                                                 ------------
                                                                                                    2,597,158
                                                                                                 ------------
REAL ESTATE MANAGEMENT &
   DEVELOPMENT - 0.0%            CB Richard Ellis Group, Inc. (a)                        3,400         65,280
                                                                                                 ------------
ROAD & RAIL - 1.1%               Burlington Northern Santa Fe Corp.                      5,766        575,966
                                 CSX Corp.                                               8,008        502,982
                                 Norfolk Southern Corp.                                  7,386        462,881
                                 Ryder System, Inc.                                      1,184         81,554
                                 Union Pacific Corp.                                    10,214        771,157
                                                                                                 ------------
                                                                                                    2,394,540
                                                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR   Advanced Micro Devices, Inc. (a)                       12,072         70,380
   EQUIPMENT - 2.5%              Altera Corp.                                            5,947        123,103
                                 Analog Devices, Inc.                                    5,773        183,408
                                 Applied Materials, Inc.                                26,762        510,887
                                 Broadcom Corp. Class A (a)                              8,797        240,070
                                 Intel Corp.                                           113,188      2,431,278
                                 KLA-Tencor Corp.                                        3,400        138,414
                                 LSI Corp. (a)                                          12,696         77,953
                                 Linear Technology Corp.                                 4,364        142,135
                                 MEMC Electronic Materials, Inc. (a)                     4,500        276,930
                                 Microchip Technology, Inc.                              3,700        112,998
                                 Micron Technology, Inc. (a)                            15,126         90,756
                                 National Semiconductor Corp.                            4,308         88,486
                                 Novellus Systems, Inc. (a)                              1,942         41,151
                                 Nvidia Corp. (a)                                       11,000        205,920
                                 Teradyne, Inc. (a)                                      3,438         38,059
                                 Texas Instruments, Inc.                                26,171        736,975
                                 Xilinx, Inc.                                            5,513        139,203
                                                                                                 ------------
                                                                                                    5,648,106
                                                                                                 ------------
SOFTWARE - 3.5%                  Adobe Systems, Inc. (a)                                10,460        412,019
                                 Autodesk, Inc. (a)                                      4,452        150,522
                                 BMC Software, Inc. (a)                                  3,801        136,836
                                 CA, Inc.                                                7,746        178,855
                                 Citrix Systems, Inc. (a)                                3,629        106,729
                                 Compuware Corp. (a)                                     5,318         50,734
                                 Electronic Arts, Inc. (a)                               6,300        279,909
                                 Intuit, Inc. (a)                                        6,386        176,062
                                 Microsoft Corp.                                       158,286      4,354,448
                                 Novell, Inc. (a)                                        6,782         39,946
                                 Oracle Corp. (a)                                       78,385      1,646,085
                                 Symantec Corp. (a)                                     16,630        321,791
                                                                                                 ------------
                                                                                                    7,853,936
                                                                                                 ------------

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                           COMMON STOCKS                       SHARES        VALUE
--------                         -------------------------------------------------   ---------   ------------
SPECIALTY RETAIL - 1.5%          Abercrombie & Fitch Co. Class A                         1,700     $  106,556
                                 AutoNation, Inc. (a)                                    2,683         26,884
                                 AutoZone, Inc. (a)                                        808         97,776
                                 Bed Bath & Beyond, Inc. (a)                             5,148        144,659
                                 Best Buy Co., Inc.                                      6,818        269,993
                                 GameStop Corp. Class A (a)                              3,200        129,280
                                 The Gap, Inc.                                           8,903        148,413
                                 Home Depot, Inc.                                       33,559        785,952
                                 Limited Brands, Inc.                                    5,879         99,061
                                 Lowe's Cos., Inc.                                      28,922        600,132
                                 Office Depot, Inc. (a)                                  5,440         59,514
                                 RadioShack Corp.                                        2,583         31,693
                                 The Sherwin-Williams Co.                                1,966         90,298
                                 Staples, Inc.                                          13,892        329,935
                                 TJX Cos., Inc.                                          8,356        262,963
                                 Tiffany & Co.                                           2,447         99,715
                                                                                                 ------------
                                                                                                    3,282,824
                                                                                                 ------------
TEXTILES, APPAREL & LUXURY       Coach, Inc. (a)                                         6,700        193,496
   GOODS - 0.4%                  Jones Apparel Group, Inc.                               1,700         23,375
                                 Liz Claiborne, Inc.                                     1,908         26,998
                                 Nike, Inc. Class B                                      7,534        449,102
                                 Polo Ralph Lauren Corp.                                 1,100         69,058
                                 VF Corp.                                                1,708        121,575
                                                                                                 ------------
                                                                                                      883,604
                                                                                                 ------------
THRIFTS & MORTGAGE               Countrywide Financial Corp.                            11,658         49,547
   FINANCE - 0.5%                Fannie Mae                                             21,034        410,373
                                 Freddie Mac                                            12,750        209,100
                                 Hudson City Bancorp, Inc.                              10,300        171,804
                                 MGIC Investment Corp.                                   1,867         11,407
                                 Sovereign Bancorp, Inc.                                 9,580         70,509
                                 Washington Mutual, Inc. (b)                            21,051        103,781
                                                                                                 ------------
                                                                                                    1,026,521
                                                                                                 ------------
TOBACCO - 1.6%                   Altria Group, Inc.                                     41,389        850,958
                                 Lorillard, Inc. (a)                                     3,400        235,144
                                 Philip Morris International, Inc.                      41,689      2,059,020
                                 Reynolds American, Inc.                                 3,400        158,678
                                 UST, Inc.                                               2,899        158,314
                                                                                                 ------------
                                                                                                    3,462,114
                                                                                                 ------------
TRADING COMPANIES &
   DISTRIBUTORS - 0.1%           W.W. Grainger, Inc.                                     1,321        108,058
                                                                                                 ------------
WIRELESS TELECOMMUNICATION       American Tower Corp. Class A (a)                        7,800        329,550
   SERVICES - 0.4%               Sprint Nextel Corp.                                    56,391        535,714
                                                                                                 ------------
                                                                                                      865,264
                                                                                                 ------------
                                 TOTAL COMMON STOCKS
                                 (COST - $131,421,541) - 99.0%                                    220,685,120
                                                                                                 ------------

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS JUNE 30, 2008 (UNAUDITED)

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

                                                                                     BENEFICIAL
                                                                                      INTEREST
                                               SHORT-TERM SECURITIES                   (000)          VALUE
                                 -------------------------------------------------   ----------   -------------
                                 BlackRock Liquidity Series, LLC
                                 Cash Sweep Series, 2.56% (c)(e)                     $    1,885   $   1,885,476
                                 BlackRock Liquidity Series, LLC
                                 Money Market Series, 2.70% (c)(e)(f)                     2,955       2,955,237
                                                                                                  -------------
                                 TOTAL SHORT-TERM SECURITIES
                                 (COST - $4,840,713) - 2.2%                                           4,840,713
                                                                                                  -------------
                                 TOTAL INVESTMENTS (COST - $136,262,254*) - 101.2%                  225,525,833
                                 LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2%)                      (2,580,915)
                                                                                                  -------------
                                 NET ASSETS - 100.0%                                              $ 222,944,918
                                                                                                  =============

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:


Aggregate cost                   $143,496,282
                                 ============
Gross unrealized appreciation    $ 94,510,550
Gross unrealized depreciation     (12,480,999)
                                 ------------
Net unrealized appreciation      $ 82,029,551
                                 ============

(a)  Non-income producing security.

(b)  Security, or a portion of security, is on loan.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                          PURCHASE        SALE         REALIZED       INTEREST/
AFFILIATE                                   COST          COST           LOSS      DIVIDEND INCOME
---------                                ----------   -----------     ----------   ---------------
BlackRock Liquidity Series, LLC
   Cash Sweep Series                             --   $11,385,739**           --       $87,859
BlackRock Liquidity Series, LLC
   Money Market Series                   $2,089,737*           --             --       $26,034
Merrill Lynch & Co., Inc.                $  136,181   $   100,242       $ (3,659)      $13,530
The PNC Financial Services Group, Inc.   $    5,786   $    64,427       $ (9,443)      $ 9,494

*    Represents net purchase cost.

**   Represents net sale cost.

(d) All or a portion of security, pledged as collateral in connection with open financial futures contracts.

(e)  Represents the current yield as of report date.

(f)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

-    Financial futures contracts purchased as of June 30, 2008, were as follows:

                              EXPIRATION         FACE       UNREALIZED
CONTRACTS       ISSUE            DATE           VALUE      DEPRECIATION
---------   -------------   --------------   -----------   ------------
    6      S&P 500 Index   September 2008    $ 2,012,448    $ (90,798)

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2008 (UNAUDITED)

- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

     - Level 1 - price quotations in active markets/exchanges for identical securities

     - Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

     - Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent financial statements as contained in its semiannual report.

     The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

VALUATION   INVESTMENTS IN   OTHER FINANCIAL
 INPUTS       SECURITIES      INSTRUMENTS*
---------   --------------   ---------------
Level 1       $220,685,120       $(90,798)
Level 2          4,840,713             --
Level 3                 --             --
              ------------       --------
TOTAL         $225,525,833       $(90,798)
              ============       ========

*    Other financial instruments are futures.

           (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.


By: /s/ Donald C. Burke
    --------------------------------------------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock Variable Series Funds, Inc.

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    --------------------------------------------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock Variable Series Funds, Inc.

Date: August 22, 2008


By: /s/ Neal J. Andrews
    --------------------------------------------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock Variable Series Funds, Inc.

Date: August 22, 2008